Exhibit 10.1

CALIFORNIA ASSOCIATION OF REALTORS®

EXTENSION OF TIME AMENDMENT No. *One*

(C.A.R. Form ETA, Revised 12/25)

COLDWELL BANKER REALTY

This is a proposal to amend the terms and conditions of the Purchase Agreement, OR ☐ Other ______ ("Agreement"), dated *07/22/2026*, on property known as *5717 4th Avenue, Los Angeles, CA 90043* ("Property"), in which *Elata Investments, LLC* is referred to as ("Buyer") and *Finance of America Reserve, LLC* is referred to as ("Seller").

1. **EXTENSION OF ESCROW:** The scheduled Close Of Escrow is extended to *08/25/2026* (Date).
2. **EXTENSION OF CONTINGENCY(IES):** The following contingency(ies), if checked, is/are extended to: ______ (Date) ☐ Buyer Investigation of Property Condition ☐ Loan ☐ Other ______.
3. **OTHER EXTENSION(S):** The time for ______ is/are extended to ______ (Date).
4. **ADDITIONAL TERMS:** ______
5. **OFFER/EXPIRATION:** ☒ Buyer, ☐ Seller proposes this Extension of Time Amendment **(i)** which may be withdrawn by the Party initiating this proposed Amendment at any time prior to acceptance, and **(ii)** which shall be deemed revoked unless by 5:00 PM on the third Day after it is Signed by the initiating Party (or by ____ ☐ AM/☐ PM on ______ date) this proposed Amendment is Signed by the other Party and a Copy of this Amendment is Delivered to the initiating Party.

   ☒ Buyer ☐ Seller [signature] Signed by: 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/27/2026

   ☐ Buyer ☐ Seller ______ Date ______
6. **ACCEPTANCE:** The foregoing terms and conditions amending the existing Agreement are hereby accepted, and the undersigned agrees to the above terms and conditions and acknowledge receipt of a Copy of this Extension of Time Amendment. Upon Acceptance, this Amendment shall be deemed incorporated into the Agreement.

   ☐ Buyer ☒ Seller Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

   ☐ Buyer ☐ Seller ______ Date ______

EXTENSION OF TIME AMENDMENT **NOT** ACCEPTED: (____/____ Buyer/Seller Initials). This amendment was **NOT** accepted by Buyer/Seller on ______ (date).

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

REAL ESTATE PURCHASE ADDENDUM

This Real Estate Purchase Addendum ("Addendum") is to be made part of, and incorporated into, the Real Estate Purchase Contract ("Contract") dated July 23, 2026 by and between Finance of America Reverse LLC ("Seller") and Elata Investments, LLC, David Behrend, Manager ("Buyer") for the property and improvements located at the following address: 5717 4TH AVENUE, LOS ANGELES, CA 90043 ("Property"). Buyer and Seller may each be referred to herein as a "Party" and collectively as the "Parties." The Contract and this Addendum together constitute the "Agreement".

Seller and Buyer agree as follows:

1. Terms.

(A) Purchase Price: $ 600,000

(B) This Agreement (check one): ( ) **is** (✓) **is not** contingent on Buyer obtaining financing for the purchase of the Property.

(C) Other Financial Terms:

Requested Closing Costs & Other Items to Be Paid by Seller on Behalf of Buyer:

(Limited to loan guidelines)

Closing Costs:	$
Repairs:	$
Home Warranty:	$
Inspection Fee:	$
Survey Fee:	$
Termite Fee:	$
Other Costs:	$
Other Costs	$0
Other Costs	$ ______

- **Offer Processing Fee of $300.00 shall be paid by buyer's agent.**
  Please ensure the Property ID: 1810663 is noted on the payment check
  Closing Agent: Deliver payment to RES.NET, 27762 Antonio Parkway, Ste L-1645, Ladera Ranch, CA 92694

Notwithstanding any provision in the Agreement to the contrary, if Seller agrees in the Agreement to pay any of Buyer's closing costs (the "Closing Costs"), then Seller shall only pay the lesser of Buyer's actual Closing Costs and the Closing Costs that Seller has agreed to pay in the Agreement. Section 15 has additional provisions pertaining to Closing Costs.

(D) Closing Date. The closing of transactions contemplated by the Agreement (the "Closing") shall take place on or before August 17, 2026 or within five (5) calendar days of final loan approval by the lender, whichever is earlier ("Closing Date"), unless the Closing Date is extended in writing signed by Seller and Buyer or extended by Seller under the terms of the Agreement.

(E) Per Diem Interest. Any request for extension of the Closing Date by Buyer must be: (i) in writing and include a statement by Buyer that Buyer agrees to pay to Seller a per diem of $ 50 per day, towards Seller's carrying costs, through and including the Closing Date, and (ii) be approved by Seller in its sole and separate discretion

2. **LIMITATION OF SELLER'S LIABILITY AND BUYER'S WAIVER OF IMPORTANT RIGHTS:**

(A) **BUYER UNDERSTANDS AND ACKNOWLEDGES THAT SELLER HAS (i) ACQUIRED THE PROPERTY THROUGH FORECLOSURE, DEED-IN-LIEU OF FORECLOSURE, FORFEITURE, TAX SALE OR SIMILAR PROCESS, (ii) NEVER OCCUPIED THE PROPERTY, AND (iii) LITTLE OR NO**

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

DIRECT KNOWLEDGE ABOUT THE CONDITION OF THE PROPERTY. BUYER AGREES THAT BUYER IS BUYING THE PROPERTY "AS IS" (AS MORE FULLY SET FORTH IN SECTION 11 OF THIS ADDENDUM).

(B) **notwithstanding any provision to the contrary in THE AGREEMENT, SELLER'S LIABILITY AND BUYER'S SOLE AND EXCLUSIVE REMEDY IN ALL CIRCUMSTANCES AND FOR ALL CLAIM(S) (as the term is defined in Section 24 hereof) arising out of or relating in aNY WAY TO THE AGREEMENT and/or THE SALE OF THE PROPERTY TO BUYER INCLUDING, BUT NOT LIMITED TO, SELLER'S BREACH OR TERMINATION OF THE AGREEMENT, any defects (latent or apparent) RELATING TO THE CONDITION OF THE PROPERTY, SELLER'S TITLE TO THE PROPERTY, THE OCCUPANCY STATUS OF THE PROPERTY, the size, square footage, boundaries or location of the property, any cost or expense incurred by Buyer in selling a current or prior residence or terminating a lease on a current or prior residence, obtaining other living accommodations, moving, storage or relocation expenses or any other costs or expenses incurred by buyer IN CONNECTION WITH THE AGREEMENT SHALL BE LIMITED TO no more than THE RETURN OF BUYER'S EARNEST MONEY DEPOSIT IF PERMITTED BY APPLICABLE LAW. IF NOT PERMITTED BY APPLICABLE LAW THEN BUYER'S REMEDY SHALL BE LIMITED TO ACTUAL DAMAGES.**

(C) **BUYER SHALL NOT BE ENTITLED TO A RETURN OF BUYER'S EARNEST MONEY DEPOSIT IF BUYER MATERIALLY BREACHES THE AGREEMENT OR AS OTHERWISE SET FORTH IN THIS AGREEMENT.**

(D) **BUYER AGREES THAT SELLER SHALL NOT BE LIABLE TO BUYER UNDER ANY CIRCUMSTANCES FOR ANY SPECIAL, CONSEQUENTIAL OR PUNITIVE DAMAGES WHATSOEVER, WHETHER IN CONTRACT, TORT (INCLUDING NEGLIGENCE AND/OR STRICT LIABILITY), OR ANY OTHER LEGAL OR EQUITABLE PRINCIPLE, THEORY OR CAUSE OF ACTION ARISING OUT OF OR RELATED IN ANY WAY TO ANY CLAIM, INCLUDING BUT NOT LIMITED TO, THE AFOREMENTIONED CLAIMS.**

(E) **ANY REFERENCE TO A RETURN OF BUYER'S EARNEST MONEY DEPOSIT CONTAINED IN THE AGREEMENT SHALL MEAN A RETURN OF THE EARNEST MONEY DEPOSIT, LESS ANY ESCROW CANCELLATION FEES APPLICABLE TO BUYER UNDER THE AGREEMENT AND LESS FEES AND COSTS PAYABLE FOR SERVICES AND PRODUCTS PROVIDED DURING ESCROW AT BUYER'S REQUEST. TO THE FULLEST EXTENT PERMITTED BY LAW BUYER WAIVES ANY CLAIMS THAT THE PROPERTY IS UNIQUE AND BUYER ACKNOWLEDGES THAT A RETURN OF ITS EARNEST MONEY DEPOSIT CAN ADEQUATELY AND FAIRLY COMPENSATE BUYER FOR ALL CLAIMS. IN ANY SUCH INSTANCE AND UPON RETURN OF THE EARNEST MONEY DEPOSIT TO BUYER, THE AGREEMENT SHALL BE TERMINATED AND BUYER AND SELLER SHALL HAVE NO FURTHER RIGHTS UNDER OR LIABILITY, OBLIGATION OR RESPONSIBILITY TO EACH OTHER IN CONNECTION WITH THE AGREEMENT.**

(F) **SELLER'S LIMITATION OF LIABILITY AND BUYER'S EXPRESS WAIVERS PROVIDED HEREIN ARE A MATERIAL PART OF THE CONSIDERATION TO SELLER UNDER THIS AGREEMENT AS NEGOTIATED AND AGREED TO BY AND BETWEEN BUYER AND SELLER.**

(G) **Buyer further expressly waives the following, IF AND TO THE FULLEST EXTENT PERMITTED BY LAW:**

I. **ALL RIGHTS TO FILE AND MAINTAIN AN ACTION AGAINST SELLER FOR SPECIFIC PERFORMANCE;**

II. **THE RIGHT TO RECORD A LIS PENDENS AGAINST THE PROPERTY OR TO RECORD THE AGREEMENT OR A MEMORANDUM THEREOF IN THE REAL PROPERTY RECORDS;**

III. **RIGHT TO INVOKE ANY EQUITABLE REMEDY THAT WOULD PREVENT OR DELAY SELLER FROM CONVEYING THE PROPERTY TO A THIRD PARTY BUYER;**

IV. **ANY CLAIMS ARISING FROM THE ADJUSTMENTS OR PRORATIONS OR ERRORS IN CALCULATING THE ADJUSTMENTS OR PRORATIONS THAT ARE OR MAY BE DISCOVERED AFTER CLOSING UNLESS SUCH CLAIMS ARE MATERIAL AND BUYER NOTIFIES SELLER IN WRITING OF SUCH CLAIMS WITHIN THIRTY (30) DAYS OF THE CLOSING DATE;**

V. **ANY REMEDY OF ANY KIND THAT BUYER MIGHT OTHERWISE BE ENTITLED TO AT LAW OR EQUITY (INCLUDING, BUT NOT LIMITED TO, RESCISSION OF THE AGREEMENT OR SPECIFIC PERFORMANCE), EXCEPT AS EXPRESSLY PROVIDED IN THIS ADDENDUM;**

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

VI. ANY RIGHT TO A TRIAL BY JURY IN ANY LITIGATION ARISING FROM OR RELATED IN ANY WAY TO THIS AGREEMENT;

VII. ANY RIGHT TO (a) AVOID THE SALE OF THE PROPERTY, (b) REDUCE THE PRICE OR (c) HOLD SELLER LIABLE FOR ANY CLAIMS ARISING OUT OF OR RELATED IN ANY WAY TO THE CONDITION, CONSTRUCTION, REPAIR, OR TREATMENT OF THE PROPERTY, OR ANY DEFECTS, APPARENT OR LATENT, THAT MAY NOW OR HEREAFTER EXIST WITH RESPECT TO THE PROPERTY;

VIII. ANY CLAIMS ARISING OUT OF OR RELATING IN ANY WAY TO ZONING, ENCROACHMENTS, EASEMENTS, BOUNDARIES, SHORTAGES IN AREA OR ANY OTHER MATTER THAT WOULD BE DISCLOSED OR REVEALED BY A SURVEY OR INSPECTION OF THE PROPERTY OR SEARCH OF PUBLIC RECORDS; AND

IX. ANY CLAIMS ARISING OUT OF OR RELATING IN ANY WAY TO THE SQUARE FOOTAGE, SIZE, LOCATION OF THE PROPERTY OR ANY INFORMATION PROVIDED ON THE MULTIPLE LISTING SERVICE, BROCHURES OR WEB SITES OF SELLER, SELLER'S AGENT OR BROKER.

References to the "Seller" in Section 2 of this Addendum shall also include Indemnified Parties (as defined in Section 24 of this Addendum).

3. Effective Date: The date of Seller's execution of this Addendum shall be the "Effective Date" of the Agreement, notwithstanding any prior understanding or agreement with respect to the financial terms set forth herein. The Agreement must be approved by Seller or Seller's representative and it must be executed by all Parties in order to be binding on Seller.

4. Earnest Money Deposit: If applicable, an escrow (the "Escrow") will be opened by both Parties immediately following the Effective Date with an escrow agent or company (the "Escrow Agent") selected as set forth in Section 29 of this Addendum. Buyer's earnest money deposit of $ 18,000 is to be delivered to and deposited with the Escrow Agent in no event later than (48) hours from the Effective Date or this Agreement shall be null and void. If this Agreement is not otherwise terminated, the Earnest Money shall be applied to the Purchase Price at Closing (as hereinafter defined).

5. Financing: If the Agreement is contingent on financing, the type of financing shall be the following: Other

(a) If the Agreement is contingent on financing, Buyer shall apply for a loan in the amount of $ 558000 , at prevailing rates, terms and conditions. Buyer shall complete and submit to a mortgage lender an application for a mortgage loan containing the terms set forth in this paragraph within three (3) business days of the Effective Date and shall use diligent efforts to obtain a mortgage loan commitment within fifteen (15) days from the application submittal date. If, despite Buyer's diligent efforts, Buyer cannot obtain a mortgage loan commitment by the expiration of the fifteen (15) day period, then either Buyer or Seller may terminate the Agreement by giving written notice to the other Party. In such event, Buyer's notice must include a copy of the loan application, proof of the application date and a copy of the denial letter from the prospective lender. In the event of a proper termination of the Agreement by Buyer under this paragraph, the Earnest Money shall be returned to Buyer and the Parties shall have no further obligation to each other under the Agreement. Buyer agrees to cooperate and comply with all requests for documents and information from Buyer's chosen lender during the loan application process. Failure of Buyer to comply with such requests from the lender that results in the denial of the mortgage loan shall be considered a material breach of the Agreement and Seller shall be entitled to retain the Earnest Money.

(b) If the Agreement is contingent on financing as a sales condition, Buyer must obtain pre-approval ("Pre-Approval") via a Pre-Approval letter (the "Pre-Approval Letter") for a mortgage loan in an amount and under terms sufficient for Buyer to perform its obligations under the Agreement and such Pre-Approval Letter must accompany the Agreement. Pre-Approval shall include, but is not limited to, the Pre-Approval Letter, a satisfactory credit report and proof of funds sufficient to meet Buyer's obligations under the Agreement. Buyer's submission of proof of Pre-Approval is a condition precedent to Seller's acceptance of Buyer's offer. Seller may require Buyer to obtain, at no cost to Buyer, Pre-Approval as Seller may require.

(c) If the Agreement is based on a cash offer from Buyer, then Buyer shall provide Seller proof of liquid funds on deposit in the United States sufficient to close this transaction.

(d) Buyer is aware that the price and terms of this transaction were negotiated on the basis of the type of financing selected by Buyer. Any change of the loan type, loan terms, financing or Buyer's lender after the Agreement has been entered into shall be subject to Seller's approval and may require, at Seller's sole discretion, renegotiation of all or some of the terms of the Agreement.

6. Time is of the Essence; Closing:

(a) It is agreed that time is of the essence with respect to all dates specified in the Agreement and any addenda, riders or

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

amendments thereto, meaning that all deadlines are intended to be strict and absolute. The Agreement shall terminate automatically and without notice, if the transactions contemplated by the Agreement are not concluded by the Closing Date or any extension thereof (which termination shall not be deemed a waiver of the remedies available to the parties hereunder upon a default by the other party, as applicable).

(b) The Closing shall be held in the offices of Seller's attorney or agent (the "Seller's Agent") or at a place so designated and approved by Seller, unless otherwise required by applicable law. If the Closing does not occur (through no fault of Seller) by the date specified in this Addendum or in any extension executed by all Parties hereto, the Agreement shall be automatically terminated and Seller shall retain any Earnest Money as liquidated damages.

7. Extension of Closing Date; Per Diem Interest: If the sale does not close by the date specified in the approved written extension agreement, Seller may retain the Earnest Money and the accrued per diem payment as liquidated damages. This provision is not applicable for delays caused solely by Seller.

8. Utility Transfer. As a condition of the Agreement, Buyer(s) hereby agree to have all utility services including water, sewer, electricity, gas and homeowner's association dues, if applicable, transferred into Buyer(s) name no later than the first (1st) business day following Closing. Buyer(s) also agree to accept responsibility for payment of any utility charges accrued after the Closing Date. All or some of the utility services are in the name of the Seller or the Listing Broker. It is the Buyer(s) sole and absolute responsibility to make any arrangements necessary for the transfer of utilities into their name.

9. Exhibits:

Exhibit A - Earnest Money Receipt and Funds Verification Form to be completed by Listing Agent

The exhibits to this Addendum are hereby incorporated and made a part hereof and are an integral part of the Agreement.

10. Inspections:

(a) On or before 5 calendar days from the Effective Date, Buyer shall inspect the Property or obtain for its own use, benefit and reliance, inspections and/or reports on the condition of the Property or Buyer shall be deemed to have 1) waived such inspections and any objections to the condition of the Property and 2) accepted the condition of the Property. Buyer shall keep the Property free and clear of liens and encumbrances, and agrees to indemnify and hold Seller and the Indemnified Parties harmless from all Claims arising out of or relating in any way to Buyer's inspections, and Buyer shall repair any damages to the Property resulting from Buyer's inspections at Buyer's sole expense. Buyer shall not directly or indirectly cause any inspections to be made by any government building or zoning inspectors or government employees without the prior written consent of Seller, unless required by law, in which case Buyer shall provide reasonable notice to Seller but in any event at least twenty-four (24) hours prior to any such inspection.

If and to the extent applicable, if Seller has winterized the Property and Buyer desires to have the Property inspected, the listing agent will arrange a onetime de-winterization of the property through the Seller's property preservation company prior to inspection and may have the property re-winterized after the inspection (if Seller deems necessary, in its sole and absolute discretion).

(b) Within five (5) calendar days of receipt of any inspection report prepared by or for Buyer, but not later than 5 calendar days from the Effective Date, whichever first occurs, Buyer shall provide written notice to Seller of any items disapproved or problems with the condition of the Property. Buyer's failure to provide such written notice to Seller shall be deemed as Buyer's acceptance of the condition of the Property. Buyer shall immediately provide to Seller, at no cost, upon request by Seller, complete copies of all inspection reports conducted by or on behalf of Buyer if the Buyer provides such written notice of disapproval or problems. In no event shall Seller be obligated to make any repairs or replacements, or correct any problems or defects that may be indicated in Buyer's inspection reports. Notwithstanding the foregoing, Seller may, in its sole discretion, make such repairs, replacements or corrections to the Property. If Seller elects not to repair or correct the Property, Buyer may terminate the Agreement within five (5) calendar days of receiving notice from Seller that Seller elects not to repair, replace or correct the Property by providing Seller with written notice of such intent to terminate the Agreement. If Buyer timely notifies Seller of such election to terminate the Agreement, then Buyer shall receive a return of the Earnest Money. If Seller elects to make any repairs, replacements or corrections to the Property, Seller shall notify Buyer upon completion of such repairs, replacements or corrections. Buyer shall have five (5) calendar days from the date of such notice to inspect the repairs, replacements or corrections and notify Seller in writing of any items disapproved by Buyer. Buyer's failure to notify Seller of any items disapproved shall be deemed acceptance by Buyer of the condition of the Property. Seller shall have no obligation to take any further action with respect to any disapproved items.

(c) In situations that are applicable, a structural, electrical, mechanical or termite inspection report may have been prepared for the benefit of Seller. Upon Buyer's request, Buyer may review such reports but Buyer acknowledges that such inspection reports were prepared for the sole use and benefit of Seller. Buyer shall not rely upon any such inspection reports obtained by Seller in making a decision to purchase the Property and such reports are for informational purposes only and shall not serve as a basis for Buyer to terminate the Agreement.

(d) If the Property is a condominium or planned unit development with a home owners association or cooperative, unless

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

otherwise required by law, Buyer, at Buyer's own expense, is responsible for obtaining and reviewing the covenants, conditions and restrictions (the "Declarations") and bylaws (the "Bylaws") of the condominium or planned unit development or cooperative within ten (10) calendar days of the Effective Date. Seller agrees to use reasonable efforts, as determined in Seller's sole discretion, to assist Buyer in obtaining a copy of the Declarations and Bylaws. Buyer will be deemed to have accepted the Declarations and Bylaws if Buyer does not notify Seller in writing within fifteen (15) calendar days of the Effective Date of Buyer's objection to the Declarations and/or Bylaws.

11. CONDITION OF PROPERTY:

(A) **BUYER UNDERSTANDS THAT SELLER ACQUIRED THE PROPERTY BY FORECLOSURE, DEED-IN-LIEU OF FORECLOSURE, FORFEITURE, TAX SALE OR SIMILAR PROCESS, AND CONSEQUENTLY, SELLER HAS LITTLE OR NO DIRECT KNOWLEDGE CONCERNING THE CONDITION OF THE PROPERTY. AS A MATERIAL PART OF THE CONSIDERATION TO BE RECEIVED BY SELLER UNDER THE AGREEMENT AS NEGOTIATED AND AGREED TO BY BUYER AND SELLER, BUYER ACKNOWLEDGES AND AGREES TO ACCEPT THE PROPERTY IN "AS IS" CONDITION AT THE TIME OF CLOSING, INCLUDING, WITHOUT LIMITATION, ANY LATENT OR APPARENT DEFECTS OR ENVIRONMENTAL CONDITIONS AFFECTING THE PROPERTY, WHETHER KNOWN OR UNKNOWN, WHETHER SUCH DEFECTS OR CONDITIONS WERE DISCOVERABLE THROUGH INSPECTION OR NOT, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW. BUYER ACKNOWLEDGES THAT SELLER AND ITS AGENTS, BROKERS AND REPRESENTATIVES HAVE NOT MADE, AND SELLER SPECIFICALLY NEGATES AND DISCLAIMS, TO THE FULL EXTENT PERMITTED BY APPLICABLE LAW, ANY REPRESENTATIONS, WARRANTIES, PROMISES, COVENANTS, AGREEMENTS OR GUARANTEES, IMPLIED OR EXPRESS, ORAL OR WRITTEN, WITH RESPECT TO:**

(i) **THE PHYSICAL CONDITION OR ANY OTHER ASPECT OF THE PROPERTY INCLUDING, BUT NOT LIMITED TO, THE STRUCTURAL INTEGRITY OR THE QUALITY OR CHARACTER OF MATERIALS USED IN CONSTRUCTION OF ANY IMPROVEMENTS, AVAILABILITY AND QUANTITY OR QUALITY OF WATER, STABILITY OF THE SOIL, SUSCEPTIBILITY TO LANDSLIDE OR FLOODING, SUFFICIENCY OF DRAINAGE, WATER LEAKS, WATER DAMAGE, MOLD OR ANY OTHER MATTER AFFECTING THE STABILITY OR INTEGRITY OF THE PROPERTY;**

(ii) **THE CONFORMITY OF THE PROPERTY TO ANY ZONING, LAND USE, LOT SIZE, OR BUILDING CODE REQUIREMENTS OR COMPLIANCE WITH ANY LAWS, STATUTES, RULES, ORDINANCES OR REGULATIONS OF ANY FEDERAL, STATE OR LOCAL GOVERNMENTAL AUTHORITY, OR THE GRANTING OF ANY REQUIRED PERMITS OR APPROVALS, IF ANY, OF ANY GOVERNMENTAL BODIES THAT HAD JURISDICTION OVER THE CONSTRUCTION OF THE ORIGINAL STRUCTURE, ANY IMPROVEMENTS, AND/OR ANY REMODELING OF THE STRUCTURE AND/OR ANY IMPROVEMENTS;**

(iii) **THE HABITABILITY, MERCHANTABILITY, MARKETABILITY, PROFITABILITY OR FITNESS FOR A PARTICULAR PURPOSE OF THE PROPERTY, INCLUDING REDHIBITORY VICES AND DEFECTS, APPARENT, NON-APPARENT OR LATENT, THAT NOW EXIST OR MAY HEREAFTER EXIST AND THAT, IF KNOWN TO BUYER, WOULD CAUSE BUYER TO REFUSE TO PURCHASE THE PROPERTY; AND**

(iv) **THE EXISTENCE, LOCATION, SIZE, OR CONDITION OF ANY OUTBUILDINGS OR SHEDS ON THE PROPERTY.**

(B) Mold, mildew, spores and/or other microscopic organisms and/or allergens (collectively referred to herein as "Mold") are environmental conditions that are common in residential properties and may affect the Property. Mold, in some forms, has been reported to be toxic and to cause serious physical injuries, including but not limited to, allergic and/or respiratory reactions or other problems, particularly in young children, elderly persons, persons with immune system problems, allergies or respiratory problems and pets. Mold has also been reported to cause extensive damage to personal and real property. Buyer is advised to thoroughly inspect the Property for Mold. Mold may appear as discolored patches or cottony or speckled growth on walls, furniture or floors, behind walls and above ceilings. Any and all presence of moisture, water stains, mildew odors, condensation and obvious Mold growth are all possible indicators of a Mold condition, which may or may not be toxic. Mold may have been removed or covered in the course of any cleaning or repairing of the Property. Buyer acknowledges that, if Seller or any of Seller's employees, contractors, representatives, brokers or agents cleaned or repaired the Property or remediated the Mold contamination, that Seller does not in any way warrant the cleaning, repairs or remediation, or that the Property is free of Mold. Buyer is further advised to have the Property thoroughly inspected for Mold, any hidden defects and/or environmental conditions or hazards affecting the Property. Buyer is also advised that all areas contaminated with Mold should be properly and thoroughly remediated. Buyer represents and warrants that: (i) Buyer accepts full responsibility and liability for all hazards and claims that may result from the presence of Mold in or around the Property; (ii) if Buyer proceeds to Closing on the purchase of the Property, Buyer has inspected and evaluated the condition of the Property to Buyer's complete satisfaction and Buyer is satisfied with the condition of the Property notwithstanding the past or present existence of Mold, if any, in or around the

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

Property; and (iii) Buyer has not, in any way, relied upon any representations or warranties of Seller, Seller's employees, officers, directors, contractors, representatives, brokers or agents concerning the past or present existence of Mold or any environmental hazards in or around the Property.

(C) In the event the Property is affected by an environmental hazard either Party may terminate the Agreement without penalty upon providing the other Party with five (5) calendar days' written notice. In the event Seller decides to sell the Property to Buyer and Buyer agrees to purchase the Property (as evidenced by Buyer and Seller proceeding to Close) despite the presence of an environmental hazard, Buyer releases and forever discharges Seller and the Indemnified Parties from any and all Claims arising out of or relating in any way to the environmental hazard or condition of the Property.

(D) In the event Seller has received official notice that the Property is in violation of building codes or similar laws or regulations ("Code Violations"), Seller may terminate the Agreement or delay the date of Closing, or Buyer may terminate the Agreement without penalty upon five (5) calendar days' written notice. In the event the Agreement is terminated by either Buyer or Seller pursuant to this Section 11, any Earnest Money will be returned to Buyer. If there is an enforcement proceeding arising from allegations of such violations before an enforcement board, special master, court or similar enforcement body and neither Buyer nor Seller terminate the Agreement, Buyer agrees (i) to accept the Property subject to the violations, and (ii) to be responsible for compliance with the applicable code and with orders issued in any code enforcement proceedings. In connection with such Code Violations, if the Agreement is not terminated by either Party pursuant to this Section 11, Buyer agrees to execute for Closing, any and all documents necessary or required by any agency with jurisdiction over the Property and further to resolve the deficiencies as soon as possible after the Closing or as otherwise required by applicable laws or regulations. Buyer releases and forever discharges Seller and the Indemnified Parties from any and all Claims arising out of or relating in any way to the Code Violations if Buyer proceeds to Closing.

(E) In the event Seller has not received official notice that the Property is subject to any Code Violations, Buyer acknowledges the possibility that there still may exist Code Violations. Buyer acknowledges that Buyer has had the opportunity to investigate, research and verify whether or not there exist any Code Violations and further that the Buyer has had the opportunity to consult with inspectors, contractors, attorneys, or other experts concerning these matters. Additionally, except as otherwise expressly set forth in this Agreement, (i) Buyer acknowledges that Sellers have not made and will not make any representations or warranties, expressed or implied, regarding the existence of any Code Violations or the condition of the Property, and (ii) Buyer acknowledges that Seller has specifically disclaimed any representations or warranties regarding compliance with the conformity of the Property to any zoning, land use or building code requirement or compliance with any laws, statutes, rules, ordinances, or regulations of any federal, state or local governmental authority, or the granting of any requirement permits or approvals, if any, of any governmental bodies that had jurisdiction over the construction nor the original structure, any improvement and/or any remodeling of the any structures and/or improvements on the Property. Further, Buyer agrees to accept the Property with regard to any current or future Code Violations, if any, and agrees to indemnify and hold harmless Seller from any and all losses, costs, expenses, liabilities, damages or penalties, including attorneys fees (if any) incurred by Buyer as a result of any Code Violations or the condition of the Property and/or compliance with any laws, codes, ordinances, with regard to the Property including those with respect to Code Violations.

(F) Seller shall only be obligated to pay fees, charges and/or other costs that are required pursuant to applicable state statute(s), for homeowner's association related fees incurred prior to the Closing Date, or that the Seller has otherwise agreed in writing to pay. Buyer shall pay and be solely responsible for all other related current or outstanding homeowner's association fees or costs of any nature to complete the purchase transaction.

(G) The Closing of this transaction shall constitute acknowledgement by Buyer that Buyer had the opportunity to retain an independent, qualified professional to inspect the Property and that the condition of the Property is acceptable to Buyer at the time of Closing. Buyer agrees that Seller and the Indemnified Parties shall have no liability for any Claims that Buyer or Buyer's successors or assigns may incur as a result of construction or other defects that may now or hereafter exist with respect to the Property.

(H) Seller may be exempt from filing a disclosure statement regarding the condition of the Property because the Property was acquired through foreclosure, deed-in-lieu of foreclosure, forfeiture, tax sale, eminent domain or similar process. To the fullest extent allowed by law, Buyer waives any right to receive a disclosure statement from Seller and Buyer agrees to execute a separate waiver, in a form acceptable to Seller, if the law requires the waiver to be in a separate form.

12. Repairs: All treatments for wood-infesting organisms and all repairs shall be completed by a vendor approved by Seller prior to such repairs being made and shall be subject to Seller's satisfaction in Seller's discretion. If Seller has agreed to pay for treatment of wood-infesting organisms, Seller shall treat only active infestation.

Neither Buyer, nor its representatives, shall enter upon the Property to make any repairs and/or treatments prior to Closing without the prior written consent of Seller. To the extent that Buyer, or its representatives, make repairs and/or treatments to the Property prior to Closing, Buyer hereby agrees to release and indemnify Seller and the Indemnified Parties from and against any and all Claims related in any way to such repairs and/or treatments and Buyer further agrees, at Seller's request, to execute a separate release and indemnification in a form acceptable to Seller prior to the

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
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commencement of any such repairs or treatments. Buyer shall not permit any liens or encumbrances to be placed against the Property in connection with any repairs and/or treatments performed by or at the instruction of Buyer or its representatives, and shall indemnify and hold Seller and the Indemnified Parties harmless from and against any and all Claims related thereto. Notwithstanding anything contained herein to the contrary and regardless of who initiates such repairs and treatments, Buyer acknowledges that all repairs and treatments are done for the benefit of Seller and not for the benefit of Buyer unless and until the Closing has occurred in accordance with the Agreement, and if Buyer proceeds to Closing, Buyer acknowledges that Buyer has inspected or has been given the opportunity to inspect all repairs and treatments and has accepted the same. Any repairs or treatments made, or caused to be made by Seller, shall be completed prior to the Closing. Under no circumstances shall Seller be required to make any repairs or treatments after the Closing Date. **Buyer acknowledges that the Closing of this transaction shall be deemed to be Buyer's reaffirmation that Buyer is satisfied with the condition of and all repairs and treatments to the Property. Further, if Buyer proceeds to Closing, Buyer waives all Claims arising out of relating in any way to the condition of, or treatments or repairs to, the Property.** Any repairs or treatments performed by Seller shall be performed for functional purposes only and exact restoration of appearance or cosmetic items following any repairs or treatments shall not be required. Seller shall not be obligated to obtain or provide to Buyer any receipts for repairs or treatments, written statements indicating dates or types of repairs and/or treatments, copies of such receipts or statements, or any other documentation regarding any repairs and treatments to the Property. **Seller does not warrant or guarantee any work, repairs or treatments to the Property.**

13. Occupancy Status of Property: Buyer acknowledges that neither Seller nor any of its representatives, brokers, agents or assigns has made any warranties or representations, implied or express, relating to the existence of any tenants or occupants at the Property. Seller, and its representatives, brokers, agents, and assigns, shall not be responsible for evicting or relocating any tenants, occupants or personal property at the Property prior to or subsequent to Closing.

Buyer further acknowledges that Seller (A) is not holding any security deposits from former or current tenants, and (B) has no information as to any security deposits that may have been paid by former or current tenants to anyone. Buyer agrees that no sums representing such tenant security deposits or any rights, title, or interest in such deposits shall be transferred to Buyer as part of this transaction. Buyer further agrees to assume all responsibility and liability for the refund of any such security deposits to any tenants pursuant to the provisions of applicable laws and regulations. All rents that are due and payable and collected from tenants for the month in which Closing occurs will be prorated between Seller and Buyer according to the provisions of Section 15 of this Addendum.

Buyer acknowledges that this Property may be subject to the provisions of local rent control ordinances and regulations, if any. Buyer agrees that upon the Closing all eviction proceedings and other duties and responsibilities of a property owner and landlord, including, but not limited to, those proceedings required for compliance with such local rent control ordinances and regulations, will be Buyer's sole responsibility, regardless of whether arising prior to, on or after the Closing Date.

Buyer understands that the Property may be subject to a right of redemption by the prior owner upon payment of certain sums, and Buyer may be dispossessed of the Property. Buyer is advised to consult with an attorney to fully understand the import and impact of the foregoing. Buyer agrees Buyer shall have no recourse against Seller in the event any such right of redemption is exercised by an eligible prior owner.

14. Personal Property: Items of personal property, including but not limited to, window coverings, appliances, manufactured homes, mobile homes, vehicles, spas, antennas, satellite dishes, and garage door openers, now or hereafter located on the Property, are not included in the sale of the Property or reflected in the Purchase Price. Any personal property at or on the Property may be subject to claims by third parties, and therefore, may be removed from the Property prior to or after the Closing Date. Seller makes no representations or warranties as to the condition of any personal property, title thereto, or whether any personal property is encumbered by any liens. Buyer assumes responsibility for any personal property remaining on the Property at the time of Closing.

15. Closing Costs and Adjustments:

(a) Buyer and Seller agree to prorate the following expenses as of the Closing Date: municipal water and sewer charges, utility charges, real estate taxes and assessments, common area charges, condominium or planned unit development or similar community assessments, co-operative fees, maintenance fees, and rents, if any. In determining prorations, all expenses accruing after the Closing Date shall be allocated to Buyer. Payment of special assessment district bonds and assessments, and payment of homeowner's association or special assessments shall be paid current and prorated between Buyer and Seller as of the Closing Date with payments not yet due and owing to be assumed by Buyer without credit toward the Purchase Price. The Property taxes shall be prorated based on an estimate or actual taxes from the previous year on the Property. All prorations shall be based upon a 30-day month and all such prorations shall be final. Seller shall not be responsible for any amounts due, paid, or to be paid after the Closing Date, including, but not limited to, any taxes, penalties or interest assessed or due as a result of retroactive, postponed or additional taxes resulting from any change in use of, or construction on, or improvement to the Property, or an adjustment in the appraised or assessed value of the Property. If the Property is heated by, or has storage tanks for fuel oil, liquefied petroleum gases, or similar fuels, Buyer will buy the fuel in the tank at Closing at the current price as calculated by the supplier. In the event Seller has paid any taxes, special assessments, or other fees and there is a refund of any such taxes, assessments, or fees after Closing, Buyer, as the then current owner of the Property, or the closing agent, in the event of a holdback for payment of

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
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such items, shall immediately remit the refund to Seller.

(b) **Seller shall only pay those closing costs and fees associated with the transfer of the Property that local custom or practice clearly allocates to Seller and any closing costs and fees specifically agreed to in Section 6, and Buyer shall pay all remaining fees and costs. Notwithstanding the foregoing, FHA/VA allocation of closing costs shall apply when and if applicable.**

(c) Seller shall pay the real estate commission per the listing agreement between Seller and Seller's listing broker. Unless disclosed to Seller, Buyer represents that Buyer is not a real estate licensee, and that the real estate licensee representing Buyer is not related to, or affiliated with Buyer.

16. Delivery of Funds: Regardless of local custom or practice, Buyer shall deliver all funds due Seller from the sale by wire transfer or in the form of bank check, or certified check to the Escrow Agent prior to delivery and release of the Deed (as hereinafter defined) by Seller to Buyer.

17. Certificate of Occupancy: If the Property is located in a jurisdiction that requires a certificate of occupancy, smoke detector certification, septic certification, or any similar certification or permit ("Certificate of Occupancy") or any form of improvement or repair to the Property to obtain such Certificate of Occupancy necessary for the Property to be occupied, Buyer understands that Seller requires the Certificate of Occupancy to be obtained by Buyer at Buyer's sole cost and expense. Buyer shall make application for all required Certificates of Occupancy within ten (10) calendar days of the Effective Date. Buyer shall not have the right to extend the Closing Date due to Buyer's failure or inability to obtain any required Certificate of Occupancy. Failure of Buyer to obtain and furnish the Certificate of Occupancy shall be a material breach of the Agreement and Seller may, in Seller's sole discretion, terminate this Agreement and receive and retain the Earnest Money.

18. Delivery of Possession of Property: Seller shall deliver possession of the Property to Buyer at Closing and upon receipt of the Purchase Price. The delivery of possession shall be subject to the rights of any tenants or parties in possession per Section 13 of this Addendum. If Buyer alters the Property or causes the Property to be altered in any way and/or occupies the Property or allows any other person to occupy the Property prior to Closing and payment of the Purchase Price in full without the prior written consent of Seller, then: (i) such event shall constitute a material breach by Buyer under the Agreement; (ii) Seller may terminate the Agreement and retain the Earnest Money; (iii) Buyer shall be liable to Seller for all Claims caused by any such alteration or occupation of the Property prior to Closing and payment of the Purchase Price in full; and (iv) Buyer waives all Claims for inspections at, and/or repairs and/or corrections made by Buyer to the Property including, but not limited to, any Claims for unjust enrichment or specific performance.

19. Deed: The deed conveying the Property to Buyer (the "Deed") to be delivered at Closing shall be a deed that covenants that grantor grants only that title that grantor may have and that grantor will only defend title against persons claiming by, through, or under the grantor, but not otherwise (which Deed may be known as a Special Warranty, Limited Warranty, Quitclaim or Bargain and Sale Deed). Any reference to the term "Deed" herein shall be construed to refer to such form of Deed as is applicable.

20. Defects in Title: If Buyer raises an objection to Seller's title to the Property, which, if valid, would make title to the Property uninsurable, Seller shall have the right unilaterally to terminate the Agreement by giving written notice of the termination to Buyer. However, if Seller is able to correct the problem through reasonable efforts, as Seller determines, in its sole and absolute discretion, prior to the Closing Date set forth in the Agreement, including any written extensions, or if title insurance is available from a reputable title insurance company at regular rates containing affirmative coverage for the title objections, then the Agreement shall remain in full force and Buyer shall perform its obligations pursuant to the terms set forth in the Agreement. Seller is not obligated to (i) remove any exception, (ii) bring any action or proceeding or bear any expense in order to convey title to the Property, or (iii) make the title marketable or insurable. Any attempt or effort by Seller to remove such title exceptions shall not impose an obligation upon Seller to remove those exceptions. Buyer acknowledges that Seller's title to the Property may be subject to court approval of foreclosure or to a mortgagor's or prior owner's right of redemption. In the event Seller is not able to (A) make the title insurable or correct all title problems, or (B) obtain title insurance for the Property from a reputable title insurance company, either Party may terminate the Agreement and any Earnest Money will be returned to Buyer as Buyer's sole remedy at law or in equity.

21. Representations and Warranties:

In addition to any other Buyer representations and warranties made in this Agreement, Buyer represents and warrants to Seller the following:

(a) Buyer is purchasing the Property solely in reliance on its own investigation and inspection of the Property and not on any information, representation or warranty provided or to be provided by Seller, its servicers, representatives, brokers, employees, agents or assigns, including, but not limited to, any information provided on any brochures or websites of Seller or Seller's agents or brokers or any information on the Multiple Listing Service;

(b) Except as otherwise expressly set forth in this Agreement, neither Seller, nor its servicers, employees, representatives, brokers, agents or assigns, has made any representations or warranties, implied or express, relating to the condition of the Property or the contents thereof;

(c) Buyer has not relied on any representation or warranty from Seller, or Seller's agents or brokers, regarding the nature,

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
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quality or workmanship of any repairs, corrections and/or improvements made by Seller;

(d) Buyer will not occupy, or cause or permit others to occupy the Property prior to Closing and payment of the Purchase Price in full, unless the Property is tenant occupied as of the Effective Date of this Agreement.

(e) Buyer is not an officer, employee, director, or a Business Partner (as defined below) of Computershare Loan Services LLC or its parent company, subsidiaries or affiliated companies. Buyer understands and acknowledges that Seller prohibits such persons from purchasing the Property directly, indirectly, through a family member or an interest in a partnership, corporation, joint venture, trust or other entity. "Business Partner" shall mean any agent, broker, appraiser, attorney, trustee, property inspection or preservation company, title company, representative or vendor of Computershare Loan Services LLC, or its parent company, subsidiaries or affiliated companies.

22. Conditions to Seller's Performance: In addition to any other rights or remedies set forth in this Agreement, or available at law or in equity, Seller shall have the right, in Seller's sole discretion, to extend the Closing Date or to terminate the Agreement, to the full extent permitted by applicable law, if:

(a) Full payment of any mortgage insurance claim related to the loan previously secured by the Property is not confirmed prior to the Closing Date or the mortgage insurance company exercises its right to acquire title to the Property;

(b) Seller determines that it is unable or it is economically not feasible to convey good and marketable title to the Property insurable by a reputable title insurance company at regular rates;

(c) a third party having an interest in the Property (or the loan that was secured by the Property) has requested that the servicing lender or any other party, release the servicing or repurchase such loan or the Property;

(d) Full payment of any property, fire or hazard insurance claim is not confirmed prior to the Closing Date;

(e) Any third party, whether tenant, homeowner's association or otherwise, exercises rights under a right of first refusal to purchase the Property;

(f) Buyer is the former mortgagor of the Property whose interest was foreclosed, or is related to or affiliated in any way with the former mortgagor and Buyer has not disclosed this fact to Seller prior to Seller's acceptance of the Agreement. Such failure to disclose shall constitute a material breach under the Agreement, entitling Seller to exercise any of its rights and remedies, including, without limitation, retaining the Earnest Money; or

(g) Seller determines that the sale of the Property to Buyer, or any related transactions, is in any way associated with illegal activity of any kind.

In the event Seller elects to terminate the Agreement, except as otherwise set forth in this Section 23 or elsewhere in the Agreement, Seller shall return Buyer's Earnest Money and the Parties shall have no further rights or obligation under the Agreement, except as to any provision that survives termination pursuant to Section 28 of this Addendum.

23. Seller's Remedies for Buyer's Default: In the event of Buyer's material breach or material misrepresentation of any fact under the terms of the Agreement, (i) Seller may retain the Earnest Money and any other funds then paid by Buyer as liquidated damages and invoke any other remedy expressly set out in the Agreement or available under applicable law, (ii) Seller shall be automatically released from the obligation to sell the Property to Buyer, and (iii) Seller and the Indemnified Parties shall not be liable to Buyer for any Claims arising out of or relating in any way to Seller's failure to sell and convey the Property to Buyer.

24. Indemnification: Buyer agrees to indemnify, defend and hold harmless Seller and its affiliates, subsidiaries, and parent company, and each of their respective representatives, agents, officers, directors, employees, attorneys, shareholders, servicers, tenants, brokers, predecessors, successors and assigns ("Indemnified Parties") from and against any and all claims, causes of action, whether administrative or judicial, losses, costs (including any and all reasonable attorneys' fees, court costs, and reasonable costs of investigation, litigation, and settlement), expenses, sanctions, curtailments, interest, liabilities, penalties, fines, demands, liens, judgments, compensation, fees, loss of profits, injuries, death and/or damages of any kind whatsoever, whether known or unknown, fixed or contingent, joint or several, criminal or civil or at law or in equity ("Claims") arising from, in connection with, or in any way relating to:

(a) inspections or repairs made by Buyer or its agents, representatives, brokers, employees, contractors, successors or assigns;

(b) the imposition of any fine or penalty imposed by any governmental entity resulting from Buyer's failure to timely obtain any Certificate of Occupancy or to comply with equivalent laws and regulations;

(c) claims for amounts due and owed by Seller for real property taxes, homeowner's association dues or assessments, municipal fees or penalties, or any other items prorated at Closing under Section 15 of this Addendum, including any penalty or interest and other charges, arising from the proration of such amounts for which Buyer received a credit at Closing under Section 15 of this Addendum;

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
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(d) Buyer or Buyer's tenants, agents or representatives use and/or occupancy of the Property prior to Closing and/or issuance of required Certificates of Occupancy; or

(e) Buyer's breach of or failure to comply fully with any provision in the Agreement.

25. Risk of Loss: In the event of fire, destruction, or other casualty loss to the Property after Seller's acceptance of the Agreement and prior to Closing and payment of the Purchase Price in full, Seller may, in its sole discretion, repair or restore the Property, or either Party may terminate the Agreement unless and until Seller has notified Buyer in writing of Seller's intent to repair or restore the Property. If Seller elects to repair or restore the Property, then Seller may, in its sole discretion, limit the amount to be expended by Seller in making such repairs or restorations. If Seller elects not to repair or restore the Property, Buyer shall either (a) acquire the Property in its AS-IS condition at the time of Closing at the Purchase Price provided in Section 3 herein with no reduction for such loss, or (b) terminate the Agreement and receive a refund of any Earnest Money.

26. Eminent Domain: In the event that Seller's interest in the Property, or any part thereof, shall have been taken by eminent domain, or shall be in the process of being taken on or before the Closing Date, either Party may terminate the Agreement and the Earnest Money shall be returned to Buyer and neither Party shall have any further rights or obligations or liabilities hereunder, except as provided in Section 28 of this Addendum.

27. Keys: Buyer is aware that the property may be on a master key system. Buyer shall, at Buyer's sole expense, re-key the Property after Closing. Buyer agrees to hold Seller and the Indemnified Parties harmless for any Claims relating in any way to any theft or damage of personal property or to the Property that occurs after the Closing Date.

28. Survival: Delivery of the Deed to the Property to Buyer by Seller shall be deemed to be full performance and discharge of all of Seller's obligations under the Agreement. Notwithstanding anything to the contrary in the Agreement, the provisions of Sections 2, 11, 12, 13, 15, 17, 18, 21, 23, 24, 25, 26, 27, 28, 30, 42, 44 and 45 of this Addendum, as well as any other provisions that contemplate performance or observance subsequent to any termination or expiration of the Agreement, shall survive the Closing, payment of the Purchase Price and the delivery of the Deed and/or termination of the Agreement by any Party and such provisions shall continue in full force and effect.

29. Title and Closing: **Buyer has the right to select the (i) escrow, attorney, or closing company ("Settlement Company") and (ii) the company to issue title insurance. If Buyer elects to designate Seller's preferred providers, then Buyer and Seller will each pay half for the Settlement Company fees, and Seller will pay for all fees for the owner's title insurance. If Buyer elects to designate providers that are not the Seller's preferred providers, then Buyer will be responsible to pay for all Title and insurance and closing company fees.**

30. Severability: If any provision of the Agreement is determined to be invalid, illegal or unenforceable, the remaining provisions shall not be affected or impaired thereby and no provision shall be deemed dependent upon any other provision unless so expressed herein.

31. Termination of Agreement: If either Party terminates the Agreement when permitted to do so, the Parties shall have no further rights hereunder or obligation to each other, except as to any provision that survives the termination of the Agreement pursuant to Section 28 of this Addendum

32. Assignment of Agreement: Buyer shall not assign the Agreement. Seller may assign the Agreement at its sole discretion without prior notice to, or consent of, Buyer.

33. Modification and Waiver: No provision, term or clause of the Agreement shall be revised, modified, amended or waived except by an instrument in writing signed by Buyer and Seller. The waiver by any Party of a breach of the Agreement shall not operate or be construed as a waiver of any other or subsequent breach. No course of dealing between the Parties shall operate as a waiver of any provision of the Agreement.

34. Rights of Others: The Agreement does not create any rights, claims or benefits inuring to any person or entity other than Seller's successors and/or assigns, that is not a Party to the Agreement, nor does it create or establish any third party beneficiary to the Agreement.

35. Counterparts and Facsimile: The Agreement may be executed simultaneously in any number of counterparts. Each counterpart shall be deemed to be an original and all such counterparts shall constitute one and the same instrument. A signed facsimile or photocopy of the Agreement shall be treated as an original and shall be deemed to be as binding, valid, genuine and authentic as an originally signed agreement for all purposes, including all matters of evidence and the "best evidence" rule.

36. Headings: The titles to the sections and headings of various paragraphs of the Agreement are placed for convenience of reference only and in case of conflict the text of the Agreement, rather than such titles or headings, shall control.

37. Gender: Unless the context otherwise requires, singular nouns and pronouns, when used herein, shall be deemed to include the plural of such nouns or pronouns and pronouns of one gender shall be deemed to include the equivalent pronoun of the other gender.

38. Force Majeure: Except as provided in Section 25 to this Addendum, no Party shall be responsible for delays or failure of performance resulting from acts of God, riots, acts of war, epidemics, power failures, earthquakes or other disasters, providing

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
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such delay or failure of performance could not have been prevented by reasonable precautions and cannot reasonably be circumvented by such Party through use of alternate sources, workaround plans or other means. Performance shall resume upon completion of termination of the Force Majeure Event (herein so called) and be extended for an equal number of days as the length of the Force Majeure Event.

39. Attorney Review: Buyer acknowledges that Buyer has had the opportunity to consult with its legal counsel regarding the Agreement and that accordingly the terms of the Agreement are not to be construed against any Party because that Party drafted the Agreement or construed in favor of any Party because that Party failed to understand the legal effect of the provisions of the Agreement.

40. Notices: Any notices required to be given under the Agreement shall be deemed to have been delivered when actually received in the case of hand or overnight delivery or by fax or email with confirmation of transmission to the numbers below, or five (5) calendar days after mailing by first class mail, postage paid. All notices to Seller will be deemed sent or delivered to Seller when sent or delivered to Seller's listing broker, agent or Seller's attorney, at the address or fax number shown below. All notices to Buyer shall be deemed sent or delivered and effective when sent or delivered to Buyer, Buyer's attorney or agent at the address or fax number shown below.

41. Dispute Resolution: At the request of either Party, any dispute arising under this Agreement shall be submitted to mediation before resorting to arbitration or court action. Mediation fees shall be divided equally and each Party shall bear his or its own attorneys' fees and costs. Neither Party may require binding arbitration prior to commencement of court action, although the Parties may mutually agree to such arbitration for the mediation.

42. EFFECT OF ADDENDUM: THIS REAL ESTATE PURCHASE ADDENDUM AMENDS AND SUPPLEMENTS THE CONTRACT AND, IF APPLICABLE, ESCROW INSTRUCTIONS. IN THE EVENT THERE IS ANY CONFLICT BETWEEN THIS ADDENDUM AND THE CONTRACT, ESCROW INSTRUCTIONS, NOTICE OR OTHER DOCUMENTS ATTACHED AND MADE A PART OF THE AGREEMENT, THE TERMS OF THIS ADDENDUM SHALL TAKE PRECEDENCE AND PREVAIL, EXCEPT AS OTHERWISE PROVIDED BY APPLICABLE LAW. The undersigned, if executing the Agreement on behalf of a Seller and/or a Buyer that is a corporation, partnership, trust or other entity, represents and warrants that he/she is authorized by that entity to enter into the Agreement and bind the entity to perform all duties and obligations stated in the Agreement and shall provide Seller with proof of such authority upon execution of the Agreement.

43. Initials: Buyer and Seller agree to all of the terms in the Agreement whether any provision or page is separately initialed or not. For emphasis, some sections or provisions in the Agreement contain a place for Buyer and/or Seller to separately initial, but the failure by Buyer or Seller to initial any section, provision, or page in the Agreement shall not affect the enforceability of any term or provision in the Agreement.

44. Entire Agreement: The Agreement (including any disclosure of information on lead based paint or hazards and other disclosure forms or notices required by law to be provided to Buyer) constitutes the entire agreement between Buyer and Seller concerning the subject matter hereof and supersedes all previous written and oral communications, understandings, representations, warranties, covenants and agreements. Further, Buyer and Seller represent that there are no oral or other written agreements between the Parties. **All negotiations are merged into the Agreement and No oral or written, expressed or implied, promises, representations, warranties, covenants, understandings, communications, agreements or information made or provided by Seller, or seller's employees, agents, representatives or brokers, including, but not limited to, any information on Seller's or Seller's agent or broker's web sites, sales brochures or on the Multiple Listing Service shall be deemed valid or binding upon Seller, unless expressly included in thE Agreement.**

45. Attorneys' Fees, Court Costs, and Legal Expenses: In any action, proceeding, or arbitration arising out of, brought under, or relating to the terms or enforceability of the Agreement the prevailing Party shall be entitled to recover from the losing Party all reasonable attorneys' fees, costs and expenses incurred in such action, proceeding or arbitration.

46. Language in Bold or capitalized: For emphasis and Buyer's benefit some provisions have been bolded and/or capitalized, but each and every provision in this Addendum is significant and should be reviewed and understood. No provision should be ignored or disregarded because it is not in bold or emphasized in some manner and the failure to bold, capitalize or emphasize in some manner any terms or provisions in this Addendum shall not affect the enforceability of any terms or provisions.

47. Additional Provisions (provided by Seller): As is sale, seller will not make any repairs or give any credits. Inspections for informational use only- if water/utilities are off seller will not turn on. **SPECIAL ASSESSMENTS:** At Closing, Seller shall pay (i) the full amount of liens imposed by a public body ("public body" does not include a Condominium or Homeowner's Association) that are certified, confirmed and ratified before Closing; and (ii) the amount of the public body's most recent estimate or assessment for an improvement which is substantially complete as of Effective Date, but that has not resulted in a lien being imposed on the Property before Closing. Buyer shall pay all other assessments. If special assessments may be paid in installments, Seller shall pay installments due prior to closing and Buyer shall pay installments due after Closing. Installments prepaid or due for the year of Closing shall be prorated

48. Additional Comments: **HARD MONEY LOAN***

***

Remainder of Page Intentionally Left Blank

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax (714) 520-5499

IN WITNESS WHEREOF, Buyer and Seller have entered into the Agreement effective as of the date it is executed by Seller as set forth below.

SELLER:

Tina Gomez

By: Ascribe as Attorney in Fact

Date: 08.10.2026

BUYER(S): Signed by:

Signature: [signature] 47BA00E8EA7A47F...

Date: 7/28/2026

Print Name: David Behrend

Address: 333 Washington Blvd. #704

Marina Del Rey, CA 90292

Telephone: 310-308-7887

Fax:

Signature:

Date:

Print Name:

Address:

Telephone:

Fax:

BUYER'S AGENT:

Buyer's Agent Name: David Condon

Buyer's Agent Company: Condon Realty Group

Address: 1258 Franklin Street

Santa Monica, CA 90404

Telephone: 310-413-8462

Fax:

Email: dcondon@condonrealtygroup.com

SELLER'S AGENT:

Seller's Agent Name: Mr. Philip Boroda / Bassem Fattah

Seller's Agent Company: Coldwell Banker Realty

Address: 15250 Ventura Blvd. Suite 500

Telephone: 3109683844 / 818-269-5227

Fax: 8187283944

Email: pboroda1@earthlink.net / Bassemf@earthlink.net

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
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400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

BUYER'S ATTORNEY:

Name: ______________________________

Address: ______________________________

____

Telephone: ______________________________

Fax: ______________________________

Email: ______________________________

MORTGAGE BROKER CONTACT:

Broker Name: ✓______________________________

Broker Company: ✓______________________________

Broker Telephone✓______________________________

Broker Fax: ✓______________________________

Broker Email: ✓______________________________

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
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400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

EXHIBIT A

EARNEST MONEY RECEIPT & FUNDS VERIFICATION

Earnest Money Check Amount $ __________ Check # _______ Date Rec'd _______

Listing Agent Name: Mr. Philip Boroda

Office: Coldwell Banker Realty

Property Address: 5717 4TH AVENUE, LOS ANGELES, CA 90043

Buyer Name: Elata Investments, LLC, David Behrend, Manager

This Earnest Money Check is to be Certified and held in Sellers Attorney/Escrow/Title Company Trust Account **

** Contact Information for Attorney/Escrow/Title Company Trust Account is as follows:

____

____

Please Insert COPY of Earnest Money Check Below:

PLEASE COPY THE EARNEST MONEY CHECK TO THIS FORM & RETURN WITH YOUR EXECUTED CONTRACT AND SELLER'S COUNTER PROPOSAL DOCUMENTS

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

UNRECORDED CODE VIOLATION DISCLOSURE

Buyer acknowledges the possibility that there are currently unrecorded Local, County, City and/or other municipal code violations ("Code Violations") with regard to the Property. Buyer further acknowledges that he/she has had the opportunity to investigate, research and verify whether or not there currently exist any Code Violations and further that he/she has consulted with, or has had the opportunity to consult with, inspectors, contractors, attorneys, or other experts concerning these matters.

Buyer acknowledges that Seller and/or its affiliates, agents and/or authorized representatives have not made and will not make any representations or warranties expressed or implied regarding the existence of any Code Violations and/or the condition of the Property and further, Buyer acknowledges that in the Sales Contract, Seller has specifically disclaimed any representations and/or warranties regarding conformity of the Property to any zoning, land use and/or building code regulations of any federal, state and/or local governmental authority, and/or the bodies that had jurisdiction over the construction nor the original structure, any improvement and/or any remodeling of any structures and/or improvements on the property.

Buyer hereby accepts the Property without regard to any current and/or future Code Violations, if any, and shall not seek reimbursement from Seller and/or any of its affiliates, agents and/or its authorized representatives for Code Violations that exist as of the date of close of escrow/settlement and further agrees that from and after the closing/settlement date, Buyer shall indemnify and hold harmless Seller, its affiliates and/or its agents and/or its authorized representatives from any and al l losses, costs, expenses, liabilities, damages, or penalties, including attorney's fees (If any) incurred by Buyer as a result of any Code Violations and/or the condition of the Property and/or compliance with any laws, codes, ordinances, with regard to the Property including those with respect to Code Violations.

Buyer further acknowledges that failure by the Buyer to remedy the aforementioned issues may result in the Seller being compelled to pay the costs of demolition of the structure(s) on the subject property.
In the event the Buyer's failure to resolve any of the aforementioned compliance issues regarding the subject property results in Seller liability for demolition of said property pursuant to any order of a court of competent jurisdiction, Buyer hereby agrees to hold Seller, its asset management firm,
its aff and/or its agents and/or its authorized representatives, harmless and indemnify them for any and all claims, actions and judgments, including all costs of defense, reasonable attorney's fees and all other costs related to the demolition of the subject property.

Buyer hereby acknowledges that an Owner's Title Insurance policy and Lender's extended policy will not cover any Code and/or Zoning Violations, penalties, fees, or assessments which are not disclosed on/by the local public properties record as of the date of the policy of title insurance.

Signed by:

Buyer: [signature] 47BA00E8EA7A47F... Seller: Tina Gomez

Date: 7/28/2026 Date: 08.10.2026

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

REO Escrow/Closing Disclosure

Property Address: 5717 4TH AVENUE City/State: LOS ANGELES, CA("Property")

Buyer(s) hereby acknowledge(s) the following terms in the
Finance of America Reverse LLC("Seller")

Real Estate Purchase Addendum : Seller acknowledges Buyer's right to choose the escrow/attorney/settlement closing company ("Settlement/Closing Company") and/or title insurance company ("Title Insurance Company") to issue title insurance for the Property, (collectively referred to as closing service providers).

If Buyer elects to choose Sellers' escrow closing and title provider and title insurance company used by Seller's provider, **Seller shall pay for the owner's title insurance policy.** Purchaser and Seller agree that Seller's payment of the title insurance products is limited to the amount that Seller would pay its provider under its agreement with the rovider for a basic residential owner's policy or their equivalent. Buyer and seller will pay their own associated closing costs.

Should the Buyer(s) select a Settlement/Closing Company or Title Insurance Company provider other than the Seller's designated closing service providers, **Buyer(s) shall bear the expense for all title insurance costs associated with the transaction, regardless of local custom, requirements, or practice.**

PLEASE INITIAL ONE OPTION

Seller's Choice Title
Buyer agrees to use Seller's designated closing service providers. The Buyer(s) and Seller agree that Seller shall pay for the Owners Title Insurance policy.
Buyer(s) and Seller agree that Seller's payment of the title insurance products is limited to the amount that Seller would pay its provider under its agreement with the provider for a basic residential owner's insurance policy or its equivalent.

Buyer(s) and seller will pay their own associated closing costs.

Buyer's Initials DS DB
Buyer's Agent Initials DS DC

Buyer's Choice Title
The Buyer has selected a Settlement/Closing Company and Title Insurance Company other than Seller's designated closing service providers and therefore Buyer agrees as follows:

Buyer(s) shall bear the expense for all title insurance costs associated with the transaction, regardless of local custom, requirements, or practice.

Buyer(s) and seller will pay their own associated closing costs.

Buyer's Initials ____
Buyer's Agent Initials ____

DocuSigned by:
[signature]
Buyer Signature David Behrend — 7/28/2026 | 8:55 PDT **Date**

Buyer Signature ____ **Date** ____

DocuSigned by:
David Condon
Selling/Buyer's Agent David Condon — 7/28/2026 | 11:40 PDT **Date**

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

DISCLOSURE OF INFORMATION ON
LEAD-BASED PAINT AND/OR LEAD-BASED PAINT HAZARDS

PID# 1810663

Loan # 3225473

Property Address: 5717 4TH AVENUE, LOS ANGELES, CA 90043

Lead Warning Statement
Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligence quotient, behavioral problems, and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase, at purchaser's expense.

Seller's Disclosure (initial)

TG (a) Presence of lead-based paint and/or lead based paint hazards (check one below)

[ ] Known lead-based paint and/or lead based paint hazards are present in the housing (explain):

____

[■] Seller has no knowledge of lead-based paint and or lead based paint hazards in the housing.

TG (b) Records and reports available to the seller (check one below)

[ ] Seller has provided the purchaser with all available records and reports pertaining to lead-based paint and/or lead based paint hazards are present in the housing. (List documents below)

____

[■] Seller has no records and reports pertaining to lead-based paint and/or lead based paint hazards are present in the housing.

Purchaser's Acknowledgment (initial)

DG (c) Purchaser has received copies of all information listed above

DG (d) Purchaser has received the pamphlet **Protect Your Family from Lead in Your Home.**

DG (e) Purchaser has (check one below):

Please check only one

[ ] Received a 10-day opportunity (or mutually agreed upon period) to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards; or

x[ ] Waived the opportunity to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards.

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

PURCHASER AGREES THEY ARE PURCHASING THE PROPERTY "AS IS," WITHOUT ANY REPRESENTATIONS OR WARRANTIES WHATSOEVER AS TO THE CONDITION OF THE PROPERTY. PURCHASER FURTHER AGREES THAT SELLER AND ITS SERVICERS, REPRESENTATIVES, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS HAS NO RESPONSIBILITY OR LIABILITY FOR, AND PURCHASER HEREBY UNCONDITIONALLY RELEASES SELLER AND IT'S SERVICERS, REPRESENTATIVES, AGENTS, ATTORNEYS, OFFICERS, DIRECTORS, EMPLOYEES, SUCCESSORS AND ASSIGNS FROM, ANY AND ALL LIABILITY, BOTH KNOWN AND UNKNOWN, PRESENT AND FUTURE, THAT IS BASED UPON, OR RELATED TO, THE EXISTENCE OF LEAD OR LEAD-BASED PAINT ON OR ABOUT THE PROPERTY.

Broker's/Agent's Acknowledgment (initial)

_____ (f) Broker/Agent has informed the seller of the seller's obligations under 42 U.S.C. 4852d and is aware of his/her responsibility to ensure compliance.

Certification of Accuracy

The following parties have reviewed the information above and certify, to the best of their knowledge, that the information provided by the signatory is true and accurate. Seller, as Attorney-in-Fact:

____ (Print Seller's Name)

Tina Gomez	08.10.2026		
Seller	Date	Seller	Date
Philip Boudle	7/24/26	DocuSigned by: David Condon	7/27/2026
Broker/Agent	Date	Broker/Agent	Date
Signed by: [signature]	7/28/2026		
Purchaser	Date	Purchaser	Date

COUNTER OFFER/ADDENDUM Loan # 3225473

THIS IS INTENDED TO BE A LEGALLY BINDING AGREEMENT
READ IT CAREFULLY

400 North Tustin Avenue, Suite 402
Santa Ana,CA 92705
Corporate: (714) 520-5737
Fax: (714) 520-5499

CONFIRMATION OF DOCUMENTS INCLUDED WITH PURCHASE AGREEMENT

1. Real Estate Purchase Addendum (15 pages, including EMD copy)
2. Unrecorded Code Violation Disclosure
3. REO Escrow/Closing Disclosure
4. Disclosure of Information on Lead-Based Paint and/or Lead Based Paint Hazards
5. Buyer Pre-approval/Proof-of-Funds

List any additional Addenda, Riders, etc. that are included:

____

____

____

____

____

CALIFORNIA ASSOCIATION OF REALTORS®

SELLER COUNTER OFFER No. *One*

May not be used as a multiple counter offer.
(C.A.R. Form SCO, Revised 6/26)

COLDWELL BANKER REALTY

Date *07/24/2026*

This is a counter offer to the Purchase Agreement, OR ☐ Buyer Counter Offer No.____, ☐ Other ________ ("Offer"), dated *07/22/2026*, on property known as *5717 4th Avenue, Los Angeles, CA 90043* ("Property"), between *Elata Investments, LLC* ("Buyer") and *Finance of America Reserve, LLC* ("Seller").

Buyer and Seller are referred to as the "Parties."

1. **TERMS:** The terms and conditions of the above referenced document are accepted subject to the following:
   A. **LIQUIDATED DAMAGES AND ARBITRATION OF DISPUTES:** To be binding, the Liquidated Damages and Arbitration of Disputes paragraphs in the Offer each require initials by all Parties. If either of those paragraphs is not initialed by all Parties, that paragraph is excluded from the final Agreement unless initialed by all Parties in the offer or in an addendum, such as the Liquidated Damages and Arbitration Agreement (C.A.R. Form LDAA).
   ☐ **Liquidated Damages and Arbitration Agreement (C.A.R. Form LDAA)** is attached. Unless specified otherwise, Liquidated Damages and Arbitration of Disputes paragraphs may be signed in counterparts.
   B. **DOWN PAYMENT; LOAN AMOUNT; DEPOSIT; CREDITS:** Unless Otherwise Agreed or altered in another Counter Offer, the down payment and loan amount(s) will be adjusted in the same proportion as in the original Offer, but the dollar amount of any initial and increased deposit and Seller credits shall remain unchanged from the original Offer.
   C. **APPRAISAL CONTINGENCY/GAP:** Unless Otherwise Agreed, if, in the original offer, the appraisal contingency amount is calculated using an Appraisal Gap, then the dollar amount of the Appraisal Gap shall be deducted from the final purchase price to determine the appraisal contingency amount.
   D. **OTHER TERMS:** *1. See attached addendum #1, #2, #3, dated 07/24/2026.*
   2. See attached Seller addendum to contract dated 07/23/2026.
   E. **ADDENDA; ATTACHMENTS:** The following attached documents are incorporated into this Seller Counter Offer when Signed and Delivered by both Parties (and if both parties do not Sign and Deliver all attached addenda, then any acceptance of this Seller Counter Offer is not valid):
   ☒ Addendum No. *1,2,3* (C.A.R. Form ADM)
   ☐ Back Up Offer Addendum (C.A.R. Form BUO)
   ☐ Seller License to Remain in Possession Addendum (C.A.R. Form SIP) (occupancy up to 29 days)
   ☐ Seller Purchase of Replacement Property (C.A.R. Form SPRP)
   ☐ Tenant Occupied Property Addendum (C.A.R. Form TOPA)
   ☐ Residential Lease After Sale (C.A.R. Form RLAS) (occupancy for 30 or more days)
   ☐ Seller Intent to Exchange Addendum (C.A.R. Form SXA)
   ☒ Other *Seller Counter Offer /Addendum* ☐ Other ________
2. **EXPIRATION:** This Seller Counter Offer shall be deemed revoked and the deposits, if any, shall be returned:
   A. Unless by 5:00 PM on the third Day after the date this Seller Counter Offer is Signed in **paragraph 4** (if more than one signature, then the last signature date)(or by _____ ☐ AM/ ☐ PM on ________ (date)) **(i)** it is Signed in **paragraph 5** by Buyer and **(ii)** a Copy of the Signed Seller Counter Offer is Delivered to Seller or Seller's Authorized Agent.
   B. OR If Seller withdraws this Seller Counter Offer anytime prior to Buyer's Acceptance by communicating withdrawal to Buyer or Buyer's Agent (C.A.R. Form WOO may be used).
   C. OR If Seller accepts another offer prior to Buyer's Acceptance of this Seller Counter Offer.
3. **MARKETING TO OTHER BUYERS:** Seller has the right to continue to offer the Property for sale. Seller has the right to accept any other offer received, prior to Acceptance of this Counter Offer by Buyer as specified in **2A** and **5**. In such event, Seller is advised to withdraw this Seller Counter Offer before accepting another offer.
4. **OFFER: SELLER MAKES THIS COUNTER OFFER ON THE TERMS ABOVE AND ACKNOWLEDGES RECEIPT OF A COPY. BY MAKING THIS COUNTER OFFER, ANY PREVIOUS OFFER OR COUNTER OFFER CAN NO LONGER BE ACCEPTED. THIS COUNTER OFFER IS VALID REGARDLESS OF WHETHER ANY PREVIOUS OFFER OR COUNTER OFFER EXPIRED BY ITS TERMS. The terms and conditions of those documents are incorporated into this Seller Counter Offer unless Otherwise Agreed.**

Seller X *Tina Gomez* *Finance of America Reserve, LLC* Date 08.10.2026
Seller ________ Date ________

5. **ACCEPTANCE: I/WE** accept the above Seller Counter Offer **(If checked ☐ SUBJECT TO THE ATTACHED BUYER COUNTER OFFER No.** ____ **)** and acknowledge receipt of a Copy.

Signed by: 47BA00E8EA7A47F...

Buyer ______________________ ***Elata Investments, LLC*** Date 7/28/2026

Buyer ______________________ Date ______

6. **LATE ACCEPTANCE:** If the date of Buyer's signature in **paragraph 5** is after the expiration specified in **paragraph 2A**, Buyer's acceptance is only binding if Seller agrees to the late acceptance by signing below and Delivering a Copy before 5:00 PM on the third Day after the date this Seller Counter Offer is Signed in **paragraph 5**. All time periods in the Agreement shall begin upon the Delivery of this Late Acceptance.

I/We (Seller), ratify the acceptance and agree to all terms of this Seller Counter Offer.

Seller Tina Gomez ***Finance of America Reserve, LLC*** Date 08.10.2026

Seller ______________________ Date ______

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM No. *One*

(C.A.R. Form ADM, Revised 6/25)

COLDWELL BANKER REALTY

The following terms and conditions are hereby incorporated in and made a part of the Purchase agreement, OR ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Other *Seller Counter Offer #1 dated 07/24/2026*, dated *July 24, 2026*, on property known as *5717 4th Avenue Los Angeles, CA 90043* ("Property/Premises"), between *Elata Investments, LLC* ("Buyer/Tenant") and *Finance of America Reserve, LLC* ("Seller/Housing Provider"). The term "Housing Provider" also includes Landlord or Rental Property Owner. Buyer/Tenant and Seller/Housing Provider are referred to as the "Parties."

FORM USE NOTES: This form is intended to be used in Buyer-Seller or Tenant-Housing Provider transactions. For all other situations requiring an addendum, use an Addendum - Generic (C.A.R. form ADM-GEN).

- A change or addition to a previously provided Seller Property Questionnaire (SPQ), Real Estate Transfer Disclosure Statement (TDS), or other disclosure, may be made on an Amendment to Prior Disclosure (C.A.R. Form APD), and it may give the Buyer a right to rescind.
- To change the terms of already executed agreement, use the Amendment to Existing Agreement (C.A.R. form AEA).

1. Regarding item # 3B; The close of escrow shall take place on or before August 17, 2026.
2. Regarding item # 3G(3) Paragraph 18A; Seller payment to compensate Buyer's Broker to read, Seller agrees to pay Buyer's Broker, out of transaction proceed 2.00% of the final purchase price at close of escrow.
3. Regarding Item # 3K Paragraph # 23 Assignment Request; is deleted from this agreement.
4. Regarding Item # 3L(3) Paragraph # 8C, 12; informational Access to property buyer shall have 5 days after acceptance.
5. Regarding item # 3L(4), L(5), 3L(6), 3L(7), 3L(8) Buyer to have 5 days after acceptance.
6. Buyer is responsible for the following items: item # 3N(4) paragraph # 10B(1), item # 3Q(4) paragraph #10B(1), item # 3Q(5) paragraph #10A & #10B(2) and item # 3Q(6) paragraph # 10B(2).
7. Paragraph # 3P(1) item #9 items included and excluded: stove(s), oven(s), stove/oven combo(s), Dishwasher(s), Bathroom(s) mirrors, Microwave(s) are not included in the sale.
8. Paragraph # 3Q(1) item 10A, 11A Natural Hazard Disclosure Report, Seller will pay for the NHD report only and no environmental report will be included, seller choice of the NHD company.
9. Regarding item # 3Q(7) paragraph # 19B, Escrow company to be with Consolidated Analytics Title, each pay for their own fees.
10. Regarding item # 3Q(8) paragraph # 13, Owner's title company insurance policy to be with Consolidated Analytics Title company at seller costs.
11. Regarding item # 3Q(4) paragraph # 10B(1) & Item # 3Q(5) Paragraph # 10A, 10B(2) & Item #3Q(6) paragraph # 10B(2) Seller will not pay the cost of compliance with any other minimum mandatory government retrofit standards required as a condition of closing escrow under any law, whether the work is required to be completed before or after COE.
12. Seller counter offer acceptance is subject to senior Lienholder's approval, mortgage insurance and/or investor review.
13. Property is sold As-Is. Inspections are for informational purposes only and no concessions will be made by Seller.
14. Buyer should secure, re-key the property immediately upon closing. Additionally, Seller holds no obligation to furnish keys to common areas, mailboxes, or remotes to Buyer.

By signing below, Buyer and Seller acknowledge that each has received a copy of this Addendum, and each has read, understands, and agrees to its terms.

Buyer/Tenant X [signature] *Elata Investments, LLC* Date 7/27/2026
Buyer/Tenant ____________ Date ______
Seller/Housing Provider X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026
Seller/Housing Provider ____________ Date ______

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM No. *Two*

(C.A.R. Form ADM, Revised 6/25)

COLDWELL BANKER REALTY

The following terms and conditions are hereby incorporated in and made a part of the Purchase agreement, OR ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Other *Seller Counter Offer #1 dated 07/24/2026*, dated *July 24, 2026*, on property known as *5717 4th Avenue Los Angeles, CA 90043* ("Property/Premises"), between *Elata Investments, LLC* ("Buyer/Tenant") and *Finance of America Reserve, LLC* ("Seller/Housing Provider"). The term "Housing Provider" also includes Landlord or Rental Property Owner. Buyer/Tenant and Seller/Housing Provider are referred to as the "Parties."

FORM USE NOTES: This form is intended to be used in Buyer-Seller or Tenant-Housing Provider transactions. For all other situations requiring an addendum, use an Addendum - Generic (C.A.R. form ADM-GEN).

- A change or addition to a previously provided Seller Property Questionnaire (SPQ), Real Estate Transfer Disclosure Statement (TDS), or other disclosure, may be made on an Amendment to Prior Disclosure (C.A.R. Form APD), and it may give the Buyer a right to rescind.
- To change the terms of already executed agreement, use the Amendment to Existing Agreement (C.A.R. form AEA).

1. Seller will not contribute toward buyers closing cost and / or issue any credit towards repairs.
2. Seller will not pay for any inspections.
3. Seller will not pay for home warranty.
4. Seller will not provide keys to mailboxes, codes for security and/or alarm systems; or garage door.
5. Buyer is advised to re-key upon taking possession.
6. Seller will not maintain property, systems, or appliances. Seller will not keep any system operational until the date of close such as septic; security or alarms systems; garage door openers; pool and spas, if any.
7. Seller will not make any repair.
8. Seller will not install and / or pay for any Carbon Monoxide/Smoke Detectors.
9. Buyer will be responsible to get the property retrofitted.
10. Regarding the 9A, Buyer is aware that the Listing Agent will make every effort to provide Buyer with Seller's original signature on 9A application but cannot guarantee delivery thereof. Buyer to hold harmless Seller, Brokers, and Escrow Company regarding same. If the 9A report is not received prior to the scheduled close date, Buyer to waive 9A, remove contingency, and proceed with closing escrow.

By signing below, Buyer and Seller acknowledge that each has received a copy of this Addendum, and each has read, understands, and agrees to its terms.

Buyer/Tenant X Signed by: [signature] 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/27/2026

Buyer/Tenant ______ Date ______

Seller/Housing Provider X *Tina Gomez* *Finance of America Reserve, LLC* Date 08.10.2026

Seller/Housing Provider ______ Date ______

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

ADDENDUM No. *Three*

(C.A.R. Form ADM, Revised 6/25)

COLDWELL BANKER REALTY

The following terms and conditions are hereby incorporated in and made a part of the Purchase agreement, OR ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Other *Seller Counter Offer #1 dated 07/24/2026*, dated *July 24, 2026*, on property known as *5717 4th Avenue Los Angeles, CA 90043* ("Property/Premises"), between *Elata Investments, LLC* ("Buyer/Tenant") and *Finance of America Reserve, LLC* ("Seller/Housing Provider"). The term "Housing Provider" also includes Landlord or Rental Property Owner. Buyer/Tenant and Seller/Housing Provider are referred to as the "Parties."

FORM USE NOTES: This form is intended to be used in Buyer-Seller or Tenant-Housing Provider transactions. For all other situations requiring an addendum, use an Addendum - Generic (C.A.R. form ADM-GEN).

- A change or addition to a previously provided Seller Property Questionnaire (SPQ), Real Estate Transfer Disclosure Statement (TDS), or other disclosure, may be made on an Amendment to Prior Disclosure (C.A.R. Form APD), and it may give the Buyer a right to rescind.
- To change the terms of already executed agreement, use the Amendment to Existing Agreement (C.A.R. form AEA).

Buyer acknowledges that they have been advised of a new law which became effective July 1st, 2011, regarding the installation of carbon monoxide devices in single family dwellings. Buyer agrees to assume full responsibility and/or liability for the installation of same after the close of this transaction.

Release of Liability: Buyer further agrees to hold harmless the escrow holder, Coldwell Banker Realty, and their agents from and against any loss, cost, damage, liability, and expense, including attorney's fees arising out of any claim or dispute in connection with the foregoing. This agreement shall survive the close of escrow.

By signing below, Buyer and Seller acknowledge that each has received a copy of this Addendum, and each has read, understands, and agrees to its terms.

Buyer/Tenant X Signed by: 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026

Buyer/Tenant ______ Date ______

Seller/Housing Provider X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

Seller/Housing Provider ______ Date ______

CALIFORNIA ASSOCIATION OF REALTORS®

DISCLOSURE REGARDING REAL ESTATE AGENCY RELATIONSHIP

(As required by the Civil Code)
(C.A.R. Form AD, Revised 12/24)

☐ (If checked) This form is being provided in connection with a transaction for a leasehold interest exceeding one year as per Civil Code §§ 2079.13(j), (k), and (l).

When you enter into a discussion with a real estate agent regarding a real estate transaction, you should from the outset understand what type of agency relationship or representation you wish to have with the agent in the transaction.

SELLER'S AGENT

A Seller's agent under a listing agreement with the Seller acts as the agent for the Seller only. A Seller's agent or a subagent of that agent has the following affirmative obligations:

To the Seller: A Fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Seller.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
(b) A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

BUYER'S AGENT

A Buyer's agent can, with a Buyer's consent, agree to act as agent for the Buyer only. This includes a Buyer's agent under a buyer-broker representation agreement with the Buyer. In these situations, the agent is not the Seller's agent, even if by agreement the agent may receive compensation for services rendered, either in full or in part from the Seller. An agent acting only for a Buyer has the following affirmative obligations:

To the Buyer: A fiduciary duty of utmost care, integrity, honesty and loyalty in dealings with the Buyer.

To the Buyer and the Seller:

(a) Diligent exercise of reasonable skill and care in performance of the agent's duties.
(b) A duty of honest and fair dealing and good faith.
(c) A duty to disclose all facts known to the agent materially affecting the value or desirability of the property that are not known to, or within the diligent attention and observation of, the parties. An agent is not obligated to reveal to either party any confidential information obtained from the other party that does not involve the affirmative duties set forth above.

AGENT REPRESENTING BOTH SELLER AND BUYER

A real estate agent, either acting directly or through one or more salespersons and broker associates, can legally be the agent of both the Seller and the Buyer in a transaction, but only with the knowledge and consent of both the Seller and the Buyer.

In a dual agency situation, the agent has the following affirmative obligations to both the Seller and the Buyer:

(a) A fiduciary duty of utmost care, integrity, honesty and loyalty in the dealings with either the Seller or the Buyer.
(b) Other duties to the Seller and the Buyer as stated above in their respective sections.

In representing both Seller and Buyer, a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the Buyer's or Seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered.

SELLER AND BUYER RESPONSIBILITIES

Either the purchase agreement or a separate document will contain a confirmation of which agent is representing you and whether that agent is representing you exclusively in the transaction or acting as a dual agent. Please pay attention to that confirmation to make sure it accurately reflects your understanding of your agent's role.

The above duties of the agent in a real estate transaction do not relieve a Seller or Buyer from the responsibility to protect their own interests. You should carefully read all agreements to assure that they adequately express your understanding of the transaction. A real estate agent is a person qualified to advise about real estate. If legal or tax advice is desired, consult a competent professional.

If you are a Buyer, you have the duty to exercise reasonable care to protect yourself, including as to those facts about the property which are known to you or within your diligent attention and observation.

Both Sellers and Buyers should strongly consider obtaining tax advice from a competent professional because the federal and state tax consequences of a transaction can be complex and subject to change.

Throughout your real property transaction you may receive more than one disclosure form, depending upon the number of agents assisting in the transaction. The law requires each agent with whom you have more than a casual relationship to present you with this disclosure form. You should read its contents each time it is presented to you, considering the relationship between you and the real estate agent in your specific transaction. **This disclosure form includes the provisions of §§ 2079.13 to 2079.24, inclusive, of the Civil Code set forth on page 2. Read it carefully.**

Note: Real estate broker commissions are not set by law and are fully negotiable.

I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS DISCLOSURE AND THE PORTIONS OF THE CIVIL CODE PRINTED ON THE SECOND PAGE.

☒ Buyer ☐ Seller ☐ Landlord ☐ Tenant *David Behrend* *Elata Investments, LLC* Date 07/22/2026

☐ Buyer ☐ Seller ☐ Landlord ☐ Tenant ______ Date ______

Agent *Condon Realty Group* DRE Lic. # *02128446*
Real Estate Broker (Firm)

By DocuSigned by: *David Condon* A963AA24C92341... (Salesperson or Broker-Associate, if any) *David Condon* DRE Lic. # *02128446* Date 07/22/2026

AD REVISED 12/24 (PAGE 1 OF 2)

CIVIL §§ 2079.13 - 2079.24 (2079.16 APPEARS ON THE FRONT)

2079.13. As used in this section and §§ 2079.7 and 2079.14 to 2079.24, inclusive, the following terms have the following meanings: **(a)** "Agent" means a person acting under provisions of Title 9 (commencing with § 2295) in a real property transaction, and includes a person who is licensed as a real estate broker under Chapter 3 (commencing with § 10130) of Part 1 of Division 4 of the Business and Professions Code, and under whose license a listing is executed or an offer to purchase is obtained. The agent in the real property transaction bears responsibility for that agent's salespersons or broker associates who perform as agents of the agent. When a salesperson or broker associate owes a duty to any principal, or to any buyer or seller who is not a principal, in a real property transaction, that duty is equivalent to the duty owed to that party by the broker for whom the salesperson or broker associate functions. **(b)** "Buyer" means a transferee in a real property transaction, and includes a person who executes an offer to purchase real property from a seller through an agent, or who seeks the services of an agent in more than a casual, transitory, or preliminary manner, with the object of entering into a real property transaction. "Buyer" includes a vendee or lessee of real property. **(c)** "Commercial real property" means all real property in the state, except (1) single-family residential real property, (2) dwelling units made subject to Chapter 2 (commencing with § 1940) of Title 5, (3) a mobilehome, as defined in § 798.3, (4) vacant land, or (5) a recreational vehicle, as defined in § 799.29. **(d)** "Dual agent" means an agent acting, either directly or through a salesperson or broker associate, as agent for both the seller and the buyer in a real property transaction. **(e)** "Listing agreement" means a written contract between a seller of real property and an agent, by which the agent has been authorized to sell the real property or to find or obtain a buyer, including rendering other services for which a real estate license is required to the seller pursuant to the terms of the agreement. **(f)** "Seller's agent" means a person who has obtained a listing of real property to act as an agent for compensation. **(g)** "Listing price" is the amount expressed in dollars specified in the listing for which the seller is willing to sell the real property through the seller's agent. **(h)** "Offering price" is the amount expressed in dollars specified in an offer to purchase for which the buyer is willing to buy the real property. **(i)** "Offer to purchase" means a written contract executed by a buyer acting through a buyer's agent that becomes the contract for the sale of the real property upon acceptance by the seller. **(j)** "Real property" means any estate specified by subdivision (1) or (2) of § 761 in property, and includes (1) single-family residential property, (2) multiunit residential property with more than four dwelling units, (3) commercial real property, (4) vacant land, (5) a ground lease coupled with improvements, or (6) a manufactured home as defined in § 18007 of the Health and Safety Code, or a mobilehome as defined in § 18008 of the Health and Safety Code, when offered for sale or sold through an agent pursuant to the authority contained in § 10131.6 of the Business and Professions Code. **(k)** "Real property transaction" means a transaction for the sale of real property in which an agent is retained by a buyer, seller, or both a buyer and seller to act in that transaction, and includes a listing or an offer to purchase. **(l)** "Single-family residential property" or "single-family residential real property" means any of the following: (1) Real property improved with one to four dwelling units, including a leasehold exceeding one year's duration. (2) A unit in a residential stock cooperative, condominium, or planned unit development. (3) A mobilehome or manufactured home when offered for sale or sold through a real estate broker pursuant to § 10131.6 of the Business and Professions Code. **(m)** "Sell," "sale," or "sold" refers to a transaction for the transfer of real property from the seller to the buyer and includes exchanges of real property between the seller and buyer, transactions for the creation of a real property sales contract within the meaning of § 2985, and transactions for the creation of a leasehold exceeding one year's duration. **(n)** "Seller" means the transferor in a real property transaction and includes an owner who lists real property with an agent, whether or not a transfer results, or who receives an offer to purchase real property of which he or she is the owner from an agent on behalf of another. "Seller" includes both a vendor and a lessor of real property. **(o)** "Buyer's agent" means an agent who represents a buyer in a real property transaction. **(p)** "Buyer-broker representation agreement" means a written contract between a buyer of real property and a buyer's agent by which the buyer's agent has been authorized by the buyer to provide services set forth in subdivision (a) of § 10131 of the Business and Professions Code for or on behalf of the buyer for which a real estate license is required pursuant to the terms of the contract.

2079.14. (a) A copy of the disclosure form specified in § 2079.16 shall be provided in a real property transaction as follows: (1) The seller's agent, if any, shall provide the disclosure form to the seller before entering into a listing agreement. (2) The buyer's agent shall provide the disclosure to the buyer as soon as practicable before the execution of a buyer-broker representation agreement and execution of the buyer's offer to purchase. If the offer to purchase is not prepared by the buyer's agent, the buyer's agent shall present the disclosure form to the buyer not later than the next business day after receiving the offer to purchase from the buyer. **(b)** The agent providing the disclosure form specified in § 2079.16 shall obtain a signed acknowledgement of receipt from the buyer or seller except as provided in § 2079.15.

2079.15. In any circumstance in which the seller or buyer refuses to sign an acknowledgment of receipt pursuant to § 2079.14, the agent shall set forth, sign, and date a written declaration of the facts of the refusal.

2079.16 Reproduced on Page 1 of this AD form.

2079.17(a) As soon as practicable, the buyer's agent shall disclose to the buyer and seller whether the agent is acting in the real property transaction as the buyer's agent, or as a dual agent representing both the buyer and the seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller, the buyer, and the buyer's agent prior to or coincident with execution of that contract by the buyer and the seller, respectively. **(b)** As soon as practicable, the seller's agent shall disclose to the seller whether the seller's agent is acting in the real property transaction as the seller's agent, or as a dual agent representing both the buyer and seller. This relationship shall be confirmed in the contract to purchase and sell real property or in a separate writing executed or acknowledged by the seller and the seller's agent prior to or coincident with the execution of that contract by the seller. **(c)** The confirmation required by subdivisions (a) and (b) shall be in the following form:

Seller's Brokerage Firm ____DO NOT COMPLETE, SAMPLE ONLY____ License Number ________

Is the broker of (check one): ☐ the seller; or ☐ both the buyer and seller. (dual agent)

Seller's Agent ____DO NOT COMPLETE, SAMPLE ONLY____ License Number ________

Is (check one): ☐ the Seller's Agent. (salesperson or broker associate) ☐ both the Buyer's and Seller's Agent. (dual agent)

Buyer's Brokerage Firm ____DO NOT COMPLETE, SAMPLE ONLY____ License Number ________

Is the broker of (check one): ☐ the buyer; or ☐ both the buyer and seller. (dual agent)

Buyer's Agent ____DO NOT COMPLETE, SAMPLE ONLY____ License Number ________

Is (check one): ☐ the Buyer's Agent. (salesperson or broker associate) ☐ both the Buyer's and Seller's Agent. (dual agent)

(d) The disclosures and confirmation required by this section shall be in addition to the disclosure required by § 2079.14. An agent's duty to provide disclosure and confirmation of representation in this section may be performed by a real estate salesperson or broker associate affiliated with that broker.

2079.18 (Repealed pursuant to AB-1289)

2079.19 The payment of compensation or the obligation to pay compensation to an agent by the seller or buyer is not necessarily determinative of a particular agency relationship between an agent and the seller or buyer. A listing agent and a selling agent may agree to share any compensation or commission paid, or any right to any compensation or commission for which an obligation arises as the result of a real estate transaction, and the terms of any such agreement shall not necessarily be determinative of a particular relationship.

2079.20 Nothing in this article prevents an agent from selecting, as a condition of the agent's employment, a specific form of agency relationship not specifically prohibited by this article if the requirements of § 2079.14 and § 2079.17 are complied with.

2079.21 (a) A dual agent may not, without the express permission of the seller, disclose to the buyer any confidential information obtained from the seller. **(b)** A dual agent may not, without the express permission of the buyer, disclose to the seller any confidential information obtained from the buyer. **(c)** "Confidential information" means facts relating to the client's financial position, motivations, bargaining position, or other personal information that may impact price, such as the seller is willing to accept a price less than the listing price or the buyer is willing to pay a price greater than the price offered. **(d)** This section does not alter in any way the duty or responsibility of a dual agent to any principal with respect to confidential information other than price.

2079.22 Nothing in this article precludes a seller's agent from also being a buyer's agent. If a seller or buyer in a transaction chooses to not be represented by an agent, that does not, of itself, make that agent a dual agent.

2079.23 (a) A contract between the principal and agent may be modified or altered to change the agency relationship at any time before the performance of the act which is the object of the agency with the written consent of the parties to the agency relationship. **(b)** A lender or an auction company retained by a lender to control aspects of a transaction of real property subject to this part, including validating the sales price, shall not require, as a condition of receiving the lender's approval of the transaction, the homeowner or listing agent to defend or indemnify the lender or auction company from any liability alleged to result from the actions of the lender or auction company. Any clause, provision, covenant, or agreement purporting to impose an obligation to defend or indemnify a lender or an auction company in violation of this subdivision is against public policy, void, and unenforceable.

2079.24 Nothing in this article shall be construed to either diminish the duty of disclosure owed buyers and sellers by agents and their associate licensees, subagents, and employees or to relieve agents and their associate licensees, subagents, and employees from liability for their conduct in connection with acts governed by this article or for any breach of a fiduciary duty or a duty of disclosure.

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA RESIDENTIAL PURCHASE AGREEMENT AND JOINT ESCROW INSTRUCTIONS

CALIFORNIA ASSOCIATION OF REALTORS®

(C.A.R. FORM RPA, Revised 6/26)

Date Prepared: *July 22, 2026*

1. **OFFER:**
   A. **THIS IS AN OFFER FROM** *Elata Investments, LLC* ("Buyer").
   B. **THE PROPERTY** to be acquired is *5717 4th Ave*, situated in *Los Angeles* (City), *Los Angeles* (County), California, *90043* (Zip Code), Assessor's Parcel No(s). *5006-028-026* ("Property").
   (Postal/Mailing address may be different from city jurisdiction. Buyer is advised to investigate.)
   C. **THE TERMS OF THE PURCHASE ARE SPECIFIED BELOW AND ON THE FOLLOWING PAGES.**
   D. Buyer and Seller are referred to herein as the "Parties." Brokers and Agents are **not** Parties to this Agreement.
2. **AGENCY:**
   A. **DISCLOSURE:** The Parties each acknowledge receipt of a "Disclosure Regarding Real Estate Agency Relationship" (C.A.R. Form AD) if represented by a real estate licensee. Buyer's Agent is not legally required to give to Seller's Agent the AD form Signed by Buyer. Seller's Agent is not legally obligated to give to Buyer's Agent the AD form Signed by Seller.
   B. **CONFIRMATION:** The following agency relationships are hereby confirmed for this transaction.
   Seller's Brokerage Firm *Coldwell Banker Realty* License Number *01464847*
   Is the broker of (check one): ☐ the Seller; or ☐ both the Buyer and Seller (Dual Agent).
   Seller's Agent *Philip Boroda* License Number *00822192*
   Is (check one): ☐ the Seller's Agent. (Salesperson or broker associate); or ☐ both the Buyer's and Seller's Agent (Dual Agent).
   Buyer's Brokerage Firm *Condon Realty Group* License Number *02128446*
   Is the broker of (check one): ☐ the Buyer; or ☐ both the Buyer and Seller (Dual Agent).
   Buyer's Agent *David Condon* License Number *02128446*
   Is (check one): ☐ the Buyer's Agent (Salesperson or broker associate); or ☐ both the Buyer's and Seller's Agent (Dual Agent).
   C. ☐ More than one Brokerage represents ☐ Seller, ☐ Buyer. See, Additional Broker Acknowledgement (C.A.R. Form ABA).
   D. **POTENTIALLY COMPETING BUYERS AND SELLERS:** The Parties are advised to discuss with their Agent the broker's policy on dual agency and multiple representation of competing buyers and sellers.
3. **TERMS OF PURCHASE AND ALLOCATION OF COSTS:** The items in this paragraph are contractual terms of the Agreement. Referenced paragraphs provide further explanation. This form is 17 pages. The Parties are advised to read all 17 pages.

	Para #	Paragraph Title or Contract Term	Terms and Conditions	Additional Terms
A	5, 5B (cash)	**Purchase Price**	$ *600,000.00*	☐ All Cash
B		**Close Of Escrow (COE)**	☒ *14* Days after Acceptance OR on ☐ ______ (date)	
C	32A	**Expiration of Offer**	3 calendar days after all Buyer Signature(s) or ______ (date), at 5PM or ____ ☐ AM/ ☐ PM	
D(1)	5A(1)	**Initial Deposit Amount**	$ *18,000.00* (*3.00* % of purchase price) (% number above is for calculation purposes and is not a contractual term)	within 3 (or ____) business days after Acceptance by wire transfer **OR** ☒ *Direct to title*
D(2)	5A(2)	☐ **Increased Deposit**	See attached Increased Deposit Addendum (C.A.R. Form IDA)	
E(1)	5C(1)	**Loan Amount(s):** First Interest Rate Points If FHA or VA checked, Deliver list of lender required repairs	$ ______ (____ % of purchase price) Fixed rate or ☐ Initial adjustable rate • not to exceed ____ % • Buyer to pay up to ____ points to obtain the rate above 17 (or ____) Days after Acceptance	Conventional or, if checked, ☐ FHA (Forms FVAC/HID attached) ☐ VA (Form FVAC attached) ☐ Seller Financing (Form SFA attached) ☐ Other: ______
E(2)	5C(2)	Additional Financed Amount Interest Rate Points	$ ______ (____ % of purchase price) Fixed rate or ☐ Initial adjustable rate • not to exceed ____ % • Buyer to pay up to ____ points to obtain rate above	Conventional or, if checked, ☐ Seller Financing (Form SFA attached) ☐ Other: ______
E(3)	7A	**Occupancy Type**	Primary, or if checked, ☐ Secondary ☒ Investment	
F	5D	**Balance of Down Payment**	$ *582,000.00*	
		PURCHASE PRICE TOTAL	$ *600,000.00*	

G	**SELLER PAYMENT TO COVER BUYER EXPENSES AND COSTS**			
G(1)	5E	☐ **Seller Credit to Buyer**	$ ______	For closing costs
G(2)		☐ **Other Seller Credits/Payments** (does not include buyer broker compensation)	$ ______ For: ______ $ ______ For: ______	
G(3)	18A	☒ **Seller Payment to Compensate Buyer's Broker**	**Seller agrees to pay Buyer's Broker,** out of transaction proceeds, ~~2.500~~ % of the final purchase price AND, if applicable $ ______ OR, if checked ☐ $ ______. TG	
H(1)	5B	**Verification of All Cash** (sufficient funds)	Attached to the offer or ☐ 3 (or ____) Days after Acceptance	
H(2)	6A	**Verification of Down Payment and Closing Costs**	Attached to the offer or ☐ 3 (or ____) Days after Acceptance	
H(3)	6B	**Verification of Loan Application**	Attached to the offer or ☐ 3 (or ____) Days after Acceptance	☐ Prequalification ☐ Preapproval ☐ Fully underwritten preapproval
I			**Intentionally Left Blank**	
J	16	**Final Verification of Condition**	5 (or ____) Days prior to COE	
K	23	**Assignment Request**	17 (or ____) Days after Acceptance	
L		**CONTINGENCIES**	**TIME TO REMOVE CONTINGENCIES**	**CONTINGENCY REMOVED**
L(1)	8A	**Loan(s)**	17 (or ____) Days after Acceptance	☒ No loan contingency
L(2)	8B	**Appraisal:** Appraisal contingency based upon appraised value at a minimum: **(i)** of purchase price; OR **(ii)** ☐ $ ______ less than the final purchase price ("Appraisal Gap").	17 (or ____) Days after Acceptance	☒ No appraisal contingency Removal of appraisal contingency does not eliminate appraisal cancellation rights in FVAC.
L(3)	8C, 12	**Investigation of Property**	17 (or ____) Days after Acceptance	REMOVAL OR WAIVER OF CONTINGENCY: Any contingency in L(1)-L(8) may be removed or waived by checking the applicable box above or attaching a Contingency Removal (C.A.R. Form CR-B) and checking the applicable box therein. Removal or Waiver at time of offer is against Agent advice. See **paragraph 8I.** ☐ **CR-B attached**
		Informational Access to Property	17 (or ____) Days after Acceptance	
		Buyer's right to access the Property for informational purposes is **NOT** a contingency, does **NOT** create cancellation rights, and applies even if contingencies are removed.		
L(4)	8D	**Insurance**	17 (or ____) Days after Acceptance	
L(5)	8E, 14A	**Review of Seller Documents**	17 (or ____) Days after Acceptance, or 5 Days after Delivery, whichever is later	
L(6)	8F, 13A	**Preliminary ("Title") Report**	17 (or ____) Days after Acceptance, or 5 Days after Delivery, whichever is later	
L(7)	8G, 11M	**Common Interest Disclosures** Per Civil Code § 4525 or Agreement	17 (or ____) Days after Acceptance, or 5 Days after Delivery, whichever is later	
L(8)	8H, 9B(6)	**Review of leased or liened items** (E.g. solar panels or propane tanks)	17 (or ____) Days after Acceptance, or 5 Days after Delivery, whichever is later	
L(9)	8K	**Sale of Buyer's Property** Sale of Buyer's property is not a contingency, UNLESS checked here: ☐ **C.A.R. Form COP attached**		
M		**Possession**	**Time for Performance**	**Additional Terms**
M(1)		**Time of Possession**	Upon notice of recordation, OR ☐ 6 PM or ____ ☐ AM/ ☐ PM on date specified, as applicable, in 3M(2) or attached TOPA.	
M(2)	7D	**Seller Occupied or Vacant units**	COE date or, if checked below, ☐ ____ days after COE (29 or fewer days) ☐ ____ days after COE (30 or more days)	C.A.R. Form SIP attached if 29 or fewer days. C.A.R. Form RLAS attached if 30 or more days.
M(3)	4A, 7A	**Occupied units by tenants or anyone other than the Seller**	Subject to tenant rights, unless primary or secondary residence in **3E(3)**, or Otherwise Agreed (TOPA may be used)	See **7A** if TOPA is not attached. ☐ Tenant Occupied Property Addendum (C.A.R. Form TOPA) attached.
N		**Documents/Fees/Compliance**	**Time for Performance**	
N(1)	14A	Seller Delivery of Documents	7 (or ____) Days after Acceptance	
N(2)	19B	Sign and return Escrow Holder Provisions and Instructions	5 (or ____) Days after Delivery	
N(3)	11M(2)	Time to pay fees for ordering HOA Documents	3 (or ____) Days after Acceptance	
N(4)	10B(1)	Install smoke alarm(s), CO detector(s), water heater bracing	7 (or ____) Days after Acceptance	
N(5)	24	Evidence of representative authority	3 Days after Acceptance	
O			**Intentionally Left Blank**	

P	Items Included and Excluded			
P(1)	9	**Items Included - All items specified in Paragraph 9B are included and the following, if checked and existing:**		
		[X] Stove(s), oven(s), stove/oven combo(s); [ ] Refrigerator(s); [ ] Wine Refrigerator(s); [ ] Washer(s); [ ] Dryer(s); [X] Dishwasher(s); [X] Microwave(s); **Additional Items Included:** [ ] ______.	[ ] Video doorbell(s); [ ] Security camera equipment; [ ] Security system(s)/alarm(s), other than separate video doorbell and camera equipment; [ ] Smart home control devices; [ ] Wall mounted brackets for video or audio equipment; [ ] ______. [ ] ______.	[ ] Above-ground pool(s) / [ ] spa(s); [X] Bathroom mirrors, unless excluded below; [ ] Electric car charging systems and stations; [ ] Potted trees/shrubs; [ ] ______. [ ] ______.
P(2)		**Excluded Items:** [ ] ______;	[ ] ______;	[ ] ______;

Q	Allocation of Costs			
	Para #	**Item Description**	**Who Pays** (if Both is checked, cost to be split equally unless Otherwise Agreed)	**Additional Terms**
Q(1)	10A, 11A	Natural Hazard Zone Disclosure Report, including tax information	[ ] Buyer [X] Seller [ ] Both ______ [ ] Provided by: ***Click here to select your Service Provider***	[ ] Environmental [ ] Other ______
Q(2)		[ ] Optional Wildfire Disclosure Report ***Click here for Additional Report***	[ ] Buyer [ ] Seller [ ] Both ______ Provided by: ***Click here to select Wildfire Service Provider***	
Q(3)		(A) ______ Report (B) ______ Report	[ ] Buyer [ ] Seller [ ] Both ______ [ ] Buyer [ ] Seller [ ] Both ______	
Q(4)	10B(1)	Smoke alarms, CO detectors, water heater bracing	[ ] Buyer [X] Seller [ ] Both ______	
Q(5)	10A 10B(2)	Government Required Point of Sale **inspections, reports**	[ ] Buyer [X] Seller [ ] Both ______	
Q(6)	10B(2)	Government Required Point of Sale **corrective/remedial actions**	[ ] Buyer [ ] Seller [ ] Both ______	
Q(7)	19B	Escrow Fee	[ ] Buyer [ ] Seller [ ] Both ______ Escrow Holder: ***Wilshire Escrow- Matthew Shewfelt***	[X] Each to pay their own fees
Q(8)	13	Owner's title insurance policy	[ ] Buyer [X] Seller [ ] Both ______ Title Co. (If different from Escrow Holder): ***Monarch Title- Frank Armas***	
Q(9)		Buyer's Lender title insurance policy	Buyer	Unless Otherwise Agreed, Buyer shall purchase any title insurance policy insuring Buyer's lender.
Q(10)		County transfer tax, fees	[ ] Buyer [X] Seller [ ] Both ______	
Q(11)		City transfer tax, fees	[ ] Buyer [X] Seller [ ] Both ______	
Q(12)	11M(2)	HOA fee for preparing disclosures	Seller	
Q(13)		HOA certification fee	Buyer	
Q(14)		HOA transfer fees	[ ] Buyer [ ] Seller [ ] Both ______	Unless Otherwise Agreed, Seller shall pay for separate HOA move-out fee and Buyer shall pay for separate move-in fee. Applies if separately billed or itemized with cost in transfer fee.
Q(15)		Private transfer fees	Seller, or if checked, [ ] Buyer [ ] Both ______	
Q(16)	11O	[ ] Septic, Well, Propane Tank, and/or Property Boundaries (Survey)	See Septic, Well, Propane Tank, and Property Boundaries Inspection and Allocation of Costs Addendum (C.A.R. Form SWPI-C).	
Q(17)		______ fees or costs	[ ] Buyer [ ] Seller [ ] Both ______	
Q(18)	10C	Home warranty plan chosen by Buyer. Coverage includes, but is not limited to: ______ ______	[ ] Buyer [ ] Seller [ ] Both ______ Issued by: ***Click here to select your Service Provider*** [ ] Buyer waives home warranty plan	If Seller or Both checked, Seller's cost not to exceed $ ______.

R	OTHER TERMS:
	______

4. **PROPERTY ADDENDA AND ADVISORIES:** (check all that apply)
   A. **PROPERTY TYPE ADDENDA:** This Agreement is subject to the terms contained in the Addenda checked below:
      - [ ] Tenant Occupied Property Addendum (C.A.R. Form TOPA) (Should be checked whether current tenants will remain or not.)
      - [ ] Probate Agreement Purchase Addendum (C.A.R. Form PA-PA)
      - [ ] Manufactured Home Purchase Addendum (C.A.R. Form MH-PA)
      - [ ] Tenancy in Common Purchase Addendum (C.A.R. Form TIC-PA)
      - [ ] Stock Cooperative Purchase Addendum (C.A.R. Form COOP-PA)
      - [ ] Mixed Use Purchase Addendum (C.A.R. Form MU-PA) [ ] Other ______
   B. **OTHER ADDENDA (AND DISCLOSURES):** This Agreement is subject to the terms contained in the Addenda checked below:
      - [ ] Addendum # ______ (C.A.R. Form ADM)
      - [ ] Short Sale Addendum (C.A.R. Form SSA)
      - [ ] Back Up Offer Addendum (C.A.R. Form BUO)
      - [ ] Court Confirmation Addendum (C.A.R. Form CCA)
      - [ ] Septic, Well, Propane Tank, and Property Boundaries Inspection and Allocation of Costs Addendum (C.A.R. Form SWPI-C)
      - [ ] Buyer Intent to Exchange Addendum (C.A.R. Form BXA)
      - [ ] Seller Intent to Exchange Addendum (C.A.R. Form SXA)
      - [X] Disclosure Regarding Real Estate Agency Relationships (C.A.R. Form AD)
      - [ ] Other ______
      - [ ] Other ______
   C. **BUYER AND SELLER ADVISORIES: (Note: All Advisories below are provided for reference purposes only and are not intended to be incorporated into this Agreement.)**
      - [X] Buyer's Investigation Advisory (C.A.R. Form BIA)
      - [X] Fair Housing and Discrimination Advisory (C.A.R. Form FHDA)
      - [X] Wire Fraud Advisory (C.A.R. Form WFA)
      - [X] Buyer Homeowner Insurance Advisory (C.A.R. Form BHIA)
      - [ ] Wildfire Disaster Advisory (C.A.R. Form WFDA)
      - [ ] Statewide Buyer and Seller Advisory (C.A.R. Form SBSA)
      - [ ] Trust Advisory (C.A.R. Form TA)
      - [ ] Probate Advisory (C.A.R. Form PA)
      - [ ] REO Advisory (C.A.R. Form REO)
      - [ ] Other ______
      - [ ] Other ______
      - [ ] Other ______

5. **ADDITIONAL TERMS AFFECTING PURCHASE PRICE:** Buyer represents that funds will be good when deposited with Escrow Holder.
   A. **DEPOSIT:**
      (1) **INITIAL DEPOSIT:** Buyer shall deliver deposit directly to Escrow Holder. If a method other than wire transfer is specified in **paragraph 3D(1)** and such method is unacceptable to Escrow Holder, then upon notice from Escrow Holder, delivery shall be by wire transfer.
      (2) **RETENTION OF DEPOSIT: Paragraph 29, if initialed by all Parties or otherwise incorporated into this Agreement, specifies a remedy for Buyer's default. Buyer and Seller are advised to consult with a qualified California real estate attorney: (i) Before adding any other clause specifying a remedy (such as release or forfeiture of deposit or making a deposit non-refundable) for failure of Buyer to complete the purchase. Any such clause shall be deemed invalid unless the clause independently satisfies the statutory liquidated damages requirements set forth in the Civil Code; and (ii) Regarding possible liability and remedies if Buyer fails to deliver the deposit.**
   B. **ALL CASH OFFER:** If an all cash offer is specified in **paragraph 3A**, no loan is needed to purchase the Property. This Agreement is NOT contingent on Buyer obtaining a loan. Buyer shall, within the time specified in **paragraph 3H(1)**, Deliver written verification of funds sufficient for the purchase price and closing costs.
   C. **LOAN(S):**
      (1) **FIRST LOAN:** This loan will provide for conventional financing **UNLESS** FHA, VA, Seller Financing (C.A.R. Form SFA), or Other is checked in **paragraph 3E(1)**.
      (2) **ADDITIONAL FINANCED AMOUNT:** If an additional financed amount is specified in **paragraph 3E(2)**, that amount will provide for conventional financing **UNLESS** Seller Financing (C.A.R. Form SFA), or Other is checked in **paragraph 3E(2)**.
      (3) **BUYER'S LOAN STATUS:** Buyer authorizes Seller and Seller's Authorized Agent to contact Buyer's lender(s) to determine the status of any Buyer's loan specified in **paragraph 3E**, or any alternate loan Buyer pursues, whether or not a contingency of this Agreement. If the contact information for Buyer's lender(s) is different from that provided under the terms of **paragraph 6B**, Buyer shall Deliver the updated contact information within 1 Day of Seller's request.
      (4) **FHA/VA: If FHA or VA is checked in paragraph 3E(1)**, a FHA/VA amendatory clause (C.A.R. Form FVAC) shall be incorporated and Signed by all Parties. Buyer shall, within the time specified in **paragraph 3E(1),** Deliver to Seller written notice (C.A.R. Form RR or AEA) **(i)** of any lender requirements that Buyer requests Seller to pay for or otherwise correct or **(ii)** that there are no lender requirements. Notwithstanding Seller's agreement that Buyer may obtain FHA or VA financing, Seller has no obligation to pay or satisfy any or all lender requirements unless agreed in writing.
   D. **BALANCE OF PURCHASE PRICE (DOWN PAYMENT, paragraph 3F) (including all-cash funds)** to be deposited with Escrow Holder pursuant to Escrow Holder instructions.
   E. **LIMITS ON CREDITS TO BUYER:** Any credit to Buyer as specified in **paragraph 3G(1)** or Otherwise Agreed, from any source, for closing or other costs that is agreed to by the Parties ("Contractual Credit") shall be disclosed to Buyer's lender, if any, and made at Close Of Escrow. If the total credit allowed by Buyer's lender ("Lender Allowable Credit") is less than the Contractual Credit, then **(i)** the Contractual Credit from Seller shall be reduced to the Lender Allowable Credit, and **(ii)** in the absence of a separate written agreement between the Parties, there shall be no automatic adjustment to the purchase price to make up for the difference between the Contractual Credit and the Lender Allowable Credit.

6. **ADDITIONAL FINANCING TERMS:**
   A. **VERIFICATION OF DOWN PAYMENT AND CLOSING COSTS:** Written verification of Buyer's down payment and closing costs, within the time specified in **paragraph 3H(2)** may be made by Buyer or Buyer's lender or loan broker pursuant to **paragraph 6B.**
   B. **VERIFICATION OF LOAN APPLICATIONS:** Buyer shall Deliver to Seller, within the time specified in **paragraph 3H(3)** a letter from Buyer's lender or loan broker stating that, based on a review of Buyer's written application and credit report, Buyer is prequalified or preapproved for any NEW loan specified in **paragraph 3E**. If any loan specified in **paragraph 3E** is an adjustable rate loan, the prequalification or preapproval letter shall be based on the qualifying rate, not the initial loan rate.
   C. **BUYER STATED FINANCING:** Seller is relying on Buyer's representation of the type of financing specified (including, but not limited to, as applicable, all cash, amount of down payment, or contingent or non-contingent loan). Seller has agreed to a specific closing date, purchase price, and to sell to Buyer in reliance on Buyer's specified financing. Buyer shall pursue the financing specified in this Agreement, even if Buyer also elects to pursue an alternative form of financing. Seller has no obligation to cooperate with Buyer's efforts to obtain any financing other than that specified in this Agreement but shall not interfere with closing at the purchase price on the COE date (**paragraph 3B**) even if based upon alternate financing. Buyer's inability to obtain alternate financing does not excuse Buyer from the obligation to purchase the Property and close escrow as specified in this Agreement.

7. CLOSING AND POSSESSION:

A. OCCUPANCY: If Buyer intends to occupy as a primary or secondary residence (see **paragraph 3E(3)**), and unless Otherwise Agreed, such as in C.A.R. Form TOPA: **(i)** the unit Buyer intends to occupy shall be vacant at the time possession is delivered to Buyer, and **(ii)** if the Property contains more than one unit, within **3 Days** after Acceptance Buyer shall give Seller written notice of which unit Buyer intends to occupy. Occupancy may impact available financing. **Seller shall disclose to Buyer if occupied by tenants or persons other than Seller, and attach C.A.R. Form TOPA in a counter offer if not part of Buyer's offer.**

B. CONDITION OF PROPERTY ON CLOSING:
Unless Otherwise Agreed: **(i)** the Property shall be delivered "**As-Is**" in its PRESENT physical condition as of the date of Acceptance; **(ii)** the Property, including pool, spa, landscaping and grounds, is to be maintained in substantially the same condition as on the date of Acceptance; **(iii)** Except as specified in **paragraph 9C**, Seller is not responsible to repair any holes left after the removal of any wall hangings (such as pictures and mirrors), brackets, nails or other fastening devices; and **(iv)** all debris and personal property not included in the sale shall be removed by Close Of Escrow or at the time possession is delivered to Buyer, if not on the same date. If items are not removed when possession is delivered to Buyer, all items shall be deemed abandoned. Buyer, after first Delivering to Seller written notice to remove the items within **3 Days**, may pay to have such items removed or disposed of and may bring Legal Action, as per this Agreement, to receive reasonable costs from Seller.

C. Buyer is strongly advised to conduct investigations of the entire Property in order to determine its present condition. Seller and Agents may not be aware of all defects affecting the Property or other factors that Buyer considers important. Property improvements may not be built according to code, in compliance with current Law, or have had all required permits issued and/or finalized.

D. SELLER REMAINING IN POSSESSION AFTER CLOSE OF ESCROW: If Seller has the right to remain in possession after Close Of Escrow pursuant to **paragraph 3M(2)** or as Otherwise Agreed: The Parties are advised to **(i)** consult with their insurance and legal advisors for information about liability and damage or injury to persons and personal and real property; and **(ii)** consult with a qualified California real estate attorney where the Property is located to determine the ongoing rights and responsibilities of both Buyer and Seller with regard to each other, including possible tenant rights, and what type of written agreement to use to document the relationship between the Parties. Buyer is advised to consult with Buyer's lender about the impact of Seller's occupancy on Buyer's loan.

E. WARRANTIES: At Close Of Escrow: **(i)** Seller assigns to Buyer any assignable warranty rights for items included in the sale; and **(ii)** Seller shall Deliver to Buyer available Copies of any such warranties. Agents cannot and will not determine the assignability of any warranties.

F. ACCESS: Seller shall, on Close Of Escrow unless Otherwise Agreed and even if Seller remains in possession, provide keys, passwords, codes and/or means to operate all locks, mailboxes, security systems, alarms, home automation systems, intranet and Internet-connected devices included in the purchase price, garage door openers, and all items included in either **paragraph 3P** or **paragraph 9**. If the Property is a condominium or located in a common interest development, Seller shall be responsible for securing or providing any such items for Association amenities, facilities, and access. Buyer may be required to pay a deposit to the Homeowners' Association ("HOA") to obtain keys to accessible HOA facilities.

8. CONTINGENCIES AND REMOVAL OF CONTINGENCIES:

A. LOAN(S):

(1) This Agreement is, **unless otherwise specified in paragraph 3L(1) or an attached CR-B form**, contingent upon Buyer obtaining the loan(s) specified. If contingent, Buyer shall act diligently and in good faith to obtain the designated loan(s). **If there is no appraisal (or insurance) contingency or the appraisal (or insurance) contingency has been waived or removed, then failure of the Property to appraise at the purchase price (or a lender conditioning the loan on obtaining insurance) does not entitle Buyer to exercise the cancellation right pursuant to the loan contingency if Buyer is otherwise qualified for the specified loan and Buyer is able to satisfy lender's non-appraisal (or non-insurance) conditions for closing the loan.**

(2) Buyer is advised to investigate the insurability of the Property as early as possible, as this may be a requirement for lending. Buyer's ability to obtain insurance for the Property, including fire insurance, is part of Buyer's Insurance contingency. Failure of Buyer to obtain insurance may justify cancellation based on the Insurance contingency but not the loan contingency.

(3) Buyer's contractual obligations regarding deposit, balance of down payment and closing costs **are not contingencies** of this Agreement, unless Otherwise Agreed.

(4) If there is an appraisal contingency, removal of the loan contingency shall not be deemed removal of the appraisal contingency.

(5) **NO LOAN CONTINGENCY:** If "No loan contingency" is checked in **paragraph 3L(1)**, obtaining any loan specified is NOT a contingency of this Agreement. If Buyer does not obtain the loan specified, and as a result is unable to purchase the Property, Seller may be entitled to Buyer's deposit or other legal remedies.

B. APPRAISAL:

(1) This Agreement is, **unless otherwise specified in paragraph 3L(2) or an attached CR-B form**, contingent upon a written appraisal of the Property by a licensed or certified appraiser at no less than the amount specified in **paragraph 3L(2)**, without requiring repairs or improvements to the Property. Appraisals are often a reliable source to verify square footage of the subject Property. However, the ability to cancel based on the measurements provided in an appraisal falls within the Investigation of Property contingency. The appraisal contingency is solely limited to the value determined by the appraisal. For any cancellation based upon this appraisal contingency, Buyer shall Deliver a Copy of the written appraisal to Seller, upon request by Seller.

(2) **NO APPRAISAL CONTINGENCY:** If "No appraisal contingency" is checked in **paragraph 3L(2)**, then Buyer may not use the loan contingency specified in **paragraph 3L(1)** to cancel this Agreement if the sole reason for not obtaining the loan is that the appraisal relied upon by Buyer's lender values the property at an amount less than that specified in **paragraph 3L(2)**. If Buyer is unable to obtain the loan specified solely for this reason, Seller may be entitled to Buyer's deposit or other legal remedies.

(3) **FAIR APPRAISAL ACT NOTICE:**

(A) Any appraisal of the property is required to be unbiased, objective, and not influenced by improper or illegal considerations, including, but not limited to, any of the following: race, color, religion (including religious dress, grooming practices, or both), gender (including, but not limited to, pregnancy, childbirth, breastfeeding, and related conditions, and gender identity and gender expression), sexual orientation, marital status, medical condition, military or veteran status, national origin (including language use and possession of a driver's license issued to persons unable to provide their presence in the United States is authorized under federal law), source of income, ancestry, disability (mental and physical, including, but not limited to, HIV/AIDS status, cancer diagnosis, and genetic characteristics), genetic information, or age.

(B) If a buyer or seller believes that the appraisal has been influenced by any of the above factors, the seller or buyer can report this information to the lender or mortgage broker that retained the appraiser and may also file a complaint with the Bureau of Real Estate Appraisers at https://www2.brea.ca.gov/complaint/ or call (916) 552-9000 for further information on how to file a complaint.

C. **INVESTIGATION OF PROPERTY:** This Agreement is, as specified in **paragraph 3L(3)**, contingent upon Buyer's acceptance of the condition of, and any other matter affecting, the Property. See **paragraph 12.**

D. **INSURANCE:** This Agreement is, as specified in **paragraph 3L(4)**, contingent upon Buyer's assessment of the availability and approval of the cost for any insurance policy desired under this Agreement.

E. **REVIEW OF SELLER DOCUMENTS:** This Agreement is, as specified in **paragraph 3L(5)**, contingent upon Buyer's review and approval of Seller's documents required in **paragraph 14A**.

F. **TITLE:**

(1) This Agreement is, as specified in **paragraph 3L(6)**, contingent upon Buyer's ability to obtain the title policy provided for in **paragraph 13G** and on Buyer's review of a current Preliminary Report and items that are disclosed or observable even if not on record or not specified in the Preliminary Report, and satisfying Buyer regarding the current status of title. Buyer is advised to review all underlying documents and other matters affecting title, including, but not limited to, any documents or deeds referenced in the Preliminary Report and any plotted easements.

(2) Buyer has **5 Days** after receipt to review a revised Preliminary Report, if any, furnished by the Title Company and cancel the transaction if the revised Preliminary Report reveals material or substantial deviations from a previously provided Preliminary Report.

G. **CONDOMINIUM/PLANNED DEVELOPMENT DISCLOSURES (IF APPLICABLE):** This Agreement is, as specified in **paragraph 3L(7)**, contingent upon Buyer's review and approval of Common Interest Disclosures required by Civil Code § 4525 and under **paragraph 11M** ("CI Disclosures").

H. **BUYER REVIEW OF LEASED OR LIENED ITEMS CONTINGENCY (IF APPLICABLE):** Buyer's review of and ability and willingness to assume any lease, maintenance agreement or other ongoing financial obligation, or to accept the Property subject to any lien, disclosed pursuant to **paragraph 9B(6)**, is, as specified in **paragraph 3L(8)**, a contingency of this Agreement. Any assumption of the lease shall not require any financial obligation or contribution by Seller. Seller, after first Delivering a Notice to Buyer to Perform, may cancel this Agreement if Buyer, by the time specified in **paragraph 3L(8)**, refuses or is unable to enter into any necessary written agreements to accept responsibility for all obligations of Seller-disclosed leased or liened items.

I. **REMOVAL OR WAIVER OF CONTINGENCIES WITH OFFER: Buyer shall have no obligation to remove a contractual contingency unless Seller has provided all required documents, reports, disclosures, and information pertaining to that contingency.** If Buyer does remove a contingency without first receiving all required information from Seller, Buyer is relinquishing any contractual rights that apply to that contingency. **If Buyer removes or waives any contingencies without an adequate understanding of the Property's condition or Buyer's ability to purchase, Buyer is acting against the advice of Agent.**

J. **REMOVAL OF CONTINGENCY OR CANCELLATION:**

(1) **For any contingency specified in paragraph 3L, 8, or elsewhere, Buyer shall, within the applicable period specified, remove the contingency or cancel this Agreement.**

(2) For the contingencies for review of Seller Documents, Preliminary Report, and Condominium/Planned Development Disclosures, Buyer shall, within the time specified in **paragraph 3L** or **5 Days** after Delivery of Seller Documents or CI Disclosures, whichever occurs later, remove the applicable contingency in writing or cancel this Agreement.

(3) If Buyer does not remove a contingency within the time specified, Seller, after first giving Buyer a Notice to Buyer to Perform (C.A.R. Form NBP), shall have the right to cancel this Agreement.

K. **SALE OF BUYER'S PROPERTY:** This Agreement and Buyer's ability to obtain financing are NOT contingent upon the sale of any property owned by Buyer unless the Sale of Buyer's Property (C.A.R. Form COP) is checked as a contingency of this Agreement in **paragraph 3L(9)**.

9. **ITEMS INCLUDED IN AND EXCLUDED FROM SALE:**

A. **NOTE TO BUYER AND SELLER:** Items listed as included or excluded in the Multiple Listing Service (MLS), flyers, marketing materials, or disclosures are NOT included in the purchase price or excluded from the sale unless specified in this paragraph or **paragraph 3P** or as Otherwise Agreed. Any items included herein are components of the home and are not intended to affect the price. All items are transferred without Seller warranty.

B. **ITEMS INCLUDED IN SALE:**

(1) All EXISTING fixtures and fittings that are attached to the Property;

(2) EXISTING electrical, mechanical, lighting, plumbing and heating fixtures, ceiling fans, fireplace inserts, gas logs and grates, solar power systems, built-in appliances and appliances for which special openings or encasements have been made (whether or not checked in **paragraph 3P**), window and door screens, awnings, shutters, window coverings (which includes blinds, curtains, drapery, shutters or any other materials that cover any portion of the window) and any associated hardware and rods, attached floor coverings, television antennas, satellite dishes, air coolers/conditioners, pool/spa equipment (including, but not limited to, any cleaning equipment such as motorized/automatic pool cleaners, pool heaters, pool nets, pool covers, pool fencing), garage door openers/remote controls, mailbox, in-ground landscaping, water features and fountains, water softeners, water purifiers, light bulbs (including smart bulbs) and all items specified as included in **paragraph 3P, if currently existing at the time of Acceptance.**

Note: If Seller does not intend to include any item specified as being included above because it is not owned by Seller, whether placed on the Property by Agent, stager or other third party, the item should be listed as being excluded in **paragraph 3P(2)** or excluded by Seller in a counter offer.

(3) Security System includes any devices, hardware, software, or control units used to monitor and secure the Property, including but not limited to, any motion detectors, door or window alarms, and any other equipment utilized for such purpose. If checked in **paragraph 3P**, all such items are included in the sale, whether hard wired or not.

(4) Home Automation (Smart Home Features) includes any electronic devices and features including, but not limited to, thermostat controls, kitchen appliances not otherwise excluded, and lighting systems, that are connected (hard wired or wirelessly) to a control unit, computer, tablet, phone, or other "smart" device. Any Smart Home devices and features that are physically affixed to the real property, and also existing light bulbs, are included in the sale. Buyer is advised to use **paragraph 3P(1)** or an addendum to address more directly specific items to be included. Seller is advised to use a counter offer to address more directly any items to be excluded.

(5) Non-Dedicated Devices: If checked in **paragraph 3P**, all smart home and security system control devices are included in the sale, except for any non-dedicated personal computer, tablet, or phone used to control such features. Buyer acknowledges that a separate device and access to wifi or Internet may be required to operate some smart home features and Buyer may have to obtain such device after Close Of Escrow. Seller shall de-list any devices from any personal accounts and shall cooperate with any transfer of services to Buyer. Buyer is advised to change all passwords and ensure the security of any smart home features.

(6) **LEASED OR LIENED ITEMS AND SYSTEMS:** Seller, within the time specified in **paragraph 3N(1),** shall **(i)** disclose to Buyer if any item or system specified in **paragraph 3P** or **9B** or otherwise included in the sale is leased, or not owned by Seller, or is subject to any maintenance or other ongoing financial obligation, or specifically subject to a lien or other encumbrance or loan, and (ii) Deliver to Buyer all written materials (such as lease, warranty, financing, etc.) concerning any such item.

(7) Seller represents that all items included in the purchase price, unless Otherwise Agreed, **(i)** are owned by Seller and shall be transferred free and clear of liens and encumbrances, except the items and systems identified pursuant to **paragraph 9B(6)**, and **(ii)** are transferred without Seller warranty regardless of value. Seller shall cooperate with the identification of any software or applications and Buyer's efforts to transfer any services needed to operate any Smart Home Features or other items included in this Agreement, including, but not limited to, utilities or security systems.

C. ITEMS EXCLUDED FROM SALE: Unless Otherwise Agreed, the following items are excluded from sale: **(i)** All items specified in **paragraph 3P(2); (ii)** audio and video components (such as flat screen TVs, speakers and other items) if any such item is not itself attached to the Property, even if a bracket or other mechanism attached to the component or item is attached to the Property; **(iii)** furniture and other items secured to the Property for earthquake or safety purposes. **Unless otherwise specified in paragraph 3P(1), brackets attached to walls, floors or ceilings for any such component, furniture or item will be removed and holes or other damage shall be repaired, but not painted.**

10. ALLOCATION OF COSTS:

A. INSPECTIONS, REPORTS, TESTS AND CERTIFICATES: Paragraphs 3Q(1), (2), (3), and (5) only determine who is to pay for the inspection, report, test, certificate, or service mentioned; **it does not determine who is to pay for any work recommended or identified in any such document. Agreements for payment of required work should be specified elsewhere in paragraph 3Q, or 3R, or in a separate agreement (such as C.A.R. Forms RR, RRRR, ADM or AEA).** Any reports in these paragraphs shall be Delivered in the time specified in **paragraph 3N(1).**

B. GOVERNMENT REQUIREMENTS AND CORRECTIVE OR REMEDIAL ACTIONS:

(1) **LEGALLY REQUIRED INSTALLATIONS AND PROPERTY IMPROVEMENTS:** Any required installation of smoke alarm or carbon monoxide device(s) or securing of water heater shall be completed within the time specified in **paragraph 3N(4)** and paid by the Party specified in **paragraph 3Q(4).** If Buyer is to pay for these items, Buyer, as instructed by Escrow Holder, shall deposit funds into escrow or directly to the vendor completing the repair or installation. Prior to Close Of Escrow, Seller shall Deliver to Buyer written statement(s) of compliance in accordance with any Law, unless Seller is exempt. If Seller is to pay for these items and does not fulfill Seller's obligation in the time specified, and Buyer incurs costs to comply with lender requirements concerning those items, Seller shall be responsible for Buyer's costs.

(2) **POINT OF SALE REQUIREMENTS:**

(A) Point of sale inspections, reports and repairs refer to any such actions required to be completed before or after Close Of Escrow that are required in order to close under any Law and paid by the Party specified in **paragraphs 3Q(5) and 3Q(6)** and any such repair, shall be completed prior to final verification of Property, unless Otherwise Agreed. Defensible space compliance shall be determined as agreed in C.A.R. Form FHDS. If Buyer agrees to pay for any portion of such repair, Buyer, shall **(i)** directly pay to the vendor completing the repair or **(ii)** provide an invoice to Escrow Holder, deposit funds into escrow sufficient to pay for Buyer's portion of such repair and request Escrow Holder pay the vendor completing the repair.

(B) Buyer shall be provided, within the time specified in **paragraph 3N(1)**, unless Parties Otherwise Agree to another time period, a Copy of any required government-conducted or point-of-sale inspection report prepared pursuant to this Agreement or in anticipation of this sale of the Property.

(3) **REINSPECTION FEES:** If any repair in **paragraph 10B(1)** is not completed within the time specified and the lender requires an additional inspection to be made, Seller shall be responsible for any corresponding reinspection fee. If Buyer incurs costs to comply with lender requirements concerning those items, Seller shall be responsible for those costs.

(4) **INFORMATION AND ADVICE ON REQUIREMENTS:** Buyer and Seller are advised to seek information from a knowledgeable source regarding local and State mandates and whether they are point of sale requirements or requirements of ownership. Agents do not have expertise in this area and cannot ascertain all of the requirements or costs of compliance.

C. HOME WARRANTY:

(1) Buyer shall choose the home warranty plan and any optional coverages. Buyer shall pay any cost of that plan, chosen by Buyer, that exceeds the amount allocated to Seller in **paragraph 3Q(18).** Buyer is informed that home warranty plans have many optional coverages, including but not limited to, coverages for Air Conditioner and Pool/Spa. Buyer is advised to investigate these coverages to determine those that may be suitable for Buyer and their cost.

(2) **If Buyer waives the purchase of a home warranty plan in paragraph 3Q(18), Buyer may still purchase a home warranty plan, at Buyer's expense, prior to Close Of Escrow.**

11. STATUTORY AND OTHER DISCLOSURES (INCLUDING LEAD-BASED PAINT HAZARD DISCLOSURES) AND CANCELLATION RIGHTS:

A. TDS, NHD, AND OTHER STATUTORY AND SUPPLEMENTAL DISCLOSURES:

(1) Seller shall, within the time specified in **paragraph 3N(1)**, Deliver to Buyer: unless exempt, fully completed disclosures or notices required by §§ 1102 et. seq. and 1103 et. seq. of the Civil Code ("Statutory Disclosures"). Statutory Disclosures include, but are not limited to, a Real Estate Transfer Disclosure Statement (C.A.R. Form TDS), Natural Hazard Disclosure Statement ("NHD"), notice or actual knowledge of release of illegal controlled substance, notice of special tax and/or assessments (or, if allowed, substantially equivalent notice regarding the Mello-Roos Community Facilities Act of 1982 and Improvement Bond Act of 1915) and, if Seller has actual knowledge, of industrial use and military ordnance location (C.A.R. Form SPQ or ESD), and, if the Property is in a high or very high fire hazard severity area, the information, notices, documentation, and agreements required by §§ 1102.6(f) and 1102.19 of the Civil Code (C.A.R. Form FHDS).

(2) The Real Estate Transfer Disclosure Statement required by this paragraph is considered fully completed if Seller has completed the section titled Coordination with Other Disclosure Forms by checking a box (Section I), and Seller has completed and answered all questions and Signed the Seller's Information section (Section II) and the Seller's Agent, if any, has completed and Signed the Seller's Agent's section (Section III), or, if applicable, an Agent Visual Inspection Disclosure (C.A.R. Form AVID). Section V acknowledgment of receipt of a Copy of the TDS shall be Signed after all previous sections, if applicable, have been completed. Nothing stated herein relieves a Buyer's Agent, if any, from the obligation to **(i)** conduct a reasonably competent and diligent visual inspection of the accessible areas of the Property and disclose, on Section IV of the TDS, or an AVID, material facts affecting the value or desirability of the Property that were or should have been revealed by such an inspection or **(ii)** complete any sections on all disclosures required to be completed by Buyer's Agent.

(3) Seller shall, within the time specified in **paragraph 3N(1)**, provide "Supplemental Disclosures" as follows: **(i)** unless exempt from the obligation to provide a TDS, complete a Seller Property Questionnaire (C.A.R. Form SPQ) by answering all questions and Signing and Delivering a Copy to Buyer; or **(ii)** if exempt from the obligation to provide a TDS, complete either an Exempt Seller Disclosure (C.A.R. Form ESD) or Seller Property Questionnaire (C.A.R. Form SPQ) by answering all questions and Signing and Delivering a Copy to Buyer.

(4) In the event Seller or Seller's Agent, prior to Close Of Escrow, becomes aware of adverse conditions materially affecting the Property, or any material inaccuracy in disclosures, information or representations previously provided to Buyer under this paragraph, Seller shall, in writing, promptly provide a subsequent or amended TDS, Seller Property Questionnaire or other document, in writing, covering those items. Any such document shall be deemed an amendment to the TDS or SPQ. **However, a subsequent or amended disclosure shall not be required for conditions and material inaccuracies of which Buyer is otherwise aware, or which are discovered by Buyer or disclosed in reports or documents provided to or ordered and paid for by Buyer.**

B. LEAD DISCLOSURES:

(1) Seller shall, within the time specified in **paragraph 3N(1)**, for any residential property built before January 1, 1978, unless exempted by Law, Deliver to Buyer a fully completed Federal Lead-Based Paint Disclosures (C.A.R. Form LPD) and pamphlet ("Lead Disclosures").

(2) Buyer shall, within the time specified in **paragraph 3L(3)**, have the opportunity to conduct a risk assessment or to inspect for the presence of lead-based paint hazards.

C. HOME FIRE HARDENING DISCLOSURE AND ADVISORY: For any transaction where a TDS is required, the property is located in a high or very high fire hazard severity zone, and the home was constructed before January 1, 2010 , Seller shall, within the time specified in **paragraph 3N(1)**, Deliver to Buyer: **(i)** a home hardening disclosure required by law; and **(ii)** a statement of features on the Property of which Seller is aware that may make the home vulnerable to wildfire and flying embers; **(iii)** a list of possible low cost fire hardening retrofits identifying which ones Seller has completed; and **(iv)** a final inspection report regarding compliance with home fire hardening if one was prepared pursuant to Government Code § 51182 (C.A.R. Form FHDS).

D. DEFENSIBLE SPACE DISCLOSURE AND ADDENDUM: For any transaction in which a TDS is required and the property is located in a high or very high fire hazard severity zone, Seller shall, within the time specified in **paragraph 3N(1)**, Deliver to Buyer **(i)** a disclosure of whether the Property is in compliance with any applicable defensible space laws designed to protect a structure on the Property from fire; and **(ii)** an addendum allocating responsibility for compliance with any such defensible space law (C.A.R. Form FHDS).

E. ELECTRICAL SYSTEM INSPECTION ADVICE DISCLOSURE: For any transaction in which a TDS is required, Seller advises the Buyer as follows: "In a purchase of real property, it may be advisable to obtain an inspection by a qualified professional of the electrical system(s) of any buildings, including, but not limited to, the main service panel, the subpanel(s), and wiring. Substandard, recalled, or faulty wiring may cause a fire risk and may make it difficult to obtain property insurance. Limited electrical capacity may make it difficult to support future electrical additions to the building(s), such as solar generation, electric space heating, electric water heating, or electric vehicle charging equipment."

F. WAIVER PROHIBITED: Waiver of Statutory, Lead, and other Disclosures in **paragraphs 11A(1)**, **11B**, **11C**, **11D** and **11E** are prohibited by Law.

G. RETURN OF SIGNED COPIES: Buyer shall, within the time specified in **paragraph 3L(5)** OR **5 Days** after Delivery of any disclosures specified in paragraphs **11A**, **B**, **C**, or **D**, and defensible space addendum in **paragraph 11D**, whichever is later, return Signed Copies of the disclosures, and if applicable, addendum, to Seller.

H. TERMINATION RIGHTS:

(1) **Statutory and Other Disclosures:** If any disclosure specified in paragraphs **11A**, **B**, **C**, **D**, or **E**, or subsequent or amended disclosure to those just specified, is Delivered to Buyer after the offer is Signed, Buyer shall have the right to terminate this Agreement within **3 Days** after Delivery in person, or **5 Days** after Delivery by deposit in the mail, or by an electronic record or email satisfying the Uniform Electronic Transactions Act (UETA), by giving written notice of rescission to Seller or Seller's Authorized Agent. If Buyer does not rescind within this time period, Buyer has been deemed to have approved the disclosure and shall not have the right to cancel.

(2) **Defensible Space Compliance:** If, by the time specified in **paragraph 11G**, Buyer does not agree to the terms regarding defensible space compliance Delivered by Seller, as indicated by mutual signatures on the FHDS, then Seller, after first Delivering a Notice to Buyer to Perform, may cancel this Agreement.

I. WITHHOLDING TAXES: Buyer and Seller hereby instruct Escrow Holder to withhold the applicable required amounts to comply with federal and California withholding Laws and forward such amounts to the Internal Revenue Service and Franchise Tax Board, respectively. However, no federal withholding is required if, prior to Close Of Escrow, Seller Delivers **(i)** to Buyer and Escrow Holder a fully completed affidavit (C.A.R. Form AS) sufficient to avoid withholding pursuant to federal withholding Law (FIRPTA); **OR (ii)** to a qualified substitute (usually a title company or an independent escrow company) a fully completed affidavit (C.A.R. Form AS) sufficient to avoid withholding pursuant to federal withholding Law AND the qualified substitute Delivers to Buyer and Escrow Holder an affidavit signed under penalty of perjury (C.A.R. Form QS) that the qualified substitute has received the fully completed Seller's affidavit and the Seller states that no federal withholding is required; **OR (iii)** to Buyer other documentation satisfying the requirements under Internal Revenue Code § 1445 (FIRPTA). No withholding is required under California Law if, prior to Close Of Escrow, Escrow Holder has received sufficient documentation from Seller that no withholding is required, and Buyer has been informed by Escrow Holder.

J. MEGAN'S LAW DATABASE DISCLOSURE: Notice: Pursuant to § 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at **www.meganslaw.ca.gov.** Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides. (Neither Seller nor Agent are required to check this website. If Buyer wants further information, Agent recommends that Buyer obtain information from this website during Buyer's investigation contingency period. Agents do not have expertise in this area.)

K. NOTICE REGARDING GAS AND HAZARDOUS LIQUID TRANSMISSION PIPELINES: This notice is being provided simply to inform you that information about the general location of gas and hazardous liquid transmission pipelines is available to the public via the National Pipeline Mapping System (NPMS) Internet Web site maintained by the United States Department of Transportation at **http://www.npms.phmsa.dot.gov/**. To seek further information about possible transmission pipelines near the Property, you may contact your local gas utility or other pipeline operators in the area. Contact information for pipeline operators is searchable by ZIP Code and county on the NPMS Internet Website. (Neither Seller nor Agent are required to check this website. If Buyer wants further information, Agent recommends that Buyer obtain information from this website during Buyer's investigation contingency period. Agents do not have expertise in this area.)

L. NATURAL AND ENVIRONMENTAL HAZARDS: Seller shall, within the time specified in **paragraph 3N(1)**, if required by Law: **(i)** Deliver to Buyer the earthquake guide and environmental hazards booklet, and for all residential property with 1-4 units and any manufactured or mobile home built before January 1, 1960, fully complete and Deliver the Residential Earthquake Risk Disclosure Statement; and **(ii)** even if exempt from the obligation to provide a NHD, disclose if the Property is located in a Special Flood Hazard Area; Potential Flooding (Inundation) Area; Very High Fire Hazard Zone; State Fire Responsibility Area; Earthquake Fault Zone; Seismic Hazard Zone; and **(iii)** disclose any other zone as required by Law and provide any other information required for those zones.

M. CONDOMINIUM/PLANNED DEVELOPMENT DISCLOSURES:

(1) Seller shall, within the time specified in **paragraph 3N(1)**, disclose to Buyer whether the Property is a condominium or is located in a planned development, other common interest development, or otherwise subject to covenants, conditions, and restrictions (C.A.R. Form SPQ or ESD).

(2) If the Property is a condominium or is located in a planned development or other common interest development with a HOA, Seller shall, within the time specified in **paragraph 3N(3)**, order from, and pay any required fee as specified in **paragraph 3Q(12)** for the following items to the HOA (C.A.R. Form HOA-IR), unless Seller has otherwise Delivered to Buyer the most current version of any such document: **(i)** Copies of any documents required by Law (C.A.R. Form HOA-RS); **(ii)** disclosure of any pending or anticipated claim or litigation by or against the HOA; **(iii)** a statement containing the location and number of designated parking and storage spaces; **(iv)** Copies of the most recent 12 months of HOA minutes for regular and special meetings; **(v)** the names and contact information of all HOAs governing the Property; **(vi)** pet restrictions; and **(vii)** smoking restrictions ("CI Disclosures"). Seller shall itemize and Deliver to Buyer all CI Disclosures received from the HOA and any CI Disclosures in Seller's possession. Seller shall, as directed by Escrow Holder, deposit funds into escrow or direct to HOA or management company to pay for any of the above.

N. SOLAR POWER SYSTEMS: For properties with any solar panels or solar power systems, Seller shall, within the time specified in **paragraph 3N(1)**, Deliver to Buyer all known information about the solar panels or solar power system. Seller shall use the Solar Advisory and Questionnaire (C.A.R. Form SOLAR).

O. SEPTIC TANK, WELL, PROPANE TANK: For properties with any septic tank system(s), or well(s), or propane tank(s), Seller shall, within the time specified in **paragraph 3N(1)**, Deliver to Buyer all known information about such system(s) and/or item(s). Seller shall use the Septic, Well, and Propane Tank Questionnaire (C.A.R. Form SWPI-Q).

P. BALCONIES, EXTERIOR STAIRWAYS AND OTHER ELEVATED ELEMENTS: For properties with any building containing 3 or more dwelling units with elevated balconies, stairways or other elements, Seller shall, within the time specified in **paragraph 3N(1)**, Deliver to Buyer the Wooden Balcony and Stairs Addendum (C.A.R. Form WBSA) and comply with its terms.

Q. KNOWN MATERIAL FACTS: Seller shall, within the time specified in **paragraph 3N(1)**, DISCLOSE KNOWN MATERIAL FACTS AND DEFECTS affecting the Property, including, but not limited to, known insurance claims within the past five years, or provide Buyer with permission to contact insurer to get such information (C.A.R. Form ARC), and make any and all other disclosures required by Law.

12. BUYER'S INVESTIGATION OF PROPERTY AND MATTERS AFFECTING PROPERTY:

A. Buyer shall, within the time specified in **paragraph 3L(3)**, have the right, at Buyer's expense unless Otherwise Agreed, to conduct inspections, investigations, tests, surveys and other studies ("Buyer Investigations").

B. Buyer Investigations include, but are not limited to:

(1) Inspections regarding any physical attributes of the Property or items connected to the Property, such as:

(A) A general home inspection.

(B) An inspection for lead-based paint and other lead-based paint hazards.

(C) An inspection specifically for wood destroying pests and organisms. Any inspection for wood destroying pests and organisms shall be prepared by a registered Structural Pest Control company; shall cover the main building and attached structures; may cover detached structures; shall NOT include water tests of shower pans on upper level units unless the owners of property below the shower consent; shall NOT include roof coverings; and, if the Property is a unit in a condominium or other common interest subdivision, the inspection shall include only the separate interest and any exclusive-use areas being transferred, and shall NOT include common areas; and shall include a report ("Pest Control Report") showing the findings of the company which shall be separated into sections for evident infestation or infections (Section 1) and for conditions likely to lead to infestation or infection (Section 2).

(D) Any other specific inspections of the physical condition of the land and improvements.

(2) Investigation of any other matter affecting the Property, other than those that are specified as separate contingencies. Buyer Investigations do not include, among other things, an assessment of the availability and cost of general homeowner's insurance, flood insurance, and fire insurance. See, Buyer's Investigation Advisory (C.A.R. Form BIA) for more.

C. Without Seller's prior written consent, Buyer shall neither make nor cause to be made: **(i)** invasive or destructive Buyer Investigations, except for minimally invasive testing required to prepare a Pest Control Report, which shall not include any holes or drilling through stucco or similar material; or **(ii)** inspections by any governmental building or zoning inspector or government employee, unless required by Law.

D. Seller shall make the Property available for all Buyer Investigations. Seller is not obligated to move any existing personal property. Seller shall have water, gas, electricity and all operable pilot lights on for Buyer's Investigations and through the date possession is delivered to Buyer. Buyer shall, **(i)** by the time specified in **paragraph 3L(3)**, complete Buyer Investigations and satisfy themselves as to the condition of the Property, and either remove the contingency or cancel this Agreement, and **(ii)** by the time specified in **paragraph 3L(3)** or **3 Days** after receipt of any Investigation report, whichever is later, give Seller at no cost, complete Copies of all such reports obtained by Buyer, which obligation shall survive the termination of this Agreement. This Delivery of Investigation reports shall not include any appraisal, except an appraisal received in connection with an FHA or VA loan, which Buyer shall Deliver to Seller at the earlier of: **(i)** removal of all Buyer's contingencies; or **(ii)** cancellation of this Agreement.

E. Buyer indemnity and Seller protection for entry upon the Property: Buyer shall: **(i)** keep the Property free and clear of liens; **(ii)** repair all damage arising from Buyer Investigations; and **(iii)** indemnify and hold Seller harmless from all resulting liability, claims, demands, damages and costs. Buyer shall carry, or Buyer shall require anyone acting on Buyer's behalf to carry, policies of liability, workers' compensation and other applicable insurance, defending and protecting Seller from liability for any injuries to persons or property occurring during any Buyer Investigations or work done on the Property at Buyer's direction prior to Close Of Escrow. Seller is advised that certain protections may be afforded Seller by recording a "Notice of Non-Responsibility" (C.A.R. Form NNR) for Buyer Investigations and work done on the Property at Buyer's direction. Buyer's obligations under this paragraph shall survive the termination of this Agreement.

13. TITLE AND VESTING:

A. **PRELIMINARY REPORT:** Buyer shall, within the time specified in **paragraph 3N(1)**, be provided a current Preliminary Report by the person responsible for paying for the title report in **paragraph 3Q(8)**. If Buyer is responsible for paying, Buyer shall act diligently and in good faith to obtain such Preliminary Report within the time specified. The Preliminary Report is only an offer by the title insurer to issue a policy of title insurance and may not contain every item affecting title. The company providing the Preliminary Report shall, prior to issuing a Preliminary Report, conduct a search of the General Index for all Sellers except banks or other institutional lenders selling properties they acquired through foreclosure (REOs), corporations, and government entities.

B. **CONDITION OF TITLE:** Title is taken in its present condition subject to all encumbrances, easements, covenants, conditions, restrictions, rights and other matters, whether of record or not, as of the date of Acceptance except for: **(i)** monetary liens of record unless Buyer is assuming those obligations or taking the Property subject to those obligations; and **(ii)** those matters which Seller has agreed to remove in writing. For any lien or matter not being transferred upon sale, Seller will take necessary action to deliver title free and clear of such lien or matter.

C. **DISCLOSURE TO BUYER:** Seller shall, within the time specified in **paragraph 3N(1)**, disclose to Buyer all matters known to Seller affecting title, whether of record or not.

D. **SELLER DELIVERY OF INFORMATION:** Seller shall, within **7 Days** after request, give Escrow Holder necessary information to clear title.

E. **DEED AND VESTING:** Buyer shall, after Close Of Escrow, receive a recorded grant deed or any other conveyance document required to convey title (or, for stock cooperative or long-term lease, an assignment of stock certificate or of Seller's leasehold interest), including oil, mineral and water rights if currently owned by Seller. Title shall vest as designated in Buyer's vesting instructions. The recording document shall contain Buyer's post-closing mailing address to enable Buyer's receipt of the recorded conveyance document from the County Recorder. THE MANNER OF TAKING TITLE MAY HAVE SIGNIFICANT LEGAL AND TAX CONSEQUENCES. CONSULT AN APPROPRIATE PROFESSIONAL.

F. **TITLE INSURANCE POLICY:** Buyer shall receive an "ALTA Homeowner's Policy of Title Insurance" or equivalent policy of title insurance, if applicable to the type of property and buyer. Escrow Holder shall request this policy. If a ALTA Homeowner's Policy of Title Insurance is not offered, Buyer shall receive a CLTA Standard Coverage policy unless Buyer has chosen another policy and instructed Escrow Holder in writing of the policy chosen and agreed to pay any increase in cost. Buyer should consult with the Title Company about the availability, and difference in coverage, and cost, if any, between an ALTA Homeowner's Policy and a CLTA Standard Coverage policy and other title policies and endorsements. Buyer should receive notice from the Title Company on its Preliminary (Title) Report of the type of coverage offered. If Buyer is not notified on the Preliminary (Title) Report or is not satisfied with the policy offered, and Buyer nonetheless removes the contingency for Review of the Preliminary Report, Buyer will receive the policy as specified in this paragraph.

14. TIME PERIODS; REMOVAL OF CONTINGENCIES; CANCELLATION RIGHTS: The following time periods may only be extended, altered, modified or changed by mutual written agreement. Any removal of contingencies or cancellation under this paragraph by either Buyer or Seller must be exercised in good faith and in writing (C.A.R. Form CR-B, CR-S or CC).

A. **SELLER DELIVERY OF DOCUMENTS:** Seller shall, within the time specified in **paragraph 3N(1)**, Deliver to Buyer all reports, disclosures and information ("Reports") for which Seller is responsible to provide to Buyer as specified in **paragraphs 7A, 9B(6), 10, 11A, 11B, 11C, 11D, 11I, 11L, 11M, 11N, 11O, 11P, 13A, 13C, 24, and, if applicable and unless Otherwise Agreed, Reports Seller is obligated to provide under C.A.R. Form SWPI-C.**

B. **BUYER REVIEW OF DOCUMENTS; REPAIR REQUEST; CONTINGENCY REMOVAL OR CANCELLATION**

(1) Buyer has the time specified in **paragraph 3** to: **(i)** perform Buyer Investigations; review all disclosures, Reports, lease documents to be assumed by Buyer pursuant to **paragraph 9B(6)**, and other applicable information, which Buyer receives from Seller; and approve all matters affecting the Property; and **(ii)** Deliver to Seller Signed Copies of Statutory and Other Disclosures Delivered by Seller in accordance with **paragraph 11**.

(2) Buyer may, within the time specified in **paragraph 3L(3)**, request that Seller make repairs or take any other action regarding the Property (C.A.R. Form RR). Seller has no obligation to agree to or respond to Buyer's requests (C.A.R. Form RR or RRRR). If Seller does not agree or does not respond, Buyer is not contractually entitled to have the repairs or other requests made and may only cancel based on contingencies in this Agreement.

(3) Buyer shall, by the end of the times specified in **paragraph 3L** (or as Otherwise Agreed), Deliver to Seller a removal of the applicable contingency or cancellation of this Agreement (C.A.R. Form CR-B or CC). Buyer is advised not to remove contingencies related to review of documents until after the documents have been Delivered. If Delivery of any Report occurs after a contractual contingency pertaining to that Report has already been waived or removed, the Delivery of the Report does not revive the contingency but there may be a right to terminate for a subsequent or amended disclosure under **paragraph 11H**.

(4) **Continuation of Contingency:** Even after the end of the time specified in **paragraph 3L** and before Seller cancels, if at all, pursuant to **paragraph 14C**, Buyer retains the right, in writing, to either **(i)** remove remaining contingencies, or **(ii)** cancel this Agreement based on a remaining contingency. Once Buyer's written removal of contingency is Delivered to Seller before Seller cancels, Seller may not cancel this Agreement based on that contingency pursuant to **paragraph 14C(1)**.

C. **SELLER RIGHT TO CANCEL: (must be done in writing and signed by Seller)**

(1) **SELLER RIGHT TO CANCEL; BUYER CONTINGENCIES:** If, by the time specified in this Agreement, Buyer does not Deliver to Seller a removal of the applicable contingency or cancellation of this Agreement, then Seller, after first Delivering to Buyer a Notice to Buyer to Perform (C.A.R. Form NBP), may cancel this Agreement. In such event, Seller shall authorize the return of Buyer's deposit, except for fees incurred by Buyer.

(2) **SELLER RIGHT TO CANCEL; BUYER CONTRACT OBLIGATIONS:** Seller, after first Delivering to Buyer a Notice to Buyer to Perform, may cancel this Agreement if, by the time specified in this Agreement, Buyer does not take the following action(s): **(i)** Deposit funds as required by **paragraph 3D(1)** or **3D(2)** or if the funds deposited pursuant to **paragraph 3D(1)** or **3D(2)** are not good when deposited; **(ii)** Deliver updated contact information for Buyer's lender(s) as required by **paragraph 5C(3)**; **(iii)** Deliver a notice of FHA or VA costs or terms, if any, as specified by **paragraph 5C(4)** (C.A.R. Form RR); **(iv)** Deliver verification, or a satisfactory verification if Seller reasonably disapproves of the verification already provided, as required by **paragraph 5B** or **6A**; **(v)** Deliver a letter as required by **paragraph 6B**; **(vi)** In writing assume or accept leases or liens specified in **paragraph 8H**; **(vii)** Return Statutory and Other Disclosures as required by **paragraph 11G**; **(viii)** Cooperate with the Reporting Person's effort to collect information as required by **paragraph 19D**; **(ix)** Provide evidence of authority to Sign in a representative capacity as specified in **paragraph 24**; **(x)** Sign or initial a separate liquidated damages form for an increased deposit as required by **paragraph 29**; or **(xi)** Perform any additional Buyer contractual obligation(s) included in this Agreement. In such event, Seller shall authorize the return of Buyer's deposit, except for fees incurred by Buyer and other expenses already paid by Escrow Holder pursuant to this Agreement prior to Seller's cancellation.

(3) **SELLER RIGHT TO CANCEL; SELLER CONTINGENCIES:** Seller may cancel this Agreement by good faith exercise of any Seller contingency included in this Agreement, or Otherwise Agreed, so long as that contingency has not already been removed or waived in writing.

D. **BUYER RIGHT TO CANCEL: (must be done in writing and signed by Buyer)**

(1) **BUYER RIGHT TO CANCEL; SELLER CONTINGENCIES:** If, by the time specified in this Agreement, Seller does not Deliver to Buyer a removal of the applicable contingency or cancellation of this Agreement, then Buyer, after first Delivering to Seller a Notice to Seller to Perform (C.A.R. Form NSP), may cancel this Agreement. In such event, Seller shall authorize the return of Buyer's deposit, except for fees incurred by Buyer and other expenses already paid by Escrow Holder pursuant to this Agreement prior to Buyer's cancellation.

(2) **BUYER RIGHT TO CANCEL; SELLER CONTRACT OBLIGATIONS:** If, by the time specified, Seller has not Delivered any item specified in **paragraph 3N(1)** or Seller has not performed any Seller contractual obligation included in this Agreement by the time specified, Buyer, after first Delivering to Seller a Notice to Seller to Perform, may cancel this Agreement.

(3) **BUYER RIGHT TO CANCEL; BUYER CONTINGENCIES:** Buyer may cancel this Agreement by good faith exercise of any Buyer contingency included in **paragraph 8**, or Otherwise Agreed, so long as that contingency has not already been removed in writing.

E. **NOTICE TO BUYER OR SELLER TO PERFORM:** The Notice to Buyer to Perform or Notice to Seller to Perform shall: **(i)** be in writing; **(ii)** be Signed by the applicable Buyer or Seller; and (iii) give the other Party at least **2 Days** after Delivery (or until the time specified in the applicable paragraph, whichever occurs last) to take the applicable action. A Notice to Buyer to Perform or Notice to Seller to Perform may not be Delivered any earlier than **2 Days** prior to the Scheduled Performance Day to remove a contingency or cancel this Agreement or meet an obligation specified in **paragraph 14**, except for Close of Escrow which shall be Delivered under the terms of **paragraph 14G**, whether or not the Scheduled Performance Day falls on a Saturday, Sunday or legal holiday. If a Notice to Buyer to Perform or Notice to Seller to Perform is incorrectly Delivered or specifies a time less than the agreed time, the notice shall be deemed invalid and void. However, if the notice is for multiple items, the notice shall be valid for all contingencies and contractual actions for which the Delivery of the notice is within the time permitted in the Agreement and void as to the others. Seller or Buyer shall be required to Deliver a new Notice to Buyer to Perform or Notice to Seller to Perform with the specified timeframe.

F. **EFFECT OF REMOVAL OF CONTINGENCIES:**

(1) **REMOVAL OF BUYER CONTINGENCIES:** If Buyer removes any contingency or cancellation rights, unless Otherwise Agreed, Buyer shall conclusively be deemed to have: **(i)** completed all Buyer Investigations, and review of Reports and other applicable information and disclosures pertaining to that contingency or cancellation right; **(ii)** elected to proceed with the transaction; and **(iii)** assumed all liability, responsibility and expense for the non-delivery of any Reports, disclosures or information outside of Seller's control and for any Repairs or corrections pertaining to that contingency or cancellation right, or for the inability to obtain financing.

(2) **REMOVAL OF SELLER CONTINGENCIES:** If Seller removes any contingency or cancellation rights, unless Otherwise Agreed, Seller shall conclusively be deemed to have: **(i)** satisfied themselves regarding such contingency, **(ii)** elected to proceed with the transaction; and **(iii)** given up any right to cancel this Agreement based on such contingency.

G. **DEMAND TO CLOSE ESCROW:** Before Buyer or Seller may cancel this Agreement for failure of the other Party to close escrow pursuant to this Agreement, Buyer or Seller must first Deliver to the other Party a Demand to Close Escrow (C.A.R. Form DCE). The DCE shall: **(i)** be Signed by the applicable Buyer or Seller; and **(ii)** give the other Party at least **3 Days** after Delivery to close escrow. A DCE may not be Delivered any earlier than **3 Days** prior to the Scheduled Performance Day for the Close Of Escrow. If a DCE is incorrectly Delivered or specifies a time less than the above timeframe, the DCE shall be deemed invalid and void, and Seller or Buyer shall be required to Deliver a new DCE. After the DCE period has lapsed, any subsequent cancellation must be Delivered in writing and signed by the Party cancelling the Agreement. If Seller cancels based on DCE and Buyer still has a contingency, Seller shall authorize the return of Buyer's deposit except for fees incurred by Buyer and other expenses already paid by Escrow Holder pursuant to this Agreement prior to Seller's cancellation, provided Buyer is acting in good faith to satisfy the contingency.

H. **EFFECT OF CANCELLATION ON DEPOSITS:** If Buyer or Seller gives written notice of cancellation pursuant to rights duly exercised under the terms of this Agreement, the Parties agree to Sign and Deliver mutual instructions to cancel the sale and escrow and release deposits, if any, to the Party entitled to the funds, less **(i)** fees and costs paid by Escrow Holder on behalf of that Party, if required by this Agreement; and **(ii)** any escrow fee charged to that party. Fees and costs may be payable to service providers and vendors for services and products provided during escrow. **A release of funds will require mutual Signed release instructions from the Parties, judicial decision or arbitration award. A Party may be subject to a civil penalty of up to $1,000 for refusal to Sign cancellation instructions if no good faith dispute exists as to which Party is entitled to the deposited funds (Civil Code § 1057.3). Note: Neither Agents nor Escrow Holder are qualified to provide any opinion on whether either Party has acted in good faith or which Party is entitled to the deposited funds. Buyer and Seller are advised to seek the advice of a qualified California real estate attorney regarding this matter.**

15. **REPAIRS:** Repairs shall be completed prior to final verification of condition unless Otherwise Agreed. Repairs to be performed at Seller's expense may be performed by Seller or through others, provided that the work complies with applicable Law, including governmental permit, inspection and approval requirements. Repairs shall be performed in a good, skillful manner with materials of quality and appearance comparable to existing materials. Buyer acknowledges that exact restoration of appearance or cosmetic items following all Repairs may not be possible. Seller shall: **(i)** obtain invoices and paid receipts for Repairs performed by others; **(ii)** prepare a written statement indicating the Repairs performed by Seller and the date of such Repairs; and **(iii)** provide Copies of invoices and paid receipts and statements to Buyer prior to final verification of condition.

16. **FINAL VERIFICATION OF CONDITION:** Buyer shall have the right to make a final verification of the Property condition within the time specified in **paragraph 3J**, NOT AS A CONTINGENCY OF THE SALE, but solely to confirm: **(i)** the Property is maintained pursuant to **paragraph 7B**; **(ii)** Repairs have been completed as agreed; and **(iii)** Seller has complied with Seller's other obligations under this Agreement (C.A.R. Form VP).

17. **PRORATIONS OF PROPERTY TAXES AND OTHER ITEMS:** Unless Otherwise Agreed, the following items shall be PAID CURRENT and prorated between Buyer and Seller as of Close Of Escrow: real property taxes and assessments, interest, Seller rental payments to third parties, HOA regular assessments due prior to Close Of Escrow, premiums on insurance assumed by Buyer, payments on bonds and assessments assumed by Buyer, and payments on Mello-Roos and other Special Assessment District bonds and assessments that are now a lien. Seller shall pay any HOA special or emergency assessments due prior to Close Of Escrow. The following items shall be assumed by Buyer WITHOUT CREDIT toward the purchase price: prorated payments on Mello-Roos and other Special Assessment District bonds and assessments and HOA special or emergency assessments that are due after Close Of Escrow. Property will be reassessed upon change of ownership. Any supplemental tax bills delivered to Escrow Holder prior to closing shall be prorated and paid as follows: **(i)** for periods after Close Of Escrow, by Buyer; and **(ii)** for periods prior to Close Of Escrow, by Seller (see C.A.R. Form SPT or SBSA for further information). Seller agrees all service fees, maintenance costs and utility bills will be paid current up and through the date of Close Of Escrow. TAX BILLS AND UTILITY BILLS ISSUED AFTER CLOSE OF ESCROW SHALL BE HANDLED DIRECTLY BETWEEN BUYER AND SELLER. Prorations shall be made based on a 30-day month.

18. BROKERS AND AGENTS:

A. COMPENSATION:

(1) **Broker Compensation:** Seller or Buyer, or both, as applicable, agree to pay compensation to Broker as specified in a separate written agreement between Broker and that Seller or Buyer. The amount of compensation, if a percentage, will be based on the final purchase price. Buyer is advised that Buyer's Broker should not receive compensation from any source in excess of the amount in the buyer representation agreement. Compensation is payable upon Close Of Escrow, or if escrow does not close, as otherwise specified in the agreement between Broker and that Seller or Buyer.

(2) **Third party beneficiary:** Seller acknowledges and agrees that Buyer's Broker is a third-party beneficiary of this Agreement and may pursue Seller for failure to pay the amount specified in this Agreement.

B. SCOPE OF DUTY: Buyer and Seller acknowledge and agree that Agent: **(i)** Does not decide what price Buyer should pay or Seller should accept; **(ii)** Does not guarantee the condition of the Property; **(iii)** Does not guarantee the performance, adequacy or completeness of inspections, services, products or repairs provided or made by Seller or others; **(iv)** Does not have an obligation to conduct an inspection of common areas or areas off the site of the Property; **(v)** Shall not be responsible for identifying defects on the Property, in common areas, or offsite unless such defects are visually observable by an inspection of reasonably accessible areas of the Property or are known to Agent; **(vi)** Shall not be responsible for inspecting public records or permits concerning the title or use of Property; **(vii)** Shall not be responsible for identifying the location of boundary lines or other items affecting title; **(viii)** Shall not be responsible for verifying square footage, representations of others or information contained in Investigation reports, Multiple Listing Service, advertisements, flyers or other promotional material; **(ix)** Shall not be responsible for determining the fair market value of the Property or any personal property included in the sale; **(x)** Shall not be responsible for providing legal or tax advice regarding any aspect of a transaction entered into by Buyer or Seller; and **(xi)** Shall not be responsible for providing other advice or information that exceeds the knowledge, education and experience required to perform real estate licensed activity. Buyer and Seller agree to seek legal, tax, insurance, title and other desired assistance from appropriate professionals.

19. JOINT ESCROW INSTRUCTIONS TO ESCROW HOLDER:

A. ESCROW INSTRUCTION PARAGRAPHS: The following paragraphs, or applicable portions thereof, of this Agreement constitute the joint escrow instructions of Buyer and Seller to Escrow Holder, which Escrow Holder is to use along with any related counter offers and addenda, and any additional mutual instructions to close the escrow: **paragraphs 1, 3A, 3B, 3D-G, 3N(2), 3Q, 3R, 4A, 4B, 5A(1-2) 5D, 5E, 10B(2)(A), 10B(3), 10C, 11I, 11M(2), 13 (except 13C), 14H, 17, 18A, 19, 23, 24, 25, 28, 32,** and **33.** The terms and conditions of this Agreement not set forth in the specified paragraphs are additional matters for the information of Escrow Holder, but about which Escrow Holder need not be concerned.

B. ESCROW HOLDER GENERAL PROVISIONS: Buyer and Seller will receive Escrow Holder's general provisions, if any, directly from Escrow Holder. To the extent the general provisions are inconsistent or conflict with this Agreement, the general provisions will control as to the duties and obligations of Escrow Holder only. Buyer and Seller shall Sign and return Escrow Holder's general provisions or supplemental instructions within the time specified in **paragraph 3N(2)**. Buyer and Seller shall execute additional instructions, documents and forms provided by Escrow Holder that are reasonably necessary to close the escrow and, as directed by Escrow Holder, within **3 Days,** shall pay to Escrow Holder or HOA or HOA management company or others any fee required by **paragraphs 3, 8, 10, 11,** or elsewhere in this Agreement.

C. COPIES; STATEMENT OF INFORMATION; TAX WITHHOLDING INSTRUCTIONS: A Copy of this Agreement including any counter offer(s) and addenda shall be delivered to Escrow Holder within **3 Days** after **Acceptance**. Buyer and Seller authorize Escrow Holder to accept and rely on Copies and Signatures as defined in this Agreement as originals, to open escrow and for other purposes of escrow. The validity of this Agreement as between Buyer and Seller is not affected by whether or when Escrow Holder Signs this Agreement. Escrow Holder shall provide Seller's Statement of Information to Title Company when received from Seller, if a separate company is providing title insurance. If Seller delivers an affidavit to Escrow Holder to satisfy Seller's FIRPTA obligation under **paragraph 11I**, Escrow Holder shall deliver to Buyer, Buyer's Agent, and Seller's Agent a Qualified Substitute statement that complies with federal Law. If Escrow Holder's Qualified Substitute statement does not comply with federal law, the Parties instruct escrow to withhold all applicable required amounts under **paragraph 11I.**

D. FEDERAL RESIDENTIAL REAL ESTATE REPORTING:

(1) **REPORTING RULE:** If in force, pursuant to rules issued by the Financial Crimes Enforcement Network ("FinCEN") of the U.S. Department of the Treasury ("Treasury"), a "Reporting Person" (typically the escrow or title company responsible for closing) is required to report to FinCEN certain information about the Buyer and Seller if the following conditions occur: **(i)** The property being purchased is real property with one to four residential units, or vacant land for which the transferee intends to build residential real property with one to four units, or shares in a cooperative housing corporation; **(ii)** the buyer is a legal entity or trust; and (iii) the buyer is making an "all-cash" purchase or financing the purchase through a lender that does not have an independent reporting obligation, such as a hard-money lender or seller financing.

(2) **CONTRACTUAL REQUIREMENTS:**

(A) The Reporting Person may request data from Buyer and Seller even if the reporting requirements are being legally challenged. Buyer and Seller shall, within **7 Days** after receiving a request for FinCEN information from the Reporting Person for the transaction, deliver to the Reporting Person all necessary information to satisfy the reporting requirements.
Buyer to pay for any charge made by the Reporting Person for such collection, and if applicable, reporting;

(B) Buyer and Seller agree to make a good faith effort to acquire such information from any entity, beneficial owner, trustee or signing party that is not Buyer or Seller;

(C) If the Reporting Person notifies a Buyer or Seller that the other has failed to provide such information, the performing Buyer or Seller may cancel after first giving the non-performing Buyer or Seller a notice to perform. Any Buyer or Seller who fails to provide the requested information for themselves may be in breach of contract.

(3) **ESCROW COMPLIANCE:** Buyer and Seller are advised that the Reporting Person is authorized not to close escrow if the requested information is not provided in full, regardless of whether due from Buyer or Seller or another person on their behalf.

E. BROKER COMPENSATION:

(1) **PAYMENT:** Agents are not a party to the escrow, except for Brokers for the sole purpose of compensation pursuant to **paragraph 18A**. If a Copy of the separate compensation agreement(s), including if applicable **paragraph 3G(3)** of this Agreement, is deposited with Escrow Holder by Agent, Escrow Holder shall accept such agreement(s) and pay out from Buyer's or Seller's funds, or both, as applicable, the Broker's compensation provided for in such agreement(s). Buyer's obligation to pay Buyer's Broker shall be offset by any amount that Seller pays Buyer's Broker. Buyer and Seller irrevocably assign to Brokers compensation specified in **paragraph 18A**, and irrevocably instruct Escrow Holder to disburse those funds to Brokers at Close Of Escrow or pursuant to any other mutually executed cancellation agreement. Compensation instructions can be amended or revoked only with the written consent of Brokers. Buyer and Seller shall release and hold harmless Escrow Holder from any liability resulting from Escrow Holder's payment to Broker(s) of compensation pursuant to this Agreement.

(2) **COMPENSATION DISCLOSURE:** Escrow Holder shall provide to Buyer a closing statement or other written documentation disclosing the amount of compensation paid to Buyer's Broker. Escrow Holder shall provide to Seller a closing statement or other written documentation disclosing: **(i)** the amount of compensation paid to Seller's Broker; and **(ii)** if applicable pursuant to **paragraph 3G(3)** or other mutual instruction of the parties, the amount paid by Seller for Buyer's Broker compensation. Escrow Holder's obligation pursuant to **paragraph 19E**, is not intended to alter any preexisting practice of Escrow Holder to issue, as applicable, joint or separate closing statements. Escrow Holder's obligation pursuant to **paragraph 19E** is independent of, but may be satisfied by, any closing statement mandated by Buyer's lender.

F. INVOICES: Buyer and Seller acknowledge that Escrow Holder may require invoices for expenses under this Agreement. Buyer and Seller, upon request by Escrow Holder, within **3 Days** or within a sufficient time to close escrow, whichever is sooner, shall provide any such invoices to Escrow Holder.

G. VERIFICATION OF DEPOSIT: Upon receipt, Escrow Holder shall provide Buyer, Seller, and each Agent verification of Buyer's deposit of funds pursuant to **paragraph 5A(1) and** C.A.R. Form IDA. Once Escrow Holder becomes aware of any of the following, Escrow Holder shall immediately notify each Agent: **(i)** if Buyer's initial or any additional deposit or down payment is not made pursuant to this Agreement, or is not good at time of deposit with Escrow Holder; or **(ii)** if Buyer and Seller instruct Escrow Holder to cancel escrow.

H. DELIVERY OF AMENDMENTS: A Copy of any amendment that affects any paragraph of this Agreement for which Escrow Holder is responsible shall be delivered to Escrow Holder within **3 Days** after mutual execution of the amendment.

20. SELECTION OF SERVICE PROVIDERS: Agents do not guarantee the performance of any vendors, service or product providers ("Providers"), whether referred by Agent or selected by Buyer, Seller or other person. Buyer and Seller may select ANY Providers of their own choosing.

21. MULTIPLE LISTING SERVICE ("MLS"): Agents are authorized to report to the MLS that an offer has been accepted and, upon Close Of Escrow, the sales price and other terms of this transaction shall be provided to the MLS to be published and disseminated to persons and entities authorized to use the information on terms approved by the MLS. Buyer acknowledges that: **(i)** any pictures, videos, floor plans (collectively, "Images") or other information about the Property that has been or will be input into the MLS or internet portals, or both, at the instruction of Seller or in compliance with MLS rules, will not be removed after Close Of Escrow; **(ii)** California Civil Code § 1088(c) requires the MLS to maintain such Images and information for at least three years from when the listing was put into the MLS and as a result they may be displayed or circulated on the Internet, which cannot be controlled or removed by Seller or Agents; and **(iii)** Seller, Seller's Agent, Buyer's Agent, and MLS have no obligation or ability to remove such Images or information from the Internet.

22. ATTORNEY FEES AND COSTS: In any Legal Action between Buyer and Seller arising out of this Agreement, the prevailing Buyer or Seller shall be entitled to reasonable attorney fees and costs from the non-prevailing Buyer or Seller, except as provided in **paragraph 30A.**

23. ASSIGNMENT/NOMINATION: Buyer shall have the right to assign all of Buyer's interest in this Agreement to Buyer's wholly-owned entity or trust that exists at the time of such assignment. Otherwise, Buyer shall not assign all or any part of Buyer's interest in this Agreement without first obtaining Seller's separate written consent to a specified assignee (C.A.R. Form AOAA). Buyer shall, within the time specified in **paragraph 3K**, Deliver to Seller any request to assign this Agreement. Seller shall not unreasonably withhold such consent. Prior to any assignment, Buyer shall disclose to Seller the name of the assignee and the amount of any monetary consideration between Buyer and assignee. Seller's withholding of consent shall be deemed reasonable if: **(i)** Buyer is to receive any monetary or other consideration for the assignment; **(ii)** Buyer makes any misrepresentation(s) to Seller about any aspect of the assignment; or **(iii)** Buyer Delivers an assignment request to Seller after the time specified in **paragraph 3K**. Buyer shall provide assignee with all documents related to this Agreement including, but not limited to, the Agreement and any disclosures. If assignee is Buyer's wholly-owned entity or trust, that assignee does not need to re-sign or initial all documents provided. Whether or not an assignment requires seller's consent, at the time of assignment, assignee shall deliver a letter from assignee's lender stating assignee is preapproved or prequalified as specified in **paragraph 6B**. Should assignee fail to deliver such letter, Seller, after first giving assignee a Notice to Buyer to Perform, may terminate the assignment. Any total or partial assignment shall not relieve Buyer of Buyer's obligations pursuant to this Agreement unless Otherwise Agreed by Seller. Parties shall provide any assignment agreement to Escrow Holder within **1 Day** after the assignment. Any nomination by Buyer shall be subject to the same procedures, requirements, and terms as an assignment, as specified in this paragraph.

24. LEGALLY AUTHORIZED SIGNER: Wherever the signature or initials of the Legally Authorized Signer identified in **paragraphs 32** or **33** appear on this Agreement or any related documents, it shall be deemed to be in a representative capacity for the entity described and not in an individual capacity, unless otherwise indicated. The Legally Authorized Signer **(i)** represents that the entity for which that person is acting already exists and is in good standing to do business in California; and **(ii)** shall Deliver to the other Party and Escrow Holder, within **3 Days** after Acceptance, evidence of authority to act in that capacity (such as but not limited to: applicable portion of the trust or Certification Of Trust (Probate Code § 18100.5)), letters testamentary, court order, power of attorney, corporate resolution, or formation documents of the business entity).

25. DEFINITIONS and INSTRUCTIONS: The following words are defined terms in this Agreement, shall be indicated by initial capital letters throughout this Agreement, and have the following meaning whenever used:

A. "Acceptance" means the time the offer or final counter offer is fully executed, in writing, by the recipient Party and is Delivered to the offering Party or that Party's Authorized Agent.

B. "Agent" means the Broker, salesperson, broker-associate or any other real estate licensee licensed under the brokerage firm identified in **paragraph 2B.**

C. "Agreement" means this document and any counter offers and any incorporated addenda or amendments, collectively forming the binding agreement between the Parties. Addenda and amendments are incorporated only when Signed and Delivered by all Parties.

D. "As-Is" condition: Seller shall disclose known material facts and defects as specified in this Agreement. Buyer has the right to inspect the Property and, within the time specified, request that Seller make repairs or take other corrective action, or exercise any contingency cancellation rights in this Agreement. Seller is only required to make repairs specified in this Agreement or as Otherwise Agreed.

E. "Authorized Agent" means an individual real estate licensee specified in the Real Estate Broker Section.

F. "C.A.R. Form" means the most current version of the specific form referenced or another comparable form agreed to by the Parties.

G. "Close Of Escrow", including "COE", means the date the grant deed, or other evidence of transfer of title, is recorded for any real property, or the date of Delivery of a document evidencing the transfer of title for any non-real property transaction.

H. "Copy" means copy by any means including photocopy, facsimile and electronic.

I. **Counting Days** is done as follows unless Otherwise Agreed: (1) The first Day after an event is the first full calendar date following the event, and ending at 11:59 pm. For example, if a Notice to Buyer to Perform (C.A.R. form NBP) is Delivered at 3 pm on the 7th calendar day of the month, or Acceptance of a counter offer is personally received at 12 noon on the 7th calendar day of the month, then the 7th is Day "0" for purposes of counting days to respond to the NBP or calculating the Close Of Escrow date or contingency removal dates and the 8th of the month is Day 1 for those same purposes. (2) All calendar days are counted in establishing the first Day after an event. (3) All calendar days are counted in determining the date upon which performance must be completed, ending at 11:59 pm on the last day for performance ("Scheduled Performance Day"). (4) Consistent with California Civil Code § 11, after Acceptance, if the Scheduled Performance Day for any act required by this Agreement, including Close Of Escrow, lands on a Saturday, Sunday, or Legal Holiday, the performing party shall be allowed to perform on the next day that is not a Saturday, Sunday or Legal Holiday ("Allowable Performance Day"), and ending at 11:59 pm. "Legal Holiday" shall mean any holiday or optional bank holiday under Civil Code §§ 7 and 7.1, any holiday under Government Code § 6700. (5) For the purposes of COE, any day that the Recorder's office in the County where the Property is located is closed or any day that the lender or Escrow Holder under this Agreement is closed, the COE shall occur on the next day the Recorder's office in that County, the lender, and the Escrow Holder is open. (6) COE is considered Day 0 for purposes of counting days Seller is allowed to remain in possession, if permitted by this Agreement.

J. **"Day" or "Days"** means calendar day or days. However, delivery of deposit to escrow is based on business days.

K. **"Deliver", "Delivered" or "Delivery"** of documents, unless Otherwise Agreed, means and shall be effective upon personal receipt of the document by Buyer or Seller or their Authorized Agent. Personal receipt means **(i)** a Copy of the document, or as applicable, link to the document, is in the possession of the Party or Authorized Agent, regardless of the Delivery method used (i.e. e-mail, text, other). A document, or as applicable link to a document, shall be deemed to be "in possession" if it is located in the in-box for the applicable Party or Authorized Agent; or **(ii)** an Electronic Copy of the document, or as applicable, link to the document, has been sent to the designated electronic delivery address specified in the Real Estate Broker Section, unless Otherwise Agreed in C.A.R. Form DEDA. After Acceptance, Agent may change the designated electronic delivery address for that Agent by, in writing, Delivering notice of the change in designated electronic delivery address to the other Party (C.A.R. Form DEDA). Links could be, for example, to DropBox or Google Drive or other functionally equivalent program. If the recipient of a link is unable or unwilling to open the link or download the documents or otherwise prefers Delivery of the documents directly, Recipient of a link shall notify the sender in writing, within **3 Days** after Delivery of the link (C.A.R. Form RFR). In such case, Delivery shall be effective upon Delivery of the documents and not the link. Failure to notify sender within the time specified above shall be deemed consent to receive, and recipient opening, the document by link.

L. **"Electronic Copy" or "Electronic Signature"** means, as applicable, an electronic copy or signature complying with California Law. Unless Otherwise Agreed, Buyer and Seller agree to the use of Electronic Signatures. Buyer and Seller agree that electronic means will not be used by either Party to modify or alter the content or integrity of this Agreement without the knowledge and consent of the other Party.

M. **"Law"** means any law, code, statute, ordinance, regulation, rule or order, which is adopted by a controlling city, county, state or federal legislative, judicial or executive body or agency.

N. **"Legal Action"** means a lawsuit or legal proceeding in arbitration or court.

O. **"Legally Authorized Signer"** means an individual who has authority to Sign for the principal as specified in **paragraph 32** or **paragraph 33.**

P. **"Otherwise Agreed"** means an agreement in writing, signed by both Parties and Delivered to each.

Q. **"Repairs"** means any repairs (including pest control), alterations, replacements, modifications or retrofitting of the Property provided for under this Agreement.

R. **"Sign" or "Signed"** means either a handwritten or Electronic Signature on an original document, Copy or any counterpart.

26. **EQUAL HOUSING OPPORTUNITY:** The Property is sold in compliance with federal, state and local anti-discrimination Laws.

27. **TERMS AND CONDITIONS OF OFFER:** This is an offer to purchase the Property on the terms and conditions herein. The individual Liquidated Damages and Arbitration of Disputes paragraphs are incorporated in this Agreement if initialed by all Parties or if incorporated by mutual agreement in a counter offer or addendum. **If at least one but not all Parties initial, a counter offer is required until agreement is reached.** Seller has the right to continue to offer the Property for sale and to accept any other offer at any time prior to Acceptance and to market the Property for backup offers after Acceptance. The Parties have read and acknowledge receipt of a Copy of the offer and agree to the confirmation of agency relationships. If this offer is accepted and Buyer subsequently defaults, Buyer may be responsible for payment of Brokers' compensation. This Agreement and any supplement, addendum or modification, including any Copy, may be Signed in two or more counterparts, all of which shall constitute one and the same writing. By Signing this offer or any document in the transaction, the Party Signing the document is deemed to have read the document in its entirety.

28. **TIME OF ESSENCE; ENTIRE CONTRACT; CHANGES:** Time is of the essence. All understandings between the Parties are incorporated in this Agreement. Its terms are intended by the Parties as a final, complete and exclusive expression of their Agreement with respect to its subject matter and may not be contradicted by evidence of any prior agreement or contemporaneous oral agreement. If any provision of this Agreement is held to be ineffective or invalid, the remaining provisions will nevertheless be given full force and effect. Except as Otherwise Agreed, this Agreement shall be interpreted, and disputes shall be resolved in accordance with the Laws of the State of California. **Neither this Agreement nor any provision in it may be extended, amended, modified, altered or changed, except in writing Signed by Buyer and Seller.**

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29. LIQUIDATED DAMAGES (By initialing in the space below, you are agreeing to Liquidated Damages):
If Buyer fails to complete this purchase because of Buyer's default, Seller shall retain, as liquidated damages, the deposit actually paid. If the Property is a dwelling with no more than four units, one of which Buyer intends to occupy, then the amount retained shall be no more than 3% of the purchase price. Any excess shall be returned to Buyer. Release of funds will require mutual, Signed release instructions from both Buyer and Seller, judicial decision or arbitration award. AT THE TIME OF ANY INCREASED DEPOSIT BUYER AND SELLER SHALL SIGN A SEPARATE LIQUIDATED DAMAGES PROVISION INCORPORATING THE INCREASED DEPOSIT AS LIQUIDATED DAMAGES (C.A.R. FORM DID).

Buyer's Initials DB / ______ Seller's Initials ✓ / TG

30. MEDIATION:

A. The Parties agree to mediate any dispute or claim arising between them out of this Agreement, or any resulting transaction, before resorting to arbitration or court action. The mediation shall be conducted through the C.A.R. Dispute Resolution Center for Real Estate **(www.consumermediation.org)** or through any other mediation provider or service mutually agreed to by the Parties. The Parties **also agree to mediate any disputes or claims with Agents(s), who, in writing, agree to such mediation prior to, or within a reasonable time after, the dispute or claim is presented to the Agent.** Mediation fees, if any, shall be divided equally among the Parties involved, and shall be recoverable under the prevailing party attorney fees clause. If, for any dispute or claim to which this paragraph applies, any Party **(i)** commences Legal Action without first attempting to resolve the matter through mediation, or **(ii)** before commencement of Legal Action, refuses to mediate after a request has been made, then that Party shall not be entitled to recover attorney fees, even if they would otherwise be available to that Party in any such action. THIS MEDIATION PROVISION APPLIES WHETHER OR NOT THE ARBITRATION PROVISION IS INITIALED.

B. ADDITIONAL MEDIATION TERMS: (i) Exclusions from this mediation agreement are specified in paragraph 31B; (ii) The obligation to mediate does not preclude the right of either Party to seek a preservation of rights under paragraph 31C; and (iii) Agent's rights and obligations are further specified in paragraph 31D. These terms apply even if the Arbitration of Disputes paragraph is not initialed.

31. ARBITRATION OF DISPUTES:

A. The Parties agree that any dispute or claim in Law or equity arising between them out of this Agreement or any resulting transaction, which is not settled through mediation, shall be decided by neutral, binding arbitration. The Parties also agree to arbitrate any disputes or claims with Agents(s), who, in writing, agree to such arbitration prior to, or within a reasonable time after, the dispute or claim is presented to the Agent. The arbitration shall be conducted through any arbitration provider or service mutually agreed to by the Parties. The arbitrator shall be a retired judge or justice, or an attorney with at least 5 years of residential real estate Law experience, unless the Parties mutually agree to a different arbitrator. Enforcement of, and any motion to compel arbitration pursuant to, this agreement to arbitrate shall be governed by the procedural rules of the Federal Arbitration Act, and not the California Arbitration Act, notwithstanding any language seemingly to the contrary in this Agreement. The Parties shall have the right to discovery in accordance with Code of Civil Procedure § 1283.05. The arbitration shall be conducted in accordance with Title 9 of Part 3 of the Code of Civil Procedure. Judgment upon the award of the arbitrator(s) may be entered into any court having jurisdiction.

B. EXCLUSIONS: The following matters are excluded from mediation and arbitration: (i) Any matter that is within the jurisdiction of a probate, small claims or bankruptcy court; (ii) an unlawful detainer action; and (iii) a judicial or non-judicial foreclosure or other action or proceeding to enforce a deed of trust, mortgage or installment land sale contract as defined in Civil Code § 2985.

C. PRESERVATION OF ACTIONS: The following shall not constitute a waiver nor violation of the mediation and arbitration provisions: (i) the filing of a court action to preserve a statute of limitations; (ii) the filing of a court action to enable the recording of a notice of pending action, for order of attachment, receivership, injunction, or other provisional remedies, provided the filing party concurrent with, or immediately after such filing makes a request to the court for a stay of litigation pending any applicable mediation or arbitration proceeding; or (iii) the filing of a mechanic's lien.

D. AGENTS: Agents shall not be obligated nor compelled to mediate or arbitrate unless they agree to do so in writing. Any Agents(s) participating in mediation or arbitration shall not be deemed a party to this Agreement.

E. "NOTICE: BY INITIALING IN THE SPACE BELOW YOU ARE AGREEING TO HAVE ANY DISPUTE ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION DECIDED BY NEUTRAL ARBITRATION AS PROVIDED BY CALIFORNIA LAW AND YOU ARE GIVING UP ANY RIGHTS YOU MIGHT POSSESS TO HAVE THE DISPUTE LITIGATED IN A COURT OR JURY TRIAL. BY INITIALING IN THE SPACE BELOW YOU ARE GIVING UP YOUR JUDICIAL RIGHTS TO DISCOVERY AND APPEAL, UNLESS THOSE RIGHTS ARE SPECIFICALLY INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION. IF YOU REFUSE TO SUBMIT TO ARBITRATION AFTER AGREEING TO THIS PROVISION, YOU MAY BE COMPELLED TO ARBITRATE UNDER THE AUTHORITY OF THE CALIFORNIA CODE OF CIVIL PROCEDURE. YOUR AGREEMENT TO THIS ARBITRATION PROVISION IS VOLUNTARY."

"WE HAVE READ AND UNDERSTAND THE FOREGOING AND AGREE TO SUBMIT DISPUTES ARISING OUT OF THE MATTERS INCLUDED IN THE 'ARBITRATION OF DISPUTES' PROVISION TO NEUTRAL ARBITRATION."

Buyer's Initials DB / ______ Seller's Initials ✓ / TG

32. OFFER

A. EXPIRATION OF OFFER: This offer shall be deemed revoked and the deposit, if any, shall be returned to Buyer unless by the date and time specified in **paragraph 3C**, the offer is Signed by Seller and a Copy of the Signed offer is Delivered to Buyer or Buyer's Authorized Agent. **Seller has no obligation to respond to an offer made.**

B. ☐ **ENTITY BUYERS: (Note: If this paragraph is completed, a Representative Capacity Signature Disclosure (C.A.R. Form RCSD) is not required for the Legally Authorized Signers designated below.)**

(1) **Non-Individual (entity) Buyers:** One or more Buyers is a trust, corporation, LLC, probate estate, partnership, holding a power of attorney or other entity.

(2) **Full entity name:** The following is the full name of the entity (if a trust, enter the complete trust name; if under probate, enter full name of the estate, including case #): ______________________________

(3) **Contractual Identity of Buyer:** For purposes of this Agreement, when the name described below is used, it shall be deemed to be the full entity name.

(A) If a trust: The trustee(s) of the trust or a simplified trust name (ex. John Doe, co-trustee, Jane Doe, co-trustee or Doe Revocable Family Trust);

(B) If Property is sold under the jurisdiction of a probate court: The name of the executor or administrator, or a simplified probate name (John Doe, executor, or Estate (or Conservatorship) of John Doe).

(4) **Legally Authorized Signer:**

(A) This Agreement is being Signed by a Legally Authorized Signer in a representative capacity and not for him/herself as an individual. See **paragraph 24** for additional terms.

(B) The name(s) of the Legally Authorized Signer(s) is/are: ______________, ______________.

C. The RPA has 17 pages. Buyer acknowledges receipt of, and has read and understands, every page and all attachments that make up the Agreement.

D. BUYER SIGNATURE(S):

(Signature) By, David Behrend **Date:** 07/22/2026

Printed name of BUYER: *Elata Investments, LLC*

☐ Printed Name of Legally Authorized Signer: ______________ Title, if applicable, ______________

(Signature) By, ______________ **Date:** ______________

Printed name of BUYER: ______________

☐ Printed Name of Legally Authorized Signer: ______________ Title, if applicable, ______________

☐ IF MORE THAN TWO SIGNERS, USE Additional Signature Addendum (C.A.R. Form ASA).

33. ACCEPTANCE

A. ACCEPTANCE OF OFFER: Seller warrants that Seller is the owner of the Property or has the authority to execute this Agreement. Seller accepts the above offer and agrees to sell the Property on the above terms and conditions. Seller has read and acknowledges receipt of a Copy of this Agreement and authorizes Agent to Deliver a Signed Copy to Buyer.
Seller's acceptance is subject to the attached Counter Offer or Back-Up Offer Addendum, or both, checked below.
Seller shall return and include the entire agreement with any response.

☒ **Seller Counter Offer** (C.A.R. Form SCO or SMCO)

☐ **Back-Up Offer Addendum** (C.A.R. Form BUO)

B. ☐ **ENTITY SELLERS: (Note: If this paragraph is completed, a Representative Capacity Signature Disclosure form (C.A.R. Form RCSD) is not required for the Legally Authorized Signers designated below.)**

(1) **Non-Individual (entity) Sellers:** One or more Sellers is a trust, corporation, LLC, probate estate, partnership, holding a power of attorney or other entity.

(2) **Full entity name:** The following is the full name of the entity (if a trust, enter the complete trust name; if under probate, enter full name of the estate, including case #): ______________________________

(3) **Contractual Identity of Seller:** For purposes of this Agreement, when the name described below is used, it shall be deemed to be the full entity name.

(A) If a trust: The trustee(s) of the trust or a simplified trust name (ex. John Doe, co-trustee, Jane Doe, co-trustee or Doe Revocable Family Trust);

(B) If Property is sold under the jurisdiction of a probate court: The name of the executor or administrator, or a simplified probate name (John Doe, executor, or Estate (or Conservatorship) of John Doe).

(4) **Legally Authorized Signer:**

(A) This Agreement is being Signed by a Legally Authorized Signer in a representative capacity and not for him/herself as an individual. See **paragraph 24** for additional terms.

(B) The name(s) of the Legally Authorized Signer(s) is/are: ______________, ______________.

C. The RPA has 17 pages. Seller acknowledges receipt of, and has read and understands, every page and all attachments that make up the Agreement.

D. SELLER SIGNATURE(S):

(Signature) By, Tina Gomez **Date:** 08.10.2026

Printed name of SELLER: ✓

☒ Printed Name of Legally Authorized Signer: ✓ ______________ Title, if applicable, ______________

(Signature) By, ______________ **Date:** ______________

Printed name of SELLER: ______________

☐ Printed Name of Legally Authorized Signer: ______________ Title, if applicable, ______________

☐ IF MORE THAN TWO SIGNERS, USE Additional Signature Addendum (C.A.R. Form ASA).

Property Address: ***5717 4th Ave, Los Angeles, CA 90043*** Date: ***July 22, 2026***

REAL ESTATE BROKERS SECTION

1. **Real Estate Agents are not parties to the Agreement between Buyer and Seller.**
2. **Agency relationships are confirmed as stated in paragraph 2.**
3. **Presentation of Offer:** Pursuant to the National Association of REALTORS® Standard of Practice 1-7, if Buyer's Agent makes a written request, Seller's Agent shall confirm in writing that this offer has been presented to Seller.
4. **Agents' Signatures and designated electronic delivery address:**

A. Buyer's Brokerage Firm ***Condon Realty Group*** DRE Lic. # ***02128446***

DocuSigned by: David Condon — A963AA24C923416...

By David Condon ***David Condon*** DRE Lic. # ***02128446*** Date 07/22/2026

By ______ DRE Lic. # ______ Date ______

Address ***1258 Franklin Street*** City ***Santa Monica*** State ***CA*** Zip ***90404***

Email ______ Phone # ______

☐ More than one agent from the same firm represents Buyer. Additional Agent Acknowledgement (C.A.R. Form AAA) attached.
☐ More than one brokerage firm represents Buyer. Additional Broker Acknowledgement (C.A.R. Form ABA) attached.

Designated Electronic Delivery Address(es): Email above or ______

☐ **Attached DEDA:** If Parties elect to have an alternative Delivery method, such method may be indicated on C.A.R. Form DEDA.

B. Seller's Brokerage Firm ***Coldwell Banker Realty*** DRE Lic. # ***01464847***

By Philip Boroda ***Philip Boroda*** DRE Lic. # ***00822192*** Date 7/29/26

By [signature] DRE Lic. # ______ Date 7/29/26

Address ***15250 Ventura Bl. Suite 500*** City ***Sherman Oaks*** State ***CA*** Zip ***91403***

Email ***Pboroda1@earthlink.net*** Phone # ***(310)968-3844***

☐ More than one agent from the same firm represents Seller. Additional Agent Acknowledgement (C.A.R. Form AAA) attached.
☐ More than one brokerage firm represents Seller. Additional Broker Acknowledgement (C.A.R. Form ABA) attached.

Designated Electronic Delivery Address(es) (To be filled out by Seller's Agent): Email above or ______

☐ **Attached DEDA:** If Parties elect to have an alternative Delivery method, such method may be indicated on C.A.R. Form DEDA.

Buyer's Initials DB / ______ Seller's Initials ✓ / TG

ESCROW HOLDER ACKNOWLEDGMENT:

Escrow Holder acknowledges receipt of a Copy of this Agreement, (if checked, ☐ a deposit in the amount of $ ______), Counter Offer numbers ______ and ______, and agrees to act as Escrow Holder subject to **paragraph 19** of this Agreement, any supplemental escrow instructions and the terms of Escrow Holder's general provisions.

Escrow Holder is advised by ______ that the date of Acceptance of the Agreement is ______

Escrow Holder ______ Escrow # ______

By ______ Date ______

Address ______

Phone/Fax/E-mail // ______

Escrow Holder has the following license number # ______

☐ Department of Financial Protection and Innovation, ☐ Department of Insurance, ☐ Department of Real Estate.

PRESENTATION OF OFFER: ______ / ______ Seller's Brokerage Firm presented this offer to Seller on ______ (date).
Agent or Seller Initials

OFFER NOT ACCEPTED: ____ / ____ No Counter Offer is being made. This offer was not accepted by Seller ______ (date)
Seller's Initials

FAIR HOUSING AND DISCRIMINATION ADVISORY

(C.A.R. Form FHDA, Revised 12/24)

1. **EQUAL ACCESS TO HOUSING FOR ALL:** All housing in California is available to all persons. Discrimination as noted below is prohibited by law. Resources are available for those who have experienced unequal treatment under the law.
2. **FEDERAL AND STATE LAWS PROHIBIT DISCRIMINATION AGAINST IDENTIFIED PROTECTED CLASSES:**
   A. FEDERAL FAIR HOUSING ACT ("FHA") Title VIII of the Civil Rights Act; 42 U.S.C. §§ 3601-3619; Prohibits discrimination in sales, rental or financing of residential housing against persons in protected classes;
   B. CALIFORNIA FAIR EMPLOYMENT AND HOUSING ACT ("FEHA") California Government Code ("GC") §§ 12900-12996,12955; 2 California Code of Regulations ("CCR") §§ 12005-12271; Prohibits discrimination in sales, rental or financing of housing opportunity against persons in protected classes by providers of housing accommodation and financial assistance services as related to housing;
   C. CALIFORNIA UNRUH CIVIL RIGHTS ACT ("Unruh") California Civil Code ("CC") § 51; Prohibits business establishments from discriminating against, and requires full and equal accommodation, advantages, facilities, privileges, and services to persons in protected classes;
   D. AMERICANS WITH DISABILITIES ACT ("ADA") 42 U.S.C. §§ 12181-12189; Title III of the ADA prohibits discrimination based on disability in public accommodations; and
   E. OTHER FAIR HOUSING LAWS: § 504 of Rehabilitation Act of 1973 29 U.S.C. § 794; Ralph Civil Rights Act CC § 51.7; California Disabled Persons Act; CC §§ 54-55.32; any local city or county fair housing ordinances, as applicable.
3. **POTENTIAL LEGAL REMEDIES FOR UNLAWFUL DISCRIMINATION: Violations of fair housing laws may result in monetary civil fines, injunctive relief, compensatory and/or punitive damages, and attorney fees and costs.**
4. **PROTECTED CLASSES/CHARACTERISTICS:** Whether specified in Federal or State law or both, discrimination against persons based on that person's belonging to, association with, or perceived membership in, certain classes or categories, such as the following, is prohibited. Other classes, categories or restrictions may also apply.

Race (and race traits)	Color	Ancestry	National Origin	Religion
Age	Sex, Sexual Orientation	Gender, Gender Identity, Gender expression	Marital Status	Familial Status (family with a child or children under 18)
Citizenship	Immigration Status	Primary Language	Military/Veteran Status	Source of Income (e.g., Section 8 Voucher)
Medical Condition	Disability (Mental & Physical)	Genetic Information	Criminal History (non-relevant convictions)	Any Arbitrary Characteristic or Intersectionality

5. **THE CALIFORNIA DEPARTMENT OF REAL ESTATE REQUIRES TRAINING AND SUPERVISION TO PREVENT HOUSING DISCRIMINATION BY REAL ESTATE LICENSEES:**
   A. California Business & Professions Code ("B&PC") § 10170.5(a)(4) requires 3 hours of training on fair housing for DRE license renewal; Real Estate Regulation § 2725(f) requires brokers who oversee salespersons to be familiar with the requirements of federal and state laws relating to the prohibition of discrimination.
   B. Violation of DRE regulations or real estate laws against housing discrimination by a real estate licensee may result in the loss or suspension of the licensee's real estate license. B&PC §10177(l)(1); 10 CCR § 2780
6. **REALTOR® ORGANIZATIONS PROHIBIT DISCRIMINATION**: NAR Code of Ethics Article 10 prohibits discrimination in employment practices or in rendering real estate license services against any person because of race, color, religion, sex, disability, familial status, national origin, sexual orientation, or gender identity by REALTORS®.
7. **WHO IS REQUIRED TO COMPLY WITH FAIR HOUSING LAWS?**
   Below is a non-exclusive list of providers of housing accommodations or financial assistance services as related to housing who are most likely to be encountered in a housing transaction and who must comply with fair housing laws.
   - Sellers
   - Real estate licensees
   - Mobilehome parks
   - Insurance companies
   - Landlords/Housing Providers
   - Real estate brokerage firms
   - Homeowners Associations ("HOAs");
   - Government housing services
   - Sublessors
   - Property managers
   - Banks and Mortgage lenders
   - Appraisers
8. **EXAMPLES OF CONDUCT THAT MAY NOT BE MOTIVATED BY DISCRIMINATORY INTENT BUT COULD HAVE A DISCRIMINATORY EFFECT:**
   A. Prior to acceptance of an offer, asking for or offering buyer personal information or letters from the buyer, especially with photos. Those types of documents may inadvertently reveal, or be perceived as revealing, protected status information thereby increasing the risk of **(i)** actual or unconscious bias, and **(ii)** potential legal claims against sellers and others by prospective buyers whose offers were rejected.
   B. Refusing to rent **(i)** an upper-level unit to an elderly tenant out of concern for the tenant's ability to navigate stairs or **(ii)** a house with a pool to a person with young children out of concern for the children's safety.
9. **EXAMPLES OF UNLAWFUL OR IMPROPER CONDUCT BASED ON A PROTECTED CLASS OR CHARACTERISTIC:**
   A. Refusing to negotiate for a sale, rental or financing or otherwise make a housing opportunity unavailable; failing to present offers due to a person's protected status;
   B. Refusing or failing to show, rent, sell or finance housing; "channeling" or "steering" a prospective buyer or tenant to or away from a particular area due to that person's protected status or because of the racial, religious or ethnic composition of the neighborhood;
   C. "Blockbusting" or causing "panic selling" by inducing a listing, sale or rental based on the grounds of loss of value of property, increase in crime, or decline in school quality due to the entry or prospective entry of people in protected categories into the neighborhood;
   D. Making any statement or advertisement that indicates any preference, limitation, or discrimination;

E. Inquiring about protected characteristics (such as asking tenant applicants if they are married, or prospective purchasers if they have children or are planning to start a family);
F. Using criminal history information before otherwise affirming eligibility, and without a legally sufficient justification;
G. Failing to assess financial standards based on the portion of the income responsible by a tenant who receives government subsidies (such as basing an otherwise neutral rent to income ratio on the whole rent rather than just the part of rent that is the tenant's responsibility);
H. Denying a home loan or homeowner's insurance;
I. Offering inferior terms, conditions, privileges, facilities or services;
J. Using different qualification criteria or procedures for sale or rental of housing such as income standards, application requirements, application fees, credit analyses, sale or rental approval procedures or other requirements;
K. Harassing a person;
L. Taking an adverse action based on protected characteristics;
M. Refusing to permit a reasonable modification to the premises, as requested by a person with a disability (such as refusing to allow a tenant who uses a wheelchair to install, at their expense, a ramp over front or rear steps, or refusing to allow a tenant with a disability from installing, at their own expense, grab bars in a shower or bathtub);
N. Refusing to make reasonable accommodation in policies, rules, practices, or services for a person with a disability (such as the following, if an actual or prospective tenant with a disability has a service animal or support animal):
(i) Failing to allow that person to keep the service animal or emotional support animal in rental property,
(ii) Charging that person higher rent or increased security deposit, or
(iii) Failing to show rental or sale property to that person who is accompanied by the service animal or support animal, and;
O. Retaliating for asserting rights under fair housing laws.

10. **EXAMPLES OF POSITIVE PRACTICES:**
A. Real estate licensees working with buyers or tenants should apply the same objective property selection criteria, such as location/neighborhood, property features, and price range and other considerations, to all prospects.
B. Real estate licensees should provide complete and objective information to all clients based on the client's selection criteria.
C. Real estate licensees should provide the same professional courtesy in responding to inquiries, sharing of information and offers of assistance to all clients and prospects.
D. Housing providers should not make any statement or advertisement that directly or indirectly implies preference, limitation, or discrimination regarding any protected characteristic (such as "no children" or "English-speakers only").
E. Housing providers should use a selection process relying on objective information about a prospective buyer's offer or tenant's application and not seek any information that may disclose any protected characteristics (such as using a summary document, e.g. C.A.R. Form SUM-MO, to compare multiple offers on objective terms).

11. **FAIR HOUSING RESOURCES**: If you have questions about your obligations or rights under the Fair Housing laws, or you think you have been discriminated against, you may want to contact one or more of the sources listed below to discuss what you can do about it, and whether the resource is able to assist you.
A. Federal: **https://www.hud.gov/program_offices/fair_housing_equal_opp**
B. State: **https://calcivilrights.ca.gov/housing/**
C. Local: local Fair Housing Council office (non-profit, free service)
D. DRE: **https://www.dre.ca.gov/Consumers/FileComplaint.html**
E. Local Association of REALTORS®. List available at: **https://www.car.org/en/contactus/rosters/localassociationroster**.
F. Any qualified California fair housing attorney, or if applicable, landlord-tenant attorney.

12. **LIMITED EXCEPTIONS TO FAIR HOUSING REQUIREMENTS: No person should rely on any exception below without first seeking legal advice about whether the exception applies to their situation. Real estate licensees are not qualified to provide advice on the application of these exceptions.**
A. Legally compliant senior housing is exempt from FHA, FEHA and Unruh as related to age or familial status only;
B. An owner of a single-family residence who resides at the property with one lodger may be exempt from FEHA for rental purposes, PROVIDED **no real estate licensee is involved** in the rental;
C. An owner of a single-family residence may be exempt from FHA for sale or rental purposes, PROVIDED **(i) no real estate licensee is involved** in the sale or rental and **(ii)** no discriminatory advertising is used, and **(iii)** the owner owns no more than three single-family residences. Other restrictions apply;
D. An owner of residential property with one to four units who resides at the property, may be exempt from FHA for rental purposes, PROVIDED **no real estate licensee is involved** in the rental; and
E. Both FHA and FEHA do not apply to roommate situations. See, *Fair Housing Council v Roommate.com LLC*, 666 F.3d 1216 (2019).
F. Since both the 14th Amendment of the U.S. Constitution and the Civil Rights Act of 1866 prohibit discrimination based on race; the FHA and FEHA exemptions do not extend to discrimination based on race.

Buyer/Tenant and Seller/Housing Provider have read, understand and acknowledge receipt of a copy of this Fair Housing & Discrimination Advisory.

Buyer/Tenant David Behrend **Elata Investments, LLC** Date 07/22/2026
Buyer/Tenant ____ Date ____
Seller/Housing Provider ✓ Tina Gomez Date ✓ 08.10.2026
Seller/Housing Provider ____ Date ____

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

BUYER'S INVESTIGATION ADVISORY

(C.A.R. Form BIA, Revised 6/25)

1. **IMPORTANCE OF PROPERTY INVESTIGATION:** Unless otherwise specified in the Agreement, the physical condition of the land and improvements being purchased is not guaranteed by either Seller or Brokers. You have an affirmative duty to exercise reasonable care to protect yourself, including discovery of the legal, practical and technical implications of disclosed facts, and the investigation and verification of information and facts that you know or that are within your diligent attention and observation. A Broker's inspection is a limited visual inspection (see C.A.R. Form AVID), and a Broker is not qualified to conduct the investigations listed below nor will Broker conduct the investigations checked below by Buyer. For these reasons, you should conduct thorough inspections, investigations, tests, surveys and other studies (Inspections and Investigations) of the Property personally and with appropriate professionals (see C.A.R. Form SBSA), who should provide written reports of their Inspections. A general physical inspection typically does not cover all aspects of the Property nor items affecting the Property that are not physically located on the Property. If any professionals recommend further investigations, including a recommendation by a pest control operator to inspect inaccessible areas of the Property, you should contact qualified experts to conduct such additional investigations.
2. **BROKER OBLIGATIONS:** Brokers do not have expertise in all areas and therefore cannot advise you on many items, such as those listed below. If Broker gives you referrals to other professionals, Broker does not guarantee their performance.
3. **YOU ARE STRONGLY ADVISED TO INVESTIGATE THE CONDITION AND SUITABILITY OF ALL ASPECTS OF THE PROPERTY, INCLUDING BUT NOT LIMITED TO THE FOLLOWING. IF YOU DO NOT DO SO, YOU ARE ACTING AGAINST THE ADVICE OF BROKERS.**
   - A. **GENERAL CONDITION OF THE PROPERTY, ITS SYSTEMS AND COMPONENTS:** Foundation, roof (condition, age, leaks, useful life), plumbing, heating, air conditioning, electrical, mechanical, security, pool/spa (cracks, leaks, operation), other structural and non-structural systems and components, fixtures, built-in appliances, any personal property included in the sale, and energy efficiency of the Property.
   - B. **SQUARE FOOTAGE, AGE, BOUNDARIES:** Square footage, room dimensions, lot size, age of improvements and boundaries. Any numerical statements regarding these items are APPROXIMATIONS ONLY and have not been verified by Seller and cannot be verified by Brokers. Fences, hedges, walls, retaining walls and other barriers or markers do not necessarily identify true Property boundaries.
   - C. **WOOD DESTROYING PESTS:** Presence of, or conditions likely to lead to the presence of wood destroying pests and organisms.
   - D. **SOIL STABILITY:** Existence of fill or compacted soil, expansive or contracting soil, susceptibility to slippage, settling or movement, and the adequacy of drainage.
   - E. **WATER AND UTILITIES; WELL SYSTEMS AND COMPONENTS; WASTE DISPOSAL:** Water and utility availability, use restrictions and costs. Water quality, adequacy, condition, and performance of well systems and components. The type, size, adequacy, capacity and condition of sewer and septic systems and components, connection to sewer, and applicable fees.
   - F. **ENVIRONMENTAL HAZARDS:** Potential environmental hazards, including, but not limited to, asbestos, lead-based paint and other lead contamination, radon, methane, other gases, fuel oil or chemical storage tanks, contaminated soil or water, hazardous waste, waste disposal sites, electromagnetic fields, nuclear sources, and other substances, materials, products, or conditions (including mold (airborne, toxic or otherwise), fungus or similar contaminants).
   - G. **EARTHQUAKES AND FLOODING:** Susceptibility of the Property to earthquake/seismic hazards and propensity of the Property to flood.
   - H. **FIRE, HAZARD, AND OTHER INSURANCE:** The availability and cost of necessary or desired insurance may vary. The location of the Property in a seismic, flood or fire hazard zone, and other conditions, such as the age of the Property and the claims history of the Property and Buyer, may affect the availability and need for certain types of insurance. Buyer should explore insurance options early as this information may affect other decisions, including the removal of loan and insurance contingencies.
   - I. **BUILDING PERMITS, ZONING, GOVERNMENTAL REQUIREMENTS, AND ADDRESS:** Permits, inspections, certificates, zoning, other governmental limitations, restrictions, and requirements affecting the current or future use of the Property, its development or size. Postal/mailing address and zip code may not accurately reflect the city which has jurisdiction over the Property.
   - J. **RENTAL PROPERTY RESTRICTIONS:** The State, some counties, and some cities impose restrictions that limit the amount of rent that can be charged, the maximum number of occupants, and the right of a landlord to terminate a tenancy. Dead bolt or other locks and security systems for doors and windows, including window bars, should be examined to determine whether they satisfy legal requirements.
   - K. **SECURITY AND SAFETY:** State and local Law may require the installation of barriers, access alarms, self-latching mechanisms and/or other measures to decrease the risk to children and other persons of existing swimming pools and hot tubs, as well as various fire safety and other measures concerning other features of the Property.
   - L. **UTILITIES; SEWER; INTERNET:** Availability of gas, electric, water, sewer, garbage, internet and other services. The provider and quality of service may vary by location.
   - M. **SOLAR POWER SYSTEM:** The existence of a solar power system; whether it is owned, leased, financed, or otherwise subject to obligations, such as a power purchase agreement or maintenance agreement; the condition of and costs associated with the system.

N. NEIGHBORHOOD, AREA, SUBDIVISION CONDITIONS; PERSONAL FACTORS: Neighborhood or area conditions, including schools, law enforcement, crime statistics, registered felons or offenders, fire protection, other government services, availability, adequacy and cost of internet connections or other technology services and installations, commercial, industrial or agricultural activities, existing and proposed transportation, construction and development that may affect noise, view, or traffic, airport noise, noise or odor from any source, wild and domestic animals, other nuisances, hazards, or circumstances, protected species, wetland properties, botanical diseases, historic or other governmentally protected sites or improvements, cemeteries, facilities and condition of common areas of common interest subdivisions, and possible lack of compliance with any governing documents or Homeowners' Association requirements, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences of Buyer.

By signing below, Buyer acknowledges that they have received a copy of this Buyer Investigation Advisory, and they have read and understand its terms. Buyer is encouraged to read it carefully.

Buyer David Behrend *Elata Investments, LLC* Date 07/22/2026

Buyer ______________________________ Date ____________

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

WIRE FRAUD AND ELECTRONIC FUNDS TRANSFER ADVISORY

(C.A.R. Form WFA, Reviewed 6/25)

WIRE FRAUD AND ELECTRONIC FUNDS TRANSFERS ADVISORY:

The ability to communicate and conduct business electronically is a convenience and reality in nearly all parts of our lives. At the same time, it has provided hackers and scammers new opportunities for their criminal activity. Many businesses have been victimized and the real estate business is no exception.

While wiring or electronically transferring funds is a welcome convenience, we all need to exercise extreme caution. Emails attempting to induce fraudulent wire transfers have been received and have appeared to be legitimate. Reports indicate that some hackers have been able to intercept emailed transfer instructions, obtain account information and, by altering some of the data, redirect the funds to a different account. It also appears that some hackers were able to provide false phone numbers for verifying the wiring or funds transfer instructions. In those cases, the victim called the number provided to confirm the instructions, and then unwittingly authorized a transfer to somewhere or someone other than the intended recipient.

ACCORDINGLY, YOU ARE ADVISED:

1. **Obtain phone numbers and account numbers only from Escrow Officers, Property Managers, or Housing Providers at the beginning of the transaction.**
2. **DO NOT EVER WIRE OR ELECTRONICALLY TRANSFER FUNDS PRIOR TO CALLING TO CONFIRM THE TRANSFER INSTRUCTIONS. ONLY USE A PHONE NUMBER YOU WERE PROVIDED PREVIOUSLY. Do not use any different phone number or account number included in any emailed transfer instructions.**
3. **Orally confirm the transfer instruction is legitimate and confirm the bank routing number, account numbers and other codes before taking steps to transfer the funds.**
4. **Avoid sending personal information in emails or texts. Provide such information in person or over the telephone directly to the Escrow Officer, Property Manager, or Housing Provider.**
5. **Take steps to secure the system you are using with your email account. These steps include creating strong passwords, using secure WiFi, and not using free services.**

If you believe you have received questionable or suspicious wire or funds transfer instructions, immediately notify your bank, and the other party, and the Escrow Office, Housing Provider, or Property Manager. The sources below, as well as others, can also provide information:

Federal Bureau of Investigation: https://www.fbi.gov/; the FBI's IC3 at www.ic3.gov; or 310-477-6565

National White Collar Crime Center: http://www.nw3c.org/

On Guard Online: https://www.onguardonline.gov/

NOTE: There are existing alternatives to electronic and wired fund transfers such as cashier's checks.

The term "Housing Provider" also includes Landlord or Rental Property Owner.

By signing below, Buyer/Tenant and Seller/Housing Provider acknowledge that each has received a copy of this Wire Fraud and Electronic Funds Transfer Advisory, and each has read and understands its terms.

Buyer/Tenant David Behrend *Elata Investments, LLC* Date 07/22/2026

Buyer/Tenant ______ Date ______

Seller/Housing Provider Tina Gomez Date 08.10.2026

Seller/Housing Provider ______ Date ______

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

EQUAL HOUSING OPPORTUNITY

CALIFORNIA ASSOCIATION OF REALTORS®

BUYER HOMEOWNERS' INSURANCE ADVISORY

(C.A.R. Form BHIA, 6/24)

1. **IMPORTANCE OF OBTAINING PROPERTY INSURANCE:** If the property you are purchasing is destroyed or damaged due to natural disaster or accident or some other event, insurance may be available to help with the cost of repair or rebuilding. In the absence of property insurance, the homeowner would be responsible for the full expense. If the property is purchased with a loan, or refinanced, the lender will require an insurance policy protecting its interest. Insurance policies can cover damage due to one or more of the following: fire, flood, earthquake and other causes. The policy or an insurance broker should be consulted to determine when coverage applies and whether a supplement or rider can be purchased to provide additional coverage or if a separate policy is necessary.

2. **PROPERTY INSURANCE AND PURCHASE CONTRACT TERMS:** Your real estate purchase contract may contain a contingency that gives you the right to legally cancel the agreement within a specified time if you are unable to obtain or afford property insurance. This cancellation right may be a specific contingency pertaining to insurance or may be part of an overall investigation contingency. If buyer waives or removes the applicable contingency before determining the availability and cost of property insurance, buyer is acting against the advice of broker. Additionally, if the property is part of an HOA, lenders may require and buyers will want to know that the HOA has adequate insurance to cover the areas for which the HOA is responsible.

3. **CALIFORNIA'S PROPERTY INSURANCE MARKET:** Some insurance carriers in California have stopped issuing new property insurance policies and others are limiting the number and location of new policies, due to rising replacement costs and an increase in natural disasters. These changes may affect both the availability and cost of insurance. However, over 50 insurance carriers are admitted to sell property insurance in California so it may be possible to obtain insurance even if some carriers will not write a new policy covering the property you intend to buy. An insurance broker may also be able to find a non-admitted insurance carrier offering to insure the property you intend to buy. Because locating an affordable insurance policy could take time and effort, buyers are advised to make all insurance inquiries as early in the home buying process as possible.

4. **INSURANCE CONDITIONS:** Many insurance carriers impose physical condition standards before issuing a policy, or reserve the right to cancel policies even after they are issued, if certain minimum standards are not confirmed in an inspection or otherwise. Physical conditions standards could include, but are not limited to, prohibition of "knob and tube" electrical wiring, requirements related to piping/plumbing materials, standards related to the age and/or quality of the roof or foundation, minimal safety standards related to handrails, tripping hazards, and defensible space requirements.

5. **RESOURCES:** The California Department of Insurance (DOI) maintains a website addressing Residential Home insurance. Resources on this State government webpage include: **(i)** Top Ten tips for Finding Residential Insurance; **(ii)** Residential Insurance Company Contact List; **(iii)** Home Insurance Finder; and **(iv)** information on other insurance issues. The webpage also includes information on how to contact the DOI, and suggestions on what to do if you cannot find insurance. The webpage and link to other documents is located at https://www.insurance.ca.gov/01-consumers/105-type/5-residential/index.cfm.

6. **BROKER RECOMMENDATION:** Buyer is advised to explore available property insurance options early in the home buying process and to consult with a qualified insurance professional of buyer's choosing to understand insurance availability and cost prior to removal of any related contingencies. Real estate brokers do not have expertise in this area.

By signing below, Buyer acknowledges that Buyer has read, understands, and has received a copy of this Buyer Homeowners' Insurance Advisory.

Buyer David Behrend ***Elata Investments, LLC*** Date 07/22/2026

Buyer ______________________ Date ____________

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

EQUAL HOUSING OPPORTUNITY

CALIFORNIA ASSOCIATION OF REALTORS®

ADDITIONAL AGENT ACKNOWLEDGEMENT

(C.A.R. Form AAA, Revised 6/26)

COLDWELL BANKER REALTY

This is an addendum to the Purchase Agreement, OR ☐ Listing Agreement, ☐ Buyer Representation Agreement, ☒ Other *Seller Counter Offer #1 dated 07/24/2026* ("Agreement"), dated *07/24/2026*, on property known as *5717 4th Avenue, Los Angeles, CA 90043*
between ____________ ("Buyer/Tenant/Broker")
and ____________ ("Seller/Housing Provider/Broker").
The term Housing Provider also includes Landlord or Rental Property Owner.

1. Check **ONE** box **ONLY**. If both **paragraphs 1A** and **1B** apply, use separate AAA forms for each.
   A. ☒ Multiple Associate-Licensees working with Seller/Housing Provider;
   OR B. ☐ Multiple Associate-Licensees working with Buyer/Tenant;

2. **A.** The real estate licensees named below are all conducting real estate licensed activity under the same Broker:
   Real Estate Broker name: *Coldwell banker Realty*
   If applicable, Team Name: ____________
   B. The licensees below, and any licensee(s) listed in the Agreement (if not listed below), have entered into a separate written agreement to share responsibility and compensation for certain real estate licensed activity. The licensees have also informed Broker of, or have given Broker a copy of, that separate written agreement.
   C. List ALL agents (list may include, but is not required to include, licensees named in the Agreement):

Agent *Bassem Fattah*	DRE Lic # *00909688*
Agent	DRE Lic #
Agent	DRE Lic #
Agent	DRE Lic #
Agent	DRE Lic #

☐ Additional Licensees: ____________

3. All parties understand, acknowledge and agree that, wherever the name of any licensee above is indicated, in the Agreement or a related document, as a representative for the Buyer/Tenant or Seller/Housing Provider specified above, the other licensees shall also be deemed to be named.
   Note: If this form is only being used to modify a Buyer Representation Agreement, neither the Seller nor the Seller's Broker need to sign below. If this form is only being used to modify a Listing Agreement, neither the Buyer nor the Buyer's Broker need to sign below.

By signing below, all parties acknowledge that each has received a copy of this Additional Agent Acknowledgement, and each has read, understands, and agrees to its terms.

Buyer/Tenant X [signature] 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026
Buyer/Tenant ____________ Date ____________
Seller/Housing Provider X *Tina Gomez* *Finance of America Reserve, LLC* Date 08.10.2026
Seller/Housing Provider ____________ Date ____________

Buyer's Brokerage Firm *Condon Realty Group* DRE Lic. #*02128446*
By DocuSigned by: *David Condon* A963AA24C923416... *David Condon* DRE Lic. # *02128446* Date 7/27/2026
Seller's Brokerage Firm *Coldwell bankr Realty* DRE Lic. #*00616212*
By [signature] *Philip Boroda / Bassem Fattah* DRE Lic. # *00822192* Date 7/24/2026

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

EQUAL HOUSING OPPORTUNITY

REO ADVISORY (LISTING)

For Properties Being Sold by a Lender After Foreclosure

(C.A.R. Form REOL, Revised 12/23)

CALIFORNIA ASSOCIATION OF REALTORS®

COLDWELL BANKER REALTY

Property Address: ***5717 4th Avenue, Los Angeles, CA 90043*** ("Property").

The Seller of the Property is a lender who has acquired title to the Property either by foreclosure or through a deed given in lieu of foreclosure. Many obligations imposed upon sellers, particularly sellers of real property containing one-to-four dwelling units, may not be applicable to the sale of the Property. However, even though Seller is exempt from some obligations, Seller must still comply with many others.

1. SELLER MUST COMPLY WITH THE FOLLOWING:

A. Known Material Fact Disclosures: Seller is obligated to disclose known material facts affecting the value and desirability of the Property.

B. Hazard Zones: Seller is not exempt from applicable statutory obligations to disclose earthquake fault zones, seismic hazard zones, state fire responsibility areas, very high fire hazard severity zones, special flood hazard areas and flood hazard zones pursuant to the Public Resources Code, Government Code and United States Code, even though, pursuant to the Civil Code, the specific NHD Form is not required to be completed.

C. Smoke Alarms: The sale is not exempt from the state requirements that, for single family residences, operable smoke alarms be in place and that a written statement of compliance be provided to Buyer. It is negotiable between Buyer and Seller who is to pay for the cost of compliance.

D. Water Heaters: The sale is not exempt from the State requirement that water heaters be properly anchored, braced or strapped and that Seller provide a written statement of compliance to Buyer. It is negotiable between Buyer and Seller who is to pay for the cost of compliance.

E. Lead-based Paint: The Seller is not exempt from the federal obligation to: **(i)** disclose known lead-based paint and lead-based paint hazards; **(ii)** provide Buyer with copies of reports or studies covering lead-based paint and hazards on the Property; **(iii)** provide Buyer with the pamphlet "Protect Your Family From Lead In Your Home"; and (iv) give Buyer a 10-day opportunity to inspect for lead-based paint and hazards, if the Property contains residential dwelling units and was constructed prior to 1978.

F. Carbon Monoxide Devices: The sale is not exempt from the State requirements that on or before July 1, 2011, for all existing single family dwelling units, and on or before January 1, 2013, for all other existing dwelling units, the owner must install a carbon monoxide device approved and listed by the State Fire Marshall in the dwelling unit if the dwelling unit has a fossil fuel burning heater or appliance, fireplace, or an attached garage.

G. Water Conserving Plumbing Fixtures: This sale is not exempt from the State requirement that (i) single family residences built before January 1, 1994 be equipped with water conserving plumbing fixtures by January 1, 2017 and multi-family and commercial properties be equipped with water conserving plumbing fixtures by January 1, 2019; (ii) Sellers disclose to Buyers the requirements of the law; and (iii) sellers disclose to Buyers whether the Property contains any non-compliant plumbing fixtures. See C.A.R. Form WCMD for further information.

H. Tax Withholding: The sale is not exempt from providing information pertaining to the withholding obligation under either the federal "FIRPTA" or the California withholding requirements upon the sale of real property. However, an REO Seller which is a corporation or limited liability company, formed within the United States, and qualified either with the Secretary of state to do business in California or with a permanent place of business in California, will be exempt from withholding under both federal and California law.

I. Megan's Law Database Disclosure: The sale is not exempt from the requirement that residential sales contracts contain the following notice regarding the availability of information about registered sex offenders. "Notice: Pursuant to § 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via and Internet Web site maintained by the Department of Justice at www.meganslaw.ca.gov . Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides" (Neither Seller nor Brokers are required to check this website. If Buyer wants further information, Broker recommends that Buyer obtain information from this website during Buyer's inspection contingency period. Brokers do not have expertise in this area.)

J. Notice Regarding Gas And Hazardous Liquid Transmission Pipelines: This notice is being provided simply to inform you that information about the general location of gas and hazardous liquid transmission pipelines is available to the public via the National Pipeline Mapping System (NPMS) Internet Web site maintained by the United States Department of Transportation at **http://www.npms.phmsa.dot.gov/.** To seek further information about possible transmission pipelines near the Property, you may contact your local gas utility or other pipeline operators in the area. Contact information for pipeline operators is searchable by ZIP Code and county on the NPMS Internet Website. (Neither Seller nor Agent are required to check this website. If Buyer wants further information, Agent recommends that Buyer obtain information from this website during Buyer's investigation contingency period. Agent do not have expertise in this area.)

Seller's Initials X✓ / TG

2. SELLER MAY BE EXEMPT FROM THE FOLLOWING:

A. Disclosure Statements: Seller does not have to complete, sign and provide Buyer with a Real Estate Transfer Disclosure Statement or Natural Hazard Disclosure Statement (C.A.R. Form TDS) or Natural Hazard Disclosure Statement. Seller remains obligated to make the disclosures and comply with the items specified in **paragraph 1**.

B. Other Exemptions: Seller is exempt from providing Buyer with a Mello-Roos district lien disclosure, and Improvement Bond Act of 1915 notice, a Supplemental Property Tax notice, a Notice of Private Transfer Fee pursuant to California Civil Code §§ 1102 et seq. and either a Homeowner's or Commercial Property Owners Guide to Earthquake Safety.

C. Exempt Seller Disclosures: Even exempt Sellers have statutory or contractual obligations to make certain disclosures and may be required by contract to use an Exempt Seller Disclosure (C.A.R. Form ESD) and is strongly encouraged to do so.

3. OTHER OBLIGATIONS APPLICABLE TO REO PROPERTIES:

A. Selection of Title and Escrow: California Civil Code § 1103.22 prohibits Seller from requiring, directly or indirectly, a Buyer to purchase title insurance or escrow services from a particular title insurer or escrow agent in connection with the sale of residential property improved with four or fewer dwellings. The Buyer may agree to use the title or escrow provider recommended by Seller if the Buyer has been informed of the right to make an independent selection of the applicable service. C.A.R. Form REO (revised 12/21) may be used to inform the buyer of that right. Federal law, 12 U.S.C. § 2608, prohibits Seller from requiring, directly or indirectly, that the Buyer purchase title insurance from any particular title company as a condition of selling residential property improved with four or fewer dwellings if the purchase title or escrow services from any particular provider. Any communications from Seller that Broker may deliver to Buyer or Buyer's agent concerning the selection of title or escrow services should not be construed as Broker's endorsement or recommendation of, or request for Buyer to use, any particular title or escrow provider.

B. Local Law: Local law may impose obligations on the transfer of real property (such as the installation of low flow toilets or shower heads, emergency gas shut-ff valves or installation of smoke alarms). Local law should be consulted to determine if sales of Lender-owned property are exempt from such requirements.

C. Amendments to Contract: Seller-prepared addenda, amendments, or counter offers or a Seller-prepared contract, may conflict with, contradict or be inconsistent with terms in Buyer's offer. Brokers cannot advise Buyer or Seller: **(i)** which specific terms in any offer may be affected; **(ii)** whether the terms in any such Seller-prepared documents are permissible under California Law; or **(iii)** in the vent of a discrepancy between the Seller-prepared documents and any other Agreement between Buyer and Seller, which document or which terms may supersede the other. Buyer is advised to seek legal counsel to discuss the applicability and interpretation of any Seller-prepared documents prior to signing any such documents.

D. Rental Property: If the Property was occupied by a tenant at the time the lender acquired the Property and the tenant had a bona fide arm's length rental agreement at a fair market rate, the tenant may be entitle to the balance of their lease term, or at least a 90-day notice for termination of a month-to-month tenancy. In addition, certain rent control jurisdictions have asserted that the tenant has rights under rent control after a foreclosure. Moreover, the tenant may be entitled to the return of their security deposit even if the security deposit was not given to the lender after the foreclosure sale or to the buyer of the REO Property.

4. BROKERS:

A. Inspection: The sale is not exempt from the Broker's obligation to conduct a reasonably competent and diligent visual inspection of the accessible areas of the Property and disclose to Buyer material facts revealed by such an inspection in the sale of residential property containing one-to-four dwelling units. Brokers may do so on C.A.R. Form AVID.

B. Agency: The sale is not exempt from the obligation to provide agency relationship disclosure and confirmation forms in the sale of residential property containing one-to-four dwelling units, commercial Property and vacant land.

By signing below, the undersigned acknowledge that each has read, understands and has received a copy of this REO Advisory (Listing).

Seller X Tina Gomez Date 08.10.2026
Finance of America Reserve, LLC

Seller ______ Date ______

Brokerage Firm ***Coldwell bankr Realty*** Lic. # ***00616212***

By Philip Boroda Lic. # ***00822192*** Date 7/15/2026
Philip Boroda / Bassem Fattel

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

EXEMPT SELLER DISCLOSURE

Use by Sellers Who Are Exempt From Completing a TDS, Or For Any Seller Who Does Not Provide a SPQ.
(C.A.R. Form ESD, Revised 6/26)

COLDWELL BANKER REALTY

Seller makes the following disclosures with regard to the real property or manufactured home described as ***5717 4th Avenue*** , situated in ***Los Angeles*** (City), ***Los Angeles*** (County), California, ***90043*** (Zip Code), Assessor's Parcel No. ***5006-028-026*** ("Property").

☐ This property is a duplex, triplex, fourplex, or otherwise has additional dwelling units. An ESD is required for all units. This ESD is for all units (or ☐ only unit(s) ________).

1. A. Under California law (Civil Code §1102, et seq.) most Sellers of real property containing 1-4 residential units are required to provide prospective Buyers with a completed Real Estate Transfer Disclosure Statement ("TDS"). Certain Sellers are exempt from completing the TDS but not exempt from making other disclosures. Sellers who are not legally required to complete a TDS can use this form to make other required disclosures, including the disclosure of material facts of which they are aware.
   B. Under Civil Code §§ 1101.4 and 1101.5, non-compliant plumbing fixtures in any single family or multi-family residential real property built before January 1, 1994 shall be replaced, by the Property owner, with water-conserving plumbing fixtures.
   C. Even if Seller is exempt from completing a TDS, Seller may not be exempt from water heater and smoke detector compliance requirements. See C.A.R. Form WHS for more information.
2. **THE FOLLOWING ARE REPRESENTATIONS MADE BY THE SELLER AND ARE NOT THE REPRESENTATIONS OF THE AGENT(S), IF ANY. THIS DISCLOSURE STATEMENT IS NOT A WARRANTY OF ANY KIND BY THE SELLER OR ANY AGENT(S) AND IS NOT A SUBSTITUTE FOR ANY INSPECTIONS OR WARRANTIES THE PRINCIPAL(S) MAY WISH TO OBTAIN. A REAL ESTATE BROKER IS QUALIFIED TO ADVISE ON REAL ESTATE TRANSACTIONS. IF SELLER OR BUYER DESIRE LEGAL ADVICE, CONSULT AN ATTORNEY.**
3. **Are you (Seller) aware of any of the following? (Explain any "yes" answers below.)**
   A. Within the last 3 years, the death of an occupant of the Property upon the Property .... ☐ Yes ☐ No
   B. An Order from a government health official identifying the Property as being contaminated by methamphetamine. (If yes, attach a copy of the Order.) .... ☐ Yes ☐ No
   C. The release of an illegal controlled substance on or beneath the Property .... ☐ Yes ☐ No
   D. Whether the Property is located in or adjacent to an "industrial use" zone .... ☐ Yes ☐ No
   (In general, a zone or district allowing manufacturing, commercial or airport uses.)
   E. Whether the Property is affected by a nuisance created by an "industrial use" zone .... ☐ Yes ☐ No
   F. Whether the Property is located within 1 mile of a former federal or state ordnance location (In general, an area once used for military training purposes that may contain potentially explosive munitions.) .... ☐ Yes ☐ No
   G. Whether the Property is (i) a condominium or (ii) located in a planned unit development or (iii) other common interest subdivision .... ☐ Yes ☐ No
   H. Insurance claims affecting the Property within the past 5 years........ ☐ Yes ☐ No
   I. Matters affecting title of the Property .... ☐ Yes ☐ No
   J. Plumbing fixtures on the Property that are non-compliant plumbing fixtures as defined by Civil Code § 1101.3 .... ☐ Yes ☐ No
   K. Any other material facts or defects affecting the Property, or material documents in Seller's possession affecting the Property, not otherwise disclosed to Buyer .... ☐ Yes ☐ No

   Explanation, or ☐ (if checked) see attached; BANK OWNED

Seller represents that the information herein is true and correct to the best of Seller's knowledge as of the date signed by Seller. Seller hereby authorizes any agent(s) representing any principal(s) in this transaction to provide a Copy of this statement to any person or entity in connection with any actual or anticipated sale of the Property.

Seller X *Tina Gomez* ***Finance of America Reserve, LLC*** Date 08.10.2026

Seller ________ Date ________

By signing below, Buyer acknowledges Buyer has received, read, and understands this Exempt Seller Disclosure form.

Buyer X [signature] Signed by: 47BA00E8EA7A47F... ***Elata Investments, LLC*** Date 7/28/2026

Buyer ________ Date ________

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

SQUARE FOOTAGE AND LOT SIZE ADVISORY AND DISCLOSURE

(C.A.R. Form SFLS, Revised 12/24)

COLDWELL BANKER REALTY

Property Address: *5717 4th Avenue, Los Angeles, CA 90043* ("Property")

1. **DIFFERENT SOURCES OF SQUARE FOOTAGE MEASUREMENTS:** Measurements of structures vary from source to source and that data is often contradictory. There is no one "official" size source or a "standard" method of calculating exterior structural size, interior space or square footage. Buyer should not rely on any advertised or disclosed square footage measurements and should retain their own experts to measure, as applicable, structure size and square footage during their investigation period, if any. This is especially important if Buyer is using square footage to determine whether to purchase the Property or are using a price per square foot to determine purchase price. Price per square foot calculations are generally broad estimates only, which can vary greatly depending upon property location, type of property and amenities. Such calculations should not be relied upon by Buyer and the accuracy of any such figures should be independently verified by Buyer with their own experts including, but not limited to, a licensed appraiser.
2. **PROPERTY (LOT) SIZE, DIMENSIONS, CONFIGURATIONS, AND BOUNDARIES:** Fences, hedges, walls, retaining walls, and other barriers or markers may not correspond with any legally-defined property boundaries. Existing structures or amenities may not be located within the actual property boundaries or local setback requirements. If lot size, dimensions, property configurations, boundary lines, and locations of improvements are important to Buyer's decision to purchase or the price Buyer is willing to pay, then Buyer should independently investigate by retaining the services of a licensed surveyor, the only professional who can accurately determine lot dimensions, boundary locations and acreage for the Property.
3. **BROKER OBLIGATIONS:** Brokers and Agents do not have expertise in determining the exact square footage and lot size. Broker has not and will not verify the accuracy of any numerical statements regarding square footage, room dimensions, or lot size, or the location of boundaries.
4. **DISCLOSURE OF MEASUREMENTS AND SOURCES: Square footage and/or lot size numbers inserted into the spaces below, if any, were taken from the referenced source and may be approximations only. Other measurement sizes may exist from other sources.**

Source of Information	Sq. Footage	Lot Size	Additional Information	If checked, report attached
Public Record	*1,708*	*5,400*		☐
Multiple Listing Service	*1,708*	*5,400*		☐
Seller			Measurement comes from the following source:	☐
Appraisal #1				☐
Appraisal #2				☐
Condominium Map/Plan				☐
Architectural Drawings				☐
Floor Plan/Drawings				☐
Survey				☐
Other				☐
Other				☐

By signing below, Seller: (i) represents that Seller is not aware of any other measurements of the Property; and (ii) acknowledges that Seller has read, understands, and received a Copy of this Square Footage and Lot Size Advisory and Disclosure. Seller is encouraged to read it carefully.

Seller X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

Seller ______ Date ______

By signing below, Buyer acknowledges that Buyer has read, understands, and received a Copy of this Square Footage and Lot Size Advisory and Disclosure. Buyer is encouraged to read it carefully. IF NO INFORMATION IS PROVIDED AND/OR ANY OF THESE MEASUREMENTS ARE MATERIAL TO BUYER, BUYER IS STRONGLY ADVISED TO INVESTIGATE THE VALIDITY, ACCURACY, OR EXISTENCE OF ANY MEASUREMENTS PROVIDED HEREIN OR OTHERWISE. IF BUYER DOES NOT DO SO, BUYER IS ACTING AGAINST THE ADVICE OF BROKERS AND AGENTS.

Signed by:

Buyer X [signature] 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026

Buyer ______ Date ______

CALIFORNIA ASSOCIATION OF REALTORS®

DISCLOSURE AND CONSENT TO POSSIBLE REPRESENTATION OF MORE THAN ONE BUYER OR SELLER AND DUAL AGENCY IN A TRANSACTION

(C.A.R. Form PRBS, Reviewed 6/26)

1. **BROKER AGENCY RELATIONSHIP WITH MULTIPLE PRINCIPALS:** A real estate broker ("Brokerage"), whether a corporation, partnership or sole proprietorship, may legally represent more than one buyer or seller. This multiple representation can occur through a sole proprietor Brokerage; or through a salesperson or broker acting under the Brokerage's license ("Associate Licensee"). Associate Licensees under a Brokerage's license may be working out of the same or different office locations, and may or may not know one another. Clients of the Brokerage may have similar goals and may compete against each other for the same property or the same pool of prospective buyers. Some buyers and sellers prefer to work with individual, sole proprietor brokerages, some with brokerages that have multiple licensees, and others with large brokerage companies that have multiple offices and may have a regional, statewide or a national or international presence. Each has its own advantages. It is important for buyers and sellers to understand how the Brokerage representation of multiple buyers or sellers may impact them under various situations.
   A. **MULTIPLE BUYERS:** Brokerage (individually or through any of its Associate Licensees) may work with many prospective buyers at the same time. These prospective buyers may have an interest in, and make offers on, the same properties. Some of these properties may be listed by the Brokerage. Whether Brokerage is large or small, it is possible that one Associate-Licensee (agent 1) working with a buyer may not be aware that another Associate-Licensee (agent 2) is working with a different buyer who is interested in viewing or making an offer on the same property as agent 1's client, and vise-versa. Brokerage will not limit or restrict any buyer from making an offer on any specific property, whether or not the Brokerage represents other buyers interested in the same property.
   B. **MULTIPLE SELLERS:** Brokerage (individually or through its Associate Licensees) may have listings on many properties at the same time. As a result, Brokerage will attempt to find buyers for each of those listed properties. Some listed properties may appeal to the same prospective buyers. Some properties may attract more prospective buyers than others. Some of these prospective buyers may be represented by Brokerage and some may not. Brokerage will market all listed properties to all prospective buyers, whether or not Brokerage has other listed properties that may appeal to the same prospective buyers.
   C. **DUAL AGENCY IN A TRANSACTION:** California law allows a brokerage to represent both a buyer and a seller in a transaction (Civil Code § 2079 et seq.).
      (1) **Brokerage Dual Agency:** If one Associate-Licensee from the Brokerage is working with a buyer and another Associate-Licensee from the same Brokerage is working with a seller on the same transaction, the Brokerage is considered a dual agent with fiduciary duties to both buyer and seller. In that situation, each individual Associate Licensee working on the transaction is also considered a dual agent having the same knowledge and responsibility as the Brokerage.
      (2) **Single Agent Dual Agency:** Another form of dual agency occurs when an individual Associate-Licensee is working with both the buyer and seller in the same transaction. In that situation, both the Brokerage company and the individual Associate-Licensee are dual agents with fiduciary duties to each side of the transaction. There is no one approach to this situation. Some brokerages allow the single agent dual agent to continue to represent both parties, as that Associate-Licensee is the chosen agent of the principal. Some brokerages recommend that the broker or an office manager get involved if there is a dispute between the buyer and seller. Some brokerages will require that the broker or an office manager assist the Associate-Licensee with one principal or the other, even if the parties do not have a dispute. Whether one of these approaches, or another, is taken in a single agent dual agency will depend on the circumstances and the brokerage policy. Regardless of the approach, the Associate-Licensee and Brokerage shall conduct activity consistent with the terms in **paragraph 2C.**

2. **ACKNOWLEDGEMENT AND CONSENT:**
   A. **OFFERS ARE NOT NECESSARILY CONFIDENTIAL:** Buyer is advised that seller or listing agent may disclose the existence, terms, or conditions of buyer's offer to other interested buyers and agents unless all parties and their agent have signed a written confidentiality agreement, (C.A.R. Form NDA). In the absence of a signed NDA, Buyer consents to such disclosure. Whether any such information is actually disclosed depends on many factors, such as current market conditions, the prevailing practice in the real estate community, the listing agent's marketing strategy, and the instructions of the seller.
   B. **MULTIPLE BUYERS OR SELLERS:** If Seller is represented by Brokerage, Seller acknowledges that Brokerage may represent prospective buyers of Seller's property and consents to Brokerage acting as a dual agent for both Seller and buyer in that transaction. If Buyer is represented by Brokerage, Buyer acknowledges that Brokerage may represent sellers of property that Buyer is interested in acquiring and consents to Brokerage acting as a dual agent for both Buyer and seller with regard to that property.
   C. **DUAL AGENCY IN A TRANSACTION:** In the event of dual agency, Seller and Buyer agree that: **(i)** a dual agent may not, without the express permission of the respective party, disclose to the other party confidential information, including, but not limited to, facts relating to either the buyer's or seller's financial position, motivations, bargaining position, or other personal information that may impact price, including the Seller's willingness to accept a price less than the listing price or the Buyer's willingness to pay a price greater than the price offered; and **(ii)** except as set forth above, a dual agent is obligated to disclose known facts materially affecting the value or desirability of the Property to both parties. Seller and Buyer should discuss with a dual agent the details and parameters of this requirement. Seller and/or Buyer consents to allowing Brokerage to act as a dual agent in a transaction.

By signing below, Buyer and/or Seller acknowledge that each has received a copy of this Disclosure and Consent to Possible Representation of More than One Buyer or Seller and Dual Agency in a Transaction, and each has read, understands, and agrees to its terms and consents to the agency possibilities disclosed.

Signed by:

Buyer X 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026

Buyer ______ Date ______

Seller X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

Seller ______ Date ______

Buyer's Brokerage Firm ***Condon Realty Group*** DRE Lic # ***02128446***

DocuSigned by:

By David Condon DRE Lic # ***02128446*** Date 7/27/2026

David Condon

Seller's Brokerage Firm ***Coldwell bankr Realty*** DRE Lic # ***00616212***

By Philip Boroda DRE Lic # ***00822192*** Date 7/24/2026

Philip Boroda / Bassem Fattah

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

CONFIRMATION OF REAL ESTATE AGENCY RELATIONSHIPS

(As required by the Civil Code § 2079.17)
(C.A.R. Form AC, Revised 6/26)

Subject Property Address *5717 4th Avenue, Los Angeles, CA 90043*

This form supersedes by correcting (or ☐ by adding to) the agency confirmation in the Purchase Agreement or Lease dated *06/22/2026*. **The term Housing Provider also includes Landlord or Rental Property Owner.**

CONFIRMATION: The following agency relationships are confirmed for this transaction:

Seller's Brokerage Firm *Coldwell bankr Realty* License Number *00616212*
is the broker of (check one) ☒ the Seller/Housing Provider; or ☐ both the Buyer/Tenant and Seller/Housing Provider (dual agent).

Seller's Agent *Philip Boroda / Bassem Fattah* License Number *00822192*
is (check one) ☒ the Seller's/Housing Provider's Agent (salesperson or broker associate); or ☐ both the Buyer's/Tenant's and Seller's/Housing Provider's Agent (dual agent).

Buyer's Brokerage Firm *Condon Realty Group* License Number *02128446*
is the broker of (check one) ☒ the Buyer/Tenant; or ☐ both the Buyer/Tenant and Seller/Housing Provider (dual agent).

Buyer's Agent *David Condon* License Number *02128446*
is (check one) ☒ the Buyer's/Tenant's Agent (salesperson or broker associate); or ☐ both the Buyer's/Tenant's and Seller's/ Housing Provider's Agent (dual agent).

I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS CONFIRMATION OF REAL ESTATE AGENCY RELATIONSHIPS.

Seller/Housing Provider X Tina Gomez Date 08.10.2026
Finance of America Reserve, LLC

Seller/Housing Provider ______ Date ______

Buyer/Tenant X Signed by: [signature] Date 7/28/2026
Elata Investments, LLC 47BA09E9EA7A47D...

Buyer/Tenant ______ Date ______

Seller's Brokerage Firm *Coldwell bankr Realty*

By Philip Boroda / [signature] Date 7/24/2026
Philip Boroda / Bassem Fattah

Buyer's Brokerage Firm *Condon Realty Group*

By DocuSigned by: David Condon Date 7/27/2026
David Condon ...23416...

A REAL ESTATE BROKER IS QUALIFIED TO ADVISE ON REAL ESTATE. IF YOU DESIRE LEGAL ADVICE, CONSULT A QUALIFIED CALIFORNIA REAL ESTATE ATTORNEY.

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

COLDWELL BANKER REALTY

REO ADVISORY

For Properties Being Sold by a Lender After Foreclosure
(C.A.R. Form REO, Revised 12/23)

Property Address: *5717 4th Avenue, Los Angeles, CA 90043* ("Property").

The Seller of the Property is a lender who has acquired title to the Property either by foreclosure or through a deed given in lieu of foreclosure. Many obligations imposed upon sellers, particularly sellers of real property containing one-to-four dwelling units, may not be applicable to the sale of the Property. However, even though Seller is exempt from some obligations, Seller must still comply with many others. This Advisory is intended to inform Buyer and Seller of their rights and obligations independent of those established by the contract between them.

1. **SELLER MUST COMPLY WITH THE FOLLOWING:**
   A. **Known Material Fact Disclosures:** Seller is obligated to disclose known material facts affecting the value and desirability of the Property.
   B. **Hazard Zones:** Seller is not exempt from applicable statutory obligations to disclose earthquake fault zones, seismic hazard zones, state fire responsibility areas, very high fire hazard severity zones, special flood hazard areas and flood hazard zones pursuant to the Public Resources Code, Government Code and United States Code, even though, pursuant to the Civil Code, the specific NHD Form is not required to be completed.
   C. **Smoke Detectors:** The sale is not exempt from the State requirements that, for single family residences, operable smoke detectors be in place and that a written statement of compliance be provided to Buyer. It is negotiable between Buyer and Seller who is to pay for the cost of compliance.
   D. **Water Heaters:** The sale is not exempt from the State requirement that water heaters be properly anchored, braced or strapped and that Seller provide a written statement of compliance to Buyer. It is negotiable between Buyer and Seller who is to pay for the cost of compliance.
   E. **Lead-based Paint:** The Seller is not exempt from the federal obligation to: **(i)** disclose known lead-based paint and lead-based paint hazards; **(ii)** provide Buyer with copies of reports or studies covering lead-based paint and hazards on the Property; **(iii)** provide Buyer with the pamphlet "Protect Your Family From Lead In Your Home"; and **(iv)** give Buyer a 10-day opportunity to inspect for lead-based paint and hazards, if the Property contains residential dwelling units and was constructed prior to 1978.
   F. **Carbon Monoxide Devices:** The sale is not exempt from the State requirements that on or before July 1, 2011, for all existing single family dwelling units, and on or before January 1, 2013, for all other existing dwelling units, the owner must install a carbon monoxide device approved and listed by the State Fire Marshall in the dwelling unit if the dwelling unit has a fossil fuel burning heater or appliance, fireplace, or an attached garage.
   G. **Water Conserving Plumbing Fixtures: This Sale is not exempt from the State requirement that (i) single family residences built before January 1, 1994 be equipped with water conserving plumbing fixtures by January 1, 2017 and multi-family and commercial properties be equipped with water conserving plumbing fixtures by January 1, 2019; (ii) Sellers disclose to Buyers the requirements of the law; and (iii) sellers disclose to Buyers whether the Property contains any non-compliant plumbing fixtures. See C.A.R. Form WCMD for further information.**
   H. **Tax Withholding:** The sale is not exempt from providing information pertaining to the withholding obligation under either the federal "FIRPTA" or the California withholding requirements upon the sale of real property. However, an REO Seller which is a corporation or limited liability company, formed within the United States, and qualified either with the Secretary of State to do business in California or with a permanent place of business in California, will be exempt from withholding under both federal and California law.
   I. **Megan's Law Database Disclosure:** The sale is not exempt from the requirement that residential sales contracts contain the following notice regarding the availability of information about registered sex offenders. "Notice: Pursuant to Section 290.46 of the Penal Code, information about specified registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at **www.meganslaw.ca.gov**. Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides." (Neither Seller nor Brokers are required to check this website. If Buyer wants further information, Broker recommends that Buyer obtain information from this website during Buyer's inspection contingency period. Brokers do not have expertise in this area.)
   J. **Notice Regarding Gas And Hazardous Liquid Transmission Pipelines:** This notice is being provided simply to inform you that information about the general location of gas and hazardous liquid transmission pipelines is available to the public via the National Pipeline Mapping System (NPMS) Internet Web site maintained by the United States Department of Transportation at **http://www.npms.phmsa.dot.gov/**. To seek further information about possible transmission pipelines near the Property, you may contact your local gas utility or other pipeline operators in the area. Contact information for pipeline operators is searchable by ZIP Code and county on the NPMS Internet Website. (Neither Seller nor Agent are required to check this website. If Buyer wants further information, Agent recommends that Buyer obtain information from this website during Buyer's investigation contingency period. Agent do not have expertise in this area.)

Buyer's Initials x ______ ______ Seller's Initials x TG ______

2. **SELLER MAY BE EXEMPT FROM THE FOLLOWING:**

A. Disclosure Statements: Seller does not have to complete, sign and provide Buyer with a Real Estate Transfer Disclosure Statement (C.A.R. Form TDS) or Natural Hazard Disclosure Statement. Seller remains obligated to make the disclosures and comply with the items specified in **paragraph 1**.

B. Other Exemptions: Seller is exempt from providing Buyer with a Mello-Roos district lien disclosure, an Improvement Bond Act of 1915 notice, a Supplemental Property Tax notice, a Notice of Private Transfer Fee pursuant to California Civil Code §§ 1102 et seq. and either a Homeowner's or Commercial Property Owners Guide to Earthquake Safety

C. Exempt Seller Disclosures: Even exempt Sellers have statutory or contractual obligations to make certain disclosures and may be required by contract to use an Exempt Seller Disclosure (C.A.R. Form ESD) and is strongly encouraged to do so.

3. **OTHER OBLIGATIONS APPLICABLE TO REO PROPERTIES:**

A. Selection of Title and Escrow: California Civil Code section 1103.22 prohibits Seller from requiring, directly or indirectly, a Buyer to purchase title insurance or escrow services from a particular title insurer or escrow agent in connection with the sale of residential property improved with four or fewer dwellings. The Buyer may agree to use the title or escrow provider recommended by Seller if the Buyer has been informed of the right to make an independent selection of the applicable service. Federal law, 12 U.S.C. Section 2608, prohibits Seller from requiring, directly or indirectly, that the Buyer purchase title insurance from any particular title company as a condition of selling residential property improved with four or fewer dwellings if the purchase will be made with a federally-related mortgage loan. Seller and Buyer understand that Brokers do not require Buyer to purchase title or escrow services from any particular provider. Any communications from Seller that Broker may deliver to Buyer or Buyer's agent concerning the selection of title or escrow services should not be construed as Broker's endorsement or recommendation of, or request for Buyer to use, any particular title or escrow provider.

B. Local Law: Local law may impose obligations on the transfer of real property (such as the installation of low flow toilets or shower heads, emergency gas shut-off valves or installation of smoke detectors). Local law should be consulted to determine if sales of Lender-owned property are exempt from such requirements.

C. Amendments to Contract: Seller-prepared addenda, amendments, or counter-offers or a Seller-prepared contract, may conflict with, contradict or be inconsistent with terms in Buyer's offer. Brokers cannot advise Buyer or Seller: **(i)** which specific terms in any offer may be affected; **(ii)** whether the terms in any such Seller-prepared documents are permissible under California Law; or **(iii)** in the event of a discrepancy between the Seller-prepared documents and any other Agreement between Buyer and Seller, which document or which terms may supersede the other. Buyer is advised to seek legal counsel to discuss the applicability and interpretation of any Seller-prepared documents prior to signing any such documents.

D. Rental Property: If the Property was occupied by a tenant at the time the lender acquired the Property and the tenant had a bona fide arm's length rental agreement at a fair market rate, the tenant may be entitled to the balance of their lease term, or at least a 90-day notice for termination of a month-to-month tenancy. In addition, certain rent control jurisdictions have asserted that the tenant has rights under rent control after a foreclosure. Moreover, the tenant may be entitled to the return of their security deposit even if the security deposit was not given to the lender after the foreclosure sale or to the buyer of the REO Property.

4. **BROKERS:**

A. Inspection: The sale is not exempt from the Broker's obligation to conduct a reasonably competent and diligent visual inspection of the accessible areas of the Property and disclose to Buyer material facts revealed by such an inspection in the sale of residential property containing one-to-four dwelling units. Brokers may do so on C.A.R. Form AVID.

B. Agency: The sale is not exempt from the obligation to provide agency relationship disclosure and confirmation forms in the sale of residential property containing one-to-four dwelling units, commercial Property and vacant land.

By signing below, the undersigned acknowledge that each has read, understands and has received a copy of this REO Advisory.

Signed by:

Buyer X [signature] 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026

Buyer ______ Date ______

Seller X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

Seller ______ Date ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

WILDFIRE DISASTER ADVISORY

(For use with properties in or around areas affected by a wildfire)
(C.A.R. Form WFDA, Revised 12/25)

COLDWELL BANKER REALTY

1. **WILDFIRE DISASTERS:** Buyer/Tenant is aware that as a result of recent wildfire disasters there are current and unresolved health and safety concerns related to the aftermath and clean up of the wildfire disaster areas, as well as unknown and possible future concerns related to the rebuilding of infrastructure in the affected areas of the wildfires. Unfortunately, the impact of wildfires has not been limited to the fire areas themselves. Many areas have had air quality impacted by smoke and air particulates from distant fires. Additionally, fires continue to occur in previously unaffected areas. Fires may be an issue throughout the state of California.
2. **WILDFIRE DISASTER CONCERNS AND ISSUES:** The following non-exhaustive list represents concerns and issues that may impact Buyer/Tenant decisions about purchasing or leasing property impacted by a wildfire disaster, both now and in the future. It is not intended to be, nor can it be, a checklist for all issues that might arise when purchasing or leasing property impacted by a wildfire disaster. **Concerns and issues include, but are not limited to:**
   - **A.** Insurance-related issues such as past claims, the importance of identifying the insurability of the property, and the availability and the cost of insurance as early in the process as possible;
   - **B.** Lot clearing costs and requirements; toxic materials analysis, debris removal requirements;
   - **C.** Whether the home has been fire hardened, and if so to what extent, to help reduce the risk of the structure catching fire;
   - **D.** Local, state and federal requirements for cleanup and building approvals;
   - **E.** Air quality, soil quality, and any other environmental or personal health concerns, even after the wildfire event has ended;
   - **F.** Timelines, costs and requirements when obtaining required permits for building and utilities installation;
   - **G.** Availability of and access to electricity, gas, sewer and other public or private utility services;
   - **H.** Water delivery/potability; septic and/or sewer design; requirements and construction costs;
   - **I.** Potential redesign of streets and infrastructure including possible eminent domain, land condemnation and/or acquisition;
   - **J.** Inconvenience and delays due to road construction and unavailability of various goods, systems, or services; and
   - **K.** Impact that federal, state or local disaster declarations may have on materials prices, costs and rents.
3. **BUYER/TENANT ADVISORIES:** Buyer/Tenant, you are hereby advised:
   - **A.** To check early in your transaction to determine if you are able to obtain insurance on the property.
   - **B.** To investigate to your own satisfaction any and all of your concerns about the intended use of the property.
   - **C.** That the wildfire disaster area will likely be under construction for a protracted period of time after a fire, and you may be inconvenienced by delays, traffic congestion, noise, dust, and intermittent availability of utilities.
   - **D.** That due to the extraordinary catastrophe of a wildfire, there may be changes and variations in local, state or federal laws, codes, or requirements throughout the ongoing process of planning and rebuilding in the wildfire disaster area.
   - **E.** That some insurers have reduced or cancelled offerings for fire insurance, or have increased costs, and this may impact your ability to afford or to qualify for loans or meet income ratios for rentals.
   - **F.** That if you are unable to obtain fire insurance, and you have removed the insurance contingency, and you are unable to proceed with your transaction, you may be in breach of the purchase or rental agreement.
4. **RESOURCES:** Below is a non-exhaustive list of potential resources provided as a starting point for Buyer/Tenant investigations and not as an endorsement or guarantee that any federal, state, county, city, or other resource will provide complete advice.
   - **A.** California Department of Insurance "Wildfire Resource" http://insurance.ca.gov/01-consumers/140-catastrophes/WildfireResources.cfm; 1-800-927-4357
   - **B.** Governor's Office of Emergency Services "Cal OES" California Wildfires Statewide Recovery Resources https://wildfirerecovery.caloes.ca.gov/
   - **C.** California Department of Forestry and Fire ("Cal Fire") https://calfire.ca.gov/ and https://www.readyforwildfire.org/
   - **D.** California Department of Transportation https://dot.ca.gov
   - **E.** California Attorney General https://oag.ca.gov/consumers/pricegougingduringdisasters#8C1
   - **F.** American Institute of Architects "Wildfire Recovery Resources" https://aia.org/pages/165776-wildfire-recovery-resources
     1. "Hardening for Wildfire Resilience" https://aiacalifornia.org/what-you-can-do-right-now/hardening-for-wildfire-resilience/
     2. "Component Fire Relief and Recovery Resources" at https://aiacalifornia.org/news/aia-component-fire-relief-and-recovery resources/
   - **G.** Buyer/Tenant is advised to check all local municipalities (County, City, and/or Town where the property is located) for additional resources.
5. **FIRE HARDENING AND DEFENSIBLE SPACE ADVISORY:**
   - **A. DISCLOSURE AND COMPLIANCE: California law requires certain disclosures be made concerning a property's compliance with safeguards that may minimize the risk of a structure on the property catching fire (fire hardening) and that an agreement be reached concerning compliance with requirements that the area surrounding structures be maintained to minimize the risk of the spread of wildfires (defensible space). The fire hardening and defensible space laws only apply if, among other requirements, the property is located** in either a high or very high fire hazard severity zone. If there exists a final inspection report covering fire hardening or defensible space compliance, such a report may need to be provided to the buyer. C.A.R. Form FHDS may be used to satisfy the legal requirements.
   - **B. WHERE TO LOCATE INFORMATION:** Seller has the obligation to determine if compliance with the fire hardening and defensible space requirements are applicable to Seller and the property. It may be possible to determine if a property is in a **high or very high** fire hazard severity zone by consulting with a natural hazard zone disclosure company or reviewing the company's report. This information may also be available through a local agency where this information should have been filed.

C. **POST CLOSING ISSUES:** A buyer who agrees to bring the property into compliance with defensible space laws after Close of Escrow, and does not do so: **(i)** May be subject to fines and enforcement actions by government agencies in addition to the cost of compliance; **(ii)** May incur increases in property insurance premiums or cancellation of such insurance policies; and **(iii)** Will be responsible for making appropriate disclosures concerning compliance with the property's defensible space laws when reselling the property.

D. **OPTIONAL DISCLOSURE AND REPORTS:** Even if the property is not in either of the zones specified above, or if the Seller is unable to determine whether the property is in either of those zones, if the property is in or near a mountainous area, forest-covered lands, brush-covered lands, grass-covered lands, or land that is covered with flammable material, a Seller may choose to make the disclosures because a Buyer might consider the information material. Reports in the Seller's possession that materially affect the value and desirability of the property shall be Delivered as provided by the agreement.

6. **BUYER/TENANT ACKNOWLEDGEMENT:** Buyer/Tenant understands that Real Estate Agents and Real Estate Brokers have no authority or expertise in providing guidance through the process of investigating the concerns described herein. Buyer/Tenant has an affirmative duty to exercise reasonable care in protecting themselves.

By signing below, Buyer/Tenant acknowledges that they have received a copy of this Wildfire Disaster Advisory, and they have read and understand its terms.

Buyer/Tenant X ______________________ Date 7/28/2026

47BA00E85A7A475

Elata Investments, LLC

Buyer/Tenant ______________________ Date ______

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

WATER HEATER AND SMOKE ALARM STATEMENT OF COMPLIANCE

(C.A.R. Form WHSD, Revised 12/23)

COLDWELL BANKER REALTY

Property Address: *5717 4th Avenue, Los Angeles, CA 90043*

NOTE: For use only for REO sales with Exempt Seller Disclosure (ESD). A seller who is not required to provide one of the following statements of compliance is not necessarily exempt from the obligation to provide the other statement of compliance.

WATER HEATER STATEMENT OF COMPLIANCE

1. **STATE LAW:** California Law requires that all new and replacement water heaters and existing residential water heaters be braced, anchored or strapped to resist falling or horizontal displacement due to earthquake motion. "Water heater" means any standard water heater with a capacity of no more than 120 gallons for which a pre-engineered strapping kit is readily available. (Health and Safety Code § 19211d). Although not specifically stated, the statute requiring a statement of compliance does not appear to apply to a properly installed and bolted tankless water heater for the following reasons: There is no tank that can overturn; Pre-engineered strapping kits for such devices are not readily available; and Bolting already exists that would help avoid displacement or breakage in the event of an earthquake.
2. **LOCAL REQUIREMENTS:** Some local ordinances impose more stringent water heater bracing, anchoring or strapping requirements than does California Law. Therefore, it is important to check with local city or county building and safety departments regarding the applicable water heater bracing, anchoring or strapping requirements for your property.
3. **TRANSFEROR'S WRITTEN STATEMENT:** California Health and Safety Code § 19211 requires the seller of any real property containing a water heater to certify, in writing, that the seller is in compliance with California State Law. If the Property is a manufactured or mobile home, Seller shall also file a required Statement with the Department of Housing and Community Development.
4. **CERTIFICATION:** Seller represents that the Property, as of the Close Of Escrow, will be in compliance with Health and Safety Code § 19211 by having the water heater(s) braced, anchored or strapped in place, in accordance with those requirements.

Seller X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

Seller ______ Date ______

The undersigned hereby acknowledge(s) receipt of a copy of this document.

Buyer X [signature] 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026

Buyer ______ Date ______

SMOKE ALARM STATEMENT OF COMPLIANCE

1. **STATE LAW:** California Law requires that **(i)** every single-family dwelling and factory built housing unit sold on or after January 1, 1986, must have an operable smoke alarm, approved and listed by the State Fire Marshal, installed in accordance with the State Fire Marshal's regulations (Health and Safety Code § 13113.8) and **(ii)** all used manufactured or mobilehomes have an operable smoke alarm in each sleeping room.
2. **LOCAL REQUIREMENTS:** Some local ordinances impose more stringent smoke alarm requirements than does California Law. Therefore, it is important to check with local city or county building and safety departments regarding the applicable smoke alarm requirements for your property.
3. **TRANSFEROR'S WRITTEN STATEMENT:** California Health and Safety Code § 13113.8(b) requires every transferor of any real property containing a single-family dwelling, whether the transfer is made by sale, exchange, or real property sales contract (installment sales contract), to deliver to the transferee a written statement indicating that the transferor is in compliance with California State Law concerning smoke alarms. If the Property is a manufactured or mobile home, Seller shall also file a required Statement with the Department of Housing and Community Development (HCD).
4. **EXCEPTIONS:** Generally, a written statement of smoke alarm compliance is not required for transactions for which the Seller is exempt from providing a transfer disclosure statement.
5. **CERTIFICATION:** Seller represents that the Property, as of the Close Of Escrow, will be in compliance with the law by having operable smoke alarm(s) **(i)** approved and listed by the State Fire Marshal installed in accordance with the State Fire Marshal's regulations Health and Safety Code § 13113.8 or **(ii)** in compliance with Manufactured Housing Construction and Safety Act (Health and Safety Code § 18029.6) located in each sleeping room for used manufactured or mobilehomes as required by HCD and **(iii)** in accordance with applicable local ordinance(s).

Seller X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

Seller ______ Date ______

The undersigned hereby acknowledge(s) receipt of a copy of this Water Heater and Smoke Alarm Statement of Compliance.

Buyer X [signature] 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026

Buyer ______ Date ______

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

WATER-CONSERVING PLUMBING FIXTURES AND CARBON MONOXIDE DETECTOR ADVISORY

COLDWELL BANKER REALTY

(C.A.R. Form WCMD, Revised 6/24)

1. **WATER-CONSERVING PLUMBING FIXTURES**
   A. **INSTALLATION:**
      (1) **Requirements:** California law (Civil Code §§ 1101.4 and 1101.5) requires all single-family residences, multi-family and commercial property built on or before January 1, 1994 to be equipped with water-conserving plumbing fixtures. Additionally, a residential and commercial property built on or before January 1, 1994 that is altered or improved is required to be equipped with water-conserving plumbing fixtures as a condition of final approval if the alteration or improvement increases floor area space by more than 10 percent, or has a cost greater than $150,000, or for any room in a building which requires a building permit.
      (2) **Exceptions:** These requirements do not apply to **(i)** registered historical sites, **(ii)** real property for which a licensed plumber certified that, due to the age or configuration of the property or its plumbing, installation of water-conserving plumbing fixtures is not technically feasible, or **(iii)** a building for which water service is permanently disconnected. Additionally, there is a one-year exemption for any building slated for demolition, and any city or county that has adopted a retrofit requirement prior to 2009 is itself exempt. (Civil Code §§1101.6, 1101.7, and 1101.9.)
   B. **Disclosure of Water-Conserving Plumbing Fixtures:** Although the installation of water-conserving plumbing fixtures is not a point-of-sale requirement, California Civil Code §§ 1101.4 (single family properties beginning 2017) and 1101.5 (multifamily and commercial properties beginning 2019) require the seller to disclose to the buyer the requirements concerning water- conserving plumbing fixtures and whether the property contains any noncompliant water fixtures.
   C. **Noncompliant Water Fixtures:** Noncompliant water fixtures are any of the following: **(i)** any toilet manufactured to use more than 1.6 gallons of water per flush, **(ii)** any urinal manufactured to use more than one gallon of water per flush, **(iii)** any showerhead manufactured to have a flow capacity of more than 2.5 gallons of water per minute, **(iv)** any interior faucet that emits more than 2.2 gallons of water per minute. (Civil Code § 1101.3.) Buyer and Seller are each advised to consult with their own home inspector or contractor to determine if any water fixture is noncompliant. Buyer is advised to investigate the cost to bring any noncompliant water fixtures into compliance before removing the investigation contingency.
2. **CARBON MONOXIDE DETECTORS:**
   A. **INSTALLATION:**
      (1) **Requirements:** As of January 1, 2013, California law (Health and Safety Code §§ 13260 to 13263 and 17926 to 17926.2) has required the following types of dwelling units intended for human occupancy have carbon monoxide detectors installed: single-family dwellings, duplex, lodging house, dormitory, hotel, condominium, time-share and apartment, among others.
      (2) **Exceptions:** The law does not apply to a dwelling unit which does not have any of the following: a fossil fuel burning heater or appliance, a fireplace, or an attached garage. The law does not apply to dwelling units owned or leased by the State of California, the Regents of the University of California or local government agencies. Aside from these three owner types, there are **no other owner exemptions** from the installation requirement; it applies to all owners of dwellings, be they individual banks, corporations, or other entities. There is no exemption for REO properties.
   B. **DISCLOSURE OF CARBON MONOXIDE DETECTORS:** The Health and Safety Code does not require a disclosure regarding the existence of carbon monoxide detectors in a dwelling. However, a seller of residential 1-4 property who is required to complete a Real Estate Transfer Disclosure Statement, (C.A.R. Form TDS) or a Manufactured Home and Mobilehome Transfer Disclosure Statement (C.A.R. Form MHTDS) must use section II A of that form to disclose whether or not the dwelling unit has a carbon monoxide detector.
   C. **COMPLIANCE WITH INSTALLATION REQUIREMENT:** State building code requires at a minimum, placement of carbon monoxide detectors in applicable properties outside of each sleeping area, and on each floor in a multi-level dwelling but additional or different requirements may apply depending on local building standards and manufacturer instructions. An owner who fails to install a carbon monoxide detector when required by law and continues to fail to install the detector after being given notice by a governmental agency could be liable for a fine for each violation. A transfer of a property where a seller, as an owner, has not installed carbon monoxide detectors, when required to do so by law, will not be invalidated, but the seller/owner could be subject to damages, plus court costs and attorney fees. Buyer and Seller are each advised to consult with their own home inspector, contractor or building department to determine the exact location for installation of carbon monoxide detectors. Buyer is advised to consult with a professional of Buyer's choosing to determine whether the property has carbon monoxide detector(s) installed as required by law, and if not to discuss with their counsel the potential consequences.
3. **LOCAL REQUIREMENTS:** Some localities maintain their own retrofit or point of sale requirements which may include the requirement that water-conserving plumbing fixtures and/or a carbon monoxide detector be installed prior to a transfer of property. Therefore, it is important to check the local city or county building and safety departments regarding point of sale or retrofit requirements when transferring property.

By signing below, Buyer and Seller each acknowledge that they have read, understand, and have received a copy of this Water-Conserving Plumbing Fixtures and Carbon Monoxide Detector Advisory

Seller X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

Seller ______ Date ______

Buyer X Signed by: [signature] 47BA00E8EA7A47F... *Elata Investments, LLC* Date 7/28/2026

Buyer ______ Date ______

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

AGENT VISUAL INSPECTION DISCLOSURE

(CALIFORNIA CIVIL CODE § 2079 ET SEQ.)

For use by an agent when a transfer disclosure statement is required or when a seller is exempt from completing a TDS

(C.A.R. Form AVID, Revised 6/24)

COLDWELL BANKER REALTY

This inspection disclosure concerns the residential property situated in the City of ***Los Angeles***, County of ***Los Angeles***, State of California, described as ***5717 4th Avenue*** ("Property").

☐ This Property is a duplex, triplex, or fourplex, or otherwise has additional dwelling units. An AVID is required for all units. This AVID form is for ALL units (or ☐ only unit(s) ________).

Inspection Performed By (Real Estate Broker Firm Name) ***Coldwell Banker Realty***

California law requires, with limited exceptions, that a real estate broker or salesperson (collectively, "Agent") conduct a reasonably competent and diligent **visual** inspection of reasonably and normally accessible areas of certain properties offered for sale and then disclose to the prospective purchaser material facts affecting the value or desirability of that property that the inspection reveals. The duty applies regardless of whom that Agent represents. The duty applies to residential real properties containing one-to-four dwelling units, and manufactured homes (mobilehomes). The duty applies to a stand-alone detached dwelling (whether or not located in a subdivision or a planned development) or to an attached dwelling such as a condominium. The duty also applies to a lease with an option to purchase, a ground lease or a real property sales contract of one of those properties.

California law does not require the Agent to inspect the following:

- Areas that are not reasonably and normally accessible
- Areas off site of the property
- Public records or permits
- Common areas of planned developments, condominiums, stock cooperatives and the like.

Agent Inspection Limitations: Because the Agent's duty is limited to conducting a reasonably competent and diligent visual inspection of reasonably and normally accessible areas of only the Property being offered for sale, there are several things that the Agent will not do. What follows is a non-exclusive list of examples of limitations on the scope of the Agent's duty.

Roof and Attic: Agent will not climb onto a roof or into an attic.

Interior: Agent will not move or look under or behind furniture, pictures, wall hangings or floor coverings. Agent will not look up chimneys or into cabinets, or open locked doors.

Exterior: Agent will not inspect beneath a house or other structure on the Property, climb up or down a hillside, move or look behind plants, bushes, shrubbery and other vegetation or fences, walls or other barriers.

Appliances and Systems: Agent will not operate appliances or systems (such as, but not limited to, electrical, plumbing, pool or spa, heating, cooling, septic, sprinkler, communication, entertainment, well or water) to determine their functionality.

Size of Property or Improvements: Agent will not measure square footage of lot or improvements, or identify or locate boundary lines, easements or encroachments.

Environmental Hazards: Agent will not determine if the Property has mold, asbestos, lead or lead-based paint, radon, formaldehyde or any other hazardous substance or analyze soil or geologic condition.

Off-Property Conditions: By statute, Agent is not obligated to pull permits or inspect public records. Agent will not guarantee views or zoning, identify proposed construction or development or changes or proximity to transportation, schools, or law enforcement.

Analysis of Agent Disclosures: For any items disclosed as a result of Agent's visual inspection, or by others, Agent will not provide an analysis of or determine the cause or source of the disclosed matter, nor determine the cost of any possible repair.

What this means to you: An Agent's inspection is not intended to take the place of any other type of inspection, nor is it a substitute for a full and complete disclosure by a seller. Regardless of what the Agent's inspection reveals, or what disclosures are made by sellers, California Law specifies that a buyer has a duty to exercise reasonable care to protect himself or herself. This duty encompasses facts which are known to or within the diligent attention and observation of the buyer. Therefore, in order to determine for themselves whether or not the Property meets their needs and intended uses, as well as the cost to remedy any disclosed or discovered defect, **BUYER SHOULD: (1) REVIEW ANY DISCLOSURES OBTAINED FROM SELLER; (2) OBTAIN ADVICE ABOUT, AND INSPECTIONS OF, THE PROPERTY FROM OTHER APPROPRIATE PROFESSIONALS; AND (3) REVIEW ANY FINDINGS OF THOSE PROFESSIONALS WITH THE PERSONS WHO PREPARED THEM. IF BUYER FAILS TO DO SO, BUYER IS ACTING AGAINST THE ADVICE OF BROKER.**

Buyer's Initials Initial ________ ________

If this Property is a duplex, triplex, or fourplex, or otherwise has additional dwelling units this AVID is for unit # ______________.

THE UNDERSIGNED, BASED ON A REASONABLY COMPETENT AND DILIGENT VISUAL INSPECTION OF THE REASONABLY AND NORMALLY ACCESSIBLE AREAS OF THE PROPERTY, STATES THE FOLLOWING:

Entry (excluding common areas): *The seller does not have a key for the front door lock.*

Living Room: *Wear & Tear noticed on the carpet. The fireplace does not function, it's for decorative only.*

Dining Room: *Marks and stains noted on the carpet.*

Kitchen: *There is no oven/stove, water stain noted around the sink faucet.*

Other Room: *Laundry located in the kitchen.*

Hall/Stairs (excluding common areas): *The wood floors are buckled , marks and stains noted on the walls.*

Bedroom # 1: *Marks and stains noted on the walls and the floors.*

Bedroom # 2: *Marks and stains noted on the walls and the floors.*

Bedroom # 3: *Marks and stains noted on the walls and the floors.*

Bedroom # 1: *Water marks noted in the bath tub and around the sink faucet.*

Bath # 2: *Water marks noted in the bath tub and around the sink faucet.*

Bath # ____: *N/A*

Bath # ____: *N/A*

Bath # ____: *N/A*

If this Property is a duplex, triplex, or fourplex, or otherwise has additional dwelling units this AVID is for unit # ______________.

Other: *Property was acquired by Seller through Foreclosure or Deed in Lieu of. Seller has never lived on the premises. Recommend buyer to have a thorough inspection as all major systems ie: roof, electrical, plumbing, HVAC*

Other: *Certificate of occupancy, permits, etc. are unknown and should be verified for the buyer satisfaction. No warranty / guarantees by the seller or sellers representatives as to the condition of the property.*

Other: ______________________________

☐ **See Addendum for additional rooms/structures:** ______________________________

Garage/Parking (excluding common areas): *Nothing noted at the time of the inspection.*

Exterior Building and Yard - Front/Sides/Back: *Nothing noted at the time of the inspection.*

Other Observed or Known Conditions Not Specified Above: ______________________________

This disclosure is based on a reasonably competent and diligent visual inspection of reasonably and normally accessible areas of the Property on the date specified above.

Real Estate Broker (Name of Firm that performed the inspection): ***Coldwell Banker Realty***
Inspection Performed By (Name of individual agent or broker): ***Philip Boroda / Bassem Fattah***
Inspection Date/Time: ***05/27/2026 2:30pm*** Weather conditions: ***Sunny & Clear***
Other persons present: ***No one***
By Philip Boroda / [signature] Date 7/8/2026
(Signature of Associate Licensee or Broker who performed the inspection)

Reminder: Not all defects are observable by a real estate licensee conducting an inspection. The inspection does not include testing of any system or component. Real Estate Licensees are not home inspectors or contractors. BUYER SHOULD OBTAIN ADVICE ABOUT AND INSPECTIONS OF THE PROPERTY FROM OTHER APPROPRIATE PROFESSIONALS. IF BUYER FAILS TO DO SO, BUYER IS ACTING AGAINST THE ADVICE OF BROKER.

I/we acknowledge that I/we have read, understand and received a copy of this disclosure.

Signed by:
Buyer X [signature] ***Elata Investments, LLC*** Date 7/28/2026
47BA00E8EA7A47F...
Buyer ______________________________ Date ______________

I/we acknowledge that I/we have received a copy of this disclosure.
(The initials below and Broker signature are not required but can be used as evidence that the initialing or signing party has received the completed form.)

Seller X [initials] ______

DocuSigned by:
Real Estate Broker (that did NOT fill out this AVID) ***Condon Realty Group***
By David Condon ***David Condon*** Date 7/27/2026
A963AA24C923416...
(Associate Licensee or Broker Signature)

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. a *subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

FIRE HARDENING AND DEFENSIBLE SPACE DISCLOSURE AND ADDENDUM

(C.A.R. Form FHDS, Revised 6/25)

COLDWELL BANKER REALTY

This is a disclosure and addendum to the Purchase Agreement, OR [X] Other *Seller Counter Offer #1 dated 07/24/2026* ("Agreement"), dated *07/24/2026*, on property known as *5717 4th Avenue, Los Angeles, CA 90043* ("Property"), in which *Elata Investments, LLC* is referred to as Buyer, and *Finance of America Reserve, LLC* is referred to as Seller.

1. **LAW APPLICABILITY:** If this property does not meet the conditions stated in **paragraph 1A** or **1B**, there is no requirement to complete the subsequent applicable paragraphs.
   A. **Home Fire Hardening Disclosure:** The Notice and disclosure of vulnerabilities in **paragraph 2** are only required for sellers of residential properties if: **(i)** the Property contains one to four units; **(ii)** the seller is required to complete a Transfer Disclosure Statement (C.A.R. Form TDS or MHTDS); **(iii)** the Property is located in either a high or very high fire hazard severity zone; and (iv) the improvement(s) on the Property were constructed before January 1, 2010. IF ANY OF THESE FOUR CONDITIONS IS NOT MET, SELLER DOES NOT HAVE TO ANSWER THE QUESTIONS IN **PARAGRAPH 2B AND 2C.**
   B. **Defensible Space Compliance:** The disclosures and requirements specified in **paragraph 3** are only required for sellers of residential properties if: **(i)** the Property contains one to four units; **(ii)** the seller is required to complete a Transfer Disclosure Statement (C.A.R. Form TDS or MHTDS); and **(iii)** the Property is located in either a high or very high fire hazard severity zone. IF ANY OF THESE THREE CONDITIONS IS NOT MET, **PARAGRAPH 3** DOES NOT HAVE TO BE COMPLETED.
   C. **Fire Hazard Severity Zone Status:** It may be possible to determine if a property is in a **high or very high** fire hazard severity zone by consulting with a natural hazard zone disclosure company or reviewing the company's report. This information may also be available through a local agency where this information should have been filed. Cal Fire has a "Fire Hazard Severity Zone Viewer" where you can input the Property address to determine which fire hazard zone, if any, that the Property is located in. A link to the viewer can be found on Cal Fire's website at **https://www.fire.ca.gov/dspace/**.

2. **FIRE HARDENING DISCLOSURE ([ ] Property is built on or after January 1, 2010. Paragraphs 2B and 2C do not have to be completed):**
   A. **FIRE HARDENING STATUTORY NOTICE:** "THIS HOME IS LOCATED IN A HIGH OR VERY HIGH FIRE HAZARD SEVERITY ZONE AND THIS HOME WAS BUILT BEFORE THE IMPLEMENTATION OF THE WILDFIRE URBAN INTERFACE BUILDING CODES WHICH HELP TO FIRE HARDEN A HOME. TO BETTER PROTECT YOUR HOME FROM WILDFIRE, YOU MIGHT NEED TO CONSIDER IMPROVEMENTS. INFORMATION ON FIRE HARDENING, INCLUDING CURRENT BUILDING STANDARDS AND INFORMATION ON MINIMUM ANNUAL VEGETATION MANAGEMENT STANDARDS TO PROTECT HOMES FROM WILDFIRES, CAN BE OBTAINED ON THE INTERNET WEBSITE HTTP://WWW.READYFORWILDFIRE.ORG".
   B. **FIRE HARDENING VULNERABILITIES: Are you** (Seller) aware of the following features that may make the home vulnerable to wildfire and flying embers (Seller is not obligated to explain or clarify their responses to questions 2B(1)-2B(6), whether they answer "yes" or "no." Voluntary explanation/clarification is permitted but not required)...
      (1) Eave, soffit, and roof ventilation where the vents have openings in excess of one-eighth of an inch or are not flame and ember resistant .... [ ] Yes [ ] No
      (2) Roof coverings made of untreated wood shingles or shakes. .... [ ] Yes [ ] No
      (3) Combustible landscaping or other materials within five feet of the home and under the footprint of any attached deck. .... [ ] Yes [ ] No
      (4) Single pane or non-tempered glass windows. .... [ ] Yes [ ] No
      (5) Loose or missing bird stopping or roof flashing. .... [ ] Yes [ ] No
      (6) Rain gutters without metal or noncombustible gutter covers. .... [ ] Yes [ ] No
      Explanation/Clarification: ______
   C. **LIST OF LOW COST RETROFITS:** The following is a list of low cost retrofits developed and listed by the California Department of Forestry and Fire Protection (CAL FIRE) and the California Governor's Office of Emergency Services (OES). More information on home hardening is available at readyforwildfire.org. A list of low cost retrofits with dynamic links can be found at https://readyforwildfire.org/wp-content/uploads/2025/04/Low-Cost-Retrofit-Flyer-Handout-.pdf.
      Have you (Seller) completed any of the following low-cost retrofits during the time you have owned the property? (If the retrofit was partially completed or only applied to a portion of the identified feature, or if similar work was performed, or if your response below needs clarification, provide the explanation/clarification below. If you are unsure if the retrofit item was completed or satisfied the conditions specified, check "No", and provide any explanation/clarification below.)
      (1) Roof replaced with Class A fire-rated roof........ [ ] Yes [ ] No
      (2) Spaces between roof covering and sheathing blocked with non-combustible materials (bird stops)........ [ ] Yes [ ] No
      (3) Installation of noncombustible gutter cover on gutters to prevent the accumulation of leaves and debris in the gutter........ [ ] Yes [ ] No
      (4) Covered chimney and stovepipe outlets with a noncombustible corrosion-resistant metal mesh screen (spark arrestor), with 3/8 inch to ½ inch openings........ [ ] Yes [ ] No
      (5) Install ember and flame-resistant vents........ [ ] Yes [ ] No
      (6) Caulk and plug gaps greater than 1/8-inch around exposed rafters and blocking to prevent ember intrusion into the attic or other enclosed spaces........ [ ] Yes [ ] No
      (7) Inspect exterior siding for dry rot, gaps, cracks, and warping. Caulk or plug gaps greater than 1/8-inch in siding and replace any damaged boards, including those with dry rot........ [ ] Yes [ ] No
      (8) Install weather-stripping to gaps greater than 1/8-inch between garage doors and door frames to prevent ember intrusion. The weather-stripping must be compliant with UL Standard 10C........ [ ] Yes [ ] No
      (9) Replace windows with multi-paned windows that have at least one pane of tempered glass........ [ ] Yes [ ] No
      (10) Replace siding or deck using compliant noncombustible, ignition-resistant, or other OSFM Wildland Urban Interface (WUI) Products........ [ ] Yes [ ] No

(11) Cover openings to operable skylights with a noncombustible metal mesh screen with openings in the screen not to exceed 1/8 inch.......... ☐ Yes ☐ No

(12) Install a minimum 6-inch metal flashing, applied vertically on the exterior of the wall at the deck-to-wall intersection to protect the combustible siding material.......... ☐ Yes ☐ No

Explanation/Clarification: ______________________________

3. **DEFENSIBLE SPACE DISCLOSURE AND ADDENDUM: (Paragraph 3 is only required to be completed if all three conditions in paragraph 1B are met; the Defensible Space Decision Tree (C.A.R. Form DSDT) may be consulted for additional information on how to complete this paragraph):**

A. **LOCAL COMPLIANCE REQUIREMENTS:** The Property (☐ **IS**, ☐ **is NOT**) subject to a local vegetation management ordinance requiring defensible space around an improvement on the Property. (**Paragraphs 3B** and **3C** must be completed regardless of the answer to **paragraph 3A** if the conditions in **paragraph 1B** are met.)

B. **SELLER REPRESENTATION OF PROPERTY COMPLIANCE** with the applicable State defensible space requirement or local vegetation management ordinance (hereafter, State or local defensible space law) at the time of Seller signature:

(1) Seller is UNAWARE of whether the Property is in compliance with the applicable State or local defensible space law. Seller does NOT have a report prepared by an Authorized Defensible Space Inspector.

OR (2) ☐ Property **IS** in compliance with State or local defensible space law, whichever is applicable. If ONLY State law applies, Seller must have obtained compliance within the last 6 months. Seller shall Deliver to Buyer documentation of compliance within **3 (or _____) Days** after Seller's execution of this FHDS form or the time specified in **paragraph 3N(1)** of the Agreement, whichever occurs last. If this paragraph is checked, also check **paragraph 3C(5)** below.

OR (3) ☐ Property **is NOT** in compliance with State or local defensible space law, whichever is applicable. If Seller has, or agrees to obtain, a report prepared by an Authorized Defensible Space Inspector, Seller shall Deliver such report to Buyer within **3 (or _____) Days** after Seller's execution of this FHDS form or the time specified in **paragraph 3N(1)** of the Agreement, whichever occurs last.

C. **BUYER AND SELLER AGREEMENT** REGARDING WHICH PARTY SHALL OBTAIN COMPLIANCE WITH APPLICABLE STATE OR LOCAL DEFENSIBLE SPACE REQUIREMENTS:

(1) **BUYER RESPONSIBILITY – NO LOCAL ORDINANCE.** Buyer shall obtain documentation of compliance with the State defensible space law within one year of Close Of Escrow.*

OR (2) ☐ **BUYER RESPONSIBILITY – LOCAL VEGETATION MANAGEMENT ORDINANCE IN EFFECT** which requires compliance as a result of a sale of the Property. The local ordinance allows either Seller or Buyer to obtain documentation of compliance. Buyer shall comply with the requirements of the ordinance after Close Of Escrow.

OR (3) ☐ **BUYER RESPONSIBILITY – LOCAL VEGETATION MANAGEMENT ORDINANCE IN EFFECT** which does NOT require compliance as a result of a sale of the Property. Buyer shall obtain documentation of compliance with the State defensible space law within one year of Close Of Escrow,* or if applicable comply with the local requirement after Close Of Escrow.

OR (4) ☐ **SELLER RESPONSIBILITY – LOCAL VEGETATION MANAGEMENT ORDINANCE IN EFFECT** which requires compliance as a result of a sale of the Property. The local ordinance requires Seller to obtain documentation of compliance prior to Close of Escrow. Seller shall obtain documentation of compliance prior to the time for Buyer's final verification of condition.

OR (5) ☐ **SELLER RESPONSIBILITY – STATE OR LOCAL COMPLIANCE ALREADY COMPLETE.** If ONLY state law applies, Seller has obtained documentation of compliance with State defensible space requirement within the last 6 months. For either State or local law, Seller shall Deliver documentation of compliance to Buyer;

OR (6) ☐ **SELLER RESPONSIBILITY – AGREEMENT TO OBTAIN STATE COMPLIANCE.** Seller shall obtain documentation of compliance and Deliver to Buyer prior to the time for Buyer's final verification of condition.

D. The local agency from which a copy of the documentation in **paragraph 3B(2), 3B(3), 3C(4), 3C(5),** or **3C(6),** as applicable, may be obtained is ______________________________, which may be contacted at ______________________________.

* The requirement to provide documentation of compliance with State defensible space requirements only applies if there is a state or local agency, or other governmental entity, or qualified non-profit entity in the jurisdiction where the Property is located that is authorized to inspect the Property and provide documentation of compliance ("Authorized Defensible Space Inspector").

4. ☐ **FINAL INSPECTION REPORT DISCLOSURE:** The Property was newly constructed, or was rebuilt following damage by a fire and the construction required a permit, and Seller has obtained a final inspection report addressing compliance with home fire hardening recommended building standards as described in Government Code § 51182. Seller has a copy of the report, and it is attached, or ☐ Seller does not have a copy of the report and Buyer may obtain a copy at ______________________________.

Seller represents that Seller has provided the answers on paragraphs 2B and 3B of this form based on Seller's awareness on the date of Seller's signature below, and the answers on paragraph 2C are accurate. Seller acknowledges receipt of this Fire Hardening and Defensible Space Disclosure and Addendum and agrees to the applicable terms in paragraph 3C.

Seller X Tina Gomez ***Finance of America Reserve, LLC*** Date 08.10.2026

Seller ______________________________ Date __________

By signing below, Buyer acknowledges that they have received a copy of this Fire Hardening and Defensible Space Disclosure and Addendum, and they have read and understand the form and agree to the terms in paragraph 3C.

Buyer X Signed by: [signature] 47BA00E8EA7A47F... ***Elata Investments, LLC*** Date 7/28/2026

Buyer ______________________________ Date __________

CALIFORNIA ASSOCIATION OF REALTORS®

DEFENSIBLE SPACE DECISION TREE

(C.A.R. Form DSDT, 6/22)

The purpose of this form is to help a seller complete Paragraph 3 of the C.A.R. Form FHDS.

Paragraph 3 of the FHDS is only required if: (1) The Property contains one to four units; (2) The seller is required to complete a Real Estate Transfer Disclosure Statement (C.A.R. Form TDS); and (3) The Property is located in either a **high or very high** fire hazard severity zone. IF ANY OF THESE THREE CONDITIONS IS NOT MET, PARAGRAPH 3 of the FHDS DOES NOT HAVE TO BE COMPLETED.

If any step of the DSDT below instructs the Seller to "THEN SIGN FORM" no further questions should be answered.

	Question	Direction	Additional Information
Step 1	Is property located in an area where a local (city or county) vegetation management ordinance requiring defensible space around the property applies (hereafter, defensible space law)?	• ☐ If Yes, check the "IS" box in **3A** and then go to step 2. • ☐ If No, check the "is NOT" box in **3A** and then go to step **4**. • If seller does not know, see the next column and find out.	**How do you find out if your property is subject to a local defensible space law? The following sources can be helpful but may not know for sure.** • Contact your local fire marshal; • Contact CalFire @ https://www.fire.ca.gov/dspace/ • Contact your Natural Hazard Disclosure Company rep;
Step 2	(If Yes to step 1) Does seller have a report prepared by a Authorized Defensible Space Inspector?	• ☐ If Yes, **and** the report documents the property is in compliance, effective on the date of sale, check **paragraphs 3B(2)** and **3C(5)** and, if applicable, complete **4, THEN SIGN FORM.** • ☐ If Yes, **and** the report documents the property is NOT in compliance or the compliance status will no longer be effective as of the date of sale, check **paragraph 3B(3)** and go to step 3. • ☐ If No, **paragraph 3B(1)** applies and go to step 3.	
Step 3	(Skip if No to step 1) Does the local law require compliance with the law as a result of a sale of the property?	• ☐ If No, and seller does not know if the property is in compliance with the local law, and seller will not pay to bring the property into compliance with local law, **3B(1)** applies and check **3C(3)** and, if applicable, complete **4, THEN SIGN FORM.** • ☐ If No and seller knows the property is not in compliance with the local law and seller will not pay to bring the property into compliance with local law, check **3B(3)** and **3C(3)** and, if applicable, complete **4, THEN SIGN FORM** • ☐ If No and seller does not know if the property is in compliance with the local law, and seller agrees to bring the property into compliance with local law, **3B(1)** applies and check **3C(6)** and, if applicable, complete **4, THEN SIGN FORM.** • ☐ If No and seller knows the property is not in compliance with the local law, and seller agrees to bring the property into compliance with local law, check **3B(3)** and **3C(6)** and, if applicable, complete **4, THEN SIGN FORM.** • If Yes, go to step 3.1.	If **3C(3)** is checked, before buyer agrees and signs the FHDS, buyer is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]** If **3C(6)** is checked, seller is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]**

	Question	Direction	Additional Information
Step 3.1	(A local law applies and requires compliance as a result of the sale of the property) Does the law require seller to obtain documentation of compliance?	• ☐ If Yes, check **3B(3)** and **3C(4)**, and complete **3D** and **4**, if applicable, **THEN SIGN FORM.** • ☐ If No, and seller will not bring property into compliance before close of escrow, check **3B(3)** and **3C(2)**, and, if applicable, complete **4, THEN SIGN FORM.**	If **3C(4)** is checked, seller is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]** If **3C(2)** is checked, before buyer agrees and signs the FHDS, buyer is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]**
Step 4	(No local law applies) Does seller have a report prepared by a Authorized Defensible Space Inspector within 6 months prior to the contract for sale?	• ☐ If No, and seller will not pay to bring the property into compliance with the State law, **3B(1)** and **3C(1)** apply, and, if applicable, complete **4, THEN SIGN FORM.** • ☐ If No, and seller will agree to bring the property into compliance with the State law, **3B(1)** applies and check **3C(6)**, and, if applicable, complete **4, THEN SIGN FORM.** • ☐ If Yes, and the report documents the property is in compliance with the State law, check paragraphs **3B(2)** and **3C(5)**, complete **3D**, and, if applicable, complete **4, THEN SIGN FORM.** • ☐ If Yes, and the report documents the property is NOT in compliance with the State law, check **paragraph 3B(3)** and go to step 4.1.	If **3C(6)** is checked, seller is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]** If **3C(1)** applies, before buyer agrees and signs the FHDS, buyer is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]**
Step 4.1	(No local law applies and property not in compliance with State defensible space requirements) Will seller pay to bring the property into compliance?	• ☐ If No, **3C(1)** applies, and, if applicable, complete **4, THEN SIGN FORM.** • ☐ If Yes, check **3C(6)**, if applicable, complete **4, THEN SIGN FORM.**	If **3C(1)** applies, before buyer agrees and signs the FHDS, buyer is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]** If **3C(6)** is checked, seller is advised to find out how much it will cost to bring the property into compliance with defensible space laws. **[See notes below the chart to find out how.]**

How to find out if seller has obtained documentation of compliance?

- Buyer can ask seller for a copy of a report and certificate of compliance from an Authorized Defensible Space Inspector, such as CalFire.
- Seller who obtained a report but did not keep a copy can contact Authorized Inspector who prepared the report and certification of compliance, such as CalFire.

How to find out if property is in compliance with State or local law and how much it will cost to bring a property into compliance?

- Buyer or seller can review the report prepared for the seller;
- Buyer or seller can hire a non-governmental Authorized Defensible Space inspector to prepare a report;
- Buyer can, with seller's consent, hire a government Authorized Defensible Space Inspector (see https://www.fire.ca.gov/dspace/)
- Seller can hire a government Authorized Defensible Space Inspector (see https://www.fire.ca.gov/dspace/)

Published and Distributed by:
REAL ESTATE BUSINESS SERVICES, LLC.
a subsidiary of the CALIFORNIA ASSOCIATION OF REALTORS®
525 South Virgil Avenue, Los Angeles, California 90020

CALIFORNIA ASSOCIATION OF REALTORS®

LEAD-BASED PAINT AND LEAD-BASED PAINT HAZARDS DISCLOSURE, ACKNOWLEDGMENT AND ADDENDUM For Pre-1978 Housing Sales, Leases, or Rentals

(C.A.R. Form LPD, Revised 12/24)

The following terms and conditions are hereby incorporated in and made a part of the Purchase Agreement, OR ☐ Residential Lease or Month-to-Month Rental Agreement, ☒ Other: *Seller Counter Offer #1 dated 07/24/2026*, dated *07/24/2026*, on property known as: *5717 4th Avenue, Los Angeles, CA 90043* ("Property") in which *Elata Investments, LLC* is referred to as Buyer or Tenant and *Finance of America Reserve, LLC* is referred to as Seller or Housing Provider. Buyer/Tenant and Seller/Housing Provider are referred to as the "Parties."

LEAD WARNING STATEMENT (SALE OR PURCHASE): Every purchaser of any interest in residential real property on which a residential dwelling was built prior to 1978 is notified that such property may present exposure to lead from lead-based paint that may place young children at risk of developing lead poisoning. Lead poisoning in young children may produce permanent neurological damage, including learning disabilities, reduced intelligent quotient, behavioral problems and impaired memory. Lead poisoning also poses a particular risk to pregnant women. The seller of any interest in residential real property is required to provide the buyer with any information on lead-based paint hazards from risk assessments or inspections in the seller's possession and notify the buyer of any known lead-based paint hazards. A risk assessment or inspection for possible lead-based paint hazards is recommended prior to purchase.

LEAD WARNING STATEMENT (LEASE OR RENTAL): Housing built before 1978 may contain lead-based paint. Lead from paint, paint chips and dust can pose health hazards if not managed properly. Lead exposure is especially harmful to young children and pregnant women. Before renting pre-1978 housing, lessors must disclose the presence of known lead-based paint and/or lead-based paint hazards in the dwelling. Lessees must also receive federally approved pamphlet on lead poisoning prevention.

EPA'S LEAD-BASED PAINT RENOVATION, REPAIR AND PAINTING RULE: The new rule requires that contractors and maintenance professionals working in pre-1978 housing, child care facilities, and schools with lead-based paint be certified; that their employees be trained; and that they follow protective work practice standards. The rule applies to renovation, repair, or painting activities affecting more than six square feet of lead-based paint in a room or more than 20 square feet of lead-based paint on the exterior. Enforcement of the rule begins October 1, 2010. See the EPA website at www.epa.gov/lead for more information.

1. SELLER'S OR HOUSING PROVIDER'S DISCLOSURE:

A. I (we) have no knowledge of lead-based paint and/or lead-based paint hazards in the housing other than the following: __________

B. I (we) have no records or reports pertaining to lead-based paint and/or lead based paint hazards in the housing other than the following, which, previously or as an attachment to this addendum, have been provided to Buyer or Tenant: __________

C. I (we), previously or as an attachment to this addendum, have provided Buyer or Tenant with the pamphlet "Protect Your Family From Lead In Your Home" or an equivalent pamphlet approved for use in the State such as "The Homeowner's Guide to Environmental Hazards and Earthquake Safety."

For Sales Transactions Only: Buyer has **10 days** unless otherwise agreed in the real estate contract, to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards.

I (we) have reviewed the information above and certify, to the best of my (our) knowledge, that the information provided is true and correct.

X Tina Gomez — Date: 08.10.2026
Seller or Housing Provider *Finance of America Reserve, LLC* — Date

____
Seller or Housing Provider — Date

Buyer's/Tenant's Initials X [initials] ____

Property Address: *5717 4th Avenue, Los Angeles, CA 90043* Date *July 24, 2026*

2. LISTING AGENT'S ACKNOWLEDGMENT:

Seller or Housing Provider's Agent has informed Seller or Housing Provider of Seller's or Housing Provider's obligations under § 42 U.S.C. 4852d and is aware of Agent's responsibility to ensure compliance.

I have reviewed the information above and certify, to the best of my knowledge, that the information provided is true and correct.

Coldwell bankr Realty By [signature] 7/24/2026
Agent (Broker representing Seller or Housing Provider) (Please print) — Associate-Licensee or Broker Signature — Date
Philip Boroda / Bassem Fattah

3. BUYER'S OR TENANT'S ACKNOWLEDGMENT:

A. (1) I (we) have received copies of all records and reports pertaining to lead-based paint and/or lead-based paint hazards in the housing listed, if any, in **paragraph 1B** above
OR (2) (if initialed) ________/________ I have not received any records and reports regarding lead-based paint and/or lead-based paint hazards in the housing that are identified in **paragraph 1B** above..

B. I have received the pamphlet "*Protect Your Family From Lead In Your Home*" or an equivalent pamphlet approved for use in the State such as "*The Homeowner's Guide to Environmental Hazards and Earthquake Safety.*"

C. If delivery of any of the disclosures or pamphlet referenced in paragraph 1 above occurs after Acceptance of an offer to purchase, Buyer has a right to cancel pursuant to the purchase contract. If you wish to cancel, you must act within the prescribed period.

D. For Sales Transactions Only: Buyer acknowledges the right for **10 days**, unless otherwise agreed in the real estate purchase contract, to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead based paint hazards; OR, (if checked) ☐ Buyer waives the right to conduct a risk assessment or inspection for the presence of lead-based paint and/or lead-based paint hazards.

I (we) have reviewed the information above and certify, to the best of my (our) knowledge, that the information provided is true and correct.

Signed by:
X [signature] 7/28/2026
Buyer or Tenant *Elata Investments, LLC* Date

____
Buyer or Tenant Date

4. BUYER OR TENANT AGENT'S ACKNOWLEDGMENT:

Buyer or Tenant's Agent has informed Seller or Housing Provider, through the Listing Agent if the property is listed, of Seller's or Housing Provider's obligations under § 42 U.S.C. 4852d and is aware of Agent's responsibility to ensure compliance.

I have reviewed the information above and certify, to the best of my knowledge, that the information provided is true and correct.

DocuSigned by:
Condon Realty Group By David Condon 7/28/2026
Agent (Broker obtaining the Offer) (Please print) — Associate-Licensee or Broker Signature — Date
David Condon

CALIFORNIA ASSOCIATION OF REALTORS®

STATEWIDE BUYER AND SELLER ADVISORY

(This Form Does Not Replace Local Condition Disclosures. Additional Advisories or Disclosures May Be Attached)

(C.A.R. Form SBSA, Revised 6/26)

COLDWELL BANKER REALTY

BUYER RIGHTS AND DUTIES:

- The physical condition of the land and improvements being purchased are not guaranteed by Seller or Brokers.
- You should conduct thorough investigations of the Property both personally and with appropriate professionals.
- If professionals recommend further inspections, you should contact qualified experts to conduct such inspections.
- You should retain your own professionals even if Seller or Broker provided you with existing reports.
- You should read all written reports given to you and discuss those reports with the persons who prepared them. It is possible that different reports provided to you will contain conflicting information. If there are discrepancies between reports, disclosures, or other information, you are responsible for contacting appropriate professionals to confirm the accuracy or correctness of the reports, disclosures, or information.
- You have the right to request that the Seller make repairs or corrections or take other actions based on inspections or disclosures, but the Seller is not obligated to respond to you or to make any such repairs, corrections, or other requested actions.
- If the Seller is unwilling or unable to satisfy your requests, and you act within certain time periods, you may have the right to cancel the Agreement (the Purchase Agreement and any Counter Offer and Addenda together are the "Agreement"). If you cancel outside of these periods, you may be in breach of the Agreement, and your deposit might be at risk.

YOU ARE STRONGLY ADVISED TO INVESTIGATE THE CONDITION AND SUITABILITY OF ALL ASPECTS OF THE PROPERTY. IF YOU DO NOT DO SO, YOU ARE ACTING AGAINST THE ADVICE OF BROKERS.

SELLER RIGHTS AND DUTIES:

- You have a duty to disclose material facts known to you that affect the value or desirability of the Property.
- You are obligated to make the Property available to the Buyer and have utilities on for inspections as allowed by the Agreement.
- This form is not a substitute for completing a Real Estate Transfer Disclosure Statement, if required, and any other property-specific questionnaires or disclosures.

BROKER RIGHTS AND DUTIES:

- Brokers do not have expertise in all areas and matters affecting the Property or your evaluation of it.
- For most sales of residential properties with no more than four units, Brokers have a duty to make a reasonably competent and diligent visual inspection of the accessible areas of the Property and disclose to you material facts or defects that the inspection reveals.
- Many defects and conditions may not be discoverable by a Broker's visual inspection.
- If Brokers give a referral to another professional, Brokers do not guarantee that person's performance. You may select any professional of your own choosing.
- If a Broker gives you reports or other documents, unless otherwise specified, it is possible that different reports provided to you contain conflicting information. Broker has not and will not verify or otherwise investigate the information contained therein.
- Any written agreement between a Broker and either Buyer or Seller or both establishes the rights and responsibilities of those parties.

LEGAL, TAX AND CONTRACT CONSIDERATIONS FOR BOTH BUYER AND SELLER:

- You are advised to seek legal, tax, and other assistance from appropriate professionals in order to fully understand the implications of any documents or actions during the transaction. You should contact a CPA or tax attorney to determine **(i)** the basis of the property for income tax purposes; and **(ii)** any calculations necessary to determine if a sale, and what price, would result in any capital gains taxes that may need to be reported to State and Federal taxing agencies. In addition, you should consult with the CPA or tax attorney regarding what factors affect how the property tax basis is determined. If you are doing a 1031 exchange, you are advised to contact an exchange accommodator to discuss the proper method and timing of the exchange.
- The terms of the Agreement and any counter offers and addenda establish your rights and responsibilities to each other.

TABLE OF CONTENTS

SBSA CATEGORIES AND ALPHABETICAL INDEX						
A	B	C	D	E	F	G
Investigation of Physical Condition	Property Use and Ownership	Off-Site and Neighborhood Conditions	Legal Requirements (Federal, State and Local)	Contract Related Issues and Terms	Other Factors Affecting Property	Local Disclosures and Advisories
Pages 2-5	Pages 5-8	Pages 9-10	Pages 10-11	Pages 11-12	Pages 13-14	Page 15

A. Investigation of Physical Conditions

A1. EASEMENTS, ACCESS AND ENCROACHMENTS: Buyer and Seller are advised that confirming the exact location of easements, shared or private driveways, or roadways, and encroachments on or to the Property may be possible only by conducting a survey. There may be unrecorded easements, access rights, encroachments, and other agreements affecting the Property that may not be disclosed by a survey. Representations regarding these items that are made in a Multiple Listing Service or advertisements, or plotted by a title company, are often approximations, or are based upon inaccurate or incomplete records. Unless otherwise specified by Broker in writing, Brokers have not verified any such matters or any representations made by Seller(s) or others. If Buyer wants further information, Buyer is advised, and Broker(s) recommend, that Buyer hire a licensed surveyor during Buyer's investigation contingency period. Brokers do not have expertise in this area.

A2. ENVIRONMENTAL HAZARDS: Buyer and Seller are advised that the presence of certain kinds of organisms, toxins, and contaminants, including, but not limited to, mold (airborne, toxic, or otherwise), fungi, mildew, lead-based paint and other lead contamination, asbestos, formaldehyde, radon, PCBs, methane, other gases, fuel oil or chemical storage tanks, contaminated soil or water, hazardous waste, waste disposal sites, electromagnetic fields, nuclear sources, urea formaldehyde, or other materials may adversely affect the Property and the health of individuals who live on or work at the property as well as pets. Some municipalities may impose additional requirements regarding underground storage tanks, which may be more common in certain areas and cities throughout the State, especially where there are larger, older homes built before 1935. It is possible that these tanks, either now or in the future, may require inspections or abatement. If Buyer wants further information, Buyer is advised, and Broker(s) recommends, that Buyer have the Property inspected for the existence of such conditions and organisms, and conditions that may lead to their formation. Not all inspectors are licensed, and licenses are not available for all types of inspection activities. Buyer is also advised to consult with appropriate experts regarding this topic during Buyer's investigation contingency period. Broker recommends that Buyer and Seller read the booklets titled, "Residential Environmental Hazards: A Guide for Homeowners, Homebuyers, Landlords and Tenants," and "Protect Your Family From Lead In Your Home." Brokers do not have expertise in this area.

A3. FORMALDEHYDE: Formaldehyde is a substance known to the State of California to cause cancer. Exposure to formaldehyde may be caused by materials used in the construction of homes. The United States Environmental Protection Agency, the California Air Resources Board, and other agencies have measured the presence of formaldehyde in the indoor air of select homes in California. Levels of formaldehyde that present a significant cancer risk have been measured in most homes that were tested. Formaldehyde is present in the air because it is emitted by a variety of building materials and home products used in construction. The materials include carpeting, pressed wood products, insulation, plastics, and glues. Most homes that have been tested elsewhere do contain formaldehyde, although the concentrations vary from home to home with no obvious explanation for the differences. One of the problems is that many suppliers of building materials and home products do not provide information on chemical ingredients to builders. Buyers may have further questions about these issues. Buyer is advised to consult with appropriate experts regarding this topic during Buyer's investigation contingency period. Broker(s) recommend that Buyer and Seller read the booklet titled "Residential Environmental Hazards: A Guide for Homeowners, Homebuyers, Landlords and Tenants." Brokers do not have expertise in this area.

A4. GEOLOGIC HAZARDS: Buyer and Seller are advised that California has experienced earthquakes in the past, and there is always a potential of future earthquakes. Damage caused by an earthquake may not be discoverable by a visual inspection of Buyer(s) or Broker(s). Inspection by a licensed, qualified professional is strongly recommended to determine the structural integrity and safety of all structures and improvements on the Property. If the Property is a condominium, or is located in a planned unit development or in a common interest subdivision, Buyer is advised to contact the homeowners association about earthquake repairs and retrofit work and the possibility of an increased or special assessment to defray the costs of earthquake repairs or retrofit work. Buyer is encouraged to obtain and read the booklet entitled, "The Homeowner's Guide to Earthquake Safety." In most cases, a questionnaire within the booklet must be completed by Seller and the entire booklet given to the Buyer if the Property was built prior to 1960. If the Property was built before 1975, and if it contains structures constructed of masonry or precast (tilt up) concrete walls, with wood frame floors or roof, or if the building has unreinforced masonry walls, then Seller must provide Buyer a pamphlet entitled "The Commercial Property Owner's Guide to Earthquake Safety." Many areas have a wide range of geological problems and numerous studies have been made of these conditions. Some of this information is available for public review at city and county planning departments. Buyer is encouraged to review the public maps and reports and/or obtain a geologist's inspection report. Buyer may be able to obtain earthquake insurance to protect their interest in the Property. Sellers who agree to provide financing should also consider requiring Buyers to obtain such insurance naming Seller(s) as insured lien holder(s). Brokers do not have expertise in this area.

A5. INSPECTIONS: Buyer and Seller are advised that Buyer has the right to obtain various inspections of the Property under most residential purchase agreements. Buyer is advised to have the Property inspected by a professional property inspection service during Buyer's inspection contingency period. A licensed building contractor or other professional may perform these services. The inspector generally does not look behind walls or under carpets and does not take equipment apart. Certain items on the Property, such as chimneys and spark arresters, plumbing, heating, air conditioning, electrical wiring, pool and spa, septic system, well, roof, foundation, and structural items, may need to be inspected by another professional, such as a chimney sweep, plumber, electrician, pool and spa service, septic or well company, or roofer. A general physical inspection typically will not test for mold, wood destroying pests, lead- based paint, radon, asbestos and other environmental hazards, geologic conditions, age, remaining useful life or water-tightness of roof, cracks, leaks, or operational problems associated with a pool or spa or connection of the Property to a sewer system. If Buyer wants further information on any aspect of the Property, Broker recommends that Buyer have a discussion with the professional property inspector and that Buyer hire an appropriate professional to address Buyer's area of concern. Brokers do not verify the results of any such inspection or guarantee the performance of any such inspector or service. Any election by Buyer to waive the right to a physical inspection of the Property, or to rely on someone other than an appropriate professional, is against the advice of Brokers. Not all inspectors are licensed, and licenses are not available for all types of inspection activities. Brokers do not have expertise in these areas.

A6. MOLD: Buyer and Seller are advised that the presence of certain kinds of mold, fungi, mildew, and other organisms, sometimes referred to as "toxic mold" (collectively "Mold"), may adversely affect the Property and the health of individuals who live on or work at the Property as well as pets. Mold does not affect all people the same way, and it may not affect some people at all. Mold may be caused by water leaks or other sources of moisture such as, but not

limited to, flooding, and leaks in windows, pipes, and roofing. Seller is advised to disclose the existence of any such conditions of which he or she is aware. Buyer should carefully review all of Seller's disclosures for any indication that any of these conditions exist. It is, however, possible that Mold may be hidden and that Seller is completely unaware of its existence. In addition, Mold is often undetectable from a visual inspection, a professional general property inspection, and even a structural pest control inspection. If Buyer wants further information, Broker recommends that Buyer have the Property tested for Mold by an environmental hygienist or other appropriate professional during Buyer's inspection contingency period. Not all inspectors are licensed, and licenses are not available for all types of inspection activities. Brokers do not have expertise in this area.

A7. PETS AND ANIMALS: Buyer and Seller are advised that the current or previous owner(s) may have had domesticated or other pets and animals at the Property. Odors from animal urine or other contamination may be dormant for long periods of time and then become active because of heat, humidity, or other factors, and they might not be eliminated by cleaning or replacing carpets or other cleaning methods. Pet urine and feces can also damage hardwood floors and other floor coverings. Additionally, an animal may have introduced fleas, ticks, and other pests that remain on the Property after the animal has been removed. If Buyer wants further information, Broker(s) recommend that Buyer discuss the issue with an appropriate professional during Buyer's inspection contingency period. Brokers do not have expertise in this area.

A8. SEPTIC SYSTEMS: Buyer and Seller are advised that a Property may be served by one or more septic systems even though adjoining properties are connected to a sewer line. Buyer and Seller are also advised that some septic tanks and systems may have been abandoned or may have leaked into ground water sources. Buyer is advised to contact the appropriate government agency to verify that the Property is connected to a sewer or is served by a septic system. If the Property is served by a septic system, it may consist of a septic tank, cesspool, pits, leach lines, or a combination of such mechanisms (collectively "System"). No representation or warranty is made by Seller or Broker concerning the condition, operability, size, capacity, or future expansion of a System, nor whether a System is adequate for use by the intended occupants of the Property. A change in the number of occupants or the quantity, composition, or methods of depositing waste may affect the efficiency of the System. In addition, the amount of rainfall and ground water table may also affect the efficiency of the System. Many factors including, but not limited to, natural forces, age, deterioration of materials, and the load imposed on a System can cause the System to fail at any time. Broker recommends that Buyer obtain an independent evaluation of any System by a qualified sanitation professional during Buyer's inspection contingency period. Buyer should consult with their sanitation professional to determine if their report includes the tank only, or other additional components of the System such as pits and leach fields. Not all inspectors are licensed and licenses are not available for all types of inspection activities. In some cases, Buyer's lender as well as local government agencies may require System inspection. System-related maintenance costs may include, but not be limited to, locating, pumping, or providing outlets to ground level. Brokers are unable to advise Buyer or Seller regarding System-related issues or associated costs, which may be significant. If Buyer and Seller agree to obtain a System inspection, Buyer and Seller are cautioned that the inspection cost may include, but not be limited to, the costs of locating, pumping, or providing outlets to ground level. Brokers do not have expertise in this area.

A9. SOIL AND GEOLOGIC CONDITIONS: Buyer and Seller are advised that real estate in California is subject to settling, slippage, contraction, expansion, erosion, subsidence, earthquakes, and other land movement. The Property may be constructed on fill or improperly compacted soil and may have inadequate drainage capability. Any of these matters can cause structural problems to improvements on the Property. Civil or geo-technical engineers are best suited to evaluate soil stability, grading, drainage, and other soil conditions. Additionally, the Property may contain known or unknown mines, mills, caves, or wells. If Buyer wants further information, Broker recommends that Buyer hire an appropriate professional. Not all inspectors are licensed, and licenses are not available for all types of inspections. Brokers do not have expertise in this area.

A10. SQUARE FOOTAGE, LOT SIZE, BOUNDARIES AND SURVEYS: Buyer and Seller are advised that only an appraiser or land surveyor, as applicable, can reliably confirm square footage, lot size, Property corners, and exact boundaries of the Property. Representations regarding these items that are made in a Multiple Listing Service, advertisements, and from property tax assessor records are often approximations or are based upon inaccurate or incomplete records. Fences, hedges, walls, or other barriers may not represent actual boundary lines. Unless otherwise specified by Broker in writing, Brokers have not verified any such boundary lines or any representations made by Seller or others concerning square footage, lot size, Property corners, or exact boundaries. Standard title insurance does not insure the boundaries of the Property. If the exact square footage or lot size or location of Property corners or boundaries is an important consideration in Buyer's decision to purchase the Property and/or how much Buyer is willing to pay for the Property, then Buyer must independently conduct Buyer's own investigation through appropriate professionals, appraisers, or licensed surveyors and should rely solely on their data, recognizing that all measurements may not be consistent and that different sources may have different size assessments. Brokers do not have expertise in this area.

A11. WATER INTRUSION: Buyer and Seller are advised that many homes suffer from water intrusion or leakage. The causes of water intrusion are varied and can include defective construction, faulty grading, deterioration of building materials, and absence of waterproof barriers. Water intrusion can cause serious damage to the Property. This damage can consist of wood rot, mold, mildew, and even damage to the structural integrity of the Property. The cost of repairing and remediating water intrusion damage and its causes can be very significant. The existence and cause of water intrusion is often difficult to detect. Even if you, your Broker, or a general home inspector cannot visually observe any effects of water intrusion, Buyer and Seller should not assume that such intrusion does not exist. Broker recommends that Buyer have the Property inspected for water intrusion by an appropriate professional. Brokers do not have expertise in this area.

A12. WELL AND WATER SYSTEM(S): Buyer and Seller are advised that the Property may be served by one or more water wells, springs, or private community or public water systems. Any of these private or public water systems may contain bacteria, chemicals, minerals and metals, such as chromium. Well(s) may have been abandoned on the Property. Buyer is advised to have both the quality and the quantity of water evaluated, and to obtain an analysis of the quality of any domestic and agricultural water in use, or to be used at the Property, from whatever source. Water quality tests can include not only tests for bacteria, such as coliform, but also tests for organic and inorganic chemicals, metals, mineral content, and gross alpha testing for radioactivity. Broker recommends that Buyer consult with a licensed, qualified well and pump company and local government agency to determine whether any well/spring or water system will adequately serve Buyer's intended use and that Buyer have a well consultant perform an extended well output test for this purpose. Water well or spring capacity, quantity output and quality may change at any time. There are no guarantees as to the future water quality, quantity or duration of any well or spring. If Buyer wants further information, Broker(s) recommend that Buyer obtain an inspection of the condition, age, adequacy and performance of all components of the well/spring and any water system during Buyer's investigation contingency period. Brokers do not have expertise in this area.

A13. WOOD DESTROYING PESTS: Buyer and Seller are advised that the presence of, or conditions likely to lead to the presence of, infestation or infection of wood destroying pests and organisms may adversely affect the Property. Inspection reports covering these items can be separated into two sections: Section 1 identifies areas where infestation or infection is evident. Section 2 identifies areas where there are conditions likely to lead to infestation or infection. If Buyer wants further information, Buyer is advised and Broker recommends that Buyer have the Property inspected for the existence of such conditions and organisms, and conditions that may lead to their formation, by a registered structural pest control company during Buyer's investigation contingency period. Brokers do not have expertise in this area.

A14. FIRE HARDENING, DEFENSIBLE SPACE, AND WILDFIRE DISASTERS: California experiences wildfires that damage and destroy many properties. Several recent state laws have mandated disclosures by sellers when selling properties in certain identified zones, such as "high" or "very high" fire severity zones. Additionally, state law may require sellers to provide buyers with statements of compliance with local mandates if adopted by local agencies, or alternatively may require buyers to obtain statements of compliance after close of escrow. The Property may be located in a high or very high fire severity zone. This may impact the availability of insurance and the ability to build or rebuild structures on the Property. Additionally, there may be requirements that certain fire prevention steps may be mandated. Information on fire hardening, including current building standards and information on minimum annual vegetation management standards to protect homes from wildfires, can be obtained on the internet website http://www.readyforwildfire.org.

Cal Fire has made available a "Fire Hazard Severity Zone Viewer" where you can input the Property address and determine which fire hazard zone, if any, that the Property is located in. The viewer is available at https://egis.fire.ca.gov/FHSZ/.

Below is a non-exhaustive list of potential resources provided as a starting point for Buyer/Lessee investigations and not as an endorsement or guarantee that any federal, state, county, city, or other resource will provide complete advice

- **A.** California Department of Insurance ("Wildfire Resource") http://insurance.ca.gov/01-consumers/140-catastrophes/WildfireResources.cfm; 1-800-927-4357
- **B.** Governor's Office of Emergency Services ("Cal OES") California Wildfires Statewide Recovery Resources http://wildfirerecovery.org/
- **C.** California Department of Forestry and Fire ("Cal Fire") http://fire.ca.gov/ and https://www.readyforwildfire.org/
- **D.** California Department of Transportation https://calsta.ca.gov/
- **E.** California Attorney General https://oag.ca.gov/consumers/pricegougingduringdisasters#8C1

Brokers do not have expertise in this area.

A15. PRELIMINARY (TITLE) REPORT: A preliminary report is a document prepared by a title company which shows the conditions upon which the title company is willing to offer a policy of title insurance. However, a preliminary report is not an "abstract of title;" the title company does not conduct an exhaustive search of the title record and does not guarantee the condition of title. Nevertheless, the preliminary report documents many matters that have been recorded that can impact an owner's use of the property such as known easements, access rights, and encroachments and, if applicable, governing documents and restrictions for a homeowners' association (HOA). Among many other restrictions that may appear in the HOA documents are restrictions on the number and weight of pets that are allowed. A preliminary report may contain links to important documents referred to in the report. Broker recommends that Buyer review the preliminary report and any documents referenced by links and keep a printed or electronic copy of the preliminary report and documents referenced by link. Brokers also recommend that Buyer hire a qualified California real estate attorney to address any questions or concerns Buyer may have regarding title, the preliminary title report, or any matters addressed in this paragraph. Brokers do not have expertise in this area.

B. Property Use and Ownership

B1. ACCESSORY DWELLING UNITS: Accessory Dwelling Units (ADUs) are known by many names: granny flats, in-law units, backyard cottages, secondary units, and more. California has passed laws to promote the development of ADUs. Additional information about ADUs can be found at http://hcd.ca.gov/policy-research/AccessoryDwellingUnits.shtml. Buyer is advised to check with appropriate government agencies or third party professionals to verify permits and legal requirements and the effect of such requirements on current and future use and rentability of the Property, its development and size. Brokers do not have expertise in this area.

B2. BUILDING PERMITS, ZONING AND CODE COMPLIANCE: Buyer and Seller are advised that any structure on the Property, including the original structure and any addition, modification, remodel, or improvement, may have been built without permits, not according to building codes, or in violation of zoning laws. Further, even if such structure was built according to the then-existing code or zoning requirement, it may not be in compliance with current building standards or local zoning. It is also possible that local law may not permit structures that now exist to be rebuilt in the event of damage or destruction. Certain governmental agencies may require periodic inspections to occur in the future. If Buyer wants further information, Broker(s) recommend that Buyer discuss the issue with an appropriate professional during Buyer's inspection contingency period. Brokers do not have expertise in this area.

B3. BUYER INTENDED FUTURE USE OF, AND MODIFICATIONS TO, THE PROPERTY: Buyer and Seller are advised that Seller's existing use of the Property may not be consistent with Buyer's intended use or any future use that Buyer makes of the Property, whether or not Buyer has any current plans to change the use. Buyer is advised to check with appropriate government agencies or third-party professionals to verify what legal requirements are needed to accommodate any change in use. In addition, neither Seller nor Broker make any representations as to what modifications Buyer can make to the Property after close of escrow as well as any cost factors associated with any such modifications. Buyer is advised to check with Buyer's own licensed contractor and other such professionals as well as with the appropriate government agencies to determine what modifications Buyer will be allowed to make after close of escrow. Brokers do not have expertise in this area.

B4. CALIFORNIA FAIR PLAN: Buyer and Seller are advised that insurance for certain hillside, oceanfront, and brush properties may be available only from the California Fair Plan. This may increase the cost of insurance for such properties, and coverage may be limited. Broker(s) recommend that Buyer consult with Buyer's own insurance agent during Buyer's inspection contingency period regarding the availability of coverage under the California Fair Plan and the length of time it may take for processing of a California Fair Plan application. Brokers do not have expertise in this area.

B5. FUTURE REPAIRS, REPLACEMENTS AND REMODELS: Buyer and Seller are advised that replacement or repairs of certain systems or rebuilding or remodeling of all or a portion of the Property may trigger requirements that homeowners comply with laws and regulations that either come into effect after Close of Escrow or are not required to be complied with until the replacement, repair, rebuild or remodel has occurred. Permit or code requirements or building standards may change after Close of Escrow, resulting in increasing costs to repair existing features. If Buyer wants further information, Broker recommends that Buyer discuss the issue with an appropriate professional during Buyer's inspection contingency period. Brokers do not have expertise in this area.

B6. HEATING VENTILATING AND AIR CONDITIONING SYSTEMS: Changes to state and federal energy efficiency regulations impact the installation, replacement and some repairs of heating and air conditioning units (HVAC): **(i)** Federal regulations now require manufacturers of HVAC units to produce only units meeting a new higher Seasonal Energy Efficiency Rating (SEER). This will likely impact repairs and replacements of existing HVAC units. State regulations now require that when installing or replacing HVAC units, with some exceptions, duct work must be tested for leaks. Duct work leaking more than 15 percent must be repaired to reduce leaks. The average existing duct work typically leaks 30 percent. More information is available at the California Energy Commission's website: https://www.energy.ca.gov/programs-and-topics/programs/home-energy-rating-system-hers-program. Home warranty policies may not cover such inspections or repairs, **(ii)** the phase out of the use of HCFC-22 (R-22 Freon) will have an impact on repairs and replacement of existing air conditioning units and heat pumps. The production and import of HCFC-22 ended January 1, 2020. Existing systems may continue to be used and HCFC-22 recovered and reclaimed or that was produced prior to 2020 can help meet the needs of existing systems, however, costs may rise. More information is available from the Environmental Protection Agency at https://www.epa.gov/sites/production/files/2018-08/documents/residential_air_conditioning_and_the_phaseout_of_hcfc-22__what_you_need_to_know.pdf and http://www.epa.gov/ozone/title6/phaseout/22phaseout.html, and **(iii)** New efficiency standards are also in place for water heaters. As a consequence, replacement water heaters will generally be larger than existing units and may not fit in the existing space. Additional venting and other modifications may be required as well. More information is available from the U.S. Department of Energy at http://www.eere.energy.gov/buildings/appliance_standards/product.aspx/productid/27. If Buyer wants further information, Broker recommends that Buyer discuss the issue with an appropriate professional during Buyer's investigation contingency period. Brokers do not have expertise in this area.

B7. HISTORICAL DESIGNATION, COASTAL COMMISSION, ARCHITECTURAL, LANDSCAPE, AGRICULTURAL OR OPEN SPACE AND OTHER RESTRICTIONS ON BUILDINGS OR IMPROVEMENTS: Buyer and Seller are advised that the Property may be: **(i)** designated as a historical landmark, **(ii)** protected by a historical conservancy, **(iii)** subject to an architectural or landscaping review process, **(iv)** within the jurisdiction of the California Coastal Commission or other government agency, or **(v)** subject to a contract preserving use of all or part of the Property for agriculture or open space. If the Property is so designated or within the jurisdiction of any such, or similar, government agency, then there may be restrictions or requirements regarding Buyer's ability to develop, remove or trim trees or other landscaping, remodel, make improvements to and build on or rebuild the Property. Broker(s) recommend that Buyer satisfy him/herself during Buyer's investigation contingency period if any of these issues are of concern to Buyer. Brokers do not have expertise in this area.

B8. INSURANCE, TITLE INSURANCE AND TITLE INSURANCE AFTER FORECLOSURE: Buyer and Seller are advised that Buyer may have difficulty obtaining insurance regarding the Property if there has been a prior insurance claim affecting the Property or made by Buyer but unrelated to the Property. Seller is required by C.A.R. Form RPA to disclose known insurance claims made during the past five years (C.A.R. Form SPQ or ESD). Sellers may not be aware of claims prior to their ownership. If Buyer wants further information, Broker(s) recommend that, during Buyer's inspection contingency period, Buyer conduct Buyer's own investigation for past claims. Buyer may need to obtain Seller's consent in order to have access to certain investigation reports. If the Property is a condominium or is located

in a planned unit development or other common interest subdivision, Buyer and Seller are advised to determine if the individual unit is covered by the Homeowner's Association Insurance and the type of insurance coverage that Buyer may purchase. Broker(s) recommend that Buyer consult Buyer's insurance agents during Buyer's inspection contingency period to determine the need, availability, and possibility of securing any and all forms of other insurance or coverage or any conditions imposed by insurer as a requirement of issuing insurance. Whether Buyer does any repairs to the Property during the escrow period, or Buyer takes possession prior to Close of Escrow, or Seller remains in possession after Close of Escrow, whether for a limited or extended period of time, Broker(s) recommend that Buyer and Seller each consult with their own insurance agent regarding insurance or coverage that could protect them in the transaction (including but not limited to: personal property, flood, earthquake, umbrella and renter's). Buyer and Seller are advised that traditional title insurance generally protects Buyer's title acquired through the sale of the Property. While all title insurance policies contain exclusions. as do all insurance policies, some title insurance policies contain exclusions for any liability arising from a previous foreclosure. This can occur when a short sale has occurred but the lender has mistakenly also proceeded with a foreclosure. Buyer is strongly advised to consult with a title insurer to satisfy themselves that the policy to be provided adequately protects their title to the Property against other possible claimants. Brokers do not have expertise in this area.

B9. LAND LEASE: Buyer and Seller are advised that certain developments are built on leased land. This means that: **(i)** Seller does not own the land, and unless Buyer has an agreement with the land owner, Buyer will not own the land upon close of escrow; (ii) the right to occupy the land will terminate at some point in time, (iii) the cost to lease the land may increase at some point in the future, and (iv) Buyer may not be able to obtain title insurance or may have to obtain a different type of title insurance. If Buyer wants further information, Broker recommends that Buyer discuss the issue with an attorney or other appropriate professional. Brokers do not have expertise in this area.

B10. MARIJUANA, CANNABIS, AND METHAMPHETAMINE LABS: Buyer and Seller are advised that California law permits individual patients to cultivate, possess, and use marijuana for medical purposes. Furthermore, California law permits primary caregivers, lawfully organized cooperatives, and collectives to cultivate, distribute, and possess marijuana for medicinal purposes. California law also allows recreational use of marijuana for adults, as well as limited rights for individuals to grow and cultivate marijuana, and rights of others, subject to a licensing process, to grow, cultivate and distribute marijuana for recreational use. California's medical and recreational marijuana laws are in direct conflict with federal law, which recognizes no lawful use for marijuana and has no exemptions for medical use. Federal criminal penalties, some of which mandate prison time, remain in effect for the possession, cultivation, and distribution of marijuana. Buyer and Seller are strongly advised to seek legal counsel as to the legal risks and issues surrounding owning or purchasing a Property where medical or any other marijuana activity is taking place. Marijuana storage, cultivation, and processing carry the risk of causing mold, fungus or moisture damage to a Property; additionally, some properties where marijuana has been cultivated have had alterations to the structure or the electrical system which may not have been done to code or with permits and may affect the safety of the structure or the safe operation of the electrical system. Buyer is strongly advised to retain an environmental hygienist contractor and other appropriate professionals to inspect a Property where medical or any other marijuana activity has taken place. Broker recommends that Buyer and Seller involved with a Property where there is medical marijuana activity or where it may take place review the California Attorney General's Guidelines for the "Security and Non-Diversion of Marijuana Grown for Medical Use" https://oag.ca.gov/system/files/attachments/press-docs/MEDICINAL%20CANNABIS%20Guidelines.pdf and the U.S. Department of Justice memo regarding marijuana prosecutions at https://www.justice.gov/opa/press-release/file/1022196/download. Brokers do not have expertise in this area. While no state law permits the private production of methamphetamine, some properties have been the site of an illegal methamphetamine laboratory. State law imposes an obligation to notify occupants, a ban on occupying the Property, and clean up requirements when authorities identify a Property as being contaminated by methamphetamine. Buyer is advised that a Property where methamphetamine has been produced may pose a very serious health risk to occupants. Buyer is strongly advised to retain an environmental hygienist contractor or other appropriate professionals to inspect the Property if methamphetamine production is suspected to have taken place. Brokers do not have expertise in this area.

B11. OWNER'S TITLE INSURANCE: The Truth in Lending/RESPA integrated disclosure (TRID) established by the Consumer Financial Protection Bureau (CFPB) requires that lenders must tell borrowers that title insurance is "optional." While obtaining an owner's policy of title insurance may be "optional", it may be a contractual requirement as between Buyer and Seller. Furthermore, California Civil Code § 1057.6 requires that Buyers be provided with the following notice: "IMPORTANT: IN A PURCHASE OR EXCHANGE OF REAL PROPERTY, IT MAY BE ADVISABLE TO OBTAIN TITLE INSURANCE IN CONNECTION WITH THE CLOSE OF ESCROW SINCE THERE MAY BE PRIOR RECORDED LIENS AND ENCUMBRANCES WHICH AFFECT YOUR INTEREST IN THE PROPERTY BEING ACQUIRED. A NEW POLICY OF TITLE INSURANCE SHOULD BE OBTAINED IN ORDER TO ENSURE YOUR INTEREST IN THE PROPERTY THAT YOU ARE ACQUIRING."

Additionally, even the CFPB on its "ask CFPB" "What is owner's title insurance?" page advises "You may want to buy an owner's title insurance policy, which can help protect your financial interest in the home." Moreover, not obtaining an owner's policy may increase the cost of the lender's policy (required by most lenders), possibly require the separate purchase of a preliminary title report, and may have an impact on the sale of the Property in the future.

Buyers who decide to opt out of obtaining an owner's title insurance policy are acting against the advice of Brokers as well as the advice provided in the California Civil Code § 1057.6 and by the CFPB. Brokers do not have expertise in this area.

B12. RENT AND EVICTION CONTROL LAWS AND ORDINANCES: Buyer and Seller are advised that California and some cities and counties impose or may impose restrictions that limit the rent that can be charged to a tenant, the maximum number of tenants who can occupy the property, the right of a landlord to terminate a tenancy and the

costs to do so, and the consequences of terminating a tenancy unlawfully. Even if property that is currently vacant was previously tenant occupied, the termination of that previous tenancy may affect a buyer's rights such as the legal use of the property and who may occupy the property in the future. If Buyer wants further information, Broker(s) recommend that Buyer investigate the issue with an appropriate government authority or a qualified California real estate attorney during Buyer's investigation contingency period. Brokers do not have expertise in this area.

B13. RETROFIT, BUILDING REQUIREMENTS, AND POINT OF SALE REQUIREMENTS: Buyer and Seller are advised that state and local Law may require **(i)** the installation of operable smoke detectors, sprinklers, or other fire suppression systems, **(ii)** bracing or strapping of water heaters, and **(iii)** upon sale completion of a corresponding written statement of compliance that is delivered to Buyer. Although not a point of sale or retrofit obligation, state law may require the property to have operable carbon monoxide detection devices. Additionally, some city and county governments may impose additional retrofit standards at time of sale including, but not limited to, installing or retrofitting low-flow toilets and showerheads, gas shut-off valves, fireplaces, and tempered glass. Further, there may be potential health impacts from air pollution caused from burning wood. Exposure to particulate matter from the smoke may cause short-term and long-term health effects. Buyers should consult with licensed professional to inspect, properly maintain, and operate a wood burning stove or fireplace. Broker(s) recommend that Buyer and Seller consult with the appropriate government agencies, inspectors, and other professionals to determine the retrofit standards for the Property, the extent to which the Property complies with such standards, and the costs, if any, of compliance. Brokers do not have expertise in this area.

B14. SHORT TERM RENTALS AND RESTRICTIONS: Buyer and Seller are advised that some cities, counties and Homeowner Associations (HOAs) do impose or may impose restrictions that limit or prohibit the right of the owner or occupant to rent out the Property for short periods of time (usually 30 Days or less). In short term rentals, as well as all rentals, Buyer and Seller are advised to seek assistance to ensure compliance with all fair housing laws and regulations. If Buyer wants further information, Broker(s) recommend that Buyer investigate the issue with an appropriate government authority or HOA during Buyer's investigation contingency period. Brokers do not have expertise in this area.

B15. VIEWS: Buyer and Seller are advised that present views from the Property may be affected by future development or growth of trees and vegetation on adjacent properties and any other property within the line of sight of the Property. Brokers make no representation regarding the preservation of existing views. If Buyer wants further information, Broker(s) recommend that Buyer review covenants, conditions and restrictions, if any, and contact neighboring property owners, government agencies and homeowner associations, if any, during Buyer's investigation contingency period. Brokers do not have expertise in this area.

B16. SWIMMING POOL, SECURITY AND SAFETY: Buyer and Seller are advised that state and local Law may require the installation of barriers, anti-entrapment grates, access alarms, self-latching mechanisms, pool covers, exit alarms and/or other measures to decrease the risk to children and other persons of existing swimming pools and hot tubs, as well as various fire safety and other measures concerning other features of the Property. Compliance requirements differ from city to city and county to county. Unless specifically agreed, the Property may not be in compliance with these requirements. If Buyer wants further information, Broker(s) recommend that Buyer contact local government agencies about these restrictions and other requirements. State law requires that new pools and spas be equipped with at least two of seven specified drowning prevention safety features. Home inspectors have a statutory obligation to perform a non-invasive physical examination of the pool area to identify which safety features are present. Brokers do not have expertise in this area.

B17. WATER SHORTAGES AND CONSERVATION: Buyer and Seller are advised that the Property may be located in an area that could experience water shortages. The policies of local water districts and the city or county in which the Property is located can result in the occurrence of any or all of the following: **(i)** limitations on the amount of water available to the Property, **(ii)** restrictions on the use of water, and **(iii)** an increasingly graduated cost per unit of water use, including, but not limited to, penalties for excess usage. For further information, Broker recommends that Buyer contact the supplier of water to the Property regarding the supplier's current or anticipated policies on water usage and to determine the extent to which those policies may affect Buyer's intended use of the Property. If the Property is serviced by a private well, Buyer is advised that drought conditions and/or a low water table may make it necessary to arrange, through a private supplier, for delivery of water to the Property. Buyers should contact water truck companies for the costs involved. Brokers do not have expertise in this area.

B18. 1915 IMPROVEMENT BOND MELLO-ROOS COMMUNITY DISTRICT, AND OTHER ASSESSMENT DISTRICTS: Buyer and Seller are advised that the Property may be subject to an improvement bond assessment under the Improvement Bond Act of 1915, a levy of a special tax pursuant to a Mello-Roos Community Facilities district, and/or a contractual assessment as provided in § 5898.24 of the Streets And Highways Code or other assessment districts. Seller is generally required to make a good faith effort to obtain a disclosure notice from any local agency collecting such taxes and deliver such notice to Buyers. If there is a question as to whether an existing bond or assessment will be prorated as of the close of escrow, or whether Seller will pay off the bond or assessment at close of escrow, Buyers are advised to discuss the matter with the appropriate entity and address the responsibility for payment in negotiations for the purchase agreement or amendment prior to removing contingencies. Some cities and other localities have begun, or have the intention to begin, the process of requiring the replacement of utility poles by requiring that utility lines be buried underground. These projects can result in special tax assessments and set-up costs that are imposed on individual property owners. Brokers do not have expertise in this area.

C. Off-Site and Neighborhood Conditions

C1. GOLF COURSE DISCLOSURES: Buyer and Seller are advised that if the Property is located adjacent to or near a golf course the following may apply: **(i)** Stray golf balls – Any residence near a golf course may be affected by errant golf

balls, resulting in personal injury or destruction to property. Golfers may attempt to trespass on adjacent property to retrieve golf balls even though the project restrictions may expressly prohibit such retrieval. **(ii)** Noise and lighting – The noise of lawn mowers irrigation systems and utility vehicles may create disturbances to homeowners. Maintenance operations may occur in the early morning hours. Residents living near the clubhouse may be affected by extra lighting, noise, and traffic. **(iii)** Pesticides and fertilizer use – A golf course may be heavily fertilized, as well as subjected to other chemicals during certain periods of the year. **(iv)** Irrigation system – Golf course sprinkler systems may cause water overspray upon adjacent property and structures. Also the irrigation system of a golf course may use reclaimed and retreated wastewater. **(v)** Golf carts – Certain lots may be affected more than others by the use of golf carts. Lots adjacent to a tee or putting green may be subject to noise disturbances and loss of privacy. **(vi)** Access to golf course from residences – It is likely that most residences will not have direct access from their lots to the golf course. The project restrictions may disclaim any right of access or other easements from a resident's lot onto the golf course. **(vii)** View obstruction – Residents living near a golf course may have their views over the golf course impacted by maturing trees and landscaping or by changes to the course's configuration. **(viii)** Water restrictions –- As some municipalities face water shortages, the continued availability of water to the golf course may be restricted or otherwise reduced by the local water agency. If Buyer wants further information, Broker(s) recommend that Buyer contact the local water agency regarding this matter. Brokers do not have expertise in this area.

C2. NEIGHBORHOOD, AREA, PERSONAL FACTORS, BUYER INTENDED USE, HIGH SPEED RAILS, AND SMOKING RESTRICTIONS: Buyer and Seller are advised that the following may affect the Property or Buyer's intended use of it: neighborhood or area conditions, including schools, proximity and adequacy of law enforcement, crime, fire protection, other government services, availability, adequacy and cost of any speed-wired, wireless internet connections or other telecommunications or other technology services and installations, proximity to medical marijuana growing or distribution locations, cell phone towers, manufacturing, commercial, industrial, airport or agricultural activities or military ordnance locations, existing and proposed transportation, construction, and development, any other source that may affect noise, view, traffic, or odor, wild and domestic animals, susceptibility to tsunami and adequacy of tsunami warnings, other nuisances, hazards, or circumstances, protected species, wetland properties, botanical diseases, historic or other governmentally-protected sites or improvements, cemeteries, conditions and influences of significance to certain cultures and/or religions, and personal needs, requirements and preferences of Buyer and FAA requirements for recreational and non-recreational use of Unmanned Aircraft Systems (UAS) (drones) (see UAS frequently asked questions http://www.faa.gov/uas/faqs/). California is potentially moving toward high speed rail service between Northern and Southern California. This rail line could have an impact on the Property if it is located nearby. More information on the timing of the project and routes is available from the California High-Speed Rail Authority at www.cahighspeedrail.ca.gov/. The State of California has long-standing no smoking laws in place restricting smoking in most business and some public spaces. Local jurisdictions may enact laws that are more restrictive than state law. Many California cities have enacted restrictions on smoking in parks, public sidewalks, beaches and shopping areas. Some jurisdictions have restrictions entirely banning smoking inside privately owned apartments and condominiums as well as in the common areas of such structures, or limiting smoking to certain designated areas. If Buyer wants further information, Broker(s) recommend that Buyer contact local government agencies about these restrictions. Brokers do not have expertise in this area.

C3. NEIGHBORHOOD NOISE SOURCES: Buyer and Seller are advised that even if the Property is not in an identified airport noise influence area, the Property may still be subject to noise and air disturbances resulting from airplanes and other aircraft, commercial or military or both, flying overhead. Other common sources of noise include nearby commercial districts, schools, traffic on streets, highways and freeways, trains and general neighborhood noise from people, dogs and other animals. Noise levels and types of noise that bother one person may be acceptable to others. Buyer is advised to satisfy him/herself with regard to any sources of and amounts of noise at different times of day and night. Brokers do not have expertise in this area.

C4. SCHOOLS: Buyer and Seller are advised that children living in the Property may not, for numerous reasons, be permitted to attend the school nearest the Property. Various factors including, but not limited to, open enrollment policies, busing, overcrowding, and class size reductions may affect which public school serves the Property. School district boundaries are subject to change. Buyer is advised to verify whether the Property is now, and at the Close of Escrow will be, in the school district Buyer understands it to be in and whether residing in the Property entitles a person to attend any specific school in which that Buyer is interested. Broker(s) recommend that Buyer contact the local school or school district for additional information during Buyer's investigation contingency period. Brokers do not have expertise in this area.

C5. UNDERGROUND PIPELINES AND UTILITIES: Throughout California underground pipelines transport natural gas, liquid fuel and other potentially hazardous materials. These pipelines may or may not provide utility services to the Property. Information about the location of some of the pipelines may be available from a company that also provides disclosures of natural and other hazards or from other sources of public maps or records. Proximity to underground pipelines, in and of itself, does not affirmatively establish the risk or safety of the property. If Buyer wants further information about these underground pipelines and utilities, Buyer is advised to consult with appropriate experts during Buyer's investigation contingency period. Brokers do not have expertise in this area.

C6. WILDLIFE: California is home to many species of wildlife. The location of homes in California continues to expand into areas that are the natural habitat of wildlife, and the Property may be in such an area. Wildlife may become a nuisance especially if the availability of their natural sources of food or water is limited. Buyer should investigate the need to implement mitigation measures at the Property including but not limited to the use of animal-resistant garbage containers, and other appropriate measures depending on the species and habitat involved. Brokers do not have expertise in this area.

C7. SEA LEVEL RISE/COASTAL PROPERTIES: Sea level rise has the potential to affect coastal residents, recreation, and development. Coastal communities may or may not have addressed the potential impact. The following is a non-exclusive list of issues that may be impacted by sea level rise: **(i)** Shoreline, beach and bluff erosion, and flooding; **(ii)** The effectiveness of seawalls and bulkheads, whether built with or without permits; **(iii)** Seaward construction, development or improvement to existing structures; **(iv)** The enactment of geological hazard abatement districts and assessments; and **(v)** The location of the "mean high tide line" which is used to delineate shoreline boundaries for some coastal properties.

Below is a non-exhaustive list of potential resources provided as a starting point for Buyer investigations into sea level rise, and not as an endorsement or guarantee that any federal, state, county, city or other resource will provide complete advice.

A. California Coastal Commission contact information: https://www.coastal.ca.gov/contact/#/
B. State Lands Commission contact information: https://www.slc.ca.gov/contact-us/
C. National Oceanic and Atmospheric Administration (sea level rise page): https://coast.noaa.gov.slr/
D. California Coastal Commission (sea level rise page): https://www.coastal.ca.gov/climate/slr/
E. Federal Emergency Management Agency (FEMA): https://www.fema.gov/flood-maps; https://msc.fema.gov

If Buyer wants further information, Broker recommends that Buyer discuss the issue with an appropriate professional during Buyer's investigation contingency period. Brokers do not have expertise in this area.

D. Legal Requirements (Federal, State and Local)

D1. DEATH ON THE PROPERTY: California Civil Code § 1710.2 protects a seller from: **(i)** failing to disclose a death on the property that occurred more than 3 years before a buyer has made an offer on a property; and **(ii)** failing to disclose if an occupant of a property was afflicted with HIV/AIDS, regardless of whether a death occurred or if so, when § 1710.2 does not protect a seller from making a misrepresentation in response to a direct inquiry. If the Buyer has any concerns about whether a death occurred on the Property or the manner, location, details or timing of a death, the buyer should direct any specific questions to the Seller in writing. Brokers do not have expertise in this area.

D2. EARTHQUAKE FAULT ZONES AND SEISMIC HAZARD ZONES: Buyer and Seller are advised that California Public Resources Code §§ 2622 and 2696 require the delineation and mapping of "Earthquake Fault Zones" along known active faults and "Seismic Hazard Zones" in California. Affected cities and counties must regulate certain development projects within these zones. Construction or development on affected properties may be subject to the findings of a geological report prepared by a registered California geologist. Generally, Seller must disclose if the Property is in such a zone and can use a research company to aid in the process. If Buyer wants further information, Broker recommends that, during Buyer's investigation contingency period, Buyer make independent inquiries with such research companies or with appropriate government agencies concerning the use and improvement of the Property. Buyer is advised that there is a potential for earthquakes and seismic hazards even outside designated zones. Brokers do not have expertise in this area.

D3. EPA's LEAD-BASED PAINT RENOVATION, REPAIR AND PAINTING RULE: The new rule requires that contractors and maintenance professionals working in pre-1978 housing, childcare facilities, and schools with lead-based paint be certified; that their employees be trained; and that they follow protective work practice standards. The rule applies to renovation, repair, or painting activities affecting more than six square feet of lead-based paint in a room or more than 20 square feet of lead-based paint on the exterior. Enforcement of the rule begins October 1, 2010. See the EPA website at http://www.epa.gov/lead for more information. Buyer and Seller are advised to consult an appropriate professional. Brokers do not have expertise in this area.

D4. FIRE HAZARDS: Buyer and Seller are advised that fires annually cause the destruction of thousands of homes. Due to varied climate and topography, certain areas have higher risks of fires than others. Certain types of materials used in home construction create a greater risk of fire than others. If the Property is located within a State Fire Responsibility Area or a Very High Fire Hazard Zone, generally Seller must disclose that fact to Buyer under California Public Resources Code § 4136 and California Government Code §§ 51178 and 51183.5, and may use a research company to aid in the process. Owners of property may be assessed a fire prevention fee on each structure on each parcel in such zones. The fee may be adjusted annually commencing July 1, 2013. If Buyer wants further information, Broker recommends that, during Buyer's investigation and insurance contingency period, Buyer contact the local fire department and Buyer's insurance agent regarding the risk of fire. Buyer is advised that there is a potential for fires even outside designated zones. Brokers do not have expertise in this area.

D5. FIRPTA/CALIFORNIA WITHHOLDING: Buyer and Seller are advised that: **(i)** Internal Revenue Code § 1445, as of February 17, 2016, requires a Buyer to withhold and to remit to the Internal Revenue Service 15% of the purchase price of the property if the Seller is a non-resident alien, unless an express exemption applies. Only 10% needs to be withheld if the Buyer acquires the property as Buyer's residence and the price does not exceed $1,000,000. Seller may avoid withholding by providing Buyer a statement of non-foreign status. The statement must be signed by Seller under penalty of perjury and must include Seller's tax identification number. Buyer can also avoid having to withhold Federal taxes from Seller's Proceeds if the property price is $300,000 or less, and the Buyer signs an affidavit stating Buyer intends to occupy the property as a principal residence. **(ii)** California Revenue and Taxation Code § 18662 requires that a Buyer withhold and remit to the California Franchise Tax Board 3 1/3% of the purchase price of the property unless the Seller signs an affidavit that the property was the Seller's (or the decedent's, if a trust or probate sale) principal residence or that the sales price is $100,000 or less or another express exemption applies. Exemptions from withholding also apply to legal entities such as corporations, LLCs, and partnerships. Brokers cannot give tax or legal advice. Broker recommends that Buyer and Seller seek advice from a CPA, attorney or taxing authority. Brokers do not have expertise in this area.

D6. FLOOD HAZARDS: Buyer and Seller are advised that if the Property is located within a Special Flood Hazard Area, as designated by the Federal Emergency Management Agency (FEMA), or an area of Potential Flooding pursuant to California Government Code § 8589.3, generally Seller must disclose this fact to Buyer and may use a research company to aid in the process. The National Flood Insurance Program was established to identify all flood plain areas and establish flood-risk zones within those areas. The program mandates flood insurance for properties within high-risk zones if loans are obtained from a federally-regulated financial institution or are insured by any agency of the United States Government. The extent of coverage and costs may vary. If Buyer wants further information, Broker(s) recommend that Buyer consult Buyer's lender and/or insurance agent during Buyer's investigation contingency period. Buyer is advised that there is a potential for flooding even outside designated zones. Brokers do not have expertise in this area.

D7. MEGAN'S LAW DATABASE DISCLOSURE: Notice: Pursuant to § 290.46 of the Penal Code, information about specific registered sex offenders is made available to the public via an Internet Web site maintained by the Department of Justice at http://www.meganslaw.ca.gov/. Depending on an offender's criminal history, this information will include either the address at which the offender resides or the community of residence and ZIP Code in which he or she resides. (Neither Seller nor Brokers, in any, are required to check this website. If Buyer wants further information, Buyer should obtain information directly from this website.) Brokers do not have expertise in this area.

D8. NOTICE OF YOUR SUPPLEMENTAL PROPERTY TAX BILL; ACCURATE SALES PRICE REPORTING: Buyer and Seller are advised that pursuant to Civil Code § 1102.6(c), Seller, or Seller's agent, is required to provide the following notice to the Buyer:

"California property tax law requires the Assessor to revalue real property at the time the ownership of property changes. Because of this law, you may receive one or two supplemental tax bills, depending on when your loan closes.

The supplemental tax bills are not mailed to your lender. Even if you have arranged for your property tax payments to be paid through an impound account, the supplemental tax bills will not be paid by your lender. It is your responsibility to pay these supplemental bills directly to the Tax Collector. If you have any questions concerning this matter, please call your Tax Collector's Office."

Although the notice refers to loan closing as a trigger, it is actually the change of ownership which triggers this reassessment of property taxes. Therefore, the Property can be reassessed even if there is no loan involved in the purchase of the Property. The Purchase Agreement may allocate supplemental tax bills received after the Close of Escrow to the Buyer. A change (preliminary change) of ownership form is generally required to be filed by the Buyer with the local taxing agency. The form identifies the sales price of the Property. An assessor may value the Property at its fair market value regardless of the sales price declared by the Buyer. If Buyer wants further information concerning these matters, Broker(s) recommend that Buyer discuss the issue with the County Assessor or Tax Collector or their own tax or legal advisor. Brokers do not have expertise in this area.

D9. ZONE MAPS MAY CHANGE: Maps that designate, among other things, Earthquake Fault Zones, Seismic Hazard Zones, State Fire Responsibility Areas, Very High Fire Hazard Zones, Special Flood Hazard Areas, and Potential Flooding Areas are occasionally redrawn by the applicable Government Agency. Properties that are currently designated in a specified zone or area could be removed and properties that are not now designated in a specified zone or area could be placed in one or more such zones or areas in the future. A property owner may dispute a FEMA flood hazard location by submitting an application to FEMA. Brokers do not have expertise in this area.

D10. ELECTRIFICATION OF ENERGY SOURCE: Several local jurisdictions in California have enacted laws which prohibit the use of natural gas appliances in new construction. Other local jurisdictions, and State of California, are considering bans, and may even prohibit the replacement, sale or installation of appliances that use any fuel source other than electricity. Brokers do not have expertise in this area.

E. Contract Related Issues and Terms

E1. ELECTRONIC SIGNATURES: The ability to use electronic signatures to sign legal documents is a great convenience, however Buyers and Sellers should understand they are signing a legally binding agreement. Read documents it carefully. Although electronic signature programs make it easy to skip from one signature or initial line to another, Buyers and Sellers are cautioned to only sign if they have taken the time necessary to read each document thoroughly, understand the entire document, and agree to all of its terms. Do not just scroll through or skip to the next signature or initial line, even if you have reviewed an earlier draft of the document. If you have questions or do not understand a provision, before you sign, ask your Broker, Agent, or legal advisor about the contract term and sign only if you agree to be bound by it. Some signature or initial lines are optional, such as for the liquidated damages and arbitration clauses. Consider your decision before signing or initialing. See below for more information on the liquidated damages and arbitration clauses. If there is more than one buyer or seller, each must sign or initial on their own. Do not sign or initial for anyone else unless you have a power of attorney for that person or are otherwise legally authorized, in writing, to sign or initial for another. Print or electronically store a copy of the document for your own records. Brokers do not have expertise in this area.

E2. LIQUIDATED DAMAGES: Buyer and Seller are advised that a liquidated damages clause is a provision Buyer and Seller can use to agree in advance to the amount of damages that a seller will receive if a buyer breaches the Agreement. The clause usually provides that a seller will retain a buyer's initial deposit paid if a buyer breaches the agreement, and generally must be separately initialed by both parties and meet other statutory requirements to be enforceable. For any additional deposits to be covered by the liquidated damages clause, there generally must be

another separately signed or initialed agreement (see C.A.R. Form DID). However, if the Property contains from 1 to 4 units, one of which a buyer intends to occupy, California Civil Code Section 1675 limits the amount of the deposit subject to liquidated damages to 3% of the purchase price. Even though both parties have agreed to a liquidated damages clause, an escrow company will usually require either a judge's or arbitrator's decision or instructions signed by both parties in order to release a buyer's deposit to a seller. Buyers and Sellers must decide on their own, or with the advice of legal counsel, whether to agree to a liquidated damages clause. Brokers do not have expertise in this area.

E3. MEDIATION: Buyer and Seller are advised that mediation is a process by which the parties hire a neutral person to facilitate discussion and negotiation between the parties with the goal of helping them reach a settlement of their dispute. The parties generally share in the cost of this confidential, non-binding negotiation. If no agreement is reached, either party can pursue further legal action. Under C.A.R. Form RPA: (i) the parties must mediate any dispute arising out of their agreement (with a few limited exceptions, such as matters within the jurisdiction of a small claims court) before they resort to arbitration or court, and (ii) if a party proceeds to arbitration or court without having first attempted to mediate the dispute, that party risks losing the right to recover attorney fees and costs even if he or she prevails. Brokers do not have expertise in this area.

E4. ARBITRATION: Buyer and Seller are advised that arbitration is a process by which the disputing parties hire a neutral person to render a binding decision. Generally, arbitration is faster and less expensive than resolving disputes by litigating in court. The rules are usually less formal than in court, and it is a private process not a matter of public record. By agreeing to arbitration, the parties give up the right to a jury trial and to appeal the arbitrator's decision. Arbitration decisions have been upheld even when arbitrators have made a mistake as to the law or the facts. If the parties agree to arbitration, then after first attempting to settle the dispute through mediation, any dispute arising out of their agreement (with a few limited exceptions) must be submitted to binding arbitration. Buyer and Seller must weigh the benefits of a potentially quicker and less expensive arbitration against giving up the right to a jury trial and the right to appeal. Brokers cannot give legal advice regarding these matters. Buyers and Sellers must decide on their own, or with the advice of legal counsel, whether to agree to arbitration. Brokers do not have expertise in this area.

E5. ESCROW FUNDS: Buyer and Seller are advised that California Insurance Code § 12413.1 provides that escrow companies cannot disburse funds unless there are sufficient "good funds" to cover the disbursement. "Good funds" are defined as cash, wire transfers and cashiers' or certified checks drawn on California depositories. Escrow companies vary in their own definitions of "good funds." Broker(s) recommend that Buyer and Seller ask the escrow company regarding its treatment of "good funds." All samples and out-of-state checks are subject to waiting periods and do not constitute "good funds" until the money is physically transferred to and received by the escrow holder. Brokers do not have expertise in this area.

E6. HOME WARRANTY: Buyer and Seller are advised that Buyer and Seller can purchase home warranty plans covering certain standard systems of the Property both before and after Close of Escrow. Seller can obtain coverage for the Property during the listing period. For an additional premium, an upgraded policy providing additional coverage for air conditioning, pool and spa and other features can be purchased. Home warranties do not cover every aspect of the Property and may not cover inspections or upgrades for repairs required by state or federal laws or pre-existing conditions. Broker(s) recommend that Buyer review the policy for details. Brokers do not have expertise in this area.

E7. IDENTIFICATION OF NATURAL PERSONS BEHIND SHELL COMPANIES IN ALL-CASH TRANSACTIONS: The U.S. Treasury Department's Financial Crimes Enforcement Network (FinCEN) has issued Geographic Targeting Orders (GTOs) targeting alleged money laundering risk in the real estate sector. The GTOs will temporarily require U.S. title insurance companies to identify the natural persons behind shell companies used to pay "all cash" for high- end residential real estate in certain major metropolitan areas. FinCEN explained that it remains concerned that all- cash purchases (i.e., those without bank financing) may be conducted by individuals attempting to hide their assets and identity by purchasing residential properties through limited liability companies or other similar structures. Since the original issuance, the GTOs have been renewed and may continue to be renewed. The GTOs cover the following areas in California: Los Angeles, San Francisco, San Mateo, Santa Clara and San Diego Counties. The monetary thresholds for each county is $300,000. GTOs have helped law enforcement identify possible illicit activity. FinCEN reported that a significant portion of covered transactions have dictated possible criminal activity associated with the individuals reported to be the beneficial owners behind shell company purchasers. Brokers do not have expertise in this area.

E8. NON CONFIDENTIALITY OF OFFERS: Buyer is advised that Seller or Listing Agent may disclose the existence, terms, or conditions of Buyer's offer, unless all parties and their agent have signed a written confidentiality agreement (such as C.A.R. Form NDA). Whether any such information is actually disclosed depends on many factors, such as current market conditions, the prevailing practice in the real estate community, the Listing Agent's marketing strategy and the instructions of the Seller. Brokers do not have expertise in this area.

E9. ONLINE OR WIRE FUNDS TRANSFERS: Instructions for the online or wire transfer of escrow deposits have been known to be intercepted by hackers who alter them so that Buyer's funds are actually wired to accounts controlled by criminals rather than the escrow company. Buyers should exercise extreme caution in making electronic funds transfers, verifying that the organization they are transferring funds to is, in fact, the escrow company and that their own bank account information is not being exposed. See C.A.R. Form WFA for further information. Brokers do not have expertise in this area.

F. Other Factors Affecting Property

F1. COMMUNITY ENHANCEMENT AND PRIVATE TRANSFER FEES: Buyer and Seller are advised that some areas or communities may have enhancement fees or user-type fees, or private transfer taxes and fees, over and above any stated fees. The Federal Housing Finance Agency has issued a rule that prohibits Fannie Mae and Freddie Mac from purchasing loans made on properties with private transfer fees if those fees were established on or after February 8, 2011. See title 12 Code of Federal Regulations § 1228 for more information and exceptions. Private transfer fees: **(i)** may last for a fixed period of time or in perpetuity, **(ii)** are typically calculated as a percentage of the sales price, and **(iii)** may have private parties, charitable organizations or interest-based groups as their recipients who may use the funds for social issues unrelated to the property. Brokers do not have expertise in this area.

F2. GENERAL RECALL/DEFECTIVE PRODUCT/CLASS ACTION INFORMATION: Buyer and Seller are advised that government entities and manufacturers may at any time issue recall notices and/or warnings about products that may be present in the Property, and that these notices or warnings can change. The following nonexclusive, non-exhaustive list contains examples of recalled/defective products/class action information: horizontal furnaces, Whirlpool Microwave Hood Combination; RE-ConBuilding products roof tiles; Central Sprinkler Company Fire Sprinklers; Robert Shaw Water Heater Gas Control Valves; Trex Decking; water heaters; aluminum wiring; galvanized, abs, polybutylene PEX, KITEC® and copper pipe; and dry wall manufactured in China. There is no single, all-inclusive source of information on product recalls, defective products or class actions; however, the U.S. Consumer Product Safety Commission (CPSC) maintains a website that contains useful information. If Buyer wants further information regarding the items listed above, Broker(s) recommend that Buyer review the CPSC website at http:// www.cpsc.gov/ during Buyer's investigation contingency period. Another source affiliated with the CPSC is http:// saferproducts.gov/ which allows a Buyer to search by product type or product name. Buyer may also search using the various search engines on the Internet for the specified product or products in question. Brokers recommend that Buyer satisfy themselves regarding recalled or defective products. Brokers will not determine if any aspect of the Property is subject to a recall or is affected by a class action lawsuit. Brokers do not have expertise in this area.

F3. HOMEOWNER ASSOCIATIONS AND COVENANTS, CONDITIONS AND RESTRICTIONS ("CC&Rs"); CHARGING STATIONS; FHA/VA APPROVAL: Buyer and Seller are advised that if the Property is a condominium, or located in a planned unit development, or in a common interest subdivision, there are typically restrictions on use of the Property and rules that must be followed. Restrictions and rules are commonly found in Declarations and other governing documents. Further there is likely to be a homeowner association (HOA) that has the authority to affect the Property and its use. Whether or not there is a HOA, the Property may still be subject to CC&Rs restricting use of the Property. The HOA typically has the authority to enforce the rules of the association, assess monetary payments (both regular monthly dues and special assessments) to provide for the upkeep and maintenance of the common areas, and enforce the rules and assessment obligations. If you fail to abide by the rules or pay monies owed to the HOA, the HOA may put a lien against your Property. Additionally, if an electric vehicle charging station is installed in a common area or an exclusive use common area, each Seller whose parking space is on or near that charging station must disclose its existence and that the Buyer will have the responsibilities set forth in California Civil Code §4745. The law requires the Seller to provide the Buyer with the CC&Rs and other governing documents, as well as a copy of the HOA's current financial statement and operating budget, among other documents. Effective July 1, 2016, a Common Interest Development (CID) will be required to include in its annual budget report a separate statement describing the status of the CID as a Federal Housing Administration or Department of Veterans Affairs approved Development. While the purchase agreement and the law require that the annual budget be provided by Seller to Buyer, Brokers will not and cannot verify the accuracy of information provided by the CID. Buyer is advised to carefully review all HOA documents provided by Seller and the CC&Rs, if any, and satisfy him/herself regarding the use and restrictions of the Property, the amount of monthly dues and/or assessments, the adequacy of reserves, current and past insurance coverage and claims, and the possibility of any legal action that may be taken by or against the HOA. The HOA may not have insurance or may not cover personal property belonging to the owner of the unit in the condominium, common interest or planned unit development. For more information Buyer may request from Broker the C.A.R. Legal Q&A titled: "Homeowners' Associations: A Guide for REALTORS®". Brokers do not have expertise in this area.

Although unenforceable, it is possible the CC&Rs, deed or other document on title may contain a covenant which at one time may have purported to discriminate against persons based on race, religion or other protected class or characteristics. You have the right to request the assistance of the title or escrow company to help you prepare a form which will be provided to the County and may result in the discriminatory language being removed from the public record. You may also get a notice informing you of these rights from the Broker or title or escrow company. For more information Buyer may request from Broker the C.A.R. Legal Quick Guide titled: "Agent Disclosure of Discriminatory Covenants Based on Actual Knowledge."

F4. LEGAL ACTION: Buyer and Seller are advised that if Seller or a previous owner was involved in a legal action (litigation or arbitration) affecting the Property, Buyer should obtain and review public and other available records regarding the legal action to determine: **(i)** whether the legal action or any resolution of it affects Buyer and the Property, **(ii)** if any rights against any parties involved in the legal action survive the legal action or have been terminated or waived as a result of the legal action, whether or not involving the same issue as in the legal action, and **(iii)** if any recommendations or requirements resulting from the legal action have been fulfilled and, if so, that Buyer is satisfied with any such action. Buyer should seek legal advice regarding these matters. Brokers do not have expertise in this area.

F5. MARKETING; INTERNET ADVERTISING; INTERNET BLOGS; SOCIAL MEDIA: Buyer and Seller are advised that Broker may employ a "staging" company to assist in the presentation of the Property. The furnishings and decorations in the staging are generally not included in the sale unless specifically noted in the Agreement. Statements and inclusion in the MLS entry, flyers, and other marketing materials are NOT part of the Agreement. In addition, Broker may employ a service to provide a "virtual tour" or "virtual staging" or Internet marketing of the Property, permitting potential buyers to view the Property over the Internet. While they are supposed to be an accurate representation of the property, the photos may be enhanced and not fully representative of the actual condition of the property. Further, neither the service provider nor Broker have total control over who will obtain access to materials placed on the internet or what action such persons might take. Additionally, some Internet sites and other social media provide formats for comments or opinions of value of properties that are for sale. Information on the Property, or its owner, neighborhood, or any homeowner association having governance over the Property may be found on the internet on individual or commercial web sites, blogs, Facebook pages, or other social media. Any such information may be accurate, speculative, truthful or lies, and it may or may not reflect the opinions or representations by the Broker. Broker will not investigate any such sites, blogs, social media or other internet sites or the representations contained therein. Buyer is advised to make an independent search of electronic media and online sources prior to removing any investigation contingency. Buyer and Seller are advised that Broker has no control over how long the information or photos concerning the Property will be available on the Internet or through social media, and Broker will not be responsible for removing any such content from the internet or MLS. Brokers do not have expertise in this area.

F6. PACE LOANS AND LIENS: The acronym PACE stands for Property Assessed Clean Energy. PACE programs allow property owners to finance energy and water conservation improvements and pay for them through an assessment on the owner's property. PACE programs are available in most areas for both residential one to four unit properties and commercial properties. PACE programs may be referred to by different names such as HERO or SCEIP, among others. If a PACE project is approved, an assessment lien is placed on a property for the amount owed plus interest. A property owner repays the entity for the improvements as a special tax assessment on the property tax bill over a period of years. A PACE lien is similar to a property tax lien in that it has "super priority." Sellers are obligated to disclose, pursuant to the C.A.R. Residential Purchase Agreement (C.A.R. Form RPA), whether any improvement is subject to a lien such as a PACE lien. Properties that are subject to PACE liens made on or after July 6, 2010 may not be eligible for financing. For more information, Buyer may request from Broker the C.A.R. Legal Q&A titled: "PACE Programs and Solar Leases". Brokers do not have expertise in this area.

F7. RE-KEYING: All locks should be re-keyed immediately upon close of escrow so as to ensure the Buyer's safety and security of their persons as well as their personal belongings. Alarms, if any, should be serviced by professionals and codes should be changed. Garage door openers and remotes should be re-coded. In the event of a lease back to Seller after the close of escrow, Seller is advised that the Buyer is entitled to the keys as the Owner of the Property even though the Seller stays in possession of the Property as provided in the RPA. Brokers do not have expertise in this area.

F8. SOLAR PANELS AND NET ENERGY METERING: Solar panel or power systems may be owned or leased. Although leased systems are probably personal property, they are included in the sale by the C.A.R. purchase agreement which also obligates the Seller to make a disclosure to the Buyer and provide the Buyer with documentation concerning the lease and system. Leasing companies generally secure payments by filing a UCC-1 (a Uniform Commercial Code form giving notice of a creditor's security interest) against the property. Sellers are required to provide material information about solar panels (C.A.R. form SOLAR may be used). Buyers are given a contingency right to investigate the solar related system and documentation and assume any lease. Assumption of the lease may require Buyer to provide financial information to the leasing company who may require a credit report be obtained on the Buyer. Should a solar panel or power system be on the Property, Buyers should determine if the system is leased or owned. Buyer's willingness to assume any such lease is a contingency in favor of Seller. For more information, Buyer may request from Broker the C.A.R. Legal Q&A titled: "PACE Programs and Solar Leases". **Solar panel systems may have net energy metering.** Payback rates from utilities to property owners with their own source of energy (such as rooftop solar panels) who contribute electricity back to the grid may change from those currently in place and may differ upon change of ownership in the property, Fees for new solar installation may be added or changed. Buyers should discuss with the applicable utility if applicable to the property. Brokers do not have expertise in this area.

F9. RECORDING DEVICES: Audio or video recording devices or both may be present on the Property, whether or not notice of any such devices has been posted. Seller may or may not even be aware of the capability of such devices. Brokers do not have expertise in this area.

F10. WOOD BALCONIES, STAIRS AND OTHER STRUCTURES: Prior to January 1, 2025, and periodically thereafter, buildings with three units or more, may be required to obtain an inspection of exterior balconies, stairways, walkways, or decks that are supported in whole or in substantial part by a wood or wood-based materials. For condos, the HOA will be responsible for the inspections per its governing documents. For other buildings, it is the owner's responsibility. An inspection report must be incorporated into a condo HOA's study of reserve account requirements. This could in turn affect lender certification requirements as well as future dues and assessments. A balcony report that identifies an immediate threat to the safety of the occupants will require the condo HOA or owner to prevent access to the balcony further impacting a property's marketability.

G. Local Disclosures and Advisories

LOCAL ADVISORIES OR DISCLOSURES (IF CHECKED):

The following disclosures or advisories are attached:

A. ☐ ______________________________

B. ☐ ______________________________

C. ☐ ______________________________

D. ☐ ______________________________

Buyer and Seller are encouraged to read all 15 pages of this Advisory carefully. By signing below, Buyer and Seller acknowledge that each has received a copy of all 15 pages of this Statewide Buyer and Seller Advisory, and each has read and understands its terms.

Signed by:

BUYER X [signature] *Elata Investments, LLC* Date 7/28/2026

47BA00E8EA7A47F...

BUYER ______________________________ Date ______________

SELLER X Tina Gomez *Finance of America Reserve, LLC* Date 08.10.2026

SELLER ______________________________ Date ______________

Published and Distributed by: REAL ESTATE BUSINESS SERVICES, LLC. *a subsidiary of the California Association of REALTORS®*

CALIFORNIA ASSOCIATION OF REALTORS®

MARKET CONDITIONS ADVISORY

(C.A.R. Form MCA, Revised 6/24)

COLDWELL BANKER REALTY

1. **MARKET CONDITIONS:** Real estate markets are cyclical and can change over time. It is impossible to predict future market conditions with accuracy. In a competitive or "hot" real estate market, there are generally more Buyers than Sellers. This will often lead to multiple buyers competing for the same property. As a result, in order to make their offers more attractive, some Buyers may offer more than originally planned or eliminate certain contingencies in their offers. In a less competitive or "cool" market there are generally more Sellers than Buyers, often causing real estate prices to level off or drop, sometimes precipitously. The sales price of homes being sold as foreclosures and short sales is difficult to anticipate and can affect the value of other homes in the area. Brokers, appraisers, Sellers and Buyers take these "distressed" property sales and listings into consideration when valuing property. In light of the real estate market's cyclical nature it is important that Buyers understand the potential for little or no appreciation in value, or an actual loss in value, of the property they purchase. This Advisory discusses some of the potential risks inherent in changing market conditions.
2. **BUYER CONSIDERATIONS:**
   A. **OFFERING PRICE:** AS A BUYER, YOU ARE RESPONSIBLE FOR DETERMINING THE PRICE YOU WANT TO OFFER FOR A PROPERTY. Although Brokers may provide you with comparable sales data, generally from information published in the local multiple listing service, you should know that the reporting of this data is often delayed and prices may change, up or down, faster than reported sales indicate. All buyers should be sure they are comfortable with the price they are offering or the price they are accepting in a counter offer. You should be aware of and think about the following: **(i)** If your offer is accepted, the property's value may not increase and may even decrease. **(ii)** If your offer is accepted, you may have "Buyer's remorse" that you paid too much. **(iii)** If your offer is rejected there can be no guarantee that you will find a similar property at the same price. **(iv)** If your offer is rejected, you may not be satisfied that the amount you offered was right for you. Only you can determine that your offer was reasonable and prudent in light of the property and your circumstances.

   B. **NON-CONTINGENT OFFERS:** Most residential purchase agreements contain contingencies allowing a Buyer within a specified period of time to cancel a purchase if: **(i)** the Buyer cannot obtain a loan; **(ii)** if the property does not appraise at a certain value ; **(iii)** if the Buyer is dissatisfied with the property's condition after an inspection; **(iv)** if an insurance policy cannot be obtained for an acceptable cost; or **(v)** for any other contingency within the purchase agreement. To make their offers more attractive, Buyers will sometimes write offers with few or no contingencies or offer to remove contingencies within a short period of time. In a "hot" market, sellers will sometimes insist that Buyers write offers with no contingencies. Broker recommends that Buyers do not write non-contingent offers and if you do so, you are acting against Broker's advice. However, if you do write a non-contingent offer these are some of the contractual rights you may be giving up:

   (1) **LOAN CONTINGENCY:** If you give up your loan contingency, and you cannot obtain a loan, whether through your fault or the fault of your lender, and as a result, you do not or cannot purchase the property, you may legally be in default under the contract and required to pay damages or forfeit your deposit to the seller.

   (2) **APPRAISAL CONTINGENCY:** If your lender's (or your own) appraiser does not believe the property is worth what you have agreed to pay for it, your lender may not loan the full amount needed for the purchase or may not loan any amount at all because of a low appraisal. As a result, if you do not purchase the property, and you have removed your appraisal contingency, you may legally be in default under the contract and could be required to pay damages to, or forfeit your deposit to, the Seller. The Seller is not obligated to reduce the purchase price to match the appraised value.

   (3) **INVESTIGATION CONTINGENCY:** If you disapprove of the condition of the property and as a result, you do not purchase the property, you may legally be in default under the contract and required to pay damages to, or forfeit your deposit to, the Seller if you have removed your investigation contingency. However, even if you make an offer without an investigation contingency or you remove that contingency, the Seller may still be obligated to disclose to you material facts about the property. In some cases, once you receive that information the law gives you an independent right to cancel for a limited period of time.

(4) **INSURANCE CONTINGENCY:** If you cannot obtain insurance or disapprove of the cost, and you do not purchase the property, you may legally be in default under the contract and required to pay damages to, or forfeit your deposit to, the Seller if you have removed your insurance contingency.

There is inherent risk in writing a non-contingent offer. Only you, after careful consultation and deliberation with your attorney, accountant, or financial advisor can decide how much risk you are willing to take. IT IS YOUR DECISION ALONE AND CANNOT BE MADE BY YOUR BROKER OR REAL ESTATE AGENT.

C. **BROKER RECOMMENDATIONS.** Broker recommends that you do not write a non-contingent offer, even if you are planning on paying all cash for the property. If you intend to write a non-contingent offer, Broker recommends that, prior to writing the offer, you: (i) review all available Seller reports, disclosures, information and documents; (ii) have an appropriate professional inspect the property (even if it is being sold "as is" in its present condition); and (iii) carefully assess your financial position and risk with your attorney, accountant or financial advisor.

D. **MULTIPLE OFFERS:** At times Buyers may write offers on more than one property even though the Buyer intends to purchase only one. This may occur in a short sale when the approval process can take a considerable amount of time, or it could also occur in a hot market when the Buyer is having difficulty getting an offer accepted. While it is not illegal to make offers on multiple properties with intent to purchase only one, the Buyer can be obligated to many Sellers if more than one accepts the Buyer's offers. Additionally, if any offer is accepted without contingencies, and the buyer does not perform, there can be a breach. If the Buyer has not disclosed that the Buyer is writing multiple offers with the intent to purchase only one and the Buyer subsequently cancels without using a contingency created for this purpose, the Seller may claim the Buyer is in breach of contract because the Buyer fraudulently induced the Seller to enter into a contract. This claim may even be possible when the Buyer has all the standard contingencies remaining in the contract, as the Seller could argue that a cancellation for this reason would not fall under the good faith exercise of any of those contingencies.

3. **SELLER CONSIDERATIONS:** As a Seller, you are responsible for determining the asking price for your property. Although Brokers may provide you with comparable sales data, generally from information published in the local multiple listing service, you should know that the reporting of this data is often delayed and prices may change, up or down, faster than reported sales indicate. All Sellers should be sure they are comfortable with the asking price they are setting and the price they are accepting. There is not, and cannot be, any guarantee that the price you decide to ask for your property, or the price at which you agree to sell your property is the highest available price obtainable for the property. It is solely your decision as to how much to ask for your property and at which price to sell your property.

Buyer/Seller acknowledges each has read, understands and has received a copy of this Market Conditions Advisory.

Buyer X (Signed by: [signature]) Date 7/28/2026

Elata Investments, LLC

Buyer ______ Date ______

Seller X Tina Gomez Date 08.10.2026

Finance of America Reserve, LLC

Seller ______ Date ______

COLDWELL BANKER
REALTY

AFFILIATED BUSINESS ARRANGEMENT DISCLOSURE STATEMENT

To: **Consumer**
From: **Coldwell Banker Realty**
Property: **If this form is being provided to you as the seller then this form refers to the property being sold. If this form is being provided to you as a buyer or prospective buyer then this form refers to any property that you may consider purchasing with the assistance of Coldwell Banker Realty.**

This is to give you notice that ("Broker"), has a business relationship with the providers listed in this disclosure form, and each may refer to you the services of another. Specifically, the ultimate parent entity of Broker, through its subsidiaries, owns 100% of Broker, 49.9% of OriginPoint LLC, 49.9% of Guaranteed Rate Affinity LLC, 10.2% of Ojo Labs, Inc., 40% of Concierge Auctions, 1.65% of Notarize, Inc., and 100% of the other providers listed below as well as the franchisors of the BETTER HOMES & GARDENS® REAL ESTATE, COLDWELL BANKER®, COLDWELL BANKER COMMERCIAL®, CENTURY 21®, CORCORAN®, ERA®, AND SOTHEBY'S INTERNATIONAL REALTY® franchise systems. Because of these relationships, the referral of a customer (including you) by any of these entities to another may provide the referring entity and/or its affiliates or employees with financial or other benefit.

Set forth below is the estimated charge or range of charges for the settlement services listed. You are NOT required to use the listed providers as a condition for settlement of your loan on or purchase, sale or refinance of the subject property. THERE ARE FREQUENTLY OTHER SETTLEMENT SERVICE PROVIDERS AVAILABLE WITH SIMILAR SERVICES. YOU ARE FREE TO SHOP AROUND TO DETERMINE THAT YOU ARE RECEIVING THE BEST SERVICES AND THE BEST RATE FOR THESE SERVICES.

COMPANIES	SETTLEMENT SERVICES	ESTIMATE OF CHARGES OR RANGE OF CHARGES
Guaranteed Rate Affinity LLC **OriginPoint LLC** Guaranteed Rate operates in the state of New York as GR Affinity, LLC in lieu of the legal name Guaranteed Rate Affinity, LLC. OriginPoint LLC operates in the state of California as OriginPoint Mortgage LLC in lieu of the legal name OriginPoint LLC.	Loan Products and Services	Origination Fees (Application, Commitment, Lender, Processing, Origination) $1,640.00 Discount Fees/Points 0% - 3% of loan amount Additional third-party fees may apply
Anywhere Insurance Agency, Inc. **International ProInsurance Solutions]**	Homeowner's Insurance Agency	$2.00 - $6.00 per thousand dollars of replacement cost of dwelling Homeowner's insurance policies typically range from $750-$5,000, but may exceed $40,000 depending upon product, coverage and other factors.
WEST COAST ESCROW COMPANY **FIRST CALIFORNIA ESCROW CORPORATION** **TERRA COASTAL ESCROW INC.** Provides handling of all details in transferring the property in accordance with the real estate contract.	Settlement/escrow fee Up to $300,000 home $300,001 to $500,000 home $500,001 to $999,999 home $1,000,000 and over home Document preparation/processing fee	 $850 to $1,250 per side $1,250 to $1,600 per side $1,600 to $2,850 per side Please call for quote $350 - $1,000

EQUITY TITLE COMPANY **PROGRESSIVE TITLE COMPANY, INC.** **CORNERSTONE TITLE COMPANY** Provides searches of public records that bring to your attention any known problems with the property's title before closing and issues the policy that insures against loss due to certain title defects.	Title Insurance Premium and/or Search and Title Fees	Purchase Transactions: Owners' Policy: Standard Coverage HOP* ALTA-Owner* $100,000 $729 $802 $912 $250,000 $1092 $1202 $1365 $500,000 $1571 $1729 $1964 $1,000,000 $2393 $2633 $2992 $1,500,000 $3023 $3326 $3779 Lenders Policy, if Simultaneous w/Owners $100,000 $498 $250,000 $657 $500,000 $996 $1,000,000 $1474 $1,500,000 $1737 Refinance Transactions: $100,000 $450-$729 $250,000 $550-$1092 $500,000 $925-$1571 $1,000,000 $1400-$2393 $1,500,000 $1700-$3023 *The Homeowners Policy (HOP) and ALTA Owners Policy provide expanded coverage
Cartus Corporation	Relocation, Assignment and Cooperative Real Estate Brokerage Services	The Cartus referral commission varies, but is generally paid to Cartus (a licensed real estate broker) by a real estate broker as a percentage (typically, 37.5% -42.5%) of the real estate broker's commission on a transaction side, plus $100, and may be shared by Cartus with other brokers.
Other Anywhere Advisors LLC, Real Estate Brokerage Companies and Other Franchisees	Anywhere Advisors LLC subsidiaries provide real estate brokerage services under Coldwell Banker, Corcoran and Sotheby's International Realty tradenames. Also note that in other markets, franchisees provide real estate brokerage services as franchisees of Better Homes & Gardens, Coldwell Banker; Coldwell Banker Commercial, Century 21, Corcoran, ERA and Sotheby's International Realty.	3 – 10% of sales price of the property depending on multiple factors including type of property, transaction side, services, region and transaction structure. However, commissions vary per agreement with each customer and may be negotiated, in whole or in part, as fixed amounts, such as a fixed amount in lieu of all or part of a percentage, or an amount such as $100 - $1000 in addition to a percentage. In addition, referral commissions vary, but are generally paid by a real estate broker as a percentage (approximately 25% - 50%) of the real estate broker's commission on a transaction side.

Anywhere Leads Services, Inc.	Broker Network Management and Referral Programs	The Anywhere Leads Services (ALS) referral commission varies but is generally paid to ALS (a licensed real estate broker) by a real estate broker as a percentage (typically, 37.5%-42.5%) of the real estate commission.
Ojo Labs, Inc.	Artificial Intelligence Technology For Real Estate Leads	The Ojo Labs (Ojo) referral commission will be paid to Ojo (a licensed real estate broker) by a real estate broker as a percentage (in this case, 17.5%) of the real estate broker's commission on a transaction side.
Concierge Auctions	Global luxury real estate auction marketplace.	Buyer's Premium:12% of either (a) the high bid for property at auction or (b) the purchase price of property sold outside of auction, in either case, not less than $200,000. Starting Bid Incentive: If applicable, can reduce the Buyer's Premium by 50%.
Notarize Inc Provides remote online notarization services.	Remote Notary Network Fee	$25-$100

In addition to the affiliated business relationships described above, Broker has a business arrangement with Assurant Home Warranty ("Assurant"). While Broker and Anywhere Advisors LLC, including their subsidiaries and affiliates, do not have any ownership interests in Assurant, they may receive fees from Assurant in return for their performance of services.

ACKNOWLEDGMENT

I/we have read this disclosure form and understand that Broker, Anywhere Advisors and the other providers listed in this disclosure form may refer me/us to purchase the above-described service(s) from one another, and that any such referrals may provide the referring entity and/or its affiliates or employees with a financial benefit as the result of any such referral.

Tina Gomez 08.10.2026
Seller *Finance of America Reserve, LLC* Date

Signed by: 7/28/2026
Buyer *Elata Investments, LLC* Date

Seller Date

Buyer Date

COLDWELL BANKER REALTY

COLDWELL BANKER REALTY CONTRACT ADDENDUM AND OTHER GREATER LOS ANGELES AREA DISCLOSURES

The following terms and conditions are hereby incorporated in and made a part of the: ☐ Residential Purchase Agreement, ☐ Manufactured Home Purchase Agreement, ☐ Vacant Land Purchase Agreement, ☐ Residential Income Property Purchase Agreement, ☐ Commercial Property Purchase Agreement, ☒ other *Seller Counter Offer #1 dated 07/24/2026*

For the purchase of the property located at *5717 4th Avenue Los Angeles, CA 90043* dated *July 24, 2026*

1. **FINANCING:** ☐ If checked, Buyer agrees, within three (3) days after acceptance of the offer, to apply for financing through a Coldwell Banker affiliated mortgage company in accordance with the provisions of the Agreement. The application shall be made at no cost or obligation to the Buyer unless/until Buyer authorizes the Coldwell Banker affiliated mortgage company to proceed with appraisal and final loan processing. Buyer may also apply for financing with such other lending sources as Buyer wishes and retains the choice of lending source and loan subject to the time periods and other provisions in the Agreement.

2. **VALUE:** Buyer and Seller acknowledge and agree that while Broker(s) often provide information regarding comparable properties to the Buyer, the value of the property is subjective, and Broker(s) cannot guarantee the current market value of the Property. Further, Broker(s) make no representation of any kind as to the future value of said property.

3. **MULHOLLAND SCENIC PARKWAY SPECIFIC PLAN:** Buyer is aware that all property situated in the City of Los Angeles bounded on the East by the Hollywood Freeway, on the West by the Los Angeles City/County boundary line, and within approximately one-half mile North or South of Mulholland Drive is subject to the Mulholland Scenic Parkway Specific Plan (City of Los Angeles Ordinance #167943). If the Property lies within this Specific Plan area, Buyer is strongly advised to obtain a copy of the ordinance and to investigate the impact the Specific Plan may have on subject Property. Buyer may obtain an official copy of the ordinance by contacting the Los Angeles City Ordinance Division at (213) 978-1133.

4. **PROTECTED TREE PRESERVATION:** Buyer is aware of the existence of a Los Angeles City Ordinance (Ordinance #177404) that regulates and encourages the preservation of oak trees and other "protected trees" within the City of Los Angeles. For more information regarding which trees fall within the category of "protected trees" and what restrictions apply to such trees and before removing, relocating or altering any trees on subject property, Buyer is advised to contact the City of Los Angeles, Urban Forestry Division at (213) 485-5675. A permit is generally required to relocate, remove or alter any protected tree. Buyer is advised to contact the Bureau of Street Services at (800) 996-2489 regarding the issuance of a permit. The Seller and Real Estate Brokers are not experts in this area and cannot give specific advice to Buyer regarding this matter. Buyer may also visit www.cityofla.org for additional information.

5. **DISCLOSURE RE: BASELINE MANSIONIZATION ORDINANCE:** Buyer is advised that the City of Los Angeles has adopted a Baseline Mansionization Ordinance (Los Angeles City Planning Case No. 2007-106-CA) which may affect Buyer's intended use of the subject property. For those properties subject to the Ordinance, the Ordinance imposes additional restrictions on an owner's ability to develop, remodel and/or make improvements to or rebuild their property, including square footage. For additional information regarding the Ordinance, Buyer is urged to visit the following website: http://zimas.lacity.org/. Broker does not have expertise in this Mansionization Ordinance area, and strongly recommends that Buyer verify, prior to removing its contingencies, whether the Ordinance will have any effect on the Buyer's intended use of the subject property now or in the future.

(Buyer's initials) (Initial ______) *(Seller's initials)* (✓ ____ / TG)

6. **NEIGHBORHOOD CONSERVATION INTERIM CONTROL ORDINANCE(S):** Buyer is advised that the City of Los Angeles has adopted the **Neighborhood Conservation Interim Control Ordinance No. 183496 and 183497** which may affect Buyer's intended use of the subject property. These Ordinances limit the size of single-family dwellings located in multiple neighborhoods. In addition, they have placed a temporary, two-year, moratorium on the issuance of building and demolition permits in a number of proposed Historic Preservation Overlay Zones. For additional information regarding the Ordinance Buyer is urged to visit the following website: http://cityclerk.lacity.org/lacityclerkconnect/index.cfm?fa=ccfi.viewrecord&cfnumber=14-0656 or access www.lacity.org search **Council File # 14-0656. Broker does not have expertise regarding the Neighborhood Conservation Interim Control Ordinances, and strongly recommend that Buyer verify, prior to removing his/her contingencies, whether the Ordinances will have any effect on the Buyer's intended use of the property now or in the future.**

7. **LOS ANGELES HILLSIDE ORDINANCE:** On February 9, 2011, the City of Los Angeles approved an ordinance amending Sections 12.03, 12.04, 12.21, 12.21.1, 12.23, 12.24, 12.28, 12.32, and 19.01 of, and adding Section 13.14 to, the Los Angeles Municipal Code to establish new regulations for single-family residential zoned properties (R 1, RS, RE, and RA) located in the Hillside Area as defined in Section 12.03 of the Code. Buyer to contact Los Angeles Building and Safety Department to determine what if any impact the foregoing ordinance may have on Buyers use of the subject property.

8. **PACIFIC PALISADES TRACT 9300**: Buyer is aware that a provision of the deed of conveyance for certain properties located in Pacific Palisades reads, in part, as follows: "No building or other structure shall be erected or the erection thereof be done on said premises (land in tract 9300) until the plans and specifications thereof shall have first been presented to, and approved in writing by the Palisades Corporation, its successors or assignees (The Pacific Palisades Civic League) as to outward appearance and design." This language is all-inclusive and governs even minor additions or alterations that affect the property. Request for approval of any changes of the outward appearance and design for buildings, signs, fences, satellite dishes, or other structures must be considered by the reversionary rights committee of the Civic League. Broker recommends that Buyer review the deed for the property to determine if these restrictions apply and contact the Civic League if he/she desires.

9. **SEISMIC AND "SOFT STORY" RETROFIT**: Some cities in Los Angeles County have or are considering adopting seismic and or "soft-story" retrofit. Below is a list of those cities. This may not be a complete list; Broker recommends Buyer to investigate the city in which the subject property is located for further information; Buyer is not solely relying on the information below.
LOS ANGELES mandatory retrofit program was enacted in late 2015 to address multi-story buildings with weak and/or open front wall lines creating a "soft-story" (i.e. buildings with tuck-under-parking) which performed poorly during earthquakes and collapsed. The goal of the mandatory retrofit program, under Ordinance 183893 and Ordinance 184081, is to reduce structural deficiencies by the most economical and feasible method. Without proper strengthening, these vulnerable buildings may be subjected to structural failure during and/or after an earthquake.

Buildings that are most vulnerable have been identified with the following criteria:

- Consist of 2 or more stories wood frame construction
- Built under building code standards enacted before January 1, 1978
- Contains ground floor parking or other similar open floor space
- The program does not apply to residential buildings with 3 or fewer units

(Buyer's initials) (Initial) *(Seller's initials)* (✓)

LOS ANGELES CONTINUED: Owners/potential buyers can verify if their building is within the scope by referring to the LADBS website, Permit & Inspection Report: https://www.ladbsservices2.lacity.org/OnlineServices/?service=plr. To obtain an inventory list of buildings, owners can contact LADBS Custodian of Records, (213) 482-6770, LADBS.custodianofrecords@lacity.org. City of LA program is underway, with orders to comply having been sent to owners according to the City's priorities: larger buildings first (16+ units), then 3 or more story buildings, then everything else, by October 2017. Owner must comply with the ordinance within the following time limits, from the receipt of the Order to Comply:

- **2 years:** Submit proof of previous retrofit, or plans to retrofit or demolish
- **3.5 years:** Obtain permit to start construction or demolition
- **7 years:** Complete construction

More information found here:
http://www.ladbs.org/docs/default-source/publications/misc-publications/la-seismic-retrofit-program-property-owner-guide.pdf?sfvrsn=10

SANTA MONICA City Council recently voted on seismic retrofitting. In addition to "Soft Story" buildings, there are other types of buildings which must be seismically retrofitted. More information can be found on their websites:
https://www.smgov.net/Departments/PCD/Programs/Seismic-Retrofit/
https://www.smgov.net/uploadedFiles/Departments/PCD/Programs/Seismic-Retrofit/Proposed%20Noticing%20Schedule.pdf

WEST HOLLYWOOD is considering a seismic retrofitting program: More information can be found on their website:
http://www.weho.org/city-hall/city-departments-divisions/community-development/building-and-safety/seismic-retrofit

BEVERLY HILLS is considering a seismic retrofitting program. More information can be found on their website:
http://www.beverlyhills.org/business/constructionlanduse/siesmicretrofit/softstoryprogram/.

10. **OTHER:** ______________________________

Accepted and Agreed:

Signed by: [signature] 0D9BA00E8EA7A47F... Buyer	7/28/2026 Date	Tina Gomez Seller	08.10.2026 Date
Elata Investments, LLC		***Finance of America Reserve, LLC***	
Buyer	Date	Seller	Date

PRIVACY NOTICE FOR COLDWELL BANKER REALTY CLIENTS

Coldwell Banker Realty ("**Coldwell**" "**we**," "**our**," or "**us**") is committed to privacy and to transparency in our information practices. This Privacy Notice for Clients (the "**Privacy Notice**" or "**Notice**") provides information about our collection and use of personal information related to our real estate brokerage and related services ("**Services**"). We may collect personal information directly from you, as well as from third parties, such as title or escrow companies, lenders or mortgage brokers, real estate agents, and other third parties. We use this information to provide the Services and may share this information with our affiliated companies and third-party business partners. This Privacy Notice supplements the information contained in our Privacy Policy, located at coldwellbankerhomes.com/privacy/.

Categories of Personal Information Collected

In general, Coldwell may collect or receive the following categories of personal information related to the Services, including related to actual and potential residential real estate transactions:

Category	Description
Identifiers	Such as real name, postal address, unique personal identifier, online identifier, internet protocol (IP) address, email address, SSN, driver's license number, passport number, or other similar identifiers.
Customer records	Paper and electronic customer records containing personal information, such as name, signature, SSN, address, telephone number, passport number, driver's license or state identification card number, insurance policy number (e.g., for home/title insurance), education, and employment, as well as sales information such as listing price and purchase price, or other financial information relating to the financing of a real estate transaction (as examples, information provided to an agent by a lender or mortgage broker; information related to the verification of a down payment typically required by a real estate purchase agreement or in the case of a cash purchase, proof of available funds to complete a contemplated transaction; or information provided to an agent when a "net sheet" is created).
Protected classifications under state or federal law	Such as citizenship or marital status, family status, medical condition, veteran or military status, age, or mental capacity (as sometimes issues of capacity arise in a real estate transaction).
Commercial information	Such as records of real property, products or services purchased, obtained, or considered, or other purchasing histories or tendencies, such as sales information, purchase price, listing price or contract terms other similar information that is received to facilitate a real property purchase transaction.
Internet or other similar network activity	Such as internet or other electronic network activity Information including, but not limited to, browsing history, search history, and information regarding a consumer's interaction with an Internet website, application, or advertisement.
Location information	Precise location information about a particular individual or device.
Audio, video, and other electronic data	Such as, CCTV footage, photographs, and call recordings, and other audio or visual data.
Employment information	Current or recent professional or employment-related information.
Education information	Information about education history and background.
Sensitive personal information	In limited circumstances, we may collect certain information considered to be sensitive personal information privacy laws, including Social Security number and tax ID; driver's license, state identification card, passport number, or other government identifier; financial account number and payment card data; and geolocation data. For example, in certain real estate transactions, a title company may be required to collect certain identifying information, such as social security numbers, driver's license numbers and/or passport numbers, per US Treasury department anti-money laundering rules where the buyer is an entity and purchasing without a bank loan. Our agents may assist in this process.
Inferences drawn from other personal information	Profile reflecting a person's preferences, characteristics, or attitudes, including lists of potential buyers or sellers ("lead lists").

Coldwell Banker, 15490 Ventura Blvd Sherman Oaks, CA 91403 Phone: (818)269-5227 Fax: (818)995-7483 5717 4th Ave., Los
Bassem Jabr Abdul-Fattah Produced with Lone Wolf Transactions (zipForm Edition) 717 N Harwood St, Suite 2200, Dallas, TX 75201 www.lwolf.com

Purposes for Our Collection, Use and Disclosure of Personal Information

Purpose	Description
Facilitating real estate transactions	In order to facilitate the purchase, sale or marketing of your property or to otherwise facilitate the completion of your real estate transaction.
Providing support and services	To communicate with clients and prospective clients relating to our Services; to respond to inquiries; and for other customer service and support purposes.
Analyzing and improving our business	To evaluate and improve our services and business operation; to conduct surveys, and other evaluations, such as customer satisfaction surveys; to prepare benchmarking reports and analyze market trends and comparable sales; and for other research and analytical purposes.
Personalizing content and experiences	To provide or recommend features, content, social connections, and referrals; tailor content we send or display on our Services; to offer location customization and personalized help and instructions; and to otherwise personalize your experiences.
Advertising, marketing and promotional purposes	To better target our ad and marketing campaigns; to evaluate, measure, and improve the effectiveness of our campaigns; to send you newsletters, offers, or other information we think may interest you; and to contact you about our services or information we think may interest you. However, we will not use Protected Classifications or Sensitive Personal Information for advertising or marketing purposes.
Securing and protecting our business	To protect and secure our business operations, assets, services, network and information and technology resources; to investigate, prevent, detect and take action regarding fraud, unauthorized access, situations involving potential threats to the rights or safety of any person or third party, or other unauthorized activities or misconduct.
Defending our legal rights	Including to manage and respond to actual and potential legal disputes and claims, and to otherwise establish, defend or protect our rights or interests, including in the context of anticipated or actual litigation with third parties.
Planning and facilitating business transactions	Related to any actual or contemplated merger, acquisition, asset sale or transfer, financing, bankruptcy or restructuring of all or part of our business.
Auditing, reporting, corporate governance, and internal operations	Including relating to financial, tax and accounting audits; audits and assessments of our operations, privacy, security and financial controls, risk, and compliance with legal obligations; our general business, accounting, record keeping and legal functions; and related to any actual or contemplated merger, acquisition, asset sale or transfer, financing, bankruptcy or restructuring of all or part of our business.
Complying with legal obligations	Including to comply with the law, our legal obligations and legal process, such warrants, subpoenas, court orders, and regulatory or law enforcement requests.

Retention. We will retain your personal information for the period necessary to fulfill the purposes outlined in this Privacy Policy or otherwise disclosed to you at the time of collection unless a longer retention period is required or permitted by law. We may retain personal information for longer where required by our (i) legal and regulatory obligations, (ii) business purposes, (iii) professional indemnity obligations, or (iv) where we believe it is necessary to establish, defend or protect our legal rights and interests or those of others.

Sales and sharing. Certain privacy laws define "sales" and "sharing" broadly to include disclosing or making available personal information to a third-party in exchange for monetary or other valuable consideration as well as disclosing or making available personal information to a third party for purposes of cross-context behavioral advertising. As broadly defined by applicable privacy laws, we may "sell" or "share": (i) identifiers, usage data, customer records, commercial information and profiles with our affiliates and subsidiary companies (e.g., so that they may improve or enhance their own records, contact you about relevant products and services, and for other purposes); and (ii) identifiers, usage data and commercial information to ad networks, social media platforms and data analytics providers (e.g., in order to improve and measure our ad and marketing campaigns), as well as third party companies who may contact you about products and services. If you are a California resident, you may submit a "do not sell or share my personal information request" to us online; for more information about the right to opt out, please see our Privacy Policy (Section 17.B "California Residents" https://www.coldwellbankerhomes.com/privacy/#CaliforniaResidents).

If you are a resident of another U.S. state you may have additional rights under applicable privacy laws, such as *appeal rights* subject to certain limitations. For more information, please see our Privacy Policy Section 17.C.

Your Rights

You may submit request to exercise your privacy rights to us as described below, including the following rights (as applicable):

- **Correction**: to correct inaccuracies in their personal information, taking into account the nature and purposes of the processing of the personal information.
- **Deletion**: to request deletion of their personal information provided to or obtained by us.
- **Access (right to know) and portability**: to confirm whether we are processing their personal information and to obtain a copy of their personal information in a portable and, to the extent technically feasible, readily usable format.
- **Opt-Out**: to opt out of certain types of processing, including:
  - to opt out of the "sale" of their personal information.
  - to opt out of targeted advertising and "sharing" by us.
  - to opt out of any processing of personal information for purposes of making decisions that produce legal or similarly significant effects.

You may submit a request to exercise your privacy rights via our online webform or via phone at (800) 250-1600 (toll free). You may also opt out of targeted advertising via one of our Websites, by clicking the "Cookie Settings" link on our website and turning off targeting (advertising) cookies. We will respond to your request as required under the applicable privacy law(s). *If we deny your request, you may appeal our decision by submitting a request through our webform.* For more information about your rights, including to opt out, please review our privacy policy at https://www.coldwellbankerhomes.com/privacy/.

If you are a California resident, please see our Privacy Policy (Section 17.B "California Residents" https://www.coldwellbankerhomes.com/privacy/#CaliforniaResidents) for information about your California privacy rights.

Contact Us: If you have any questions or concerns regarding our use of personal information as described in this Notice, please contact dataprivacy@anywhere.re.

This document is intended for Coldwell Banker Realty clients only. Each client hereby acknowledges that they have read, understood, and received a copy of this entire document:

Buyer/Tenant: ______________________ **Date:** ______________
Elata Investments, LLC

Buyer/Tenant: ______________________ **Date:** ______________

Seller/Property Owner: Tina Gomez **Date:** 08.10.2026
Finance of America Reserve, LLC

Seller/Property Owner: ______________________ **Date:** ______________

COLDWELL BANKER REALTY

LOCAL OPTION
REAL ESTATE TRANSFER DISCLOSURE STATEMENT

THIS DISCLOSURE STATEMENT CONCERNS THE REAL PROPERTY SITUATED IN THE COUNTY OF VENTURA, STATE OF CALIFORNIA, DESCRIBED AS *5717 4th Avenue, Los Angeles, CA 90043* **.**
THIS STATEMENT IS A DISCLOSURE OF THE CONDITION OF THE ABOVE-DESCRIBED PROPERTY IN COMPLIANCE WITH SECTION 9122 OF THE VENTURA COUNTY ORDINANCE CODE AS OF ______________ **.**
IT IS NOT A WARRANTY OF ANY KIND BY THE SELLER(S) OR ANY AGENT(S) REPRESENTING ANY PRINCIPAL(S) IN THIS TRANSACTION, AND IS NOT A SUBSTITUTE FOR ANY INSPECTIONS OR WARRANTIES THE PRINCIPAL(S) MAY WISH TO OBTAIN.

I. SELLER'S INFORMATION

The Seller discloses the following information with the knowledge that even though this is not a warranty, prospective Buyers may rely on this information in deciding whether and on what terms to purchase the subject property. Seller hereby authorizes any agent(s) representing any principal(s) in this transaction to provide a copy of this statement to any person or entity in connection with any actual or anticipated sale of the property.

THE FOLLOWING REPRESENTATIONS ARE MADE BY THE SELLER(S) AS REQUESTED BY THE COUNTY OF VENTURA AND ARE NOT THE REPRESENTATIONS OF THE AGENT(S), IF ANY. THIS INFORMATION IS A DISCLOSURE AND IS NOT INTENDED TO BE PART OF ANY CONTRACT BETWEEN THE BUYER AND SELLER.

Section 3482.5 of the Civil Code, and sections 8114-2. 1.1 and 8183-4.1 of the Ventura County Ordinance Code protect properly conducted commercial agricultural operations against claims that they constitute a nuisance. If the property you are purchasing is located near or adjacent to agricultural lands or agricultural operations, or is included within areas used for agricultural purposes, you may be subject to inconveniences or discomfort arising from agricultural operations. Such discomfort or inconveniences may include, but are not limited to: frost protection measures, noise, odors, fumes, dust, smoke, insects, operation of machinery (including aircraft), at any hour of the day or night, storage of equipment and materials necessary for normal agricultural practices, slow moving farm implements, and the application by spraying or otherwise of chemical fertilizers, soil amendments (such as manures, compost materials and mulches), and pesticides (such as herbicides, insecticides and fumigants). If you live near an agricultural area, you should be prepared to accept such inconveniences or discomfort as a normal and necessary aspect of living in a county with a strong rural character and an active agricultural sector. Ventura County Ordinance Code sections 9131 through 9137 provide a procedure for mediating disputes concerning agricultural operations.

Substantial pesticide drift is illegal under section 12972 of the Food and Agricultural Code. Any concerns regarding substantial pesticide drift should be referred to the office of the Agricultural Commissioner.

Seller certifies that the information herein is true and correct to the best of Seller's knowledge as of the date signed by the Seller.

Tina Gomez — 08.10.2026
Seller — Date
Finance of America Reserve, LLC

______________ ______
Seller — Date

BUYER (S) AND SELLER(S) MAY WISH TO OBTAIN PROFESSIONAL ADVICE AND/OR INSPECTIONS OF THE PROPERTY AND TO PROVIDE FOR APPROPRIATE PROVISIONS IN A CONTRACT BETWEEN BUYER(S) AND SELLER(S) WITH RESPECT TO ANY ADVICE/INSPECTIONS/DEFECTS.

I/WE ACKNOWLEDGE RECEIPT OF A COPY OF THIS STATEMENT

Tina Gomez — 08.10.2026
Seller — Date
Finance of America Reserve, LLC

______________ ______
Seller — Date

Signed by: [signature] — 7/28/2026
Buyer 47BA00E8EA7A47F... — Date
Elata Investments, LLC

______________ ______
Buyer — Date

Agent (Broker) Representing Seller:
Coldwell bankr Realty

By Philip Boroda / [signature] — 7/24/2026
Associate Licensee or Broker -Signature — Date
Philip Boroda / Bassem Fattah

Agent (Broker) Obtaining the Offer:
Condon Realty Group

DocuSigned by:
By David Condon — 7/27/2026
Associate Licensee or Broker -Signature — Date
David Condon

OFFICE USE ONLY
Reviewed by Broker or Designee ______________ Date ______________

I found the booklet, *The Homeowner's Guide to Environmental Hazards and Earthquake Safety(with gas shut-off valve update) which includes the Federal Lead booklet and Toxic Mold Update:*

- ☐ Helpful
- ☐ Too detailed
- ☐ Not detailed enough
- ☐ Clearly written
- ☐ Confusing

- ☐ The booklet helped me to locate earthquake weaknesses in my home.
- ☐ I have strengthened my home to resist earthquakes.
- ☐ I plan to fix my home's earthquake weaknesses.
- ☐ The booklet helped me find out that my home did not have any earthquake weaknesses.

The year my home was built was _________.

Comments: ____

____

We Want To Hear From You!

California Seismic Safety Commission
1900 K Street, Suite 100
Sacramento, California 95814-4186

To Whom It May Concern: I have received a copy of the Environmental Hazards and Earthquake Safety(with gas shut-off valve update)which includes the Federal Lead booklet and Toxic Mold Update, and Home Energy Rating booklet.

Property Address: ***5717 4th Avenue, Los Angeles, CA 90043***

Date __________ **Time** __________ ____________________ ***Elata Investments, LLC***
(Buyer's signature) (printed name)

Date __________ **Time** __________ ____________________ ____________________
(Buyer's signature) (printed name)

Date __________ ____________________ ***David Condon*** ***Condon Realty Group***
(Buyer's Agent's signature) (printed name) (Broker's name)

NOTE: For applicable transactions, it is also necessary to complete C.A.R. Standard form FLD-11 (Lead-based paint and Lead-based paint Hazards Addendum, Disclosure and Acknowledgement.)

ALL SIGNERS SHOULD RETAIN A COPYOF THIS PAGE FOR THEIR RECORDS

California Civil Code Section 2079.10 states that if the HERS booklet is provided to the Buyer by the Seller or Broker, then this booklet is deemed to be adequate to inform the home buyer about the existence of California Home Energy Rating Program.

Revised 09/10 Official C.A.R.* Publication 09/10

To Whom It May Concern: I have received a copy of the Environmental Hazards and Earthquake Safety(with gas shut-off valve update)which includes the Federal Lead booklet and Toxic Mold Update, and Home Energy Rating booklet.

Property Address: ***5717 4th Avenue, Los Angeles, CA 90043***

Date ✓08.10.2026 Time ✓ Tina Gomez ***Finance of America Reserve, LLC***
(Sellers's signature) (printed name)

Date __________ Time __________ ____________________ ____________________
(Sellers's signature) (printed name)

Date 7/26/26 Philip Boroda ***Philip Boroda / Bassem Fattah*** ***Coldwell bankr Realty***
(Seller's Agent's signature) (printed name) (Broker's name)

NOTE: For applicable transactions, it is also necessary to complete C.A.R. Standard form FLD-11 (Lead-based paint and Lead-based paint Hazards Addendum, Disclosure and Acknowledgement.)

ALL SIGNERS SHOULD RETAIN A COPYOF THIS PAGE FOR THEIR RECORDS

California Civil Code Section 2079.10 states that if the HERS booklet is provided to the Buyer by the Seller or Broker, then this booklet is deemed to be adequate to inform the home buyer about the existence of California Home Energy Rating Program.

Revised 09/10 Official C.A.R.* Publication 09/10

NATURAL HAZARD DISCLOSURE STATEMENT AND DISCLOSURE REPORT RECEIPT

This statement applies to the following property: 5717 4TH AVE LOS ANGELES, CA 90043; LOS ANGELES COUNTY; APN: 5006-028-026 Date: 07/07/2026

The seller and the seller's agent(s) or a third-party consultant disclose the following information with the knowledge that even though this is not a warranty, prospective buyers may rely on this information in deciding whether and on what terms to purchase the Subject Property. Seller hereby authorizes any agent(s) representing any principal(s) in this action to provide a copy of this statement to any person or entity in connection with any actual or anticipated sale of the property. The following are representations made by the seller and the seller's agent(s) based on their knowledge and maps drawn by the state and federal governments. This information is a disclosure and is not intended to be part of any contract between the seller and buyer. THIS REAL PROPERTY LIES WITHIN THE FOLLOWING HAZARDOUS AREA(S):

A SPECIAL FLOOD HAZARD AREA (Any type Zone "A" or "V") designated by the Federal Emergency Management Agency. Refer to Report.
Yes __ No _X_ Do not know and information not available from local jurisdiction __

AN AREA OF POTENTIAL FLOODING SHOWN ON A DAM FAILURE INUNDATION MAP pursuant to Section 8589.5 of the Government Code. Refer to Report.
Yes _X_ No __ Do not know and information not available from local jurisdiction __

A HIGH or VERY HIGH FIRE HAZARD SEVERITY ZONE (FHSZ) as identified by the Director of Forestry and Fire Protection pursuant to Section 51178 of the Government Code or Article 9 (commencing with Section 4201) of Chapter 1 of Part 2 of Division 4 of the Public Resources Code. The owner of this property is subject to the maintenance requirements of Section 51182 of the Government Code. Refer to Report.
Yes __ No _X_

High FHSZ in a state responsibility area __
Very High FHSZ in a state responsibility area __
Very High or High FHSZ in a local responsibility area __

A WILDLAND AREA THAT MAY CONTAIN SUBSTANTIAL FOREST FIRE RISKS AND HAZARDS pursuant to Section 4125 of the Public Resources Code. The owner of this property is subject to the maintenance requirements of Section 4291 of the Public Resources Code. Additionally, it is not the state's responsibility to provide fire protection services to any building or structure located within the wildlands unless the Department of Forestry and Fire Protection has entered into a cooperative agreement with a local agency for those purposes pursuant to Section 4142 of the Public Resources Code. Refer to Report.
Yes __ No _X_

AN EARTHQUAKE FAULT ZONE pursuant to Section 2622 of the Public Resources Code. Refer to Report.
Yes __ No _X_

A SEISMIC HAZARD ZONE pursuant to Section 2696 of the Public Resources Code. Refer to Report.
Yes (Landslide Zone) __ Yes (Liquefaction Zone) _X_ No __ Map not yet released by state __

THESE HAZARDS MAY LIMIT YOUR ABILITY TO DEVELOP THE REAL PROPERTY, TO OBTAIN INSURANCE, OR TO RECEIVE ASSISTANCE AFTER A DISASTER. THE MAPS ON WHICH THESE DISCLOSURES ARE BASED ESTIMATE WHERE NATURAL HAZARDS EXIST. THEY ARE NOT DEFINITIVE INDICATORS OF WHETHER OR NOT A PROPERTY WILL BE AFFECTED BY A NATURAL DISASTER. SELLER(S) AND BUYER(S) MAY WISH TO OBTAIN PROFESSIONAL ADVICE REGARDING THOSE HAZARDS AND OTHER HAZARDS THAT MAY AFFECT THE PROPERTY.

Signature of Seller(s) Tina Gomez Date 08.10.2026

Signature of Seller(s) ______ Date ______

Seller's Agent(s) Philip Bu[illegible] Date 7/24/26

Seller's Agent(s) [signature] Date 7-24-2026

Check only one of the following:

☐ Seller(s) and their agent(s) represent that the information herein is true and correct to the best of their knowledge as of the date signed by the transferor(s) and agent(s).

■ Seller(s) and their agent(s) acknowledge that they have exercised good faith in the selection of a third-party report provider as required in Section 1103.7 of the Civil Code, and that the representations made in this Natural Hazard Disclosure Statement are based upon information provided by the independent third-party disclosure provider as a substituted disclosure pursuant to Section 1103.4 of the Civil Code. Neither seller(s) nor their agent(s) (1) has independently verified the information contained in this statement and report or (2) is personally aware of any errors or inaccuracies in the information contained on the statement. This statement was prepared by the provider below:

Third-Party Disclosure Provider(s) Property I.D. Date 07/07/2026

Buyer represents that he or she has read and understands this document. Pursuant to Civil Code Section 1103.8, the representations made in this Natural Hazard Disclosure Statement do not constitute all of the seller's or agent's disclosure obligations in this transaction.

The items listed below indicate additional statutory disclosures and legal information that are provided in the report.

- Additional Reports that are enclosed herein if ordered:
  (A) ENVIRONMENTAL RISK REPORT (Enclosed if ordered)
- Additional Statutory Disclosures:
  (A) INDUSTRIAL USE ZONE DETERMINATION (where available) pursuant to Section 1102.17 of the California Civil Code. Refer to Report. (B) MILITARY ORDNANCE FACILITIES pursuant to California Civil Code Sections 1102.15 and 1940.7. Refer to Report. (C) AIRPORT INFLUENCE AREA pursuant to Civil Code Section 1103.4. Refer to Report. (D) NOTICE OF RIGHT TO FARM pursuant to California Civil Code Section 1103.4. Refer to Report. (E) MELLO-ROOS & SPECIAL ASSESSMENTS pursuant to Section 53311-53365.7 / 53754 of the California Government Code: Refer to Report.
- Additional Local Jurisdiction Hazards - May include the following:
  Airports, Avalanche, Coastal Protection, Conservation Areas, Critical Habitats, Dam Failure Inundation, Duct Sealing Requirements, Erosion, Fault Zone, Fire, Groundwater, Sea Level Rise, Landslide, Liquefaction, Methane Gas, Mines, Naturally Occurring Asbestos, Oil and Gas Well Proximity, Petrochemical Contamination, Property Taxes, Radon, Right to Farm, Soil Stability, Tsunami, Williamson Act, Wind Erosion. Refer to Report.
- General Notices and Additional Forms:
  Methamphetamine Contamination, Megan's Law – Sex Offender Database, Mold, Abandoned Wells, Carbon Monoxide Devices, Natural Gas and Hazardous Liquid Pipelines, Water Conserving Plumbing Fixtures, Notice of Supplemental Property Tax Bill, AB 38 Notice, CALFIRE Defensible Space, CALFIRE Low Cost Retrofit List, Fire Safety & Home Hardening Form, California Waterway Setback Requirements, SGMA Groundwater Basin Priority, Historical Significance Notice. Refer to Report.
- Governmental Guides are delivered with printed reports and linked on electronically delivered reports (also available at https://propertyid.com/downloads)
  (A) ENVIRONMENTAL HAZARDS: "A Guide for Homeowners, Buyers, Landlords and Tenants" pursuant to California Health and Safety Code Section 25100 et seq., 25417, and 26100, Business and Professions Code Section 10084, and Civil Code Section 2079.7. Refer to Report. ; (B) EARTHQUAKE SAFETY: "The Homeowner's Guide To Earthquake Safety", including the "Residential Earthquake Risk Disclosure Statement", pursuant to California Business and Professions Code Section 10149, and Government Code Sections 8897.1, 8897.2, and 8897.5. Refer to Report. ; (C) LEAD-BASED PAINT: "Protect Your Family From Lead In Your Home" pursuant to HUD Mortgage Letter 92-94, Title X of Housing and Com. D.V. Act of 1992. Refer to Report. ; (D). MOLD: "Mold or Moisture in My Home: What Do I Do?", pursuant to Health and Safety Code Section 25100 et seq., 25417, and 26100, Business and Professions Code Section 10084, and Civil Code Section 2079.7. Refer to Report. ; (E). "What Is Your Home Energy Rating?", pursuant to California Civil Code Section 2079.10. Refer to Report.

This Report contains the Mandatory Natural Hazard Disclosure Report. The Environmental Risk Report is only enclosed if it has been ordered. To order the Environmental Risk Report, please contact Property I.D. Customer Service at 800-628-0165 by:

Signature of Buyer(s) [signature] 47BA00E8EA7A47F... Date 7/28/2026

Signature of Buyer(s) ______ Date ______

When you sell a home that was built before 1960, you are required to fill out this form.

Residential Earthquake Risk Disclosure Statement (2020 Edition)

Name ____________ Assessor's Parcel No. 5006-028-026

Street Address 5717 4TH AVE Year Built ____________

City LOS ANGELES County LOS ANGELES Zip Code 90043

Answer these questions to the best of your knowledge. If any of the questions are answered "No," your home is likely to have an elevated/disclosable earthquake risk. If you do not have actual knowledge as to whether these risks exist, answer "Don't Know." Questions answered "Don't Know" may indicate a need for further evaluation. If your home does not have the feature, answer "Doesn't Apply." If you corrected one or more of these risks, describe the work on a separate page. The page numbers in the right-hand column indicate where in this guide you can find information on each of these features.

	Yes	No	Doesn't Apply	Don't Know	See Page
1. Is the water heater braced to resist falling during an earthquake?	☐	☐	☐	☐	14
2. Is your home bolted to its foundation?	☐	☐	☐	☐	15
3. If your home has crawl space (cripple) walls:					
a. Are the exterior crawl space (cripple) walls braced?	☐	☐	☐	☐	17
b. If the exterior foundation consists of unconnected concrete piers and posts, have they been strengthened?	☐	☐	☐	☐	18
4. If the exterior foundation, or part of it, is made of unreinforced masonry, has it been strengthened?	☐	☐	☐	☐	19
5. If your home is on a hillside:					
a. Are the exterior tall foundation walls braced?	☐	☐	☐	☐	20
b. Are the tall posts or columns either built to resist earthquakes or have they been strengthened?	☐	☐	☐	☐	20
6. If the exterior walls of your home are made of unreinforced masonry, either completely or partially, have they been strengthened?	☐	☐	☐	☐	21
7. If your home has a room over the garage, is the wall around the garage door opening built to resist earthquakes or has it been strengthened?	☐	☐	☐	☐	22
8. Is your home outside an Alquist-Priolo Earthquake Fault Zone (an area immediately surrounding known active earthquake faults)?	*To be reported on the Natural Hazard Disclosure Statement*				
9. Is your home outside a Seismic Hazard Zone (an area identified as susceptible to liquefaction or a landslide)?	*To be reported on the Natural Hazard Disclosure Statement*				

BANK OWNED

As seller of the property described herein, I have answered the questions above to the best of my knowledge in an effort to disclose fully any potential earthquake risks it may have.

EXECUTED BY

Tina Gomez

Seller | Seller | Date: 08.10.2026

I acknowledge receipt of the *Homeowner's Guide to Earthquake Safety* and this Disclosure Statement, completed and signed by the seller. I understand that if the seller has answered "No" to one or more questions, or if the seller has indicated a lack of knowledge, there may be one or more earthquake risks in this home.

Signed by: [signature] 47BA00E8EA7A47F...

Buyer | Buyer | Date: 7/28/2026

This Disclosure Statement is made in addition to the standard real estate transfer disclosure statement also required by law.

Residential Safety Guides: Acknowledgment of Delivery/Receipt

My signature below and/or on the Property I.D. NHDS Report Receipt page is my acknowledgment that the Residential Safety Guides listed on this page have been delivered to me via the links below. I have received them, I have access to them, and I understand that if I want to receive the guides, booklets, and pamphlets listed below in a different format I can provide Property I.D. with a written request to platinumservices@propertyid.com:

- The California "**Residential Environmental Hazards**" **(© 2011)** booklet (https://propertyid.com/government-booklets) including information on:
  - Asbestos
  - Carbon Monoxide
  - Formaldehyde
  - Hazardous Waste
  - Household Hazardous Waste
  - Lead
  - Mold
  - Radon
- The California "**Homeowners' Guide to Earthquake Safety**" **(© 2020)** (https://propertyid.com/government-booklets) including information on:
  - Earthquake Weaknesses
  - Natural Gas Safety
  - Geologic Hazards
- California Department of Public Health (CDPH) Indoor Air Quality (IAQ) Info Sheet: "**Mold or Moisture in My Home: What Do I Do? (© 2016)** (https://propertyid.com/government-booklets)
- U.S. EPA "**Protect Your Family From Lead in Your Home**" **(© 2021)** (https://propertyid.com/government-booklets)
- The California Energy Commission "**Home Energy Rating**" **(© 2011)** (https://propertyid.com/government-booklets)
- U.S. EPA "**Homeowners' Guide to Septic Systems**" **(© 2012)** (https://propertyid.com/government-booklets)

Property Address: 5717 4TH AVE, LOS ANGELES, CA 90043

Buyer	Signed by: [signature] 47BA00E8EA7A47F...	Date	7/28/2026
Buyer		Date	
Buyer's Agent	DocuSigned by: David Condon A963AA24C923416...	Date	7/27/2026
Seller	Tina Gomez	Date	08.10.2026
Seller		Date	
Seller's Agent	Philip Bordal / [signature]	Date	7/24/26

NOTE: Signatures on the Property I.D. NHDS Report Receipt page are sufficient to acknowledge delivery/receipt of the Residential Safety Guides.

Wyoming
Secretary of State

Wyoming Secretary of State
2020 Carey Avenue
Suite 700
Cheyenne, WY 82002-0020
Ph. 307-777-7311

For Office Use Only
WY Secretary of State
FILED: Mar 1 2019 12:20PM
Original ID: 2019-000844004

Limited Liability Company
Articles of Organization

I. The name of the limited liability company is:
Elata Investments, LLC

II. The name and physical address of the registered agent of the limited liability company is:
Wyoming Registered Agent
1621 Central Ave
Cheyenne, WY 82001

III. The mailing address of the limited liability company is:
1621 Central Avenue
Cheyenne, WY 82001

IV. The principal office address of the limited liability company is:
1621 Central Avenue
Cheyenne, WY 82001

V. The organizer of the limited liability company is:
Wyoming Registered Agent
1621 Central Avenue Cheyenne, WY 82001

Signature: *Rose Garcia* **Date: 03/01/2019**

Print Name: **Rose Garcia**

Title: **Assistant Secretary**

Email: **info@wyomingregisteredagent.com**

Daytime Phone #: **(307) 637-5151**

Wyoming

Secretary of State

Wyoming Secretary of State
2020 Carey Avenue
Suite 700
Cheyenne, WY 82002-0020
Ph. 307-777-7311

☑ I am the person whose signature appears on the filing; that I am authorized to file these documents on behalf of the business entity to which they pertain; and that the information I am submitting is true and correct to the best of my knowledge.

☑ I am filing in accordance with the provisions of the Wyoming Limited Liability Company Act, (W.S. 17-29-101 through 17-29-1105) and Registered Offices and Agents Act (W.S. 17-28-101 through 17-28-111).

☑ I understand that the information submitted electronically by me will be used to generate Articles of Organization that will be filed with the Wyoming Secretary of State.

☑ I intend and agree that the electronic submission of the information set forth herein constitutes my signature for this filing.

☑ I have conducted the appropriate name searches to ensure compliance with W.S. 17-16-401.

Notice Regarding False Filings: Filing a false document could result in criminal penalty and prosecution pursuant to W.S. 6-5-308.

W.S. 6-5-308. Penalty for filing false document.

(a) A person commits a felony punishable by imprisonment for not more than two (2) years, a fine of not more than two thousand dollars ($2,000.00), or both, if he files with the secretary of state and willfully or knowingly:

(i) Falsifies, conceals or covers up by any trick, scheme or device a material fact;

(ii) Makes any materially false, fictitious or fraudulent statement or representation; or

(iii) Makes or uses any false writing or document knowing the same to contain any materially false, fictitious or fraudulent statement or entry.

☑ I acknowledge having read W.S. 6-5-308.

Filer is: ☐ An Individual ☑ **An Organization**

The Wyoming Secretary of State requires a natural person to sign on behalf of a business entity acting as an incorporator or organizer. The following individual is signing on behalf of all Organizers or Incorporators.

Filer Information:

By submitting this form I agree and accept this electronic filing as legal submission of my Articles of Organization.

Signature: *Rose Garcia* Date: **03/01/2019**

Print Name: **Rose Garcia**

Title: **Assistant Secretary**

Email: **info@wyomingregisteredagent.com**

Daytime Phone #: **(307) 637-5151**

Wyoming
Secretary of State

Wyoming Secretary of State
2020 Carey Avenue
Suite 700
Cheyenne, WY 82002-0020
Ph. 307-777-7311

Consent to Appointment by Registered Agent

Wyoming Registered Agent, whose registered office is located at **1621 Central Ave, Cheyenne, WY 82001**, voluntarily consented to serve as the registered agent for **Elata Investments, LLC** and has certified they are in compliance with the requirements of W.S. 17-28-101 through W.S. 17-28-111.

I have obtained a signed and dated statement by the registered agent in which they voluntarily consent to appointment for this entity.

Signature: *Rose Garcia* Date: **03/01/2019**

Print Name: **Rose Garcia**

Title: **Assistant Secretary**

Email: **info@wyomingregisteredagent.com**

Daytime Phone #: **(307) 637-5151**

STATE OF WYOMING
Office of the Secretary of State

I, EDWARD A. BUCHANAN, Secretary of State of the State of Wyoming, do hereby certify that the filing requirements for the issuance of this certificate have been fulfilled.

CERTIFICATE OF ORGANIZATION

Elata Investments, LLC

I have affixed hereto the Great Seal of the State of Wyoming and duly executed this official certificate at Cheyenne, Wyoming on this **1st** day of **March, 2019** at **12:20 PM.**

Remainder intentionally left blank.



GREAT SEAL OF THE STATE OF WYOMING

Filed Date: 03/01/2019

Edward A. Buchanan

Secretary of State

Filed Online By:

Rose Garcia

on 03/01/2019

OPERATING AGREEMENT
OF
ELATA INVESTMENTS, LLC
A WYOMING LIMITED LIABILITY COMPANY

THIS OPERATING AGREEMENT ("Agreement") is entered into the 1st day of March, 2019, by and between the following persons:

1. David Behrend

hereinafter, ("Members" or "Parties").

FOR VALUABLE CONSIDERATION, the receipt and sufficiency of which is hereby acknowledged, the Parties covenant, contract and agree as follows:

ARTICLE I
FORMATION OF LIMITED LIABILITY COMPANY

Formation of LLC.

The Parties have formed a Wyoming limited liability company named:

Elata Investments, LLC

1. ("LLC"). The operation of the LLC shall be governed by the terms of this Agreement and the provisions of the Wyoming Limited Liability Company Act hereinafter referred to as the "Act". To the extent permitted by the Act, the terms and provisions of this Agreement shall control if there is a conflict between such Law and this Agreement.

2. Certificate of Formation. The Members acting through one of its Members, David Behrend, filed an Articles of Organization, ("Certificate") for record in the office of the with the Wyoming Secretary of State on March 1st , 2019, thereby creating the LLC.

3. Business. The business of the LLC shall be:

Real Estate Investment

And

To conduct or promote any lawful businesses or purposes within United States of America or any other jurisdiction which a limited liability company is legally allowed to conduct or promote.

4. Registered Office and Registered Agent. The registered office and place of business of the LLC shall be 1621 Central Ave., Cheyenne, WY 82001 and the registered agent at such office shall be WyomingRegisteredAgent.com, Inc.. The Members may change the registered office and/or registered agent from time to time.

5. Duration. The LLC will commence business as of the date of filing and will continue in perpetuity.

6. Fiscal Year. The LLC's fiscal and tax year shall end December 31.

ARTICLE II
MEMBERS

7. Initial Members. The initial members of the LLC, their initial capital contributions, and their percentage interest in the LLC are:

Initial Members	Percentage Interest in LLC	Capital Contribution
David Behrend	100%	$1000

8. Additional Members. New members may be admitted only upon the consent of a majority of the Members and upon compliance with the provisions of this agreement.

ARTICLE III
MANAGEMENT

9. Management. The Members have elected to manage the LLC as follows (check as appropriate):

[ ] The management of the LLC shall be vested in the Members without an appointed manager. The members shall elect officers who shall manage the company. The President and Secretary may act for and on behalf of the LLC and shall have the power and authority to bind the LLC in all transactions and business dealings of any kind except as otherwise provided in this Agreement.

[**X**] The Members hereby delegate the management of the LLC to Manager(s), subject to the limitations set out in this agreement.

a) The Members shall elect and may remove the Manager(s) by majority vote.

b) A Manager shall serve until a successor is elected by the Members.

c) The Manager(s) shall have the authority to take all necessary and proper actions in order to conduct the business of the LLC.

d) Except for decisions concerning distributions, any Manager can take any appropriate action on behalf of the LLC, including, but not limited to signing checks, executing leases, and signing loan documents.

e) In determining the timing and total amount of distributions to the Members, the action of the Manager shall be based on a majority vote of the Managers, with or without a meeting.

f) The compensation to the Manager(s) shall be in the discretion of the majority of the Members of the LLC.

g) There shall be one (1) initial Managers.

h) The initial Manager(s) is/are:

David Behrend

10. Officers and Relating Provisions. In the event the Members elect to manage the LLC, rather than appointing a manager, the Members shall appoint officers for the LLC and the following provisions shall apply:

(a) Officers. The officers of the LLC shall consist of a president, a treasurer and a secretary, or other officers or agents as may be elected and appointed by the Members. A Member may hold more than one or all offices. The officers shall act in the name of the LLC and shall supervise its operation under the direction and management of the Members, as further described below.

(b) Election and Term of Office. The officers of the LLC shall be elected annually by the Members by a majority vote. Vacancies may be filled or new offices created and filled at any meeting of the Members. Each officer shall hold office until his/her death, until he/she shall resign, or until he/she is removed from office. Election or appointment of an officer or agent shall not of itself create a contract right.

(c) Removal. Any officer or agent may be removed by a majority of the Members whenever they decide that the best interests of the Company would be served thereby. Such removal shall be without prejudice to the contract rights, if any, of the person so removed.

(d) Vacancies. A vacancy is any office because of death, resignation, removal, disqualification or otherwise may be filled by the Members for the unexpired portion of the term.

(e) President. The President shall be the chief executive officer of the LLC and shall preside at all meetings of the Members. The President shall have such other powers and perform such duties as are specified in this Agreement and as may from time to time be assigned by the Members of the LLC.

(f) The Treasurer. The Treasurer shall be the chief financial officer of the LLC. The Treasurer shall not be required to give a bond for the faithful discharge of his/her duties. The Treasurer shall: (i) have charge and custody of and be responsible for all funds and securities of the LLC; (ii) in the absence of the President, preside at meetings of the Members; (iii) receive and give receipts for moneys due and payable to the LLC from any source whatsoever, and deposit all such moneys in the name of the LLC in such banks, trust companies or other depositaries as shall be selected by the Members of the LLC; and (iv) in general perform all the duties incident to the office of treasurer and such other duties as from time to time may be assigned by the President or by the Members of the LLC.

(g) Secretary. The secretary shall: (i) keep the minutes of the Members meetings in one or more books provided for that purpose; (ii) see that all notices are duly given in accordance with the provisions of this Agreement or as required by law; (iii) be custodian of LLC records; (iv) keep a register of the post office address of each Member; (v) certify the Member's resolutions; and other documents to the LLC as true and correct; (vi) in the absence of the President and Treasurer, preside at meetings of the Members and (vii) in general perform all duties incident to the office of secretary and such other duties as from time as may be assigned by the President or the Members.

11. Member Only Powers. Notwithstanding any other provision of this Agreement, only a majority of the Members may: (a) sell or encumber (but not lease) any real estate owned by the LLC, or (b) incur debt, expend funds, or otherwise obligate the LLC if the debt, expenditure, or other obligation exceeds $5,000.

ARTICLE IV
CONTRIBUTIONS, PROFITS, LOSSES, AND DISTRIBUTIONS

12. Interest of Members. Each Member shall own a percentage interest (sometimes referred to as a share) in the LLC. The Member's percentage interest shall be based on the amount of cash or other property that the Member has contributed to the LLC and that percentage interest shall control the Member's share of the profits, losses, and distributions of the LLC.

13. Contributions. The initial contributions and initial percentage interest of the Members are as set out in this Agreement.

14. Additional Contributions. Only a majority of the Members of the LLC may call on the Members to make additional cash contributions as may be necessary to carry on the LLC's business. The amount of any additional cash contribution shall be based on the Member's then existing percentage interest. To the extent a Member is unable to meet a cash call, the other Members can contribute the unmet call on a pro rata basis based on the Members' percentage interests at that time, and the percentage interest of each Member will be adjusted accordingly.

15. Record of Contributions/Percentage Interests. This Agreement, any amendment(s) to this Agreement, and all Resolutions of the Members of the LLC shall constitute the record of the Members of the LLC and of their respective interest therein.

16. Profits and Losses. The profits and losses and all other tax attributes of the LLC shall be allocated among the Members on the basis of the Members' percentage interests in the LLC.

17. Distributions. Distributions of cash or other assets of the LLC (other than in dissolution of the LLC) shall be made in the total amounts and at the times as determined by a majority of the Members. Any such distributions shall be allocated among the Members on the basis of the Members' percentage interests in the LLC.

18. Change in Interests. If during any year there is a change in a Member's percentage interest, the Member's share of profits and losses and distributions in that year shall be determined under a method which takes into account the varying interests during the year.

ARTICLE V
VOTING; CONSENT TO ACTION

19. Voting by Members. Members shall be entitled to vote on all matters which provide for a vote of the Members in accordance with each Member's percentage interest.

20. Majority Required. Except as otherwise provided and delegated to the Officers or Managers, a majority of the Members, based upon their percentage ownership, is required for any action.

21. Meetings - Written Consent. Action of the Members or Officers may be accomplished with or without a meeting. If a meeting is held, evidence of

the action shall be by Minutes or Resolution reflecting the action of the Meeting, signed by a majority of the Members, or the President and Secretary. Action without a meeting may be evidenced by a written consent signed by a majority of the Members, or the President and Secretary.

22. Meetings. Meetings of the Members may be called by any Member owning 10% or more of the LLC, or, if Managers were selected, by any Manager of the LLC, or if Officers were elected, by any officer.

23. Majority Defined. As used throughout this agreement the term "Majority" of the Members shall mean a majority of the ownership interest of the LLC as determined by the records of the LLC on the date of the action.

ARTICLE VI
DUTIES AND LIMITATION OF LIABILITY MEMBERS, OFFICERS, AND PERSONS SERVING ON ADVISORY COMMITTEES; INDEMNIFICATION

24. Duties of Members: Limitation of Liability. The Members, Managers and officers shall perform their duties in good faith, in a manner they reasonably believe to be in the best interests of the LLC, and with such care as an ordinarily prudent person in a like position would use under similar circumstances. No Member or officer, by reason of being or having been a Member or officer, shall be liable to the LLC or to any other Member or officer for any loss or damage sustained by the LLC or any other Member or officer unless the loss or damage shall have been the result of fraud, deceit, gross negligence, willful misconduct, or a wrongful taking by that Member or officer.

25. Members Have No Exclusive Duty to LLC. The Members shall not be required to participate in the LLC as their sole and exclusive business. Members may have other business interests and may participate in other investments or activities in addition to those relating to the LLC. No Member shall incur liability to the LLC or to any other Member by reason of participating in any such other business, investment or activity.

26. Protection of Members and Officers.

(a) As used herein, the term "Protected Party" refers to the Members and officers of the Company.

(b) To the extent that, at law or in equity, a Protected Party has duties (including fiduciary duties) and liabilities relating thereto to the LLC or to any other Protected Party, a Protected Party acting under this Agreement shall not be liable to the LLC or to any other Protected Party for good faith reliance on:

(i) the provisions of this Agreement;

(ii) the records of the LLC; and/or

(iii) such information, opinions, reports or statements presented to the LLC by any person as to matters the Protected Party reasonably believes are within such other person's professional or expert competence and who has been selected with reasonable care by or on behalf of the LLC.

(c) The provisions of this Agreement, to the extent that they restrict the duties and liabilities of a Protected Party to the LLC or to any other Protected Party otherwise existing at law or in equity, are agreed by the parties hereto to replace such other duties and liabilities of such Protected Party.

27. Indemnification and Insurance.

(a) Right to Indemnification.

(i) Any person who is or was a member or officer of the LLC and who is or may be a party to any civil action because of his/her participation in or with the LLC, and who acted in good faith and in a manner which he/she reasonably believed to be in, or not opposed to, the best interests of the LLC may be indemnified and held harmless by the LLC.

(ii) Any person who is or was a member or officer of the LLC and who is or may be a party to any criminal action because of his/her participation in or with the LLC, and who acted in good faith and had reasonable cause to believe that the act or omission was lawful, may be indemnified and held harmless by the LLC.

(b) Advancement of Expenses. Expenses (including attorney's fees) incurred by an indemnified person in defending any proceeding shall be paid in advance of the proceedings conclusion. Should the indemnified member or officer ultimately be determined to not be entitled to indemnification, that member or officer agrees to immediately repay to LLC all funds expended by the LLC on behalf of the member or officer.

(c) Non-Exclusivity of Rights. The right to indemnification and payment of fees and expenses conferred in this section shall not be exclusive of any right which any person may have or hereafter acquire under any statute, provision of this Agreement, contract, agreement, vote of Members or otherwise. The Members and officers are expressly authorized to adopt and enter into indemnification agreements for Members and officers.

(d) Insurance. The Members may cause the LLC to purchase and maintain insurance for the LLC, for its Members and officers, and/or on

behalf of any third party or parties whom the members might determine should be entitled to such insurance coverage.

(e) Effect of Amendment. No amendment, repeal or modification of this Article shall adversely affect any rights hereunder with respect to any action or omission occurring prior to the date when such amendment, repeal or modification became effective.

ARTICLE VII
MEMBERS INTEREST TERMINATED

28. Termination of Membership. A Member's interest in the LLC shall cease upon the occurrence of one or more of the following events:

(a) A Member provided notice of withdrawal to the LLC thirty (30) days in advance of the withdrawal date. Withdrawal by a Member is not a breach of this Agreement

(b) A Member assigns all of his/her interest to a qualified third party.

(c) A Member dies.

(d) There is an entry of an order by a court of competent jurisdiction adjudicating the Member incompetent to manage his/her person or his/her estate.

(e) In the case of an estate that is a Member, the distribution by the fiduciary
of the estate's entire interest in the LLC.

(f) A Member, without the consent of a majority of the Members: (1) makes an assignment for the benefit of creditors; (2) files a voluntary petition in bankruptcy; (3) is adjudicated a bankrupt or insolvent; (4) files a petition or answer seeking for himself any reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief under any statute, law or regulation; (5) files an answer or other pleading admitting or failing to contest the material allegations of a petition filed against him in any proceeding of the nature described in this paragraph; (6) seeks, consents to, or acquiesces in the appointment of a trustee, receiver, or liquidator of the Member or of all or any substantial part of his properties; or (7) if any creditor permitted by law to do so should commence foreclosure or take any other action to seize or sell any Member's interest in the LLC.

(g) If within one hundred twenty (120) days after the commencement of any action against a Member seeking reorganization, arrangement, composition, readjustment, liquidation, dissolution, or similar relief

under any statute, law, or regulation, the action has not been dismissed and/or has not been consented to by a majority of the members.

(h) If within ninety (90) days after the appointment, without a member's consent or acquiescence, of a trustee, receiver, or liquidator of the Member or of all or any substantial part of the member's properties, said appointment is not vacated or within ninety (90) days after the expiration of any stay, the appointment is not vacated and/or has not been consented to by a majority of the members.

(i) Any of the events provided in applicable code provisions that are not inconsistent with the dissociation events identified above.

29. Effect of Dissociation. Any dissociated Member shall not be entitled to receive the fair value of his LLC interest solely by virtue of his dissociation. A dissociated Member that still owns an interest in the LLC shall be entitled to continue to receive such profits and losses, to receive such distribution or distributions, and to receive such allocations of income, gain, loss, deduction, credit or similar items to which he would have been entitled if still a Member. For all other purposes, a dissociated Member shall no longer be considered a Member and shall have no rights of a Member.

ARTICLE VIII
RESTRICTIONS ON TRANSFERABILITY OF LLC INTEREST; SET PRICE FOR LLC INTEREST

30. LLC Interest. The LLC interest is personal property. A Member has no interest in property owned by the LLC.

31. Encumbrance. A Member can encumber his LLC interest by a security interest or other form of collateral only with the consent of a majority of the other Members. Such consent shall only be given if the proceeds of the encumbrance are contributed to the LLC to respond to a cash call of the LLC.

32. Sale of Interest. A Member can sell his LLC interest only as follows:

(a) If a Member desires to sell his/her interest, in whole or in part, he/she shall give written notice to the LLC of his desire to sell all or part of his/her interest and must first offer the interest to the LLC. The LLC shall have the option to buy the offered interest at the then existing Set Price as provided in this Agreement. The LLC shall have thirty (30) days from the receipt of the assigning Member's notice to give the assigning Member written notice of its intention to buy all, some, or none of the offered interest. The decision to buy

shall be made by a majority of the other Members. Closing on the sale shall occur within sixty (60) days from the date that the LLC gives written notice of its intention to buy. The purchase price shall be paid in cash at closing unless the total purchase price is in excess of $N/A in which event the purchase price shall be paid in __________ (____) equal quarterly installments beginning with the date of closing. The installment amounts shall be computed by applying the following interest factor to the principal amount: interest compounded quarterly at the Quarterly Federal Short-Term Rate existing at closing under the Applicable Federal Rates used for purposes of Internal Revenue Code § 1 274(d), or any successor provision.

(b) To the extent the LLC does not buy the offered interest of the selling Member, the other Members shall have the option to buy the offered interest at the Set Price on a pro rata basis based on the Members' percentage interests at that time. If Member does not desire to buy up to his/her proportional part, the other Members can buy the remaining interest on the same pro rata basis. Members shall have fifteen (15) days from the date the LLC gives its written notice to the selling Member to give the selling Member notice in writing of their intention to buy all, some, or none of the offered interest. Closing on the sales shall occur within sixty (60) days from the date that the Members give written notice of their intention to buy. The purchase price from each purchasing Member shall be paid in cash at closing.

(c) To the extent the LLC or the Members do not buy the offered interest, the selling Member can then assign the interest to a non-member. The selling Member must close on the assignment within ninety (90) days of the date that he gave notice to the LLC. If he does not close by that time, he must again give the notice and options to the LLC and the LLC Members before he sells the interest.

(d) The selling Member must close on the assignment within ninety (90) days of the date that he gave notice to the LLC. If he does not close by that time, he must again give the notice and options to the LLC and the LLC Members before he sells the interest.

(e) A non-member purchaser of a member's interest cannot exercise any rights of a Member unless a majority of the non-selling Members consent to him becoming a Member. The non-member purchaser will be entitled, however, to share in such profits and losses, to receive such distributions, and to receive such allocation of income, gain, loss, deduction, credit or similar items to which the selling member would be entitled, to the extent of the interest assigned, and will be subject to calls for contributions under the terms of this Agreement. The purchaser, by purchasing the selling member's interest, agrees to be subject to all the terms of this Agreement as if he were a Member.

33. Set Price. The Set Price for purposes of this Agreement shall be the price fixed by consent of a majority of the Members. The Set Price shall be memorialized and made a part of the LLC records. The initial Set Price for each Member's interest is the amount of the Member's contribution(s) to the LLC as provided above, as updated in accordance with the terms hereof. Any future changes in the Set Price by the Members shall be based upon net equity in the assets of the LLC (fair market value of the assets less outstanding indebtedness), considering the most recent appraisal obtained by the LLC for its assets, as may be adjusted by the Members in their discretion. The initial Set Price shall be adjusted upon demand by a Member but not more than once a year unless all Members consent. This basis for determining the Set Price shall remain in effect until changed by consent of a majority of the Members. The Members will consider revising the basis for determining the Set Price at least annually.

ARTICLE IX
OBLIGATION TO SELL ON A DISSOCIATION EVENT CONCERNING A MEMBER

34. Dissociation. Except as otherwise provided, upon the occurrence of a dissociation event with respect to a Member, the LLC and the remaining Members shall have the option to purchase the dissociated Member's interest at the Set Price in the same manner as provided in ARTICLE VII and as if the dissociated Member had notified the LLC of his desire to sell all of his LLC interest. The date the LLC received the notice as provided in ARTICLE VII triggering the options shall be deemed to be the date that the LLC receives actual notice of the dissociation event.

ARTICLE X
DISSOLUTION

35. Termination of LLC. The LLC will be dissolved and its affairs must be wound up only upon the written consent of a majority of the Members.

36. Final Distributions. Upon the winding up of the LLC, the assets must be distributed as follows: (a) to the LLC creditors; (b) to Members in satisfaction of liabilities for distributions; and (c) to Members first for the return of their contributions and secondly respecting their LLC interest, in the proportions in which the Members share in profits and losses.

ARTICLE XI
TAX MATTERS

37. Capital Accounts. Capital accounts shall be maintained consistent with Internal Revenue Code § 704 and the regulations thereunder.

38. Partnership Election. The Members elect that the LLC be taxed under IRS 8832.

ARTICLE XII
RECORDS AND INFORMATION

39. Records and Inspection. The LLC shall maintain at its place of business the Articles of Organization, any amendments thereto, this Agreement, and all other LLC records required to be kept by the Act, and the same shall be subject to inspection and copying at the reasonable request, and the expense, of any Member.

40. Obtaining Additional Information. Subject to reasonable standards, each Member may obtain from the LLC from time to time upon reasonable demand for any purpose reasonably related to the Member's interest as a Member in the LLC: (1) information regarding the state of the business and financial condition of the LLC; (2) promptly after becoming available, a copy of the LLC's federal, state, and local income tax returns for each year; and (3) other information regarding the affairs of the LLC as is just and reasonable.

ARTICLE XIII
MISCELLANEOUS PROVISIONS

41. Amendment. Except as otherwise provided in this Agreement, any amendment to this Agreement may be proposed by a Member. Unless waived by the Members, the proposing Member shall submit to the Members any such proposed amendment together with an opinion of counsel as to the legality of such amendment and the recommendation of the Member as to its adoption. A proposed amendment shall become effective at such time as it has been approved in writing by a majority of the Members. This Agreement may not be amended nor may any rights hereunder be waived except by an instrument in writing signed by the party sought to be charged with such amendment or waiver, except as otherwise provided in this Agreement.

42. Applicable Law. To the extent permitted by law, this Agreement shall be construed in accordance with and governed by the laws of the State of Wyoming.

43. Pronouns, Etc. References to a Member or Manager, including by use of a pronoun, shall be deemed to include masculine, feminine, singular, plural, individuals, partnerships or corporations where applicable.

44. Counterparts. This instrument may be executed in any number of counterparts each of which shall be considered an original.

45. Specific Performance. Each Member agrees with the other Members

that the other Members would be irreparably damaged if any of the provisions of this Agreement are not performed in accordance with their specific terms and that monetary damages would not provide an adequate remedy in such event. Accordingly, it is agreed that, in addition to any other remedy to which the nonbreaching Members may be entitled, at law or in equity, the nonbreaching Members shall be entitled to injunctive relief to prevent breaches of this Agreement and, specifically, to enforce the terms and provisions of this Agreement in any action instituted in any court of the United States or any state thereof having subject matter jurisdiction thereof.

46. Further Action. Each Member, upon the request of the LLC, agrees to perform all further acts and to execute, acknowledge and deliver any documents which may be necessary, appropriate, or desirable to carry out the provisions of this Agreement.

47. Method of Notices. All written notices required or permitted by this Agreement shall be hand delivered or sent by registered or certified mail, postage prepaid, addressed to the LLC at its place of business or to a Member as set forth on the Member's signature page of this Agreement (except that any Member may from time to time give notice changing his address for that purpose), and shall be effective when personally delivered or, if mailed, on the date set forth on the receipt of registered or certified mail.

48. Facsimiles. For purposes of this Agreement, any copy, facsimile, telecommunication or other reliable reproduction of a writing, transmission or signature may be substituted or used in lieu of the original writing, transmission or signature for any and all purposes for which the original writing, transmission or signature could be used, provided that such copy, facsimile telecommunication or other reproduction shall have been confirmed received by the sending Party.

49. Computation of Time. In computing any period of time under this Agreement, the day of the act, event or default from which the designated period of time begins to run shall not be included. The last day of the period so computed shall be included, unless it is a Saturday, Sunday or legal holiday, in which event the period shall run until the end of the next day which is not a Saturday, Sunday or legal holiday.

WHEREFORE, the Parties have executed this Agreement on the dates stated below their signatures on the attached signature page for each individual Party.

NOTICE: EACH MEMBER HEREBY CERTIFIES THAT HE OR SHE HAS RECEIVED A COPY OF THIS OPERATING AGREEMENT AND FORMATION DOCUMENT OF **ELATA INVESTMENTS, LLC**, A WYOMING LIMITED

LIABILITY COMPANY. EACH MEMBER REALIZES THAT AN INVESTMENT IN THIS COMPANY IS SPECULATIVE AND INVOLVES SUBSTANTIAL RISK. EACH MEMBER AGREES TO BE BOUND BY ALL OF THE TERMS AND CONDITIONS OF THIS AGREEMENT AND THE FORMATION CERTIFICATE OR ARTLCLES.

Members:

David Behrend

AMENDMENT TO OPERATING AGREEMENT

Elata Investments, LLC
A Wyoming Limited Liability Company (hereafter "LLC")

I, David Behrend, 100% Member of Elata Investments, LLC hereby quitclaim my 100% Membership Interest in Elata Investments, LLC to Adlon Investments, Inc., a Wyoming Corporation, effective July 9th, 2019.

____
David Behrend, Member

____
Adlon Investments, Inc.

David Behrend, President

AMENDMENT TO OPERATING AGREEMENT

Elata Investments, LLC.
A Wyoming Limited Liability Company (hereafter "LLC")

Effective July 14th, 2019 as per the purchase agreement signed July 10th, 2019 and attached as Addendum "A"

Adlon Investments, Inc., 100% Member of Elata Investments, LLC, does hereby, subject to, sell:

100% of its 100% Membership Interest in Elata Investments, LLC, to Hubilu Venture Corporation, a Delaware Corporation. and agree to the sale and to be bound by the terms of sale.

Adlon Investments, Inc., Member

David Behrend, President

Hubilu Venture Corporation

David Behrend, CEO

Elata Investments, LLC

David Behrend, Manager

CHASE

JPMorgan Chase Bank, N.A.
P O Box 44959
Indianapolis, IN 46244 - 4959

May 01, 2026 through May 29, 2026
Account Number: **000000387300905**

CUSTOMER SERVICE INFORMATION	
Web site:	**Chase.com**
Service Center:	**1-800-242-7338**
Para Espanol:	1-888-622-4273
International Calls:	1-713-262-1679
We accept operator relay calls	

00001850 DRI 703 211 15026 NNNNNNNNNNN 1 000000000 64 0000
ELATA INVESTMENTS, LLC
205 S BEVERLY DR STE 205
BEVERLY HILLS CA 90212-3839

CHECKING SUMMARY

Chase Business Complete Checking

	INSTANCES	AMOUNT
Beginning Balance		**$182,928.17**
Deposits and Additions	22	46,065.87
Electronic Withdrawals	26	-101,859.01
Fees	2	-26.50
Ending Balance	**50**	**$127,108.53**

Congratulations, we waived the $15 Monthly Service Fee for this statement period, based on your qualifying activity.

How to Avoid the Monthly Service Fee (MSF)
If you meet any of the following qualifying activities for this Chase Business Complete Checking[SM] account in a statement period, we will waive the $15 MSF.

Here's the business activity we used to determine if you qualified for the MSF waiver:

- $2,000 Minimum Daily Ending Balance: Your lowest daily ending balance was $118,648.28.
- $2,000 Chase Payment Solutions[SM] Activity: $0.00 was deposited into this account.
- $2,000 Chase Ink® Business Card Activity: $0.00 was your total Ink activity.

You can also avoid the MSF if you:

- Maintain a linked Chase Private Client Checking[SM] account OR
- Meet Chase Military Banking requirements

For complete details on all requirements to avoid the MSF, please review the Additional Banking Services and Fees for Business Accounts at chase.com/business/disclosures or visit a Chase branch.

DEPOSITS AND ADDITIONS

DATE	DESCRIPTION	AMOUNT
05/01	Orig CO Name:LA Homeless Serv Orig ID:2860767336 Desc Date:0429 CO Entry Descr:210206 Sec:CCD Trace#:122105491988093 Eed:260501 Ind ID:5162 Ind Name:Elata Investments LLC Trn: 1211988093Tc	$7,904.00
05/01	Zelle Payment From Ana Magali Velasquez Hernandez 29045095935	2,000.00
05/01	Zelle Payment From Jomo Turay Ctixh2Mtoawf	800.00
05/01	Zelle Payment From Hunter Jackson II 29055522158	765.52
05/01	Zelle Payment From Ian P Murphy 29036230255	500.00
05/04	Zelle Payment From Florinda Garciapastor Backil0Jlhwz	3,000.00
05/04	Zelle Payment From Florinda Garciapastor Backldo43430	2,000.00
05/04	Zelle Payment From Ana Magali Velasquez Hernandez 29062811509	2,000.00
05/04	Zelle Payment From Ana Magali Velasquez Hernandez 29073693705	1,000.00

DEPOSITS AND ADDITIONS *(continued)*

DATE	DESCRIPTION	AMOUNT
05/14	Zelle Payment From Jomo Turay Cti5Zr5Bfpy0	2,500.00
05/15	Zelle Payment From Jomo Turay Ctizhy4Qy1Hr	1,500.00
05/15	Zelle Payment From Ian P Murphy 29224629960	500.00
05/18	Remote Online Deposit 1	5,000.00
05/18	Remote Online Deposit 1	2,054.38
05/22	Deposit 1300543281	878.00
05/26	Zelle Payment From Maria Colio Carrillo Wfct127Dfmdt	3,499.00
05/26	Zelle Payment From Geovanny Mauricio 29367795739	1,999.00
05/26	Zelle Payment From Aricela Pascual Wfct1275Mtb5	1,563.97
05/26	Zelle Payment From Marisela Rafailano Hernandez Bactyaxm9Yrf	1,100.00
05/26	Zelle Payment From Geovanny Mauricio 29367704160	1.00
05/26	Zelle Payment From Maria Colio Carrillo Wfct127D7Ynv	1.00
05/27	Deposit 2179132601	5,500.00
Total Deposits and Additions		**$46,065.87**

ELECTRONIC WITHDRAWALS

DATE	DESCRIPTION	AMOUNT
05/01	Orig CO Name:Bsi Financial Se Orig ID:20082 Desc Date:050126 CO Entry Descr:Bsi Financsec:Tel Trace#:111017973958474 Eed:260501 Ind ID:0001514730 Ind Name:Elata Investments LLC Trn: 1213958474Tc	$4,863.79
05/01	Orig CO Name:Bsi Financial Se Orig ID:20082 Desc Date:050126 CO Entry Descr:Bsi Financsec:Tel Trace#:111017973958470 Eed:260501 Ind ID:0001510077 Ind Name:Elata Investments LLC Trn: 1213958470Tc	4,459.46
05/01	Orig CO Name:Bsi Financial Se Orig ID:20082 Desc Date:050126 CO Entry Descr:Bsi Financsec:Tel Trace#:111017973958486 Eed:260501 Ind ID:0001519582 Ind Name:Elata Investments, LLC Trn: 1213958486Tc	3,894.19
05/01	Orig CO Name:Selene Finance Orig ID:5204400263 Desc Date:050126 CO Entry Descr:Payments Sec:PPD Trace#:091000011810056 Eed:260501 Ind ID: Ind Name:Elata Investments, LLC Trn: 1211810056Tc	4,158.22
05/04	Orig CO Name:Bsi Financial Se Orig ID:20082 Desc Date:050426 CO Entry Descr:Bsi Financsec:Web Trace#:111017973952233 Eed:260504 Ind ID:0001519679 Ind Name:Elata Investments, LLC Trn: 1243952233Tc	4,196.39
05/04	Orig CO Name:Spectrum Orig ID:0000358635 Desc Date:260504 CO Entry Descr:Spectrum Sec:Web Trace#:021000025005672 Eed:260504 Ind ID:3111352 Ind Name:Elata Investments LLC 855-707-7328 Trn: 1245005672Tc	71.25
05/05	Orig CO Name:Socalgas Orig ID:6951240705 Desc Date:260504 CO Entry Descr:Paid Scgc Sec:Web Trace#:111000020242018 Eed:260505 Ind ID:1290055025 Ind Name:301601474315996403 Trn: 1250242018Tc	88.49
05/05	05/05 Online Transfer To Chk ...0957 Transaction#: 29103842011	5,000.00
05/07	Zelle Payment To Isidro Martinez 29123765369	270.00
05/07	05/07 Online Transfer To Chk ...0957 Transaction#: 29123952177	10,000.00
05/08	Orig CO Name:Select Portfolio Orig ID:1870465626 Desc Date: CO Entry Descr:Sps Sec:Tel Trace#:021000020932608 Eed:260508 Ind ID:0030676449 Ind Name:Elata Investments LLC Trn: 1280932608Tc	4,156.81
05/08	Orig CO Name:Select Portfolio Orig ID:1870465626 Desc Date: CO Entry Descr:Sps Sec:Tel Trace#:021000020932606 Eed:260508 Ind ID:0030627509 Ind Name:Elata Investments LLC Trn: 1280932606Tc	4,003.26
05/08	05/08 Online Transfer To Chk ...6932 Transaction#: 29149366853	6,000.00
05/08	05/08 Online Transfer To Chk ...6932 Transaction#: 29149377618	1,000.00
05/12	05/12 Online Transfer To Chk ...0957 Transaction#: 29191731868	10,000.00
05/12	05/12 Online Transfer To Chk ...0957 Transaction#: 29193232339	10,000.00
05/12	05/12 Online Transfer To Chk ...1171 Transaction#: 29195732424	10,000.00

ELECTRONIC WITHDRAWALS *(continued)*

DATE	DESCRIPTION	AMOUNT
05/13	Orig CO Name:Ladwp Orig ID:4956000736 Desc Date:260512 CO Entry Descr:Web Pay Sec:CCD Trace#:091000014547591 Eed:260513 Ind ID:2615602486 Ind Name:Elata Investments LLC 8003425397 Trn: 1334547591Tc	2,013.35
05/13	Orig CO Name:Socalgas Orig ID:6951240705 Desc Date:260512 CO Entry Descr:Paid Scgc Sec:Web Trace#:111000024723601 Eed:260513 Ind ID:0725051675 Ind Name:301601474316377941 Trn: 1334723601Tc	29.39
05/13	Orig CO Name:LA CO Ttc Paymnt Orig ID:0000079161 Desc Date: CO Entry Descr:2139742111Sec:CCD Trace#:242071756084347 Eed:260513 Ind ID:3921391875 Ind Name:Elata Investments LLC LA CO Ttc Paymnt Trn: 1336084347Tc	44.81
05/20	05/20 Online Transfer To Chk ...0957 Transaction#: 29293395948	5,000.00
05/26	05/26 Online Domestic Wire Transfer Via: Cadence Bank/084201278 A/C: M And K Cpas Pllc Houston TX 77060 US Ref: For Hubilu Audit/Bnf/Mcelravy Imad: 0526Mmqfmp2K027739 Trn: 3644036146Es	7,000.00
05/27	Orig CO Name:Obieinsurance Orig ID:4270465600 Desc Date: CO Entry Descr:Obieinsurasec:CCD Trace#:111000027127262 Eed:260527 Ind ID:St-L2N5U3W2N8E4 Ind Name:Elata Investments LLC Trn: 1477127262Tc	3,323.75
05/28	Orig CO Name:Ladwp Orig ID:4956000736 Desc Date:260527 CO Entry Descr:Web Pay Sec:CCD Trace#:091000013044189 Eed:260528 Ind ID:1429962185 Ind Name:Elata Investments LLC 8003425397 Trn: 1483044189Tc	1,325.45
05/29	Zelle Payment To Raymond Goldblatt 29407379877	760.40
05/29	05/29 Online Transfer To Chk ...9352 Transaction#: 29407383727	200.00
Total Electronic Withdrawals		**$101,859.01**

FEES

DATE	DESCRIPTION	AMOUNT
05/26	Online Domestic Wire Fee	$25.00
05/29	Cash Deposit Immediate	1.50
Total Fees		**$26.50**

DAILY ENDING BALANCE

DATE	AMOUNT	DATE	AMOUNT	DATE	AMOUNT
05/01	$177,522.03	05/13	118,648.28	05/22	126,080.66
05/04	181,254.39	05/14	121,148.28	05/26	127,219.63
05/05	176,165.90	05/15	123,148.28	05/27	129,395.88
05/07	165,895.90	05/18	130,202.66	05/28	128,070.43
05/08	150,735.83	05/20	125,202.66	05/29	127,108.53
05/12	120,735.83				

IN CASE OF ERRORS OR QUESTIONS ABOUT YOUR ELECTRONIC FUNDS TRANSFERS:

Call us at 1-866-564-2262 or write us at the address on the front of this statement immediately if you think your statement or receipt is incorrect or if you need more information about a transfer listed on the statement or receipt.

For personal accounts only: We must hear from you no later than 60 days after we sent you the FIRST statement on which the problem or error appeared. Be prepared to give us the following information:

- Your name and account number;
- A description of the error or the transaction you are unsure about, and why you think it is an error or want more information; and
- The amount of the suspected error.

We will investigate your complaint and will correct any error promptly. If we take more than 10 business days (or 20 business days for new accounts) to do this, we will provide provisional credit to your account for the amount you think is in error so that you will have use of the money during the time it takes us to complete our investigation.

For business accounts, our practice is to follow the procedures described above as detailed in your Deposit Account Agreement or other applicable agreements, but we are not legally required to do so. For example, we require you to notify us no later than 30 days after we sent you the first statement on which the error appeared. We may require you to provide us with a written statement that the disputed transaction was unauthorized. We are also not required to give provisional credit.

IN CASE OF ERRORS OR QUESTIONS ABOUT NON-ELECTRONIC FUNDS TRANSFERS: Contact us immediately if your statement is incorrect or if you need more information about any non-electronic funds transfers on this statement. For more details, see your Deposit Account Agreement or other applicable agreements that govern your account.

JPMorgan Chase Bank, N.A. Member FDIC

BARRETT FINANCIALGROUP

NMLS:181106
2701 East Insight Way, Suite 150, Chandler, AZ, 85286
(480) 459-4500

Barrett Financial Group, L.L.C. Pre-Approval Letter

Date:	07/28/2026
Borrower(s):	David Jonathan Behrend
Address:	TBD
Expires On:	10/26/2026

CONGRATULATIONS!

You have been pre-approved for the following loan terms based on the information and documentation that you provided to Barrett Financial Group, L.L.C. regarding your income, employment, and overall credit. Your credit has been reviewed. Your financing is subject to final underwriting approval, clear & marketable title, homeowner's insurance, appraisal review, and verification that your financial condition and creditworthiness has not changed between the date of this letter and closing/funding of the loan.

Pre-qualification Terms:

Ref Number: 17324674

Purchase Price:	$600,000
Loan Amount:	Up to $510,000
Financing Percentage:	85.00%
Loan Term:	30 years
Loan Type:	Non-QM
Seller Credits:	$0.00
Deposit:	$0.00

This prequalification is not to be construed as a mortgage commitment. A loan commitment is subject to complete underwriting approval, including satisfactory appraisal and clear title work. Interest rates are subject to change.

If you have any questions, please feel free to contact me at (949) 232-9569 or andrewo@barrettfinancial.com .

Sincerely,

ANDREW OJEISEKHOBA

Loan Originator
NMLS: 204365
Phone: **(949) 232-9569**
Mobile: **(949) 232-9569**
Email: **andrewo@barrettfinancial.com**